Exhibit 99.2

EXECUTION VERSION

MORTGAGE LOAN PURCHASE AGREEMENT

This Mortgage Loan Purchase Agreement (this “Agreement”), is dated and effective as of April 29, 2019, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as seller (in such capacity, together with its successors and permitted assigns hereunder, the “Mortgage Loan Seller” or “Seller”), and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the “Purchaser”).

RECITALS

The Mortgage Loan Seller desires to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the Purchaser desires to purchase, subject to the terms and conditions set forth herein, the commercial, multifamily and/or manufactured housing community mortgage loans (collectively, the “Mortgage Loans”) identified on the schedule annexed hereto as Exhibit A (as such schedule may be amended from time to time pursuant to the terms hereof, the “Mortgage Loan Schedule”).

The Purchaser intends to create a trust (the “Trust”), the primary assets of which will be a segregated pool of commercial, multifamily and/or manufactured housing community mortgage loans, that includes the Mortgage Loans. Beneficial ownership of the assets of the Trust (such assets collectively, the “Trust Fund”) will be evidenced by a series of mortgage pass-through certificates (the “Certificates”). Certain classes of the Certificates will be rated by nationally recognized statistical rating organizations (the “Rating Agencies”). Certain classes of Certificates (the “Registered Certificates”) will be registered under the Securities Act of 1933, as amended (the “Securities Act”), and certain classes of Certificates (the “Non-Registered Certificates”) will not be registered under the Securities Act. The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of May 1, 2019 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Depositor”), Wells Fargo Bank, National Association (“Wells Fargo Bank”), as master servicer (in such capacity, the “Master Servicer”), Rialto Capital Advisors, LLC, as special servicer (the “Special Servicer”), Wells Fargo Bank, as certificate administrator (in such capacity, the “Certificate Administrator”), as tax administrator and as custodian (in such capacity, the “Custodian”), Wilmington Trust, National Association, as trustee (the “Trustee”), and Park Bridge Lender Services LLC, as operating advisor (in such capacity, the “Operating Advisor”) and as asset representations reviewer (in such capacity, the “Asset Representations Reviewer”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing Date (as defined in Section 1 hereof). Any reference to a provision of the Pooling and Servicing Agreement shall be to the Pooling and Servicing Agreement as in full force and effect on the Closing Date. It is anticipated that the Purchaser will transfer the Mortgage Loans to the Trustee on behalf of the Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

The Purchaser intends to sell the Registered Certificates to Wells Fargo Securities, LLC (“WFS”), Barclays Capital Inc. (“Barclays Capital”), UBS Securities LLC (“UBS Securities”), Drexel Hamilton, LLC (“Drexel”) and Academy Securities, Inc. (“Academy”)

(collectively in such capacity, the “Underwriters”) pursuant to an underwriting agreement, dated as of the date hereof (the “Underwriting Agreement”), between the Purchaser, Wells Fargo Bank and the Underwriters. The Purchaser intends to sell the Non-Registered Certificates to WFS, Barclays Capital, UBS Securities, Drexel and Academy (collectively in such capacity, the “Initial Purchasers”) pursuant to a certificate purchase agreement, dated as of the date hereof (the “Certificate Purchase Agreement”), between the Purchaser, Wells Fargo Bank and the Initial Purchasers. The Certificates are more fully described in (a) that certain prospectus dated May 1, 2019 (together with all annexes and exhibits thereto and information incorporated therein by reference as of the date of filing thereof, the “Prospectus”), relating to the Registered Certificates and (b) that certain private placement memorandum, dated May 1, 2019 (together with all annexes and exhibits thereto, the “Private Placement Memorandum”), relating to the Non-Registered Certificates, as each may be amended or supplemented at any time hereafter.

The Mortgage Loan Seller will indemnify the Depositor, the Underwriters, the Initial Purchasers and certain related parties with respect to certain disclosure regarding the Mortgage Loans that is contained in (a) that certain preliminary prospectus, dated April 24, 2019, relating to the Registered Certificates (together with all annexes and exhibits thereto and information incorporated therein by reference as of the last Time of Sale as defined in the Indemnification Agreement, the “Preliminary Prospectus”), (b) that certain preliminary private placement memorandum, dated April 24, 2019, relating to the Non-Registered Certificates (together with all annexes and exhibits thereto, the “Preliminary Private Placement Memorandum”), (c) the Prospectus, (d) the Private Placement Memorandum and (e) certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of the date hereof (the “Indemnification Agreement”), among the Mortgage Loan Seller, the Depositor, the Underwriters and the Initial Purchasers.

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

Section 1.      Agreement to Purchase. The Mortgage Loan Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the Purchaser agrees to purchase from the Mortgage Loan Seller, subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on May 14, 2019 or such other date as shall be mutually acceptable to the parties hereto (the “Closing Date”). As of the Cut-off Date, the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans, if any, on or before such date, whether or not received, of $215,571,505, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be an amount set forth on the cross receipt between the Mortgage Loan Seller and the Purchaser dated the Closing Date (which price reflects no deduction for any transaction expenses for which the Mortgage Loan Seller is responsible). The Purchaser shall pay such purchase price to the Mortgage Loan Seller on the Closing Date by wire transfer in immediately available funds or by such other method as shall be mutually acceptable to the parties hereto.

Section 2.      Conveyance of the Mortgage Loans. (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and the satisfaction of the other conditions to the Mortgage Loan Seller’s obligations set forth herein, the

Mortgage Loan Seller does hereby sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, all of the right, title and interest of the Mortgage Loan Seller in, to and under the Mortgage Loans and all documents included in the related Mortgage Files and Servicing Files, with the understanding that a servicing rights purchase and sale agreement or comparable agreement may be executed by the Mortgage Loan Seller and the Master Servicer. Such assignment includes all scheduled payments of principal and interest under and proceeds of the Mortgage Loans received after their respective Cut-off Dates (other than scheduled payments of interest and principal due on or before their respective Cut-off Dates, which shall belong and be promptly remitted to the Mortgage Loan Seller) together with all documents delivered or caused to be delivered hereunder with respect to such Mortgage Loans by the Mortgage Loan Seller (including all documents included in the related Mortgage Files and Servicing Files and any other documents required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement). The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective Cut-off Dates or, in the case of Qualified Substitute Mortgage Loans (if any), due on or prior to the related date of substitution and collected after such date, in each case, which shall belong to the Mortgage Loan Seller), except any Seller Defeasance Rights and Obligations.

After the Mortgage Loan Seller’s transfer of the Mortgage Loans to the Purchaser, as provided herein, the Mortgage Loan Seller shall not take any action inconsistent with the Purchaser’s ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Mortgage Loan Seller is expressly permitted to complete subsequent to the Closing Date, the Mortgage Loan Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser.

(b)       The conveyance of the Mortgage Loans and the related rights and property accomplished hereby is intended by the parties hereto to constitute a sale by the Mortgage Loan Seller of all the Mortgage Loan Seller’s right, title and interest in and to such Mortgage Loans and such other related rights and property by the Mortgage Loan Seller to the Purchaser. Furthermore, it is not intended that such conveyance be a pledge of security for a loan. If such conveyance is determined to be a pledge of security for a loan, however, then: (i) this Agreement shall constitute a security agreement under applicable law; (ii) the Mortgage Loan Seller shall be deemed to have granted to the Purchaser, and in any event, the Mortgage Loan Seller hereby grants to the Purchaser, a first priority security interest in all of the Mortgage Loan Seller’s right, title and interest, whether now owned or hereafter acquired, in and to (1) the Mortgage Loans, (2) all documents included in the related Mortgage Files and Servicing Files, (3) all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and (4) all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective Cut-off Dates or, in the case of Qualified Substitute Mortgage Loans (if any), due on or prior to the related date of substitution and collected after such date); (iii) the assignment by the Purchaser to the Trustee of its interests in the Mortgage Loans as contemplated by Section 16 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Purchaser (or the Custodian) of the Mortgage Notes with respect to the Mortgage Loans subject hereto from time to time and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” or possession by a purchaser or person designated by such secured party for the purpose of perfecting such security interest under applicable law; and (v) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

(c)       In connection with the Mortgage Loan Seller’s assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the Custodian, (x) on or before the Closing Date, the Mortgage Note relating to each Mortgage Loan so assigned, endorsed to the Trustee or in blank as specified in clause (i) of the definition of “Mortgage File” in Section 1.01 of the Pooling and Servicing Agreement (or, alternatively, if the original executed Mortgage Note has been lost, a lost note affidavit and indemnity with a copy of such Mortgage Note as specified in clause (i) of the definition of “Mortgage File”) and (y) on or before the date that is forty-five (45) days following the Closing Date (or such later date as may be provided under Sections 2.01(b) or (c) of the Pooling and Servicing Agreement with respect to any item), the remainder of the Mortgage File for each Mortgage Loan (which delivery shall be subject to clauses (e) and (f) in the proviso of the definition of “Mortgage File”) and, except in the case of a Mortgage Loan that is part of a Non-Serviced Whole Loan as of the Closing Date, any other items required to be delivered or deposited by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement (other than amounts from reserve accounts and originals of letters of credit, which shall be transferred to the Master Servicer) for each Mortgage Loan, and shall take such other actions and pay such costs with respect to the Mortgage Loans as may be required under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement.

(d)       In accordance with Section 2.01(b) of the Pooling and Servicing Agreement, with respect to letters of credit referred to in clause (xii) of the definition of “Mortgage File”, the Mortgage Loan Seller shall deliver the original of such letter of credit to the Master Servicer (with a copy to the Custodian) or, if such original has been submitted by the Mortgage Loan Seller to the issuing bank to effect a reissuance, assignment or amendment of such letter of credit (changing the beneficiary thereof to the Master Servicer (in care of the Trustee) that may be required in order for the Master Servicer to draw on such letter of credit on behalf of the Trust in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents), the Mortgage Loan Seller shall be deemed to have satisfied the delivery requirements of this Agreement and the Pooling and Servicing Agreement by delivering with respect to such letter(s) of credit a copy thereof to the Custodian indicating that such document has been delivered to the issuing bank for reissuance or an Officer’s Certificate from the Master Servicer certifying that it holds the letter(s) of credit pursuant to Section 2.01(b) of the Pooling and Servicing Agreement, a copy of which shall be delivered to the Custodian on the Closing Date. If a letter of credit referred to in the previous sentence is not in a form that would allow the Master Servicer to draw on such letter of credit on behalf of the Trust in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents, the Mortgage Loan Seller shall deliver the appropriate assignment or amendment documents (or copies of such assignment or amendment documents if the Mortgage Loan Seller has submitted the originals to the related issuer of such letter of credit for processing) to the Custodian within forty-five (45) days of the Closing Date. If not otherwise paid by the related Mortgagor, the Mortgage Loan Seller shall pay any costs of assignment or amendment of such letter(s) of credit required in order for the Master Servicer to draw on such letter(s) of credit on behalf of the Trust and shall cooperate with the reasonable requests of the Master Servicer in connection with effectuating a draw under any such letter of credit prior to the date such letter of credit is assigned or amended in order that it may be drawn by the Master Servicer on behalf of the Trust.

In addition, pursuant to Section 3.01(f) of the Pooling and Servicing Agreement, within sixty (60) days (or such shorter time period as is required by the terms of the applicable Mortgage Loan documents) after the later of (i) the receipt of a letter of credit pursuant to this Section 2(d) by the Master Servicer and (ii) the Closing Date, the Mortgage Loan Seller shall notify each provider of a letter of credit for each Mortgage Loan (other than any Non-Serviced Mortgage Loan) identified as having a letter of credit on the Mortgage Loan Schedule, that the Master Servicer (in care of the Trustee) for the benefit of the Certificateholders and any related Companion Holders shall be the beneficiary under each such letter of credit.

In addition, on or prior to the fifth (5th) Business Day after the Closing Date, the Mortgage Loan Seller, at its expense, shall deliver to the Custodian five (5) limited powers of attorney substantially in the form attached hereto as Exhibit F in favor of the Custodian (on behalf of the Trustee) and the Special Servicer to empower the Custodian (on behalf of the Trustee) and, in the event of the failure or incapacity of the Custodian (on behalf of the Trustee), the Special Servicer to sign and/or deliver to a third party for submission, or to cause the Custodian to sign and/or deliver to a third party for submission, for recording, at the expense of the Mortgage Loan Seller, any Mortgage Loan documents required to be recorded as described in Section 2.01 of the Pooling and Servicing Agreement and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files (so long as original counterparts have previously been delivered to the Trustee (or the Custodian on its behalf)). The Mortgage Loan Seller agrees to reasonably cooperate with the Custodian, the Trustee and the Special Servicer in connection with any additional powers of attorney or revisions thereto that are requested by such parties for purposes of such recordation. The parties hereto agree that no such power of attorney shall be used with respect to any Mortgage Loan by or under authorization by any party hereto except to the extent that the absence of a document described in the second preceding sentence with respect to such Mortgage Loan remains unremedied as of the earlier of (i) the date that is one hundred eighty (180) days following the delivery of notice of such absence to the Mortgage Loan Seller, but in no event earlier than eighteen (18) months from the Closing Date, and (ii) the date (if any) on which such Mortgage Loan becomes a Specially Serviced Mortgage Loan. The Custodian or the Special Servicer, as applicable, shall submit such documents for recording, at the Mortgage Loan Seller’s expense, after the periods set forth above, provided, the Custodian or the

Special Servicer, as applicable, shall not submit such assignments for recording if the Mortgage Loan Seller produces evidence that it or a third-party on its behalf has sent any such assignment for recording and certifies that the Mortgage Loan Seller is awaiting its return from the applicable recording office.

(e)       In addition, with respect to the Mortgage Loans identified as Mortgage Loan Nos. 17 and 44 on the Mortgage Loan Schedule, which are secured by Mortgaged Properties that are each subject to a franchise agreement with a related comfort letter in favor of the Mortgage Loan Seller that requires notice to or request of the related franchisors to transfer or assign any related comfort letter to the Trustee for the benefit of the Certificateholders or otherwise have a new comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter) issued in the name of the Trustee for the benefit of the Certificateholders, the Mortgage Loan Seller shall, within forty-five (45) days of the Closing Date (or any shorter period if required by the applicable comfort letter), provide any such required notice to or make any such required request of the related franchisor (with a copy to the Master Servicer); and, if the Mortgage Loan Seller receives notice from the Master Servicer that any such comfort letter with respect to a franchise agreement has not been received within the timeframe provided under Section 2.01(g) of the Pooling and Servicing Agreement, the Mortgage Loan Seller shall, within a commercially reasonable time after receipt of such notice, obtain a replacement comfort letter in substantially the same form as the existing comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter) in favor of the Trust.

(f)       In connection with the Mortgage Loan Seller’s assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the Master Servicer in accordance with Section 2.01(d) of the Pooling and Servicing Agreement, the following items in its possession: (i) within five (5) Business Days after the Closing Date, a copy of the Mortgage File for each Mortgage Loan (except that copies of any instruments of assignment that are returned to the Custodian by the related public recording office in accordance with the requirements of Section 2.01(c) of the Pooling and Servicing Agreement shall be delivered by the Custodian to the Master Servicer) and (ii) within five (5) Business Days after the Closing Date, originals or copies of all financial statements, appraisals, environmental reports, engineering reports, transaction screens, seismic assessment reports, leases, rent rolls, Insurance Policies and certificates, major space leases, legal opinions and tenant estoppels and any other relevant documents relating to the origination and servicing of any Mortgage Loan or related Whole Loan that are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan or Whole Loan in the possession or under the control of the Mortgage Loan Seller that relate to the Mortgage Loans or related Whole Loan(s) and, to the extent that any original documents or copies, as applicable, of the following documents are not required to be a part of a Mortgage File for any Mortgage Loan or Whole Loan, originals or copies of all documents, certificates and opinions in the possession or under the control of the Mortgage Loan Seller that were delivered by or on behalf of the related Mortgagors in connection with the origination of such Mortgage Loans (provided that the Mortgage Loan Seller shall not be required to deliver any internal communications (including such communications between such Mortgage Loan Seller and its Affiliates) and underwriting analysis (including documents prepared by the applicable Mortgage Loan Seller or any of its Affiliates for such purposes), draft documents, attorney client communications that are privileged communications or constitute legal or other due diligence analyses and credit underwriting or due diligence analyses or data); provided that the parties hereto acknowledge and agree that some or all of the items in clauses (i) and (ii) of this sentence have, as of the Closing Date, been posted to websites to which various parties to the Pooling and Servicing Agreement have access, and if any such items have been so posted to any such website(s) to which the Master Servicer has access, such items will be deemed to have been delivered to the Master Servicer in accordance with this sentence; and provided, further, that if the Master Servicer is unable to download such items from such website(s) after making reasonable efforts to do so and provides notice (which may be delivered by electronic means) to the Mortgage Loan Seller, the Mortgage Loan Seller shall deliver such items to the Master Servicer by such means as may be reasonably acceptable to the Master Servicer. In addition, the Mortgage Loan Seller shall, in accordance with Section 2.01(f) of the Pooling and Servicing Agreement, deliver to it and deposit with, or cause to be delivered to and deposited with, the Master Servicer within three (3) Business Days after the Closing Date, all unapplied reserve funds and Escrow Payments in the possession or under the control of the Mortgage Loan Seller that relate to the Mortgage Loans (other than any Non-Serviced Whole Loans). In addition, not later than the Closing Date, the Mortgage Loan Seller shall provide to the Master Servicer the initial data with respect to each Mortgage Loan that is necessary for the preparation of the initial CREFC® Financial File and CREFC® Loan Periodic Update File required to be delivered by the Master Servicer under the Pooling and Servicing Agreement.

(g)       Under generally accepted accounting principles (“GAAP”) and for federal income tax purposes, the Mortgage Loan Seller shall report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Mortgage Loan Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan) and to reflect that the Mortgage Loans are no longer property of the Mortgage Loan Seller. In no event shall the Mortgage Loan Seller take any action that is inconsistent with the Trust’s ownership of each Mortgage Loan following the Closing Date.

(h)       The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and Servicing Agreement (except with respect to the Administrative Cost Rate). The Mortgage Loan Seller shall, within fifteen (15) days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule; provided that this sentence shall not be construed to relieve the Mortgage Loan Seller of any liability for any related Breach or to shorten the period available to the Mortgage Loan Seller with respect to the cure, repurchase or substitution provisions with respect to a Material Defect set forth in Section 5.

(i)       Notwithstanding anything to the contrary, the Purchaser and the Mortgage Loan Seller hereby acknowledge and agree that with respect to the Mortgage Loans identified as Mortgage Loan Nos. 8, 10, 11, 12, 17, 19, 22, 44, 46, 49, 61 and 63 on the Mortgage Loan Schedule that are subject to defeasance, the Mortgage Loan Seller has retained the right of the lender under the Mortgage Loan documents to receive a percentage of the economic benefit associated with the ownership of the successor borrower, to designate and establish the successor borrower and to purchase (or cause the purchase on behalf of the related borrower of) the related defeasance collateral, in each case if there is a defeasance of such Mortgage Loan (“Seller Defeasance Rights and Obligations”). The Purchaser shall cause the Pooling and Servicing Agreement to provide that:

(i) if the Master Servicer receives notice of a defeasance request with respect to a Mortgage Loan with Seller Defeasance Rights and Obligations, then the Master Servicer shall provide upon receipt of such notice, written notice of such defeasance request to the Mortgage Loan Seller or its assignee; and (ii) until such time as the Mortgage Loan Seller provides written notice to the contrary, notice of a defeasance of a Mortgage Loan with Seller Defeasance Rights and Obligations shall be delivered to the Mortgage Loan Seller pursuant to the notice provisions of the Pooling and Servicing Agreement.

Section 3.      Examination of Mortgage Loan Files and Due Diligence Review. The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans, that may be undertaken by or on behalf of the Purchaser on or before the Closing Date. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser’s right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller’s representations and warranties made pursuant to Section 4, except as expressly set forth in Section 5.

Section 4.      Representations, Warranties and Covenants of the Mortgage Loan Seller and the Purchaser. (a) The Mortgage Loan Seller hereby makes, as of the date hereof (and, in connection with any replacement of a Defective Loan (as defined in Section 4(f) hereof) with one or more Qualified Substitute Mortgage Loans (also as defined in Section 4(f) hereof), pursuant to Section 5(a) hereof, as of the related date of substitution), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-1. The Purchaser hereby makes, as of the date hereof, to and for the benefit of the Mortgage Loan Seller, each of the representations and warranties set forth in Exhibit B-2.

(b)       The Mortgage Loan Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit C, subject to the exceptions set forth in Schedule C. The Mortgage Loan Seller is also referred to herein as the “Responsible Repurchase Party”.

(c)       The Mortgage Loan Seller hereby represents and warrants, as of the Closing Date, to and for the benefit of the Purchaser only, that the Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person (other than the Depositor or an affiliate thereof, the Underwriters and the Initial Purchasers) who may be entitled to any commission or compensation in connection with the sale to the Purchaser of the Mortgage Loans.

(d)       The Mortgage Loan Seller hereby represents and warrants that, with respect to the Mortgage Loans and the Mortgage Loan Seller’s role as “originator” (or the role of any third party as “originator” of any Mortgage Loan for which the Mortgage Loan Seller was not the originator) and “sponsor” in connection with the issuance of the Registered Certificates, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Mortgage Loan Seller contained in each of the Preliminary Prospectus and the Prospectus complies in all material respects with the applicable disclosure requirements of Regulation AB as in effect on the date hereof and for which compliance is required as of the date hereof. As used herein, “Regulation AB” means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1125, as such rules may be amended from time to time, and subject to such clarification and interpretation as have been or may hereafter be from time to time provided by the Securities and Exchange Commission (the “Commission”) or by the staff of the Commission, in each case as effective from time to time as of the compliance dates specified therein.

(e)       With respect to each Servicing Function Participant that services a Mortgage Loan as of the Closing Date, the Mortgage Loan Seller either (i) represents and warrants that as of the Closing Date such Servicing Function Participant is an Initial Sub-Servicer under the Pooling and Servicing Agreement or (ii) (A) represents and warrants that it has caused each such Servicing Function Participant to be required to comply, as evidenced by written documentation between each such Servicing Function Participant and the Mortgage Loan Seller, with all reporting requirements set forth in Article XI of the Pooling and Servicing Agreement (including but not limited to the indemnification of each Certification Party from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments and any other costs, fees and expenses incurred by such Certification Party arising out of the delivery of any Deficient Exchange Act Deliverable) applicable to such Servicing Function Participant for the Mortgage Loans and (B) covenants with the Purchaser that, for so long as the Trust is subject to the reporting requirements of the Exchange Act, it shall cause each Servicing Function Participant that services a Mortgage Loan as of the Closing Date to comply with all reporting requirements set forth therein.

(f)       The Responsible Repurchase Party hereby agrees that it shall be deemed to make to and for the benefit of the Purchaser, as of the date of any substitution, with respect to any replacement Mortgage Loan (a “Qualified Substitute Mortgage Loan”) that is substituted for a Defective Loan by the Responsible Repurchase Party pursuant to Section 5(a) of this Agreement, each of the representations and warranties set forth in Exhibit C to this Agreement. For purposes of the representations and warranties set forth in Exhibit C, representations and warranties made as of the Closing Date or as of the Cut-off Date shall, in the case of a Qualified Substitute Mortgage Loan, be made as of the date of substitution. From and after the date of substitution, each Qualified Substitute Mortgage Loan, if any, shall be deemed to constitute a “Mortgage Loan” hereunder for all purposes. A “Defective Loan” is any Mortgage Loan as to which there is an unremedied Material Defect.

(g)       Except for the agreed-upon procedures report obtained from the accounting firm engaged to perform procedures involving a comparison of information in loan files for the Mortgage Loans to information on a data tape relating to the Mortgage Loans (such report, the “Accountants’ Due Diligence Report”), the Mortgage Loan Seller has not obtained (and, through and including the Closing Date, will not obtain without the consent of the Purchaser) any “third party due diligence report” (as defined in Rule 15Ga-2 under the Exchange Act (“Rule 15Ga-2”)) in connection with the securitization transaction contemplated herein and in the Prospectus and Private Placement Memorandum and, except for the accountants with respect to the Accountants’ Due Diligence Report, the Mortgage Loan Seller has not employed (and, through and including the Closing Date, will not employ without the consent of the Purchaser) any third party to engage in any activity that constitutes “due diligence services” within the meaning of Rule 17g-10 under the Exchange Act in connection with the transactions contemplated herein and in the Prospectus and Private Placement Memorandum. The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 4(g).

(h)       [Reserved.]

(i)        Within sixty (60) days after the Closing Date, the Mortgage Loan Seller shall deliver or cause to be delivered an electronic copy of the Diligence File for each Mortgage Loan to the Depositor by uploading such Diligence File (including, if applicable, any additional documents that the Mortgage Loan Seller believes should be included to enable the Asset Representations Reviewer to perform an Asset Review on such Mortgage Loan; provided that such documents are clearly labeled and identified) to the Designated Site, each such Diligence File being organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and the Mortgage Loan Seller.

(j)       Within sixty (60) days after the Closing Date, the Mortgage Loan Seller shall provide the Depositor a certificate substantially in the form of Exhibit E, with a copy to each of the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, the Custodian, the Directing Certificateholder, the Asset Representations Reviewer and the Operating Advisor, each of which may be sent by email.

(k)       If, as part of an Asset Review of a Mortgage Loan, the Asset Representations Reviewer determines it is missing any document that is required to be part of the Review Materials for such Mortgage Loan and that is necessary in connection with its completion of the Asset Review, then, upon written request of the Asset Representations Reviewer, the Mortgage Loan Seller shall provide to the Asset Representations Reviewer, within ten (10) Business Days of receipt of such written request, any such document; provided, however, that the Mortgage Loan Seller shall be required to deliver such missing document only to the extent that such document is in the possession of the Mortgage Loan Seller, but in any event excluding any documents that contain information that is proprietary to the related originator or the Mortgage Loan Seller or any draft documents or privileged or internal communications.

(l)       Upon the completion of an Asset Review with respect to each Mortgage Loan in accordance with the Pooling and Servicing Agreement and receipt of a written request from the Asset Representations Reviewer, the Mortgage Loan Seller shall pay the Asset Representations Reviewer Asset Review Fee for the Mortgage Loans subject to that Asset Review within sixty (60) days of such written request by the Asset Representations Reviewer. If any fees payable pursuant to this Section 4(l) are paid by the Trust pursuant to Section 12.02(b) of the Pooling and Servicing Agreement, the Mortgage Loan Seller shall reimburse the Trust for the amount of any such fees.

(m)       The Mortgage Loan Seller acknowledges and agrees that in the event an Enforcing Party elects a dispute resolution method pursuant to Section 2.03 of the Pooling and Servicing Agreement, the Mortgage Loan Seller shall abide by the selected dispute resolution method and otherwise comply with the terms and provisions set forth in the Pooling and Servicing Agreement (including the exhibits thereto) related to such dispute resolution method.

(n)       The Mortgage Loan Seller shall indemnify and hold harmless the Purchaser against any and all expenses, losses, claims, damages and other liabilities, including without limitation the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation arising out of or based upon any failure by the Mortgage Loan Seller to (A) pay the fees described under Section 4(l) above within sixty (60) days of written request by the Asset Representations Reviewer or (B) within sixty (60) days of the Closing Date (or such later date specified herein or in the Pooling and Servicing Agreement), provide all documents required to be delivered by it pursuant to Section 4(i) of this Agreement and under the definition of “Diligence File” in the Pooling and Servicing Agreement.

(o)       The Mortgage Loan Seller covenants with the Purchaser that if, on or prior to the later of (i) the ninetieth (90th) day following the Closing Date and (ii) the date upon which all Certificates have been sold to parties unaffiliated with the Depositor, as a result of the occurrence of any event that occurred prior to the Closing Date with respect to the Mortgage Loans or the Mortgage Loan Seller (and the Mortgage Loan Seller hereby covenants to promptly notify the Depositor, the Underwriters and the Initial Purchasers of the occurrence of any such event to the extent it has knowledge thereof), an amendment or supplement to the Prospectus or Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, is necessary to be delivered in connection with sales of the Certificates by the Underwriters, the Initial Purchasers or a dealer, in order to correct any untrue statement of a material fact or any omission to state a material fact required to be stated therein (solely in the case of the Prospectus) or necessary to make the statements therein, in the light of the circumstances when the Prospectus or Private Placement Memorandum is delivered to a purchaser, not misleading, or an amendment or supplement to the Prospectus or Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, is necessary to comply with applicable law, the Mortgage Loan Seller shall do all things necessary (or, with respect to information relating to the Mortgage Loans, provide all information in its possession) to assist the Depositor to prepare and furnish, at the expense of the Mortgage Loan Seller (to the extent that such amendment or supplement relates to the Mortgage Loan Seller, the Mortgage Loans and/or any information describing the same, as provided by the Mortgage Loan Seller), to the Underwriters and Initial Purchasers such amendments or supplements to the Prospectus or Private Placement Memorandum as may be necessary, so that the statements in the Prospectus or Private Placement Memorandum as so amended or supplemented, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, will not so contain an untrue statement of material fact or omit to state a material fact required to be stated therein (solely in the case of the Prospectus) or necessary to make the statements therein, in the light of the circumstances when the Prospectus or Private Placement Memorandum is delivered to a purchaser, not misleading or so that the Prospectus or Private Placement Memorandum (as so annexed or supplemented), including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, will not so fail to comply with applicable law. All terms used in this Section 4(o) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement. Notwithstanding the foregoing, the Mortgage Loan Seller shall have no affirmative obligation to monitor the performance of the Mortgage Loans or any changes in condition or circumstance of any Mortgaged Property, Mortgagor, guarantor or any of their Affiliates after the Closing Date in connection with its obligations under this Section 4(o). The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 4(o).

Section 5.      Notice of Breach; Cure, Repurchase and Substitution. (a) The Mortgage Loan Seller shall, not later than ninety (90) days after (i) except in the case of the succeeding clause (ii), the Mortgage Loan Seller’s receipt of notice of or, if earlier, the Mortgage Loan Seller’s discovery of, a Material Defect or (ii) in the case of a Material Defect relating to a Mortgage Loan not being a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage, the earlier of (x) the discovery by the Mortgage Loan Seller or any party to the Pooling and Servicing Agreement of such Material Defect and (y) receipt of notice of the Material Defect from any party to the Pooling and Servicing Agreement (such ninety (90) day period, the “Initial Cure Period”), (A) cure such Material Defect in all material respects, at the Mortgage Loan Seller’s own expense, including reimbursement of any related reasonable additional expenses of the Trust reasonably incurred by any party to the Pooling and Servicing Agreement, (B) repurchase the affected Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable), at the applicable Purchase Price and in conformity with this Agreement and Section 2.03 of the Pooling and Servicing Agreement or (C) substitute a Qualified Substitute Mortgage Loan (other than with respect to the Whole Loans, for which no substitution will be permitted) for such affected Mortgage Loan or REO Loan (provided that in no event shall any such substitution occur on or after the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Collection Account, any Substitution Shortfall Amount in connection therewith and in conformity with this Agreement and Section 2.03 of the Pooling and Servicing Agreement; provided, however, that except with respect to a Material Defect resulting solely from the failure by the Mortgage Loan Seller to deliver to the Trustee or Custodian the actual policy of lender’s title insurance required pursuant to clause (viii) of the definition of Mortgage File by a date not later than eighteen (18) months following the Closing Date, if such Material Defect is capable of being cured but is not cured within the Initial Cure Period, and the Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Material Defect within the Initial Cure Period, the Mortgage Loan Seller shall have an additional ninety (90) days commencing immediately upon the expiration of the Initial Cure Period (such additional ninety (90) day period, the “Extended Cure Period”) to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable) or substitute a Qualified Substitute Mortgage Loan (other than with respect to the Whole Loans, for which no substitution will be permitted)) and provided, further, that with respect to such Extended Cure Period the Mortgage Loan Seller has delivered an officer’s certificate to the Trustee, the Certificate Administrator, the Master Servicer, the Special Servicer, the Operating Advisor and (with respect to any Mortgage Loan other than an Excluded DCH Loan, prior to the occurrence of a Consultation Termination Event) the Directing Certificateholder, setting forth the reason such Material Defect is not capable of being cured within the Initial Cure Period and what actions the Mortgage Loan Seller is pursuing in connection with the cure thereof and stating that the Mortgage Loan Seller anticipates that such Material Defect will be cured within the Extended Cure Period; and provided, further, that, if any such Material Defect is not cured after the Initial Cure Period and any such Extended Cure Period solely due to the failure of the Mortgage Loan Seller to have received the recorded document, then the Mortgage Loan Seller shall be entitled to continue to defer its cure, repurchase and/or substitution obligations in respect of such Material Defect until eighteen (18) months after the Closing Date so long as the

Mortgage Loan Seller certifies to the Trustee, the Master Servicer, the Special Servicer, the Directing Certificateholder (prior to the occurrence and continuance of a Consultation Termination Event) and the Certificate Administrator no less than every ninety (90) days, beginning at the end of such Extended Cure Period, that the Material Defect is still in effect solely because of its failure to have received the recorded document and that the Mortgage Loan Seller is diligently pursuing the cure of such Material Defect (specifying the actions being taken). Notwithstanding the foregoing, any Defect or Breach that causes any Mortgage Loan not to be a “qualified mortgage” (within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of Certificateholders therein, and (subject to the Mortgage Loan Seller’s right to cure such Defect or Breach during the Initial Cure Period) such Mortgage Loan shall be repurchased or substituted for without regard to the Extended Cure Period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the funds in the amount of the Purchase Price remitted by the Mortgage Loan Seller are to be remitted by wire transfer to the Master Servicer for deposit into the Collection Account. Any such repurchase or substitution of a Mortgage Loan shall be on a whole loan, servicing released basis.

If the Mortgage Loan Seller, in connection with a Material Defect (or an allegation of a Material Defect) pertaining to a Mortgage Loan agrees to a Loss of Value Payment, pursuant to any agreement or a settlement between the Mortgage Loan Seller and the Enforcing Servicer, on behalf of the Trust (and, with respect to any Mortgage Loan other than an Excluded DCH Loan, with the consent of the Directing Certificateholder if no Control Termination Event has occurred and is continuing) with respect to such Mortgage Loan, the amount of such Loss of Value Payment shall be remitted by wire transfer to the Special Servicer for deposit into the Loss of Value Reserve Fund. The Loss of Value Payment shall include the portion of any Liquidation Fees payable to the Enforcing Servicer in respect of such Loss of Value Payment and the portion of fees of the Asset Representations Reviewer payable pursuant to Section 4(l) above attributable to the Asset Review of such Mortgage Loan and not previously paid by the Mortgage Loan Seller. If such Loss of Value Payment is made, the Loss of Value Payment shall serve as the sole remedy available to the Certificateholders and the Trustee on their behalf regarding any such Material Defect in lieu of any obligation of the Mortgage Loan Seller to otherwise cure such Material Defect or repurchase or substitute for the affected Mortgage Loan based on such Material Defect under any circumstances. This paragraph is intended to apply only to a mutual agreement or settlement between the Mortgage Loan Seller and the Enforcing Servicer, on behalf of the Trust. The following terms shall apply to any Loss of Value Payment: (i) prior to any agreement or settlement between the Mortgage Loan Seller and the Enforcing Servicer, nothing in this paragraph shall preclude the Mortgage Loan Seller or the Enforcing Servicer from exercising any of its rights related to a Material Defect in the manner and timing set forth in this Agreement (excluding this paragraph) or the Pooling and Servicing Agreement (including any right to cure, repurchase or substitute for such Mortgage Loan), (ii) such Loss of Value Payment shall not be greater than the Purchase Price of the affected Mortgage Loan; and (iii) a Material Defect as a result of a Mortgage Loan not constituting a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a “qualified mortgage”) may not be cured by a Loss of Value Payment.

The Mortgage Loan Seller’s obligation to cure any Material Defect, repurchase or substitute for any affected Mortgage Loan or pay the Loss of Value Payment or other required payment pursuant to this Section 5 shall constitute the sole remedy available to the Purchaser in connection with a Material Defect; provided, however, that no limitation of remedy is implied with respect to the Mortgage Loan Seller’s breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement. It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes.

The Mortgage Loan Seller agrees that, with respect to any Non-Serviced Mortgage Loan, any “Material Defect” relating to a “Defect” in the related “Mortgage File” (or analogous terms) under the related Non-Serviced PSA shall constitute a Material Defect under this Agreement to the extent the Mortgage Loan Seller repurchases the Non-Serviced Companion Loan from the trust created pursuant to such Non-Serviced PSA by reason of such “Material Defect”; provided, however, that the foregoing shall not apply to any Material Defect (or analogous term) related solely to the promissory note for any related Non-Serviced Companion Loan.

The remedies provided for in this subsection with respect to any Material Defect with respect to any Mortgage Loan shall also apply to the related REO Property.

If any Breach that constitutes a Material Defect pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then the Mortgage Loan Seller shall cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust (by wire transfer of immediately available funds) for (i) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee or the Trust that are incurred as a result of such Breach and have not been reimbursed by the related Mortgagor and (ii) the amount of any fees payable pursuant to Section 4(l) above to the extent not previously paid by the Mortgage Loan Seller to the Asset Representations Reviewer attributable to the Asset Review of such Mortgage Loan; provided that in the event any such costs and expenses exceed $10,000, the Mortgage Loan Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Mortgage Loan Seller shall remit the amount of such costs and expenses to the Special Servicer for disbursement to the applicable Persons and upon its making such remittance, the Mortgage Loan Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Mortgage Loan Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment made by the Mortgage Loan Seller equal to such fees or expenses obtained from the related Mortgagor shall promptly be returned to the Mortgage Loan Seller.

Notwithstanding anything contained in this Agreement or the Pooling and Servicing Agreement, no delay in either the discovery of a Material Defect or in providing notice of such Material Defect shall relieve the Mortgage Loan Seller of its obligation to cure, repurchase or substitute for (or make a Loss of Value Payment with respect to) the related Mortgage Loan if it is otherwise required to do so under this Agreement or the Pooling and Servicing Agreement unless (i) the Mortgage Loan Seller did not otherwise discover or have knowledge of such Material

Defect, (ii) such delay is a result of the failure by the Purchaser or by any other party to the Pooling and Servicing Agreement, to provide prompt notice as required by the terms of this Agreement or the Pooling and Servicing Agreement, after such party has actual knowledge of such Material Defect (it being understood that knowledge shall not be deemed to exist by reason of the Custodial Exception Report), (iii) such Material Defect does not relate to the applicable Mortgage Loan not being a “qualified mortgage” within the meaning of Code Section 860G(a)(3), but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective obligation to be treated as a qualified mortgage, and (iv) such delay or failure to provide notice (as required by the terms of this Agreement or the Pooling and Servicing Agreement) prevented the Mortgage Loan Seller from curing such Material Defect and such Material Defect was otherwise curable. Notwithstanding anything contained in this Agreement, if a Mortgage Loan is not secured by a Mortgaged Property that is, in whole or in part, a hotel, restaurant (operated by a borrower), healthcare facility, nursing home, assisted living facility, self-storage facility, theater or fitness center (operated by a Mortgagor), then the failure to deliver copies of the UCC financing statements with respect to such Mortgage Loan pursuant to Section 2 hereof shall not be a Material Defect.

If there is a Material Defect with respect to one or more Mortgaged Properties securing a Mortgage Loan, the Mortgage Loan Seller shall not be obligated to repurchase the Mortgage Loan if (i) the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged Property is, in fact, released), (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Mortgage Loan Seller provides an Opinion of Counsel to the effect that such release would not cause an Adverse REMIC Event and (iii) each applicable Rating Agency has provided a Rating Agency Confirmation.

(b)       Whenever one or more Qualified Substitute Mortgage Loans are substituted for a Defective Loan by the Responsible Repurchase Party as contemplated by this Section 5, upon direction by the Enforcing Servicer, the Responsible Repurchase Party shall deliver to the Custodian the related Mortgage File and a certification to the effect that such Qualified Substitute Mortgage Loan satisfies or such Qualified Substitute Mortgage Loans satisfy, as the case may be, all of the requirements of the definition of “Qualified Substitute Mortgage Loan” in the Pooling and Servicing Agreement. No mortgage loan may be substituted for a Defective Loan as contemplated by this Section 5 if the Mortgage Loan to be replaced was itself a Qualified Substitute Mortgage Loan, in which case, absent a cure of the relevant Material Defect, the affected Mortgage Loan will be required to be repurchased as contemplated hereby. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) after the related date of substitution, and Periodic Payments due with respect to each corresponding Deleted Mortgage Loan (if any) after its respective Cut-off Date and on or prior to the related date of substitution, shall be part of the Trust Fund. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) on or prior to the related date of substitution, and Periodic Payments due with respect to each corresponding Defective Loan that is purchased or repurchased, as the case may be, or replaced with one or more Qualified Substitute Mortgage Loans (any such Mortgage Loan, a “Deleted Mortgage Loan”) (if any) after the related date of substitution, shall not be part of the Trust Fund and are to be remitted by the Master Servicer to the Responsible Repurchase Party promptly following receipt.

If any Mortgage Loan is to be repurchased or replaced as contemplated by this Section 5, upon direction by the Enforcing Servicer, the Mortgage Loan Seller shall amend the Mortgage Loan Schedule to reflect the removal of any Deleted Mortgage Loan and, if applicable, the substitution of the related Qualified Substitute Mortgage Loan(s) and deliver or cause the delivery of such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement. Upon any substitution of one or more Qualified Substitute Mortgage Loans for a Deleted Mortgage Loan, such Qualified Substitute Mortgage Loan(s) shall become part of the Trust Fund and be subject to the terms of this Agreement in all respects.

If any Mortgage Loan that is part of a Crossed Mortgage Loan Group is required to be repurchased or substituted, the provisions of Section 2.03(h), Section 2.03(i) and Section 2.03(j) of the Pooling and Servicing Agreement shall apply.

(c)       The Responsible Repurchase Party shall be entitled, and the Purchaser shall cause the Pooling and Servicing Agreement to entitle the Responsible Repurchase Party, upon the date when the full amount of the Purchase Price or Substitution Shortfall Amount (as the case may be) for any Mortgage Loan repurchased or replaced as contemplated by this Section 5 has been deposited in the account designated therefor by the Trustee as the assignee of the Purchaser (or the Master Servicer on behalf of the Trustee) and, if applicable, receipt by the Trustee as the assignee of the Purchaser (or the Custodian) of the Mortgage File for each Qualified Substitute Mortgage Loan (if any) to be substituted for a Deleted Mortgage Loan, together with any certifications and/or opinions required pursuant to this Section 5 to be delivered by the Responsible Repurchase Party, to (i) a release of the Mortgage File and any other items required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement for the Deleted Mortgage Loan to the Responsible Repurchase Party or its designee, (ii) the execution and delivery of such instruments of release, transfer and/or assignment, in each case without recourse, as shall be prepared by the Responsible Repurchase Party and are reasonably necessary to vest in the Responsible Repurchase Party or its designee the ownership of such Deleted Mortgage Loan, and (iii) the execution and delivery of notice to the affected Mortgagor of the retransfer of such Deleted Mortgage Loan. In connection with any such repurchase or substitution by the Responsible Repurchase Party, the Purchaser shall also cause the Pooling and Servicing Agreement to require each of the Master Servicer and the Special Servicer to deliver to the Responsible Repurchase Party or its designee, and the Responsible Repurchase Party or its designee shall be entitled to delivery from the Master Servicer and the Special Servicer of, any portion of the related Servicing File, together with any Escrow Payments, reserve funds and any other items required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement, held by or on behalf of the Master Servicer or the Special Servicer, as the case may be, with respect to the Deleted Mortgage Loan, in each case at the expense of the Responsible Repurchase Party.

(d)       [Reserved.]

(e)       The Mortgage Loan Seller acknowledges and agrees that the Purchaser shall have no liability to the Mortgage Loan Seller or otherwise for any failure of the Mortgage Loan Seller or any other party to the Pooling and Servicing Agreement to perform its obligations provided for thereunder.

(f)       The Mortgage Loan Seller will provide the Responsible Repurchase Party copies of any 15Ga-1 Notice delivered to the Mortgage Loan Seller pursuant to the Pooling and Servicing Agreement. The Mortgage Loan Seller (to the extent it receives any request or demand, whether oral or written, that a Mortgage Loan be repurchased or replaced, whether arising from a Material Defect or other breach of a representation or warranty, such recipient a “Seller Request Recipient” and such request or demand, a “Repurchase Request”) agrees to provide to the Purchaser: (i) written notice of any Repurchase Request, which notice will specify if such Repurchase Request is a 15Ga-1 Notice; (ii) written notice of (A) the existence of any dispute regarding such Repurchase Request, whether written or oral, between such Seller Request Recipient and the Person making such Repurchase Request, (B) the expiration of any applicable Initial Cure Period, or, if applicable, any Extended Cure Period, (C) the withdrawal of such Repurchase Request by the Person making such Repurchase Request, (D) the rejection of such Repurchase Request by the Seller Request Recipient and (E) the repurchase or replacement of any Mortgage Loan pursuant to this Section 5 and Section 2.03 of the Pooling and Servicing Agreement; and (iii) upon reasonable request of the Purchaser (subject to Section 5(g)), such other information in the Seller Request Recipient’s possession as would be necessary to permit the Purchaser to comply with its obligations under Rule 15Ga-1 under the Exchange Act to disclose fulfilled and unfulfilled repurchase or replacement requests or demands of any Person relating to any Mortgage Loan or to comply with any other obligations applicable to it under law or regulation.

Each notice required to be delivered pursuant to this Section 5(f) may be delivered by electronic means. Each notice required to be delivered pursuant to clauses (i) and (ii) of the immediately preceding paragraph shall be given not later than the tenth (10th) Business Day after the event giving rise to the requirement for such notice and any information requested pursuant to clause (iii) of the immediately preceding paragraph shall be provided as promptly as practicable after such request is made. Each notice required to be delivered pursuant to clause (i) of the immediately preceding paragraph shall identify (a) the date on which such Repurchase Request was made, (b) the Mortgage Loan with respect to which such Repurchase Request was made, (c) the identity of the Person making such request, and (d) the basis, if any, asserted for such request by such Person. Each notice required to be delivered pursuant to clause (ii) of the immediately preceding paragraph shall identify (a) the date of such withdrawal, rejection, repurchase or replacement, or the date of the commencement of such dispute, as applicable, (b) if pertaining to a dispute, the nature of such dispute, (c) if pertaining to the expiration of an Initial Cure Period or an Extended Cure Period, the expiration date of such Initial Cure Period or, if applicable, an Extended Cure Period, (d) if pertaining to a withdrawal, the basis for such withdrawal given to the Seller Request Recipient or an indication that no basis was given by the Person withdrawing such Repurchase Request, (e) if pertaining to a rejection by the Seller Request Recipient, the basis for the Seller Request Recipient’s rejection and (f) if pertaining to a repurchase or replacement, the date of such repurchase or replacement.

(g)       Each of the Mortgage Loan Seller and the Purchaser acknowledge and agree that (i) a Repurchase Request Recipient under the Pooling and Servicing Agreement will not, in connection with providing the Mortgage Loan Seller or the Purchaser with any 15Ga-1 Notice under the Pooling and Servicing Agreement, be required to deliver any attorney-client privileged communication or any information protected by the attorney work product doctrine, (ii) any 15Ga-1 Notice delivered to the Mortgage Loan Seller or the Purchaser under the Pooling and Servicing

Agreement is provided only to assist the Mortgage Loan Seller, the Purchaser and any of their respective Affiliates in complying with Rule 15Ga-1, Items 1104 and 1121 of Regulation AB and/or any other law or regulation, (iii) (A) no action taken by, or inaction of, a Repurchase Request Recipient and (B) no information provided to the Mortgage Loan Seller or the Purchaser pursuant to Section 2.02(g) of the Pooling and Servicing Agreement by a Repurchase Request Recipient, shall be deemed to constitute a waiver or defense to the exercise of any legal right the Repurchase Request Recipient may have with respect to this Agreement or the Pooling and Servicing Agreement and (iv) receipt of a 15Ga-1 Notice or delivery of any notice required to be delivered pursuant to Section 5(f) shall not in and of itself constitute delivery, or receipt, of notice of any Material Defect or knowledge on the part of the Mortgage Loan Seller or Responsible Repurchase Party of any Material Defect or admission by the Mortgage Loan Seller or Responsible Repurchase Party of the existence of any Material Defect.

(h)       The Mortgage Loan Seller shall provide to the Purchaser relevant portions of any Form ABS-15G that the Mortgage Loan Seller is required to file with the Commission pursuant to Rule 15Ga-1 under the Exchange Act (only to the extent that such portions relate to any Repurchase Request with respect to any Mortgage Loan) on or before the date that is five (5) Business Days prior to the date such Form ABS-15G is required to be filed with the Commission. Promptly upon request, the Purchaser shall provide or cause to be provided to the Mortgage Loan Seller such information regarding the principal balance of any Mortgage Loan as is necessary in order for the Mortgage Loan Seller to prepare any such Form ABS-15G.

(i)       The Purchaser shall provide to the Mortgage Loan Seller any relevant portions of any Form ABS-15G that the Purchaser is required to file with the Commission pursuant to Rule 15Ga-1 under the Exchange Act (only to the extent that such portions relate to any Mortgage Loan and that was not provided by the Mortgage Loan Seller) on or before the date that is five (5) Business Days prior to the date such Form ABS-15G is required to be filed with the Commission. The Trust’s CIK# is 0001770572.

Section 6.      Closing. The closing of the sale of the Mortgage Loans (the “Closing”) shall be held at the offices of special counsel to the Purchaser at 10:00 a.m., New York City time, on the Closing Date.

The Closing shall be subject to each of the following conditions:

(i)       All of the representations and warranties of the Mortgage Loan Seller and the Purchaser made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date (or as of such other specific date expressly contemplated by any such representation or warranty);

(ii)       The Pooling and Servicing Agreement and all other documents specified in Section 7 of this Agreement (collectively, the “Closing Documents”), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such agreement affects the obligations of the Mortgage Loan Seller hereunder or the rights of the Mortgage Loan Seller as a third party beneficiary thereunder), to the Mortgage Loan Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

(iii)       The Mortgage Loan Seller shall have delivered and released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto on or before the Closing Date pursuant to Section 2 of this Agreement;

(iv)       The result of any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

(v)       All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed by it after the Closing Date;

(vi)       The Mortgage Loan Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement;

(vii)      The Mortgage Loan Seller shall have received the purchase price for the Mortgage Loans, as contemplated by Section 1 of this Agreement;

(viii)     Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms;

(ix)       The Commission shall not have issued any stop order suspending the effectiveness of the Purchaser’s Registration Statement; and

(x)        Prior to the delivery of the Preliminary Prospectus to investors, an officer of the Mortgage Loan Seller shall have delivered to the Depositor a sub-certification (the “Mortgage Loan Seller Sub-Certification”) to the certification provided by the Chief Executive Officer of the Depositor to the Securities and Exchange Commission pursuant to Regulation AB.

Each of the parties agrees to use its commercially reasonable best efforts to perform its obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

Section 7.      Closing Documents. The Purchaser or its designee shall have received all of the following Closing Documents, in such forms as are agreed upon and acceptable to the Purchaser, the Underwriters, the Initial Purchasers and the Rating Agencies (collectively, the “Interested Parties”), and upon which the Interested Parties may rely:

(i)         This Agreement, duly executed by the Purchaser and the Mortgage Loan Seller;

(ii)        The Indemnification Agreement, duly executed by the respective parties thereto;

(iii)       A Certificate of an Officer substantially in the form of Exhibit D-1 hereto, executed by an officer of the Mortgage Loan Seller, in his or her individual capacity, and dated the Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of the Mortgage Loan Seller authorizing the Mortgage Loan Seller’s entering into the transactions contemplated by this Agreement and the Indemnification Agreement, and (B) the organizational documents of the Mortgage Loan Seller;

(iv)       A certificate of good standing with respect to the Mortgage Loan Seller issued by the Office of the Comptroller of the Currency of the United States not earlier than fifteen (15) days prior to the Closing Date, and upon which the Interested Parties may rely;

(v)        A certificate of the Mortgage Loan Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer of the Mortgage Loan Seller on the Mortgage Loan Seller’s behalf and dated the Closing Date, and upon which the Interested Parties may rely;

(vi)       A written opinion of in-house or independent counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, relating to the Mortgage Loan Seller’s due authorization, execution and delivery of this Agreement and the Indemnification Agreement;

(vii)      A written opinion of special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, relating to the enforceability of this Agreement against the Mortgage Loan Seller;

(viii)     A letter from special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Purchaser, the Underwriters (only with respect to the Preliminary Prospectus) and the Initial Purchasers (only with respect to the Preliminary Private Placement Memorandum), relating to the information regarding the Mortgage Loans set forth in agreed upon sections of the Preliminary Prospectus and in the Preliminary Private Placement Memorandum (as the same may be amended or supplemented on or before the pricing date for the Certificates) substantially to the effect that nothing has come to such special counsel’s attention that would lead such special counsel to believe that the agreed upon portions of the Preliminary Prospectus or the Preliminary Private Placement Memorandum, at the time when sales to purchasers of the Certificates were first made, contained, with respect to the Mortgage Loan Seller or the Mortgage Loans, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein relating to the Mortgage Loan Seller or the Mortgage Loans, the related borrowers or the related Mortgaged Properties, in the light of the circumstances under which they were made, not misleading;

(ix)       A letter from special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Purchaser, the Underwriters (only with respect to the Prospectus) and the Initial Purchasers (only with respect to the Private Placement Memorandum), relating to the information regarding the Mortgage Loans set forth in agreed upon sections of the Prospectus and the Private Placement Memorandum (as the same may be amended or supplemented on or before the Closing Date) substantially to the effect that (a) nothing has come to such special counsel’s attention that would lead such special counsel to believe that the agreed upon portions of the Prospectus or the Private Placement Memorandum as of the date thereof or as of the Closing Date contained or contains, with respect to the Mortgage Loan Seller or the Mortgage Loans, the related borrowers or the related Mortgaged Properties, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Mortgage Loan Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading and (b) that, with respect to information regarding the Mortgage Loan Seller and the Mortgage Loans, the related borrowers or the related Mortgaged Properties, the Prospectus is appropriately responsive in all material respects to the applicable requirements of Regulation AB;

(x)       Copies of all other opinions rendered by counsel for the Mortgage Loan Seller to the Rating Agencies in connection with the transactions contemplated by this Agreement, including, but not limited to, with respect to the characterization of the transfer of the Mortgage Loans hereunder as a true sale, with each such opinion to be addressed to the other Interested Parties and the Trustee or accompanied by a letter signed by such counsel stating that the other Interested Parties and the Trustee may rely on such opinion as if it were addressed to them as of the date thereof;

(xi)       One or more agreed-upon procedures letters from a nationally recognized firm of certified public accountants acceptable to the Underwriters and the Initial Purchasers, dated (A) the date of the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and (B) the date of the Prospectus and the Private Placement Memorandum, respectively, and addressed to, and in form and substance acceptable to, the Interested Parties (other than the Rating Agencies), stating in effect that, using the assumptions and methodology used by the Mortgage Loan Seller, the Purchaser, the Underwriters or the Initial Purchasers, as applicable, all of which shall be described in such letters, and which shall include a comparison of certain mortgage loan-related documents to the information set forth in the Master Tape (as defined in the Indemnification Agreement), they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and set forth in the Prospectus and the Private Placement Memorandum, respectively, and have compared the results of their calculations to the corresponding items in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and in the Prospectus and the Private Placement Memorandum, respectively, and found each such number and percentage set forth in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and in the Prospectus and the Private Placement Memorandum, respectively, to be in agreement with the results of such calculations;

(xii)       If any of the Certificates are “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a certificate of the Mortgage Loan Seller regarding origination of the Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the Exchange Act; and

(xiii)      Such further certificates, opinions and documents as the Purchaser may reasonably request or any Rating Agency may require.

Section 8.      Additional Reporting Under Regulation AB. With respect to any period during which the Trust is subject to the reporting requirements of the Exchange Act, the Mortgage Loan Seller shall provide to the Purchaser and the Certificate Administrator any information that constitutes “Additional Form 10-D Information” or “Additional Form 10-K Information” but only if and to the extent that the Mortgage Loan Seller (or any originator of the Mortgage Loans sold by the Mortgage Loan Seller to the Depositor, if such originator constitutes an “originator” contemplated by Item 1110(b) of Regulation AB and such information is required to be reported with respect to such originator) is the applicable “Party Responsible” (solely in its capacity as a sponsor or originator (or as successor in interest to any predecessor originator), within the meaning of Regulation AB, of any Mortgage Loans) under the terms of Exhibit BB or Exhibit CC to the Pooling and Servicing Agreement (it being acknowledged that the Mortgage Loan Seller (solely in its capacity as a sponsor or originator (or as successor in interest to any predecessor originator), within the meaning of Regulation AB, of any Mortgage Loans) does not constitute the “Party Responsible” for any “Form 8-K Information” set forth on Exhibit DD of the Pooling and Servicing Agreement). In each case, such delivery shall be made in a form readily convertible to an EDGAR compatible form, or in such other form as otherwise agreed by the Purchaser, the Certificate Administrator and the Mortgage Loan Seller. In each case, such delivery shall be made not later than five (5) calendar days after the related Distribution Date (in the case of any such “Additional Form 10-D Information”), and no later than March 1 of each year subsequent to the fiscal year that the Trust is subject to the Exchange Act reporting requirements (in the case of any such “Additional Form 10-K Information”). In no event shall the Mortgage Loan Seller be required to provide any information that is not required to be reported on Form 10-D or Form 10-K, as the case may be, under the Exchange Act and the rules and regulations of the Commission thereunder.

In addition, with respect to any period during which the Trust is subject to the reporting requirements of the Exchange Act, the Mortgage Loan Seller shall reasonably cooperate with each of the Depositor, the Master Servicer and the Certificate Administrator, upon the reasonable request of such party, by providing all Mortgage Loan-related documents, data and information in the possession of the Seller at or prior to the Closing Date and necessary for the ongoing compliance by the Depositor and the Trust with the requirements of Form 10-D with respect to Items 1111 and 1125 of Regulation AB; provided that the Seller shall not be required to provide any documents that are proprietary to the related originator or the Seller or any draft documents, privileged or internal communications, credit underwriting or due diligence analysis.

Section 9.      Costs. Whether or not this Agreement is terminated, the Mortgage Loan Seller will pay its pro rata share (the Mortgage Loan Seller’s pro rata portion to be determined according to the percentage that the aggregate Cut-off Date Balance of all the Mortgage Loans represents as to the aggregate Cut-off Date Balance of all the mortgage loans of the Trust Fund (the “Cut-off Date Pool Balance”)) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented set-up fees, costs and expenses of the Trustee, the Certificate Administrator and their respective counsel; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Mortgage Loan Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Preliminary Prospectus, the Preliminary Private Placement Memorandum, the Prospectus and the Private Placement Memorandum or any other marketing materials or structural and collateral term sheets (or any similar item), including the cost of obtaining any agreed-upon procedures letters with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering this Agreement and the furnishing to the Underwriters or the Initial Purchasers, as applicable, of such copies of the Preliminary Prospectus, the Preliminary Private Placement Memorandum, the Prospectus and the Private Placement Memorandum or any other marketing materials or structural and collateral term sheets (or any similar item) and this Agreement as the Underwriters and the Initial Purchasers may reasonably request; (viii) the fees of the rating agency or agencies engaged to consider rating the Certificates or hired and requested to rate the Certificates; (ix) all registration fees incurred by the Purchaser in connection with the filing of its Registration Statement allocable to the issuance of the Registered Certificates; (x) the upfront fee payable to the Asset Representations Reviewer on the Closing Date in the amount agreed by the parties hereto; and (xi) the reasonable fees and expenses of special counsel to the Purchaser.

Section 10.      Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (or, in the case of facsimile or electronic notices, when received), if to the Purchaser (except as otherwise provided in Section 4(j)), addressed to the Purchaser at 375 Park Avenue, 2nd Floor, J0127-023, New York, New York 10152, Attention: A.J. Sfarra (with copies to the attention of Troy B. Stoddard, Esq., Senior Counsel, Wells Fargo Law Department, D1053-300, 301 South College St., Charlotte, North Carolina 28202), or such other address as may be designated by the Purchaser to the Mortgage Loan Seller in writing; or, if to the Mortgage Loan Seller, addressed to UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York 10019, Attention: Henry Chung, e-mail: henry.chung@ubs.com (facsimile number: (212) 821-2943) and UBS Business Solutions LLC, 1285 Avenue of the Americas, New York, New York 10019, Attention: Chad Eisenberger, Executive Director & Counsel, e-mail: chad.eisenberger@ubs.com, or such other address as may be designated by the Mortgage Loan Seller to the Purchaser in writing.

Section 11.      Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this

Agreement. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder. The Mortgage Loan Seller shall be an express third party beneficiary to the Pooling and Servicing Agreement to the extent set forth therein. The Asset Representations Reviewer shall be an express third party beneficiary of Section 4(i), 4(k) and 4(l) of this Agreement.

Section 12.      Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser and by the Purchaser to the Trust, notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

Section 13.      Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

Section 14.     Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THE AGREEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE MORTGAGE LOAN SELLER HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO ANY ACTION OR PROCEEDING REGARDING SUCH MATTERS MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, WITH RESPECT TO SUCH COURTS, THE DEFENSE OF AN INCONVENIENT FORUM; (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (V) WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT,

PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS AGREEMENT.

Section 15.      Further Assurances. The Mortgage Loan Seller and the Purchaser each agrees to execute and deliver such instruments and take such further actions as any other party hereto may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

Section 16.      Successors and Assigns. The rights and obligations of the Mortgage Loan Seller under this Agreement shall not be assigned by the Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any person resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the Mortgage Loan Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser is expressly authorized to assign its rights under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser, and their respective successors and permitted assigns.

Section 17.      Information. The Mortgage Loan Seller shall provide the Purchaser with such information about itself, the Mortgage Loans and the underwriting and servicing procedures applicable to the Mortgage Loans as is (i) required under the provisions of Regulation AB, (ii) required by a Rating Agency or a governmental agency or body or (iii) reasonably requested by the Purchaser for use in a private disclosure document.

Section 18.      Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters; provided, however, that in no event shall this provision be construed to limit the effect of the Indemnification Agreement or the memorandum of understanding dated March 28, 2019 between the Mortgage Loan Seller, the Purchaser and certain other parties or any separate acknowledgments and agreements executed and delivered pursuant to such memorandum of understanding.

Section 19.      Recognition of U.S. Special Resolution Regimes.

(i)       In the event a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) were governed by the laws of the United States or a State of the United States.

(ii)       In the event that a Covered Party or any BHC Affiliate of such Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a State of the United States.

“BHC Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. §1841(k).

“Covered Party” means any party to this Agreement that is one of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b), or any subsidiary of such a covered bank to which 12 C.F.R. Part 47 applies in accordance with 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

UBS AG

By:	/s/ Michael Mills
Name: Michael Mills
Title: Director

By:	/s/ Andrew Lisa
Name: Andrew Lisa
Title: Associate Director

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

WFCM 2019-C50: MORTGAGE LOAN PURCHASE AGREEMENT (UBS)

EXHIBIT A

MORTGAGE LOAN SCHEDULE

Exh. A-1

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Address	City	State	Zip Code	County
8	UBS AG	The Colonnade Office Complex	15301-15305 North Dallas Parkway	Addison	TX	75001	Dallas
10	UBS AG	Great Value Storage Portfolio	Various	Various	Various	Various	Various
10.01	UBS AG	GVS - 6250 Westward Lane	6250 Westward Lane	Houston	TX	77081	Harris
10.02	UBS AG	GVS - 1223, 1235, 1431, 1441, 1451, 1491, 1527, 1543 & 1559 North Nellis Boulevard	1223, 1235, 1431, 1441, 1451, 1491, 1527, 1543 & 1559 North Nellis Boulevard	Las Vegas	NV	89110	Clark
10.03	UBS AG	GVS - 9530 Skillman Street	9530 Skillman Street	Dallas	TX	75243	Dallas
10.04	UBS AG	GVS - 4311 Samuell Boulevard	4311 Samuell Boulevard	Dallas	TX	75228	Dallas
10.05	UBS AG	GVS - 9010 Emmett F Lowry Expressway	9010 Emmett F Lowry Expressway	Texas City	TX	77591	Galveston
10.06	UBS AG	GVS - 9984 South Old State Road	9984 South Old State Road	Lewis Center	OH	43035	Delaware
10.07	UBS AG	GVS - 10640 Hempstead Road	10640 Hempstead Road	Houston	TX	77092	Harris
10.08	UBS AG	GVS - 7273 Kearney Street and 6345 East 78th Avenue	7273 Kearney Street and 6345 East 78th Avenue	Commerce City	CO	80022	Adams
10.09	UBS AG	GVS - 4641 Production Drive	4641 Production Drive	Dallas	TX	75235	Dallas
10.10	UBS AG	GVS - 920 Highway 80 East	920 Highway 80 East	Mesquite	TX	75149	Dallas
10.11	UBS AG	GVS - 2202 North Market Street	2202 North Market Street	Champaign	IL	61822	Champaign
10.12	UBS AG	GVS - 111 North Layfair Drive	111 North Layfair Drive	Flowood	MS	39232	Rankin
10.13	UBS AG	GVS - 435 Congress Park Drive	435 Congress Park Drive	Dayton	OH	45459	Montgomery
10.14	UBS AG	GVS - 765 South Street	765 South Street	Newburgh	NY	12550	Orange
10.15	UBS AG	GVS - 410 Gulf Freeway	410 Gulf Freeway	Texas City	TX	77591	Galveston
10.16	UBS AG	GVS - 5199 Westerville Road	5199 Westerville Road	Columbus	OH	43231	Franklin
10.17	UBS AG	GVS - 2502 Bay Street	2502 Bay Street	Texas City	TX	77590	Galveston
10.18	UBS AG	GVS - 1710 North Cunningham Avenue	1710 North Cunningham Avenue	Urbana	IL	61802	Champaign
10.19	UBS AG	GVS - 7821 Taylor Road	7821 Taylor Road	Reynoldsburg	OH	43068	Licking
10.20	UBS AG	GVS - 9600 Marion Ridge	9600 Marion Ridge	Kansas City	MO	64137	Jackson
10.21	UBS AG	GVS - 4901 South Freeway	4901 South Freeway	Fort Worth	TX	76115	Tarrant
10.22	UBS AG	GVS - 15300 Kuykendahl Road	15300 Kuykendahl Road	Houston	TX	77090	Harris
10.23	UBS AG	GVS - 9951 Harwin Road	9951 Harwin Road	Houston	TX	77036	Harris
10.24	UBS AG	GVS - 2033 Oak Grove Road	2033 Oak Grove Road	Hattiesburg	MS	39402	Lamar
10.25	UBS AG	GVS - 11702 Beechnut Street	11702 Beechnut Street	Houston	TX	77072	Harris
10.26	UBS AG	GVS - 13825 FM 306	13825 FM 306	Canyon Lake	TX	78133	Comal
10.27	UBS AG	GVS - 5550 Antoine Drive	5550 Antoine Drive	Houston	TX	77091	Harris
10.28	UBS AG	GVS - 580 East Dublin Granville Road	580 East Dublin Granville Road	Worthington	OH	43085	Franklin
10.29	UBS AG	GVS - 7986 Southern Boulevard	7986 Southern Boulevard	Boardman	OH	44512	Mahoning
10.30	UBS AG	GVS - 1330 Georgesville Road	1330 Georgesville Road	Columbus	OH	43228	Franklin
10.31	UBS AG	GVS - 123 South Meridian Road	123 South Meridian Road	Youngstown	OH	44509	Mahoning
10.32	UBS AG	GVS - 3380 North Post Road	3380 North Post Road	Indianapolis	IN	46226	Marion
10.33	UBS AG	GVS - 2150 Wirt Road	2150 Wirt Road	Houston	TX	77055	Harris
10.34	UBS AG	GVS - 5301 Tamarack Circle East	5301 Tamarack Circle East	Columbus	OH	43229	Franklin
10.35	UBS AG	GVS - 443 Laredo Street	443 Laredo Street	Aurora	CO	80011	Arapahoe
10.36	UBS AG	GVS - 1661 and 1670 West Government Street	1661 and 1670 West Government Street	Brandon	MS	39042	Rankin
10.37	UBS AG	GVS - 8450 Cook Road	8450 Cook Road	Houston	TX	77072	Harris
10.38	UBS AG	GVS - 613 North Freeway	613 North Freeway	Fort Worth	TX	76102	Tarrant
10.39	UBS AG	GVS - 10601 West Fairmont Parkway	10601 West Fairmont Parkway	La Porte	TX	77571	Harris
10.40	UBS AG	GVS - 7200 Tussing Road	7200 Tussing Road	Reynoldsburg	OH	43068	Fairfield
10.41	UBS AG	GVS - 14318 Highway 249	14318 Highway 249	Houston	TX	77086	Harris
10.42	UBS AG	GVS - 1910 25th Avenue North	1910 25th Avenue North	Texas City	TX	77590	Galveston
10.43	UBS AG	GVS - 8501 North Springboro Pike	8501 North Springboro Pike	Miamisburg	OH	45342	Montgomery
10.44	UBS AG	GVS - 4145 State Route 741	4145 State Route 741	Mason	OH	45040	Warren
10.45	UBS AG	GVS - 1961 Covington Pike	1961 Covington Pike	Memphis	TN	38128	Shelby
10.46	UBS AG	GVS - 3785 Shiloh Springs Road	3785 Shiloh Springs Road	Dayton	OH	45426	Montgomery
10.47	UBS AG	GVS - 1585 Lexington Avenue	1585 Lexington Avenue	Mansfield	OH	44907	Richland
10.48	UBS AG	GVS - 1594 Route 9G	1594 Route 9G	Hyde Park	NY	12538	Dutchess
10.49	UBS AG	GVS - 8320 Alabonson Road	8320 Alabonson Road	Houston	TX	77088	Harris
10.50	UBS AG	GVS - 10013 FM 620	10013 FM 620	Austin	TX	78726	Travis
10.51	UBS AG	GVS - 426 North Smithville Road	426 North Smithville Road	Dayton	OH	45431	Montgomery
10.52	UBS AG	GVS - 60 Westpark Road	60 Westpark Road	Dayton	OH	45459	Montgomery
10.53	UBS AG	GVS - 2407 South U.S. Highway 183	2407 South U.S. Highway 183	Leander	TX	78641	Williamson
10.54	UBS AG	GVS - 5811 North Houston Rosslyn Road	5811 North Houston Rosslyn Road	Houston	TX	77097	Harris
10.55	UBS AG	GVS - 3412 Garth Road	3412 Garth Road	Baytown	TX	77521	Harris
10.56	UBS AG	GVS - 941 Fairmont Parkway	941 Fairmont Parkway	Pasadena	TX	77504	Harris
10.57	UBS AG	GVS - 632 Timkin Road	632 Timkin Road	Tomball	TX	77375	Harris
10.58	UBS AG	GVS - 8801 Boone Road	8801 Boone Road	Houston	TX	77099	Harris
10.59	UBS AG	GVS - 3951 Highway 78	3951 Highway 78	Memphis	TN	38118	Shelby
10.60	UBS AG	GVS - 16905 Indian Chief Drive	16905 Indian Chief Drive	Cedar Park	TX	78613	Travis
10.61	UBS AG	GVS - 16530 West Hardy Road	16530 West Hardy Road	Houston	TX	77060	Harris
10.62	UBS AG	GVS - 4806 Marie Lane	4806 Marie Lane	Deer Park	TX	77536	Harris
10.63	UBS AG	GVS - 1151 East Expressway 83	1151 East Expressway 83	San Benito	TX	78586	Cameron
10.64	UBS AG	GVS - 7116 South IH-35 Frontage Road	7116 South IH-35 Frontage Road	Austin	TX	78745	Travis
11	UBS AG	The Block Northway	6210-6300 Northway Drive and 8003-8033 McKnight Road	Pittsburgh	PA	15237	Allegheny
12	UBS AG	Wolverine Portfolio	Various	Various	Various	Various	Various
12.01	UBS AG	Apple Tree Estates	1061 Wilson Avenue Northwest	Walker	MI	49534	Kent
12.02	UBS AG	South Lyon	530 Lanier Street	South Lyon	MI	48178	Oakland
12.03	UBS AG	Metro Commons	28745 Van Born Road	Romulus	MI	48174	Wayne
12.04	UBS AG	Brighton Village	7500 West Grand River	Brighton	MI	48114	Livingston
12.05	UBS AG	College Heights	3501 Auburn Road	Auburn Hills	MI	48326	Oakland
12.06	UBS AG	Hillcrest	3205 Douglas Avenue	Kalamazoo	MI	49004	Kalamazoo
12.07	UBS AG	Royal Village	7519 Dorr Street; 7519 Nebraska Avenue	Toledo	OH	43615	Lucas
12.08	UBS AG	Fernwood	2701 Staghorn Court	Deland	FL	32724	Volusia
12.09	UBS AG	Satellite Bay	6250 Roosevelt Boulevard	Clearwater	FL	33760	Pinellas
12.10	UBS AG	Chalet Village	14622 North Nebraska Avenue	Tampa	FL	33613	Hillsborough
16	UBS AG	Heartland Dental Medical Office Portfolio	Various	Various	Various	Various	Various

EXH. A-1

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Address	City	State	Zip Code	County
16.001	UBS AG	Heartland Dental Medical Office Portfolio - 1200 Network Centre Drive	1200 Network Centre Drive	Effingham	IL	62401	Effingham
16.002	UBS AG	Heartland Dental Medical Office Portfolio - 9150 North East Barry Road	9150 North East Barry Road	Kansas City	MO	64157	Clay
16.003	UBS AG	Heartland Dental Medical Office Portfolio - 11925 Jones Bridge Road	11925 Jones Bridge Road	Johns Creek	GA	30005	Fulton
16.004	UBS AG	Heartland Dental Medical Office Portfolio - 200 Brevco Plaza	200 Brevco Plaza	Lake St. Louis	MO	63367	St. Charles
16.005	UBS AG	Heartland Dental Medical Office Portfolio - 1760 West Virginia Street	1760 West Virginia Street	McKinney	TX	75069	Collin
16.006	UBS AG	Heartland Dental Medical Office Portfolio - 117 St. Patrick’s Drive	117 St. Patrick’s Drive	Waldorf	MD	20603	Charles
16.007	UBS AG	Heartland Dental Medical Office Portfolio - 1647 County Road 220	1647 County Road 220	Fleming Island	FL	32003	Clay
16.008	UBS AG	Heartland Dental Medical Office Portfolio - 3500 East Highway 377	3500 East Highway 377	Granbury	TX	76049	Hood
16.009	UBS AG	Heartland Dental Medical Office Portfolio - 4112 North Belt Highway	4112 North Belt Highway	St. Joseph	MO	64506	Buchanan
16.010	UBS AG	Heartland Dental Medical Office Portfolio - 3009 Winghaven Boulevard	3009 Winghaven Boulevard	O’Fallon	MO	63368	St. Charles
16.011	UBS AG	Heartland Dental Medical Office Portfolio - 2202 Althoff Drive	2202 Althoff Drive	Effingham	IL	62401	Effingham
16.012	UBS AG	Heartland Dental Medical Office Portfolio - 3820 Wabash Avenue	3820 Wabash Avenue	Springfield	IL	62711	Sangamon
16.013	UBS AG	Heartland Dental Medical Office Portfolio - 561 East Lincoln Highway	561 East Lincoln Highway	New Lenox	IL	60451	Will
16.014	UBS AG	Heartland Dental Medical Office Portfolio - 508 South 52nd Street	508 South 52nd Street	Rogers	AR	72758	Benton
16.015	UBS AG	Heartland Dental Medical Office Portfolio - 1025 Ashley Street	1025 Ashley Street	Bowling Green	KY	42103	Warren
16.016	UBS AG	Heartland Dental Medical Office Portfolio - 440 Erie Parkway	440 Erie Parkway	Erie	CO	80516	Weld
16.017	UBS AG	Heartland Dental Medical Office Portfolio - 1381 Citrus Tower Boulevard	1381 Citrus Tower Boulevard	Clermont	FL	34711	Lake
16.018	UBS AG	Heartland Dental Medical Office Portfolio - 1751 Pleasant Road	1751 Pleasant Road	Fort Mill	SC	29708	York
16.019	UBS AG	Heartland Dental Medical Office Portfolio - 9625 Lake Nona Village Place	9625 Lake Nona Village Place	Orlando	FL	32827	Orange
16.020	UBS AG	Heartland Dental Medical Office Portfolio - 615 Saint James Avenue	615 Saint James Avenue	Goose Creek	SC	29445	Berkeley
16.021	UBS AG	Heartland Dental Medical Office Portfolio - 13816 Narcoossee Road	13816 Narcoossee Road	Orlando	FL	32832	Orange
16.022	UBS AG	Heartland Dental Medical Office Portfolio - 1695 Wells Road	1695 Wells Road	Orange Park	FL	32073	Clay
16.023	UBS AG	Heartland Dental Medical Office Portfolio - 4355 Suwanee Dam Road	4355 Suwanee Dam Road	Suwanee	GA	30024	Gwinnett
16.024	UBS AG	Heartland Dental Medical Office Portfolio - 7310 North Villa Drive	7310 North Villa Drive	Peoria	IL	61614	Peoria
16.025	UBS AG	Heartland Dental Medical Office Portfolio - 299A Indian Lake Boulevard	299A Indian Lake Boulevard	Hendersonville	TN	37075	Sumner
16.026	UBS AG	Heartland Dental Medical Office Portfolio - 2455 East Main Street	2455 East Main Street	Plainfield	IN	46168	Hendricks
16.027	UBS AG	Heartland Dental Medical Office Portfolio - 630 East Markey Parkway	630 East Markey Parkway	Belton	MO	64012	Cass
16.028	UBS AG	Heartland Dental Medical Office Portfolio - 1613 East Pflugerville Parkway	1613 East Pflugerville Parkway	Pflugerville	TX	78660	Travis
16.029	UBS AG	Heartland Dental Medical Office Portfolio - 782 Belle Terre Parkway	782 Belle Terre Parkway	Palm Coast	FL	32164	Flagler
16.030	UBS AG	Heartland Dental Medical Office Portfolio - 11890 Highway 707	11890 Highway 707	Murrells Inlet	SC	29576	Horry
16.031	UBS AG	Heartland Dental Medical Office Portfolio - 7551 Osceola Polk Line Road	7551 Osceola Polk Line Road	Davenport	FL	33896	Osceola
16.032	UBS AG	Heartland Dental Medical Office Portfolio - 100 Piper Hill Drive	100 Piper Hill Drive	St. Peters	MO	63376	St. Charles
16.033	UBS AG	Heartland Dental Medical Office Portfolio - 8624 Lee Vista Boulevard	8624 Lee Vista Boulevard	Orlando	FL	32829	Orange
16.034	UBS AG	Heartland Dental Medical Office Portfolio - 149 Tuscan Way	149 Tuscan Way	Saint Augustine	FL	32092	Saint Johns
16.035	UBS AG	Heartland Dental Medical Office Portfolio - 2740 Prairie Crossing Drive	2740 Prairie Crossing Drive	Springfield	IL	62711	Sangamon
16.036	UBS AG	Heartland Dental Medical Office Portfolio - 2066 Bruce B. Downs Boulevard	2066 Bruce B. Downs Boulevard	Wesley Chapel	FL	33543	Pasco
16.037	UBS AG	Heartland Dental Medical Office Portfolio - 209 Latitude Lane	209 Latitude Lane	Clover	SC	29710	York
16.038	UBS AG	Heartland Dental Medical Office Portfolio - 4608 South West College Road	4608 South West College Road	Ocala	FL	34474	Marion
16.039	UBS AG	Heartland Dental Medical Office Portfolio - 1315 Bell Road	1315 Bell Road	Antioch	TN	37013	Davidson
16.040	UBS AG	Heartland Dental Medical Office Portfolio - 4237 U.S. Highway 1 South	4237 U.S. Highway 1 South	Saint Augustine	FL	32095	Saint Johns
16.041	UBS AG	Heartland Dental Medical Office Portfolio - 1521 East Debbie Lane	1521 East Debbie Lane	Mansfield	TX	76063	Tarrant
16.042	UBS AG	Heartland Dental Medical Office Portfolio - 3152 South Broadway	3152 South Broadway	Edmond	OK	73013	Oklahoma
16.043	UBS AG	Heartland Dental Medical Office Portfolio - 8701 South Garnett Road	8701 South Garnett Road	Broken Arrow	OK	74012	Tulsa
16.044	UBS AG	Heartland Dental Medical Office Portfolio - 450 South Weber Road	450 South Weber Road	Romeoville	IL	60446	Will
16.045	UBS AG	Heartland Dental Medical Office Portfolio - 840 Nissan Drive	840 Nissan Drive	Smyrna	TN	37167	Rutherford
16.046	UBS AG	Heartland Dental Medical Office Portfolio - 12222 Route 47	12222 Route 47	Huntley	IL	60142	Kane
16.047	UBS AG	Heartland Dental Medical Office Portfolio - 3415 Livernois Road	3415 Livernois Road	Troy	MI	48083	Oakland
16.048	UBS AG	Heartland Dental Medical Office Portfolio - 5309 Buffalo Gap Road	5309 Buffalo Gap Road	Abilene	TX	79606	Taylor
16.049	UBS AG	Heartland Dental Medical Office Portfolio - 8190 Windfall Lane	8190 Windfall Lane	Camby	IN	46113	Hendricks
16.050	UBS AG	Heartland Dental Medical Office Portfolio - 2620 East Highway 50	2620 East Highway 50	Clermont	FL	34711	Lake
16.051	UBS AG	Heartland Dental Medical Office Portfolio - 10670 Southwest Tradition Square	10670 Southwest Tradition Square	Port St. Lucie	FL	34987	Saint Lucie
16.052	UBS AG	Heartland Dental Medical Office Portfolio - 4939 Courthouse Street	4939 Courthouse Street	Williamsburg	VA	23188	James City
16.053	UBS AG	Heartland Dental Medical Office Portfolio - 2301 Old Canoe Creek Road	2301 Old Canoe Creek Road	St. Cloud	FL	34772	Osceola
16.054	UBS AG	Heartland Dental Medical Office Portfolio - 507 North Hershey Road	507 North Hershey Road	Bloomington	IL	61704	McLean
16.055	UBS AG	Heartland Dental Medical Office Portfolio - 242 Southwoods Center	242 Southwoods Center	Columbia	IL	62236	Monroe
16.056	UBS AG	Heartland Dental Medical Office Portfolio - 3016 Columbia Avenue	3016 Columbia Avenue	Franklin	TN	37064	Williamson
16.057	UBS AG	Heartland Dental Medical Office Portfolio - 4120 North 197th Avenue	4120 North 197th Avenue	Litchfield Park	AZ	85340	Maricopa
16.058	UBS AG	Heartland Dental Medical Office Portfolio - 13794 Beach Boulevard	13794 Beach Boulevard	Jacksonville	FL	32224	Duval
16.059	UBS AG	Heartland Dental Medical Office Portfolio - 3037 Southwest Port St. Lucie Boulevard	3037 Southwest Port St. Lucie Boulevard	Port St. Lucie	FL	34953	St. Lucie
16.060	UBS AG	Heartland Dental Medical Office Portfolio - 1840 Dekalb Avenue	1840 Dekalb Avenue	Sycamore	IL	60178	DeKalb
16.061	UBS AG	Heartland Dental Medical Office Portfolio - 9100 Highway 119	9100 Highway 119	Alabaster	AL	35007	Shelby
16.062	UBS AG	Heartland Dental Medical Office Portfolio - 42 Market Square Road	42 Market Square Road	Newnan	GA	30265	Coweta
16.063	UBS AG	Heartland Dental Medical Office Portfolio - 2707 Sycamore Road	2707 Sycamore Road	DeKalb	IL	60115	DeKalb
16.064	UBS AG	Heartland Dental Medical Office Portfolio - 2014 Lime Kiln Road	2014 Lime Kiln Road	Bellevue	WI	54311	Brown
16.065	UBS AG	Heartland Dental Medical Office Portfolio - 103 Farabee Drive North	103 Farabee Drive North	Lafayette	IN	47905	Tippecanoe
16.066	UBS AG	Heartland Dental Medical Office Portfolio - 4999 North Tanner Road	4999 North Tanner Road	Orlando	FL	32826	Orange
16.067	UBS AG	Heartland Dental Medical Office Portfolio - 674 Lake Joy Road	674 Lake Joy Road	Warner Robins	GA	31047	Houston
16.068	UBS AG	Heartland Dental Medical Office Portfolio - 1828 IN-44	1828 IN-44	Shelbyville	IN	46176	Shelby
16.069	UBS AG	Heartland Dental Medical Office Portfolio - 2950 South Rutherford Boulevard	2950 South Rutherford Boulevard	Murfreesboro	TN	37130	Rutherford
16.070	UBS AG	Heartland Dental Medical Office Portfolio - 545 East Hunt Highway	545 East Hunt Highway	San Tan Valley	AZ	85143	Maricopa
16.071	UBS AG	Heartland Dental Medical Office Portfolio - 17810 Pierce Plaza	17810 Pierce Plaza	Omaha	NE	68130	Douglas
16.072	UBS AG	Heartland Dental Medical Office Portfolio - 5445 South Williamson Boulevard	5445 South Williamson Boulevard	Port Orange	FL	32128	Volusia
16.073	UBS AG	Heartland Dental Medical Office Portfolio - 780 East-West Connector South West	780 East-West Connector South West	Austell	GA	30106	Cobb
16.074	UBS AG	Heartland Dental Medical Office Portfolio - 16620 West 159th Street	16620 West 159th Street	Lockport	IL	60441	Will
16.075	UBS AG	Heartland Dental Medical Office Portfolio - 13851 North US Highway 441	13851 North US Highway 441	Lady Lake	FL	32159	Sumter
16.076	UBS AG	Heartland Dental Medical Office Portfolio - 3120 Mahan Drive	3120 Mahan Drive	Tallahassee	FL	32308	Leon
16.077	UBS AG	Heartland Dental Medical Office Portfolio - 2000 Veterans Memorial Parkway South	2000 Veterans Memorial Parkway South	Lafayette	IN	47909	Tippecanoe
16.078	UBS AG	Heartland Dental Medical Office Portfolio - 1402 U.S. Route 12	1402 U.S. Route 12	Fox Lake	IL	60020	Lake
16.079	UBS AG	Heartland Dental Medical Office Portfolio - 1776 Blanding Boulevard	1776 Blanding Boulevard	Middleburg	FL	32068	Clay

EXH. A-2

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Address	City	State	Zip Code	County
16.080	UBS AG	Heartland Dental Medical Office Portfolio - 3012 Anchor Drive	3012 Anchor Drive	Hamilton	OH	45011	Butler
16.081	UBS AG	Heartland Dental Medical Office Portfolio - 1715 West Main Street	1715 West Main Street	Lebanon	TN	37087	Wilson
16.082	UBS AG	Heartland Dental Medical Office Portfolio - 10389 Big Bend Road	10389 Big Bend Road	Riverview	FL	33568	Hillsborough
16.083	UBS AG	Heartland Dental Medical Office Portfolio - 7103 Whitestown Parkway	7103 Whitestown Parkway	Zionsville	IN	46077	Boone
16.084	UBS AG	Heartland Dental Medical Office Portfolio - 2751 Fountain Place	2751 Fountain Place	Wildwood	MO	63040	St. Louis
16.085	UBS AG	Heartland Dental Medical Office Portfolio - 2030 Crossing Circle	2030 Crossing Circle	Spring Hill	TN	37174	Maury
16.086	UBS AG	Heartland Dental Medical Office Portfolio - 13101 East 96th Street North	13101 East 96th Street North	Owasso	OK	74055	Tulsa
16.087	UBS AG	Heartland Dental Medical Office Portfolio - 692 Essington Road	692 Essington Road	Joliet	IL	60435	Will
16.088	UBS AG	Heartland Dental Medical Office Portfolio - 240 Blossom Park Drive	240 Blossom Park Drive	Georgetown	KY	40324	Scott
16.089	UBS AG	Heartland Dental Medical Office Portfolio - 6005 Watson Boulevard	6005 Watson Boulevard	Byron	GA	31008	Houston
16.090	UBS AG	Heartland Dental Medical Office Portfolio - 3237 Sixes Road	3237 Sixes Road	Canton	GA	30114	Cherokee
16.091	UBS AG	Heartland Dental Medical Office Portfolio - 4030 Winder Highway	4030 Winder Highway	Flowery Branch	GA	30542	Hall
16.092	UBS AG	Heartland Dental Medical Office Portfolio - 8605 East State Road 70	8605 East State Road 70	Bradenton	FL	34202	Manatee
16.093	UBS AG	Heartland Dental Medical Office Portfolio - 540 West Walnut Street	540 West Walnut Street	Oglesby	IL	61348	LaSalle
16.094	UBS AG	Heartland Dental Medical Office Portfolio - 5630 Plank Road	5630 Plank Road	Fredericksburg	VA	22407	Spotsylvania
16.095	UBS AG	Heartland Dental Medical Office Portfolio - 10505 Lima Road	10505 Lima Road	Fort Wayne	IN	46818	Allen
16.096	UBS AG	Heartland Dental Medical Office Portfolio - 7485 Vanderbilt Beach Boulevard	7485 Vanderbilt Beach Boulevard	Naples	FL	34119	Collier
16.097	UBS AG	Heartland Dental Medical Office Portfolio - 2701 South Koke Mill Road	2701 South Koke Mill Road	Springfield	IL	62704	Sangamon
16.098	UBS AG	Heartland Dental Medical Office Portfolio - 22329 Greenview Parkway	22329 Greenview Parkway	Great Mills	MD	20634	St. Mary’s
16.099	UBS AG	Heartland Dental Medical Office Portfolio - 25000 Bernwood Drive	25000 Bernwood Drive	Bonita Springs	FL	34135	Lee
16.100	UBS AG	Heartland Dental Medical Office Portfolio - 3500 Clemson Boulevard	3500 Clemson Boulevard	Anderson	SC	29621	Anderson
16.101	UBS AG	Heartland Dental Medical Office Portfolio - 2222 Highway 540A East	2222 Highway 540A East	Lakeland	FL	33813	Polk
16.102	UBS AG	Heartland Dental Medical Office Portfolio - 1055 Pine Log Road	1055 Pine Log Road	Aiken	SC	29803	Aiken
16.103	UBS AG	Heartland Dental Medical Office Portfolio - 4315 North Holland Sylvania Road	4315 North Holland Sylvania Road	Sylvania	OH	43623	Lucas
16.104	UBS AG	Heartland Dental Medical Office Portfolio - 21300 Town Commons Drive	21300 Town Commons Drive	Estero	FL	33928	Lee
16.105	UBS AG	Heartland Dental Medical Office Portfolio - 1905 Convenience Place	1905 Convenience Place	Champaign	IL	61820	Champaign
16.106	UBS AG	Heartland Dental Medical Office Portfolio - 3308 Platt Springs Road	3308 Platt Springs Road	West Columbia	SC	29170	Lexington
16.107	UBS AG	Heartland Dental Medical Office Portfolio - 132 Milestone Way	132 Milestone Way	Greenville	SC	29615	Greenville
16.108	UBS AG	Heartland Dental Medical Office Portfolio - 1429 Chester Boulevard	1429 Chester Boulevard	Richmond	IN	47374	Wayne
16.109	UBS AG	Heartland Dental Medical Office Portfolio - 1339 North Sumter Boulevard	1339 North Sumter Boulevard	North Port	FL	34286	Sarasota
16.110	UBS AG	Heartland Dental Medical Office Portfolio - 1536 Farm to Market 359 Road	1536 Farm to Market 359 Road	Richmond	TX	77406	Fort Bend
16.111	UBS AG	Heartland Dental Medical Office Portfolio - 3585 North 168th Court	3585 North 168th Court	Omaha	NE	68116	Douglas
16.112	UBS AG	Heartland Dental Medical Office Portfolio - 1980 U.S. Highway 1 South	1980 U.S. Highway 1 South	St. Augustine	FL	32086	Saint Johns
16.113	UBS AG	Heartland Dental Medical Office Portfolio - 13328 Metcalf Avenue	13328 Metcalf Avenue	Overland Park	KS	66213	Johnson
16.114	UBS AG	Heartland Dental Medical Office Portfolio - 826 West Lincoln Avenue	826 West Lincoln Avenue	Charleston	IL	61920	Coles
16.115	UBS AG	Heartland Dental Medical Office Portfolio - 1515 West 45th Avenue	1515 West 45th Avenue	Griffith	IN	46319	Lake
16.116	UBS AG	Heartland Dental Medical Office Portfolio - 1012 Mill Pond Lane	1012 Mill Pond Lane	Greencastle	IN	46135	Putnam
16.117	UBS AG	Heartland Dental Medical Office Portfolio - 621 Chatham Avenue	621 Chatham Avenue	Columbia	SC	29205	Richland
16.118	UBS AG	Heartland Dental Medical Office Portfolio - 24940 South Tamiami Trail	24940 South Tamiami Trail	Bonita Springs	FL	34134	Lee
16.119	UBS AG	Heartland Dental Medical Office Portfolio - 609 Front Street	609 Front Street	Celebration	FL	34747	Osceola
16.120	UBS AG	Heartland Dental Medical Office Portfolio - 6190 LBJ Freeway	6190 LBJ Freeway	Dallas	TX	75240	Dallas
16.121	UBS AG	Heartland Dental Medical Office Portfolio - 3417 Schofield Avenue	3417 Schofield Avenue	Weston	WI	54476	St. CLair
16.122	UBS AG	Heartland Dental Medical Office Portfolio - 330 Park Place	330 Park Place	Mishawaka	IN	46545	St. Joseph
16.123	UBS AG	Heartland Dental Medical Office Portfolio - 1490 North Green Mount Road	1490 North Green Mount Road	O’Fallon	IL	62269	St. Clair
16.124	UBS AG	Heartland Dental Medical Office Portfolio - 213 Main Street	213 Main Street	Blythewood	SC	29016	Richland
16.125	UBS AG	Heartland Dental Medical Office Portfolio - 11119 Hearth Road	11119 Hearth Road	Spring Hill	FL	34608	Hernando
16.126	UBS AG	Heartland Dental Medical Office Portfolio - 2362 West Boulevard Street	2362 West Boulevard Street	Kokomo	IN	46902	Howard
16.127	UBS AG	Heartland Dental Medical Office Portfolio - 2812 East Main Street	2812 East Main Street	Merrill	WI	54452	Lincoln
16.128	UBS AG	Heartland Dental Medical Office Portfolio - 1202 South Broad Street	1202 South Broad Street	Scottsboro	AL	35768	Jackson
16.129	UBS AG	Heartland Dental Medical Office Portfolio - 8790 Walnut Grove Road	8790 Walnut Grove Road	Cordova	TN	38018	Shelby
16.130	UBS AG	Heartland Dental Medical Office Portfolio - 10708 East State Road 64	10708 East State Road 64	Bradenton	FL	34212	Manatee
16.131	UBS AG	Heartland Dental Medical Office Portfolio - 2184 FM 3009	2184 FM 3009	Schertz	TX	78154	Guadalupe
16.132	UBS AG	Heartland Dental Medical Office Portfolio - 2210 Boiling Springs Road	2210 Boiling Springs Road	Boiling Springs	SC	29316	Spartanburg
16.133	UBS AG	Heartland Dental Medical Office Portfolio - 3105 Kirby Whitten Road	3105 Kirby Whitten Road	Bartlett	TN	38134	Shelby
16.134	UBS AG	Heartland Dental Medical Office Portfolio - 716 32nd Street South	716 32nd Street South	Birmingham	AL	35233	Jefferson
16.135	UBS AG	Heartland Dental Medical Office Portfolio - 1010 West U.S. Route 6	1010 West U.S. Route 6	Morris	IL	60450	Grundy
16.136	UBS AG	Heartland Dental Medical Office Portfolio - 935 West Exchange Parkway	935 West Exchange Parkway	Allen	TX	75013	Collin
16.137	UBS AG	Heartland Dental Medical Office Portfolio - 3608 Jeffco Boulevard	3608 Jeffco Boulevard	Arnold	MO	63010	Jefferson
16.138	UBS AG	Heartland Dental Medical Office Portfolio - 998 Williford Court	998 Williford Court	Spring Hill	TN	37174	Williamson
16.139	UBS AG	Heartland Dental Medical Office Portfolio - 4405 Highway 17	4405 Highway 17	Murrells Inlet	SC	29576	Georgetown
16.140	UBS AG	Heartland Dental Medical Office Portfolio - 3003 Twin Rivers Drive	3003 Twin Rivers Drive	Arkadelphia	AR	71923	Clark
16.141	UBS AG	Heartland Dental Medical Office Portfolio - 12260 Tamiami Trail East	12260 Tamiami Trail East	Naples	FL	34113	Collier
16.142	UBS AG	Heartland Dental Medical Office Portfolio - 1405 South 25th Street	1405 South 25th Street	Fort Pierce	FL	34947	St. Lucie
16.143	UBS AG	Heartland Dental Medical Office Portfolio - 12605 Troxler Avenue	12605 Troxler Avenue	Highland	IL	62249	Madison
16.144	UBS AG	Heartland Dental Medical Office Portfolio - 122 Stone Trace Drive	122 Stone Trace Drive	Mount Sterling	KY	40353	Montgomery
16.145	UBS AG	Heartland Dental Medical Office Portfolio - 4455 Florida National Drive	4455 Florida National Drive	Lakeland	FL	33813	Polk
16.146	UBS AG	Heartland Dental Medical Office Portfolio - 3645 North Council Road	3645 North Council Road	Bethany	OK	73008	Oklahoma
16.147	UBS AG	Heartland Dental Medical Office Portfolio - 9305 Market Square Drive	9305 Market Square Drive	Streetsboro	OH	44241	Portage
16.148	UBS AG	Heartland Dental Medical Office Portfolio - 3420 Bayside Lakes Boulevard Southeast	3420 Bayside Lakes Boulevard Southeast	Palm Bay	FL	32909	Brevard
16.149	UBS AG	Heartland Dental Medical Office Portfolio - 309 West Ogden Avenue	309 West Ogden Avenue	Naperville	IL	60563	DuPage
16.150	UBS AG	Heartland Dental Medical Office Portfolio - 456 University Boulevard North	456 University Boulevard North	Jacksonville	FL	32211	Duval
16.151	UBS AG	Heartland Dental Medical Office Portfolio - 1316 McMillan Street	1316 McMillan Street	Worthington	MN	56187	Nobles
16.152	UBS AG	Heartland Dental Medical Office Portfolio - 6233 Veterans Parkway	6233 Veterans Parkway	Columbus	GA	31909	Muscogee
16.153	UBS AG	Heartland Dental Medical Office Portfolio - 116 Calumet Center Road	116 Calumet Center Road	LaGrange	GA	30241	Troup
16.154	UBS AG	Heartland Dental Medical Office Portfolio - 828 South Main Street	828 South Main Street	London	KY	40741	Laurel
16.155	UBS AG	Heartland Dental Medical Office Portfolio - 7200 Red Hawk Court	7200 Red Hawk Court	Fort Worth	TX	76132	Tarrant
16.156	UBS AG	Heartland Dental Medical Office Portfolio - 303 Ashby Park Lane	303 Ashby Park Lane	Greenville	SC	29607	Greenville
16.157	UBS AG	Heartland Dental Medical Office Portfolio - 3106 Professional Plaza	3106 Professional Plaza	Germantown	TN	38138	Shelby
16.158	UBS AG	Heartland Dental Medical Office Portfolio - 1950 Chesley Drive	1950 Chesley Drive	Sterling Heights	MI	48310	Macomb

EXH. A-3

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Address	City	State	Zip Code	County
16.159	UBS AG	Heartland Dental Medical Office Portfolio - 104 South Houston Road	104 South Houston Road	Warner Robins	GA	31088	Houston
16.160	UBS AG	Heartland Dental Medical Office Portfolio - 103 East Tatum Avenue	103 East Tatum Avenue	McColl	SC	29570	Marlboro
16.161	UBS AG	Heartland Dental Medical Office Portfolio - 165 Juniper Circle	165 Juniper Circle	Brunswick	GA	31520	Glynn
16.162	UBS AG	Heartland Dental Medical Office Portfolio - 135 East Broadway Street	135 East Broadway Street	Sand Springs	OK	74063	Tulsa
16.163	UBS AG	Heartland Dental Medical Office Portfolio - 9360 Two Notch Road	9360 Two Notch Road	Columbia	SC	29223	Richland
16.164	UBS AG	Heartland Dental Medical Office Portfolio - 12988 Georgia Highway 9	12988 Georgia Highway 9	Milton	GA	30004	Fulton
16.165	UBS AG	Heartland Dental Medical Office Portfolio - 5 Jannell Court	5 Jannell Court	Epping	NH	03042	Rockingham
16.166	UBS AG	Heartland Dental Medical Office Portfolio - 1617 East Main Street	1617 East Main Street	Easley	SC	29640	Pickens
16.167	UBS AG	Heartland Dental Medical Office Portfolio - 2116 Vista Oeste North West, Unit 202	2116 Vista Oeste North West, Unit 202	Albuquerque	NM	87120	Bernalillo
16.168	UBS AG	Heartland Dental Medical Office Portfolio - 50 South Kyrene Road, Suite 5	50 South Kyrene Road, Suite 5	Chandler	AZ	85226	Maricopa
16.169	UBS AG	Heartland Dental Medical Office Portfolio - 101 Rice Bent Way Suite 4	101 Rice Bent Way Suite 4	Columbia	SC	29205	Richland
17	UBS AG	InnVite Hospitality Portfolio	Various	Various	OH	Various	Various
17.01	UBS AG	Hampton Inn Sidney	1600 Hampton Court	Sidney	OH	45365	Shelby
17.02	UBS AG	Best Western Plus Dayton Northwest	20 Rockridge Road	Englewood	OH	45322	Montgomery
17.03	UBS AG	Best Western Plus Dayton South	8099 Old Yankee Street	Dayton	OH	45458	Montgomery
17.04	UBS AG	Quality Inn & Suites South/Obetz	4850 Frusta Drive	Obetz	OH	43207	Franklin
17.05	UBS AG	Super 8 Zanesville	2440 National Road	Zanesville	OH	43701	Muskingum
19	UBS AG	Marketplace at Smyrna	803 Industrial Boulevard	Smyrna	TN	37167	Rutherford
22	UBS AG	Houport Mixed Use Portfolio	Various	Various	TX	Various	Harris
22.01	UBS AG	Katy	510 and 514 South Mason Road; 535 Applewhite Drive	Katy	TX	77450	Harris
22.02	UBS AG	Westway	2313 West Sam Houston Parkway North; 10700 Hammerly Boulevard	Houston	TX	77043	Harris
22.03	UBS AG	Pineway	13230 and 13240 Hempstead Highway	Houston	TX	77040	Harris
44	UBS AG	Fairfield Inn & Suites - Colorado Springs North	15275 Struthers Road	Colorado Springs	CO	80921	El Paso
46	UBS AG	Confluence Portfolio	Various	Various	SC	Various	Various
46.01	UBS AG	Ashley Chase Apartments	1199 North Lafayette Drive	Sumter	SC	29150	Sumter
46.02	UBS AG	South Guignard Apartments (Lift Homes)	43 Birnie Circle	Sumter	SC	29150	Sumter
46.03	UBS AG	Cambridge Court Apartments	211 Dickson Street	Manning	SC	29102	Clarendon
48	UBS AG	Holiday Inn Express & Suites Woodward	3333 Williams Avenue	Woodward	OK	73802	Woodward
49	UBS AG	Oak Meadows & Brookview Place	Various	Various	Various	Various	Various
49.01	UBS AG	Brookview Place	4032 North Main Street	Dayton	OH	45405	Montgomery
49.02	UBS AG	Oak Meadows	1300 Hillside	Albion	MI	49224	Calhoun
61	UBS AG	Walgreens Houma	1435 West Tunnel Boulevard	Houma	LA	70360	Terrebonne
63	UBS AG	Gallatin Manor	332 East William Street	Ann Arbor	MI	48104	Washtenaw

EXH. A-4

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	General Property Type	Number of Units	Unit of Measure	Original Principal Balance ($)	Cut-off Date Principal Balance ($)
8	UBS AG	The Colonnade Office Complex	Office	1,080,180	Sq. Ft.	28,000,000.00	28,000,000.00
10	UBS AG	Great Value Storage Portfolio	Self Storage	4,103,764	Sq. Ft.	25,000,000.00	25,000,000.00
10.01	UBS AG	GVS - 6250 Westward Lane	Self Storage	124,772	Sq. Ft.	987,318.16
10.02	UBS AG	GVS - 1223, 1235, 1431, 1441, 1451, 1491, 1527, 1543 & 1559 North Nellis Boulevard	Self Storage	131,744	Sq. Ft.	778,988.64
10.03	UBS AG	GVS - 9530 Skillman Street	Self Storage	119,935	Sq. Ft.	760,870.45
10.04	UBS AG	GVS - 4311 Samuell Boulevard	Self Storage	76,124	Sq. Ft.	652,175.00
10.05	UBS AG	GVS - 9010 Emmett F Lowry Expressway	Self Storage	55,550	Sq. Ft.	625,000.00
10.06	UBS AG	GVS - 9984 South Old State Road	Self Storage	74,987	Sq. Ft.	588,768.18
10.07	UBS AG	GVS - 10640 Hempstead Road	Self Storage	96,807	Sq. Ft.	579,709.09
10.08	UBS AG	GVS - 7273 Kearney Street and 6345 East 78th Avenue	Self Storage	61,330	Sq. Ft.	552,536.36
10.09	UBS AG	GVS - 4641 Production Drive	Self Storage	102,922	Sq. Ft.	543,477.27
10.10	UBS AG	GVS - 920 Highway 80 East	Self Storage	62,175	Sq. Ft.	543,477.27
10.11	UBS AG	GVS - 2202 North Market Street	Self Storage	83,060	Sq. Ft.	543,477.27
10.12	UBS AG	GVS - 111 North Layfair Drive	Self Storage	83,150	Sq. Ft.	534,420.45
10.13	UBS AG	GVS - 435 Congress Park Drive	Self Storage	80,740	Sq. Ft.	534,420.45
10.14	UBS AG	GVS - 765 South Street	Self Storage	63,137	Sq. Ft.	516,304.55
10.15	UBS AG	GVS - 410 Gulf Freeway	Self Storage	56,000	Sq. Ft.	498,188.64
10.16	UBS AG	GVS - 5199 Westerville Road	Self Storage	65,585	Sq. Ft.	498,188.64
10.17	UBS AG	GVS - 2502 Bay Street	Self Storage	93,150	Sq. Ft.	489,129.55
10.18	UBS AG	GVS - 1710 North Cunningham Avenue	Self Storage	80,884	Sq. Ft.	489,129.55
10.19	UBS AG	GVS - 7821 Taylor Road	Self Storage	87,860	Sq. Ft.	489,129.55
10.20	UBS AG	GVS - 9600 Marion Ridge	Self Storage	70,000	Sq. Ft.	471,013.64
10.21	UBS AG	GVS - 4901 South Freeway	Self Storage	78,742	Sq. Ft.	471,013.64
10.22	UBS AG	GVS - 15300 Kuykendahl Road	Self Storage	101,400	Sq. Ft.	461,956.82
10.23	UBS AG	GVS - 9951 Harwin Road	Self Storage	76,197	Sq. Ft.	461,956.82
10.24	UBS AG	GVS - 2033 Oak Grove Road	Self Storage	76,755	Sq. Ft.	443,840.91
10.25	UBS AG	GVS - 11702 Beechnut Street	Self Storage	101,160	Sq. Ft.	434,781.82
10.26	UBS AG	GVS - 13825 FM 306	Self Storage	58,695	Sq. Ft.	416,665.91
10.27	UBS AG	GVS - 5550 Antoine Drive	Self Storage	74,185	Sq. Ft.	416,665.91
10.28	UBS AG	GVS - 580 East Dublin Granville Road	Self Storage	54,481	Sq. Ft.	407,609.09
10.29	UBS AG	GVS - 7986 Southern Boulevard	Self Storage	65,695	Sq. Ft.	398,550.00
10.30	UBS AG	GVS - 1330 Georgesville Road	Self Storage	65,290	Sq. Ft.	398,550.00
10.31	UBS AG	GVS - 123 South Meridian Road	Self Storage	66,150	Sq. Ft.	398,550.00
10.32	UBS AG	GVS - 3380 North Post Road	Self Storage	72,914	Sq. Ft.	389,493.18
10.33	UBS AG	GVS - 2150 Wirt Road	Self Storage	70,100	Sq. Ft.	389,493.18
10.34	UBS AG	GVS - 5301 Tamarack Circle East	Self Storage	49,921	Sq. Ft.	371,377.27
10.35	UBS AG	GVS - 443 Laredo Street	Self Storage	42,190	Sq. Ft.	362,318.18
10.36	UBS AG	GVS - 1661 and 1670 West Government Street	Self Storage	76,450	Sq. Ft.	353,261.36
10.37	UBS AG	GVS - 8450 Cook Road	Self Storage	60,275	Sq. Ft.	353,261.36
10.38	UBS AG	GVS - 613 North Freeway	Self Storage	142,714	Sq. Ft.	335,145.45
10.39	UBS AG	GVS - 10601 West Fairmont Parkway	Self Storage	45,050	Sq. Ft.	326,086.36
10.40	UBS AG	GVS - 7200 Tussing Road	Self Storage	58,213	Sq. Ft.	317,029.55
10.41	UBS AG	GVS - 14318 Highway 249	Self Storage	55,294	Sq. Ft.	317,029.55
10.42	UBS AG	GVS - 1910 25th Avenue North	Self Storage	38,257	Sq. Ft.	317,029.55
10.43	UBS AG	GVS - 8501 North Springboro Pike	Self Storage	60,180	Sq. Ft.	298,913.64
10.44	UBS AG	GVS - 4145 State Route 741	Self Storage	34,025	Sq. Ft.	280,797.73
10.45	UBS AG	GVS - 1961 Covington Pike	Self Storage	49,025	Sq. Ft.	271,738.64
10.46	UBS AG	GVS - 3785 Shiloh Springs Road	Self Storage	48,349	Sq. Ft.	271,738.64
10.47	UBS AG	GVS - 1585 Lexington Avenue	Self Storage	41,402	Sq. Ft.	253,622.73
10.48	UBS AG	GVS - 1594 Route 9G	Self Storage	27,725	Sq. Ft.	253,622.73
10.49	UBS AG	GVS - 8320 Alabonson Road	Self Storage	50,230	Sq. Ft.	244,565.91
10.50	UBS AG	GVS - 10013 FM 620	Self Storage	30,300	Sq. Ft.	244,565.91
10.51	UBS AG	GVS - 426 North Smithville Road	Self Storage	43,300	Sq. Ft.	235,506.82
10.52	UBS AG	GVS - 60 Westpark Road	Self Storage	43,500	Sq. Ft.	235,506.82
10.53	UBS AG	GVS - 2407 South U.S. Highway 183	Self Storage	39,880	Sq. Ft.	235,506.82
10.54	UBS AG	GVS - 5811 North Houston Rosslyn Road	Self Storage	63,400	Sq. Ft.	235,506.82
10.55	UBS AG	GVS - 3412 Garth Road	Self Storage	39,150	Sq. Ft.	217,390.91
10.56	UBS AG	GVS - 941 Fairmont Parkway	Self Storage	34,500	Sq. Ft.	208,334.09
10.57	UBS AG	GVS - 632 Timkin Road	Self Storage	45,719	Sq. Ft.	208,334.09
10.58	UBS AG	GVS - 8801 Boone Road	Self Storage	46,300	Sq. Ft.	190,218.18
10.59	UBS AG	GVS - 3951 Highway 78	Self Storage	59,550	Sq. Ft.	190,218.18
10.60	UBS AG	GVS - 16905 Indian Chief Drive	Self Storage	29,390	Sq. Ft.	190,218.18
10.61	UBS AG	GVS - 16530 West Hardy Road	Self Storage	32,300	Sq. Ft.	163,043.18
10.62	UBS AG	GVS - 4806 Marie Lane	Self Storage	25,800	Sq. Ft.	163,043.18
10.63	UBS AG	GVS - 1151 East Expressway 83	Self Storage	46,000	Sq. Ft.	135,870.45
10.64	UBS AG	GVS - 7116 South IH-35 Frontage Road	Self Storage	13,700	Sq. Ft.	54,347.73
11	UBS AG	The Block Northway	Retail	354,400	Sq. Ft.	25,000,000.00	25,000,000.00
12	UBS AG	Wolverine Portfolio	Manufactured Housing Community	1,649	Pads	25,000,000.00	25,000,000.00
12.01	UBS AG	Apple Tree Estates	Manufactured Housing Community	238	Pads	4,575,000.00
12.02	UBS AG	South Lyon	Manufactured Housing Community	211	Pads	4,246,186.44
12.03	UBS AG	Metro Commons	Manufactured Housing Community	227	Pads	3,669,067.80
12.04	UBS AG	Brighton Village	Manufactured Housing Community	193	Pads	3,588,983.05
12.05	UBS AG	College Heights	Manufactured Housing Community	161	Pads	2,500,423.73
12.06	UBS AG	Hillcrest	Manufactured Housing Community	150	Pads	1,719,067.80
12.07	UBS AG	Royal Village	Manufactured Housing Community	233	Pads	1,514,830.51
12.08	UBS AG	Fernwood	Manufactured Housing Community	92	Pads	1,219,067.80
12.09	UBS AG	Satellite Bay	Manufactured Housing Community	83	Pads	991,101.69
12.10	UBS AG	Chalet Village	Manufactured Housing Community	61	Pads	976,271.18
16	UBS AG	Heartland Dental Medical Office Portfolio	Various	962,501	Sq. Ft.	22,000,000.00	21,862,753.49

EXH. A-5

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	General Property Type	Number of Units	Unit of Measure	Original Principal Balance ($)	Cut-off Date Principal Balance ($)
16.001	UBS AG	Heartland Dental Medical Office Portfolio - 1200 Network Centre Drive	Office	84,190	Sq. Ft.	1,049,875.34
16.002	UBS AG	Heartland Dental Medical Office Portfolio - 9150 North East Barry Road	Mixed Use	9,727	Sq. Ft.	363,237.67
16.003	UBS AG	Heartland Dental Medical Office Portfolio - 11925 Jones Bridge Road	Mixed Use	14,860	Sq. Ft.	305,423.38
16.004	UBS AG	Heartland Dental Medical Office Portfolio - 200 Brevco Plaza	Office	18,826	Sq. Ft.	298,014.07
16.005	UBS AG	Heartland Dental Medical Office Portfolio - 1760 West Virginia Street	Office	10,300	Sq. Ft.	282,186.26
16.006	UBS AG	Heartland Dental Medical Office Portfolio - 117 St. Patrick’s Drive	Office	6,699	Sq. Ft.	239,745.15
16.007	UBS AG	Heartland Dental Medical Office Portfolio - 1647 County Road 220	Office	8,168	Sq. Ft.	235,456.07
16.008	UBS AG	Heartland Dental Medical Office Portfolio - 3500 East Highway 377	Office	6,000	Sq. Ft.	223,282.33
16.009	UBS AG	Heartland Dental Medical Office Portfolio - 4112 North Belt Highway	Mixed Use	6,000	Sq. Ft.	220,543.60
16.010	UBS AG	Heartland Dental Medical Office Portfolio - 3009 Winghaven Boulevard	Mixed Use	8,200	Sq. Ft.	204,587.81
16.011	UBS AG	Heartland Dental Medical Office Portfolio - 2202 Althoff Drive	Office	42,962	Sq. Ft.	201,474.90
16.012	UBS AG	Heartland Dental Medical Office Portfolio - 3820 Wabash Avenue	Office	5,500	Sq. Ft.	196,296.06
16.013	UBS AG	Heartland Dental Medical Office Portfolio - 561 East Lincoln Highway	Mixed Use	6,810	Sq. Ft.	190,182.38
16.014	UBS AG	Heartland Dental Medical Office Portfolio - 508 South 52nd Street	Office	10,000	Sq. Ft.	187,012.19
16.015	UBS AG	Heartland Dental Medical Office Portfolio - 1025 Ashley Street	Office	6,520	Sq. Ft.	186,946.37
16.016	UBS AG	Heartland Dental Medical Office Portfolio - 440 Erie Parkway	Office	4,150	Sq. Ft.	185,367.98
16.017	UBS AG	Heartland Dental Medical Office Portfolio - 1381 Citrus Tower Boulevard	Office	10,014	Sq. Ft.	184,334.40
16.018	UBS AG	Heartland Dental Medical Office Portfolio - 1751 Pleasant Road	Mixed Use	6,738	Sq. Ft.	182,663.38
16.019	UBS AG	Heartland Dental Medical Office Portfolio - 9625 Lake Nona Village Place	Office	4,878	Sq. Ft.	182,540.28
16.020	UBS AG	Heartland Dental Medical Office Portfolio - 615 Saint James Avenue	Office	4,100	Sq. Ft.	181,381.16
16.021	UBS AG	Heartland Dental Medical Office Portfolio - 13816 Narcoossee Road	Office	4,414	Sq. Ft.	179,768.64
16.022	UBS AG	Heartland Dental Medical Office Portfolio - 1695 Wells Road	Office	5,500	Sq. Ft.	174,515.46
16.023	UBS AG	Heartland Dental Medical Office Portfolio - 4355 Suwanee Dam Road	Office	11,850	Sq. Ft.	172,477.56
16.024	UBS AG	Heartland Dental Medical Office Portfolio - 7310 North Villa Drive	Office	6,880	Sq. Ft.	170,066.70
16.025	UBS AG	Heartland Dental Medical Office Portfolio - 299A Indian Lake Boulevard	Mixed Use	6,160	Sq. Ft.	169,905.82
16.026	UBS AG	Heartland Dental Medical Office Portfolio - 2455 East Main Street	Office	6,464	Sq. Ft.	168,783.27
16.027	UBS AG	Heartland Dental Medical Office Portfolio - 630 East Markey Parkway	Mixed Use	5,625	Sq. Ft.	165,635.01
16.028	UBS AG	Heartland Dental Medical Office Portfolio - 1613 East Pflugerville Parkway	Office	3,883	Sq. Ft.	164,893.96
16.029	UBS AG	Heartland Dental Medical Office Portfolio - 782 Belle Terre Parkway	Mixed Use	4,955	Sq. Ft.	163,645.87
16.030	UBS AG	Heartland Dental Medical Office Portfolio - 11890 Highway 707	Office	4,386	Sq. Ft.	162,887.76
16.031	UBS AG	Heartland Dental Medical Office Portfolio - 7551 Osceola Polk Line Road	Office	5,453	Sq. Ft.	161,325.21
16.032	UBS AG	Heartland Dental Medical Office Portfolio - 100 Piper Hill Drive	Office	9,943	Sq. Ft.	161,261.83
16.033	UBS AG	Heartland Dental Medical Office Portfolio - 8624 Lee Vista Boulevard	Office	5,275	Sq. Ft.	161,144.82
16.034	UBS AG	Heartland Dental Medical Office Portfolio - 149 Tuscan Way	Office	4,108	Sq. Ft.	161,026.59
16.035	UBS AG	Heartland Dental Medical Office Portfolio - 2740 Prairie Crossing Drive	Office	3,803	Sq. Ft.	159,261.72
16.036	UBS AG	Heartland Dental Medical Office Portfolio - 2066 Bruce B. Downs Boulevard	Mixed Use	4,194	Sq. Ft.	158,655.96
16.037	UBS AG	Heartland Dental Medical Office Portfolio - 209 Latitude Lane	Office	4,079	Sq. Ft.	157,490.75
16.038	UBS AG	Heartland Dental Medical Office Portfolio - 4608 South West College Road	Mixed Use	5,114	Sq. Ft.	156,213.41
16.039	UBS AG	Heartland Dental Medical Office Portfolio - 1315 Bell Road	Mixed Use	8,200	Sq. Ft.	156,190.25
16.040	UBS AG	Heartland Dental Medical Office Portfolio - 4237 U.S. Highway 1 South	Office	4,000	Sq. Ft.	156,165.87
16.041	UBS AG	Heartland Dental Medical Office Portfolio - 1521 East Debbie Lane	Office	5,028	Sq. Ft.	155,291.97
16.042	UBS AG	Heartland Dental Medical Office Portfolio - 3152 South Broadway	Office	5,517	Sq. Ft.	154,555.79
16.043	UBS AG	Heartland Dental Medical Office Portfolio - 8701 South Garnett Road	Office	7,107	Sq. Ft.	154,002.44
16.044	UBS AG	Heartland Dental Medical Office Portfolio - 450 South Weber Road	Office	4,000	Sq. Ft.	153,374.74
16.045	UBS AG	Heartland Dental Medical Office Portfolio - 840 Nissan Drive	Mixed Use	5,871	Sq. Ft.	153,226.04
16.046	UBS AG	Heartland Dental Medical Office Portfolio - 12222 Route 47	Office	3,569	Sq. Ft.	151,335.62
16.047	UBS AG	Heartland Dental Medical Office Portfolio - 3415 Livernois Road	Office	5,661	Sq. Ft.	150,442.22
16.048	UBS AG	Heartland Dental Medical Office Portfolio - 5309 Buffalo Gap Road	Office	8,164	Sq. Ft.	150,358.12
16.049	UBS AG	Heartland Dental Medical Office Portfolio - 8190 Windfall Lane	Office	8,400	Sq. Ft.	149,245.32
16.050	UBS AG	Heartland Dental Medical Office Portfolio - 2620 East Highway 50	Office	5,129	Sq. Ft.	147,180.61
16.051	UBS AG	Heartland Dental Medical Office Portfolio - 10670 Southwest Tradition Square	Office	4,000	Sq. Ft.	146,928.31
16.052	UBS AG	Heartland Dental Medical Office Portfolio - 4939 Courthouse Street	Office	5,300	Sq. Ft.	146,901.50
16.053	UBS AG	Heartland Dental Medical Office Portfolio - 2301 Old Canoe Creek Road	Office	5,050	Sq. Ft.	146,784.49
16.054	UBS AG	Heartland Dental Medical Office Portfolio - 507 North Hershey Road	Office	7,690	Sq. Ft.	146,607.76
16.055	UBS AG	Heartland Dental Medical Office Portfolio - 242 Southwoods Center	Office	6,790	Sq. Ft.	145,041.55
16.056	UBS AG	Heartland Dental Medical Office Portfolio - 3016 Columbia Avenue	Mixed Use	4,371	Sq. Ft.	143,786.15
16.057	UBS AG	Heartland Dental Medical Office Portfolio - 4120 North 197th Avenue	Office	4,000	Sq. Ft.	143,463.16
16.058	UBS AG	Heartland Dental Medical Office Portfolio - 13794 Beach Boulevard	Mixed Use	4,929	Sq. Ft.	142,678.23
16.059	UBS AG	Heartland Dental Medical Office Portfolio - 3037 Southwest Port St. Lucie Boulevard	Office	4,000	Sq. Ft.	142,563.66
16.060	UBS AG	Heartland Dental Medical Office Portfolio - 1840 Dekalb Avenue	Mixed Use	6,225	Sq. Ft.	141,444.76
16.061	UBS AG	Heartland Dental Medical Office Portfolio - 9100 Highway 119	Office	4,000	Sq. Ft.	141,120.55
16.062	UBS AG	Heartland Dental Medical Office Portfolio - 42 Market Square Road	Office	7,305	Sq. Ft.	141,116.90
16.063	UBS AG	Heartland Dental Medical Office Portfolio - 2707 Sycamore Road	Office	10,000	Sq. Ft.	141,037.67
16.064	UBS AG	Heartland Dental Medical Office Portfolio - 2014 Lime Kiln Road	Mixed Use	5,756	Sq. Ft.	139,160.67
16.065	UBS AG	Heartland Dental Medical Office Portfolio - 103 Farabee Drive North	Office	5,642	Sq. Ft.	138,896.18
16.066	UBS AG	Heartland Dental Medical Office Portfolio - 4999 North Tanner Road	Office	4,063	Sq. Ft.	138,309.92
16.067	UBS AG	Heartland Dental Medical Office Portfolio - 674 Lake Joy Road	Office	4,000	Sq. Ft.	137,962.55
16.068	UBS AG	Heartland Dental Medical Office Portfolio - 1828 IN-44	Office	6,644	Sq. Ft.	137,833.35
16.069	UBS AG	Heartland Dental Medical Office Portfolio - 2950 South Rutherford Boulevard	Mixed Use	4,769	Sq. Ft.	137,434.79
16.070	UBS AG	Heartland Dental Medical Office Portfolio - 545 East Hunt Highway	Office	4,000	Sq. Ft.	137,105.71
16.071	UBS AG	Heartland Dental Medical Office Portfolio - 17810 Pierce Plaza	Office	4,798	Sq. Ft.	136,725.43
16.072	UBS AG	Heartland Dental Medical Office Portfolio - 5445 South Williamson Boulevard	Office	3,215	Sq. Ft.	136,158.67
16.073	UBS AG	Heartland Dental Medical Office Portfolio - 780 East-West Connector South West	Mixed Use	5,989	Sq. Ft.	135,420.06
16.074	UBS AG	Heartland Dental Medical Office Portfolio - 16620 West 159th Street	Office	3,569	Sq. Ft.	135,228.70
16.075	UBS AG	Heartland Dental Medical Office Portfolio - 13851 North US Highway 441	Office	4,227	Sq. Ft.	134,981.27
16.076	UBS AG	Heartland Dental Medical Office Portfolio - 3120 Mahan Drive	Mixed Use	4,195	Sq. Ft.	133,881.88
16.077	UBS AG	Heartland Dental Medical Office Portfolio - 2000 Veterans Memorial Parkway South	Office	4,000	Sq. Ft.	132,964.10
16.078	UBS AG	Heartland Dental Medical Office Portfolio - 1402 U.S. Route 12	Office	4,135	Sq. Ft.	131,282.10
16.079	UBS AG	Heartland Dental Medical Office Portfolio - 1776 Blanding Boulevard	Office	4,108	Sq. Ft.	131,016.40

EXH. A-6

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	General Property Type	Number of Units	Unit of Measure	Original Principal Balance ($)	Cut-off Date Principal Balance ($)
16.080	UBS AG	Heartland Dental Medical Office Portfolio - 3012 Anchor Drive	Office	5,493	Sq. Ft.	130,008.42
16.081	UBS AG	Heartland Dental Medical Office Portfolio - 1715 West Main Street	Mixed Use	5,000	Sq. Ft.	129,669.58
16.082	UBS AG	Heartland Dental Medical Office Portfolio - 10389 Big Bend Road	Mixed Use	3,830	Sq. Ft.	129,561.11
16.083	UBS AG	Heartland Dental Medical Office Portfolio - 7103 Whitestown Parkway	Office	4,100	Sq. Ft.	129,526.98
16.084	UBS AG	Heartland Dental Medical Office Portfolio - 2751 Fountain Place	Office	6,590	Sq. Ft.	129,373.41
16.085	UBS AG	Heartland Dental Medical Office Portfolio - 2030 Crossing Circle	Office	3,300	Sq. Ft.	129,317.34
16.086	UBS AG	Heartland Dental Medical Office Portfolio - 13101 East 96th Street North	Office	4,100	Sq. Ft.	128,612.85
16.087	UBS AG	Heartland Dental Medical Office Portfolio - 692 Essington Road	Office	6,030	Sq. Ft.	127,972.96
16.088	UBS AG	Heartland Dental Medical Office Portfolio - 240 Blossom Park Drive	Office	6,240	Sq. Ft.	126,431.14
16.089	UBS AG	Heartland Dental Medical Office Portfolio - 6005 Watson Boulevard	Office	5,000	Sq. Ft.	126,310.47
16.090	UBS AG	Heartland Dental Medical Office Portfolio - 3237 Sixes Road	Office	4,465	Sq. Ft.	125,369.53
16.091	UBS AG	Heartland Dental Medical Office Portfolio - 4030 Winder Highway	Office	4,079	Sq. Ft.	125,163.55
16.092	UBS AG	Heartland Dental Medical Office Portfolio - 8605 East State Road 70	Office	4,275	Sq. Ft.	125,131.86
16.093	UBS AG	Heartland Dental Medical Office Portfolio - 540 West Walnut Street	Office	7,472	Sq. Ft.	122,329.75
16.094	UBS AG	Heartland Dental Medical Office Portfolio - 5630 Plank Road	Office	4,829	Sq. Ft.	121,604.54
16.095	UBS AG	Heartland Dental Medical Office Portfolio - 10505 Lima Road	Office	5,090	Sq. Ft.	120,533.19
16.096	UBS AG	Heartland Dental Medical Office Portfolio - 7485 Vanderbilt Beach Boulevard	Office	3,849	Sq. Ft.	120,299.17
16.097	UBS AG	Heartland Dental Medical Office Portfolio - 2701 South Koke Mill Road	Office	5,857	Sq. Ft.	118,540.39
16.098	UBS AG	Heartland Dental Medical Office Portfolio - 22329 Greenview Parkway	Office	3,840	Sq. Ft.	116,330.64
16.099	UBS AG	Heartland Dental Medical Office Portfolio - 25000 Bernwood Drive	Office	4,213	Sq. Ft.	112,620.50
16.100	UBS AG	Heartland Dental Medical Office Portfolio - 3500 Clemson Boulevard	Office	2,815	Sq. Ft.	110,259.61
16.101	UBS AG	Heartland Dental Medical Office Portfolio - 2222 Highway 540A East	Office	4,596	Sq. Ft.	109,685.54
16.102	UBS AG	Heartland Dental Medical Office Portfolio - 1055 Pine Log Road	Office	3,769	Sq. Ft.	109,477.12
16.103	UBS AG	Heartland Dental Medical Office Portfolio - 4315 North Holland Sylvania Road	Office	3,948	Sq. Ft.	109,288.19
16.104	UBS AG	Heartland Dental Medical Office Portfolio - 21300 Town Commons Drive	Office	3,820	Sq. Ft.	109,200.44
16.105	UBS AG	Heartland Dental Medical Office Portfolio - 1905 Convenience Place	Office	3,770	Sq. Ft.	109,160.22
16.106	UBS AG	Heartland Dental Medical Office Portfolio - 3308 Platt Springs Road	Office	5,880	Sq. Ft.	108,417.95
16.107	UBS AG	Heartland Dental Medical Office Portfolio - 132 Milestone Way	Office	4,700	Sq. Ft.	106,839.56
16.108	UBS AG	Heartland Dental Medical Office Portfolio - 1429 Chester Boulevard	Office	3,920	Sq. Ft.	106,036.34
16.109	UBS AG	Heartland Dental Medical Office Portfolio - 1339 North Sumter Boulevard	Office	5,257	Sq. Ft.	104,954.02
16.110	UBS AG	Heartland Dental Medical Office Portfolio - 1536 Farm to Market 359 Road	Office	4,900	Sq. Ft.	104,916.23
16.111	UBS AG	Heartland Dental Medical Office Portfolio - 3585 North 168th Court	Office	3,269	Sq. Ft.	103,120.89
16.112	UBS AG	Heartland Dental Medical Office Portfolio - 1980 U.S. Highway 1 South	Office	4,952	Sq. Ft.	101,923.99
16.113	UBS AG	Heartland Dental Medical Office Portfolio - 13328 Metcalf Avenue	Mixed Use	4,207	Sq. Ft.	99,248.64
16.114	UBS AG	Heartland Dental Medical Office Portfolio - 826 West Lincoln Avenue	Office	4,690	Sq. Ft.	98,986.59
16.115	UBS AG	Heartland Dental Medical Office Portfolio - 1515 West 45th Avenue	Office	5,000	Sq. Ft.	96,946.26
16.116	UBS AG	Heartland Dental Medical Office Portfolio - 1012 Mill Pond Lane	Office	5,231	Sq. Ft.	95,428.81
16.117	UBS AG	Heartland Dental Medical Office Portfolio - 621 Chatham Avenue	Office	6,600	Sq. Ft.	93,450.64
16.118	UBS AG	Heartland Dental Medical Office Portfolio - 24940 South Tamiami Trail	Office	3,675	Sq. Ft.	92,526.76
16.119	UBS AG	Heartland Dental Medical Office Portfolio - 609 Front Street	Office	3,419	Sq. Ft.	91,626.04
16.120	UBS AG	Heartland Dental Medical Office Portfolio - 6190 LBJ Freeway	Office	3,500	Sq. Ft.	90,371.86
16.121	UBS AG	Heartland Dental Medical Office Portfolio - 3417 Schofield Avenue	Office	4,535	Sq. Ft.	88,731.30
16.122	UBS AG	Heartland Dental Medical Office Portfolio - 330 Park Place	Office	3,800	Sq. Ft.	88,513.13
16.123	UBS AG	Heartland Dental Medical Office Portfolio - 1490 North Green Mount Road	Office	4,000	Sq. Ft.	87,033.46
16.124	UBS AG	Heartland Dental Medical Office Portfolio - 213 Main Street	Office	3,286	Sq. Ft.	85,568.41
16.125	UBS AG	Heartland Dental Medical Office Portfolio - 11119 Hearth Road	Office	4,375	Sq. Ft.	85,562.33
16.126	UBS AG	Heartland Dental Medical Office Portfolio - 2362 West Boulevard Street	Office	3,920	Sq. Ft.	84,693.30
16.127	UBS AG	Heartland Dental Medical Office Portfolio - 2812 East Main Street	Office	4,875	Sq. Ft.	84,465.37
16.128	UBS AG	Heartland Dental Medical Office Portfolio - 1202 South Broad Street	Office	4,600	Sq. Ft.	84,414.18
16.129	UBS AG	Heartland Dental Medical Office Portfolio - 8790 Walnut Grove Road	Office	3,697	Sq. Ft.	84,208.19
16.130	UBS AG	Heartland Dental Medical Office Portfolio - 10708 East State Road 64	Office	3,818	Sq. Ft.	83,454.96
16.131	UBS AG	Heartland Dental Medical Office Portfolio - 2184 FM 3009	Office	3,404	Sq. Ft.	83,433.02
16.132	UBS AG	Heartland Dental Medical Office Portfolio - 2210 Boiling Springs Road	Office	4,297	Sq. Ft.	82,500.61
16.133	UBS AG	Heartland Dental Medical Office Portfolio - 3105 Kirby Whitten Road	Office	4,250	Sq. Ft.	82,310.47
16.134	UBS AG	Heartland Dental Medical Office Portfolio - 716 32nd Street South	Office	4,700	Sq. Ft.	81,827.81
16.135	UBS AG	Heartland Dental Medical Office Portfolio - 1010 West U.S. Route 6	Office	3,600	Sq. Ft.	79,050.08
16.136	UBS AG	Heartland Dental Medical Office Portfolio - 935 West Exchange Parkway	Office	2,500	Sq. Ft.	76,247.99
16.137	UBS AG	Heartland Dental Medical Office Portfolio - 3608 Jeffco Boulevard	Office	3,290	Sq. Ft.	76,031.03
16.138	UBS AG	Heartland Dental Medical Office Portfolio - 998 Williford Court	Office	2,556	Sq. Ft.	76,028.59
16.139	UBS AG	Heartland Dental Medical Office Portfolio - 4405 Highway 17	Office	4,080	Sq. Ft.	75,659.28
16.140	UBS AG	Heartland Dental Medical Office Portfolio - 3003 Twin Rivers Drive	Office	3,994	Sq. Ft.	73,644.54
16.141	UBS AG	Heartland Dental Medical Office Portfolio - 12260 Tamiami Trail East	Office	2,700	Sq. Ft.	73,405.65
16.142	UBS AG	Heartland Dental Medical Office Portfolio - 1405 South 25th Street	Office	3,984	Sq. Ft.	72,785.26
16.143	UBS AG	Heartland Dental Medical Office Portfolio - 12605 Troxler Avenue	Office	3,403	Sq. Ft.	71,130.08
16.144	UBS AG	Heartland Dental Medical Office Portfolio - 122 Stone Trace Drive	Office	6,025	Sq. Ft.	67,627.15
16.145	UBS AG	Heartland Dental Medical Office Portfolio - 4455 Florida National Drive	Office	3,847	Sq. Ft.	67,192.02
16.146	UBS AG	Heartland Dental Medical Office Portfolio - 3645 North Council Road	Office	3,655	Sq. Ft.	67,078.67
16.147	UBS AG	Heartland Dental Medical Office Portfolio - 9305 Market Square Drive	Office	4,792	Sq. Ft.	64,705.60
16.148	UBS AG	Heartland Dental Medical Office Portfolio - 3420 Bayside Lakes Boulevard Southeast	Office	4,803	Sq. Ft.	62,227.70
16.149	UBS AG	Heartland Dental Medical Office Portfolio - 309 West Ogden Avenue	Office	2,600	Sq. Ft.	61,339.17
16.150	UBS AG	Heartland Dental Medical Office Portfolio - 456 University Boulevard North	Office	4,788	Sq. Ft.	60,745.60
16.151	UBS AG	Heartland Dental Medical Office Portfolio - 1316 McMillan Street	Office	3,600	Sq. Ft.	60,334.85
16.152	UBS AG	Heartland Dental Medical Office Portfolio - 6233 Veterans Parkway	Office	2,395	Sq. Ft.	58,869.81
16.153	UBS AG	Heartland Dental Medical Office Portfolio - 116 Calumet Center Road	Office	3,198	Sq. Ft.	57,516.90
16.154	UBS AG	Heartland Dental Medical Office Portfolio - 828 South Main Street	Office	6,390	Sq. Ft.	57,509.58
16.155	UBS AG	Heartland Dental Medical Office Portfolio - 7200 Red Hawk Court	Office	2,918	Sq. Ft.	54,015.18
16.156	UBS AG	Heartland Dental Medical Office Portfolio - 303 Ashby Park Lane	Office	3,100	Sq. Ft.	53,851.86
16.157	UBS AG	Heartland Dental Medical Office Portfolio - 3106 Professional Plaza	Office	2,500	Sq. Ft.	48,068.48
16.158	UBS AG	Heartland Dental Medical Office Portfolio - 1950 Chesley Drive	Office	3,365	Sq. Ft.	47,795.46

EXH. A-7

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	General Property Type	Number of Units	Unit of Measure	Original Principal Balance ($)	Cut-off Date Principal Balance ($)
16.159	UBS AG	Heartland Dental Medical Office Portfolio - 104 South Houston Road	Office	3,386	Sq. Ft.	47,702.82
16.160	UBS AG	Heartland Dental Medical Office Portfolio - 103 East Tatum Avenue	Office	4,500	Sq. Ft.	47,114.13
16.161	UBS AG	Heartland Dental Medical Office Portfolio - 165 Juniper Circle	Office	2,400	Sq. Ft.	47,055.62
16.162	UBS AG	Heartland Dental Medical Office Portfolio - 135 East Broadway Street	Office	4,570	Sq. Ft.	45,055.51
16.163	UBS AG	Heartland Dental Medical Office Portfolio - 9360 Two Notch Road	Office	1,936	Sq. Ft.	44,435.12
16.164	UBS AG	Heartland Dental Medical Office Portfolio - 12988 Georgia Highway 9	Office	3,312	Sq. Ft.	41,870.69
16.165	UBS AG	Heartland Dental Medical Office Portfolio - 5 Jannell Court	Office	3,270	Sq. Ft.	41,806.09
16.166	UBS AG	Heartland Dental Medical Office Portfolio - 1617 East Main Street	Office	2,726	Sq. Ft.	41,708.59
16.167	UBS AG	Heartland Dental Medical Office Portfolio - 2116 Vista Oeste North West, Unit 202	Office	2,900	Sq. Ft.	41,528.19
16.168	UBS AG	Heartland Dental Medical Office Portfolio - 50 South Kyrene Road, Suite 5	Office	1,892	Sq. Ft.	33,730.08
16.169	UBS AG	Heartland Dental Medical Office Portfolio - 101 Rice Bent Way Suite 4	Office	2,255	Sq. Ft.	27,126.43
17	UBS AG	InnVite Hospitality Portfolio	Hospitality	468	Rooms	21,300,000.00	21,260,319.13
17.01	UBS AG	Hampton Inn Sidney	Hospitality	94	Rooms	7,800,000.00
17.02	UBS AG	Best Western Plus Dayton Northwest	Hospitality	127	Rooms	4,575,000.00
17.03	UBS AG	Best Western Plus Dayton South	Hospitality	126	Rooms	3,750,000.00
17.04	UBS AG	Quality Inn & Suites South/Obetz	Hospitality	59	Rooms	2,700,000.00
17.05	UBS AG	Super 8 Zanesville	Hospitality	62	Rooms	2,475,000.00
19	UBS AG	Marketplace at Smyrna	Retail	158,367	Sq. Ft.	20,550,000.00	20,550,000.00
22	UBS AG	Houport Mixed Use Portfolio	Various	216,844	Sq. Ft.	16,500,000.00	16,480,718.17
22.01	UBS AG	Katy	Retail	99,958	Sq. Ft.	8,750,530.00
22.02	UBS AG	Westway	Industrial	62,146	Sq. Ft.	4,690,285.00
22.03	UBS AG	Pineway	Industrial	54,740	Sq. Ft.	3,059,185.00
44	UBS AG	Fairfield Inn & Suites - Colorado Springs North	Hospitality	85	Rooms	7,200,000.00	7,191,507.62
46	UBS AG	Confluence Portfolio	Multifamily	233	Units	6,650,000.00	6,643,050.40
46.01	UBS AG	Ashley Chase Apartments	Multifamily	100	Units	3,030,000.00
46.02	UBS AG	South Guignard Apartments (Lift Homes)	Multifamily	73	Units	1,970,000.00
46.03	UBS AG	Cambridge Court Apartments	Multifamily	60	Units	1,650,000.00
48	UBS AG	Holiday Inn Express & Suites Woodward	Hospitality	89	Rooms	6,000,000.00	5,990,721.15
49	UBS AG	Oak Meadows & Brookview Place	Multifamily	332	Units	5,850,000.00	5,842,435.30
49.01	UBS AG	Brookview Place	Multifamily	232	Units	3,901,950.00
49.02	UBS AG	Oak Meadows	Multifamily	100	Units	1,948,050.00
61	UBS AG	Walgreens Houma	Retail	14,490	Sq. Ft.	3,550,000.00	3,550,000.00
63	UBS AG	Gallatin Manor	Multifamily	40	Units	3,200,000.00	3,200,000.00

EXH. A-8

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Loan Amortization Type	Monthly P&I Payment ($)	Interest Accrual Basis	Mortgage Rate	Administrative Fee Rate	Net Mortgage Rate
8	UBS AG	The Colonnade Office Complex	Interest-only, Balloon	108,363.11	Actual/360	4.5680000%	0.0120700%	4.5559300%
10	UBS AG	Great Value Storage Portfolio	Interest-only, Balloon	87,682.63	Actual/360	4.1397700%	0.0120700%	4.1277000%
10.01	UBS AG	GVS - 6250 Westward Lane
10.02	UBS AG	GVS - 1223, 1235, 1431, 1441, 1451, 1491, 1527, 1543 & 1559 North Nellis Boulevard
10.03	UBS AG	GVS - 9530 Skillman Street
10.04	UBS AG	GVS - 4311 Samuell Boulevard
10.05	UBS AG	GVS - 9010 Emmett F Lowry Expressway
10.06	UBS AG	GVS - 9984 South Old State Road
10.07	UBS AG	GVS - 10640 Hempstead Road
10.08	UBS AG	GVS - 7273 Kearney Street and 6345 East 78th Avenue
10.09	UBS AG	GVS - 4641 Production Drive
10.10	UBS AG	GVS - 920 Highway 80 East
10.11	UBS AG	GVS - 2202 North Market Street
10.12	UBS AG	GVS - 111 North Layfair Drive
10.13	UBS AG	GVS - 435 Congress Park Drive
10.14	UBS AG	GVS - 765 South Street
10.15	UBS AG	GVS - 410 Gulf Freeway
10.16	UBS AG	GVS - 5199 Westerville Road
10.17	UBS AG	GVS - 2502 Bay Street
10.18	UBS AG	GVS - 1710 North Cunningham Avenue
10.19	UBS AG	GVS - 7821 Taylor Road
10.20	UBS AG	GVS - 9600 Marion Ridge
10.21	UBS AG	GVS - 4901 South Freeway
10.22	UBS AG	GVS - 15300 Kuykendahl Road
10.23	UBS AG	GVS - 9951 Harwin Road
10.24	UBS AG	GVS - 2033 Oak Grove Road
10.25	UBS AG	GVS - 11702 Beechnut Street
10.26	UBS AG	GVS - 13825 FM 306
10.27	UBS AG	GVS - 5550 Antoine Drive
10.28	UBS AG	GVS - 580 East Dublin Granville Road
10.29	UBS AG	GVS - 7986 Southern Boulevard
10.30	UBS AG	GVS - 1330 Georgesville Road
10.31	UBS AG	GVS - 123 South Meridian Road
10.32	UBS AG	GVS - 3380 North Post Road
10.33	UBS AG	GVS - 2150 Wirt Road
10.34	UBS AG	GVS - 5301 Tamarack Circle East
10.35	UBS AG	GVS - 443 Laredo Street
10.36	UBS AG	GVS - 1661 and 1670 West Government Street
10.37	UBS AG	GVS - 8450 Cook Road
10.38	UBS AG	GVS - 613 North Freeway
10.39	UBS AG	GVS - 10601 West Fairmont Parkway
10.40	UBS AG	GVS - 7200 Tussing Road
10.41	UBS AG	GVS - 14318 Highway 249
10.42	UBS AG	GVS - 1910 25th Avenue North
10.43	UBS AG	GVS - 8501 North Springboro Pike
10.44	UBS AG	GVS - 4145 State Route 741
10.45	UBS AG	GVS - 1961 Covington Pike
10.46	UBS AG	GVS - 3785 Shiloh Springs Road
10.47	UBS AG	GVS - 1585 Lexington Avenue
10.48	UBS AG	GVS - 1594 Route 9G
10.49	UBS AG	GVS - 8320 Alabonson Road
10.50	UBS AG	GVS - 10013 FM 620
10.51	UBS AG	GVS - 426 North Smithville Road
10.52	UBS AG	GVS - 60 Westpark Road
10.53	UBS AG	GVS - 2407 South U.S. Highway 183
10.54	UBS AG	GVS - 5811 North Houston Rosslyn Road
10.55	UBS AG	GVS - 3412 Garth Road
10.56	UBS AG	GVS - 941 Fairmont Parkway
10.57	UBS AG	GVS - 632 Timkin Road
10.58	UBS AG	GVS - 8801 Boone Road
10.59	UBS AG	GVS - 3951 Highway 78
10.60	UBS AG	GVS - 16905 Indian Chief Drive
10.61	UBS AG	GVS - 16530 West Hardy Road
10.62	UBS AG	GVS - 4806 Marie Lane
10.63	UBS AG	GVS - 1151 East Expressway 83
10.64	UBS AG	GVS - 7116 South IH-35 Frontage Road
11	UBS AG	The Block Northway	Interest-only, Amortizing Balloon	128,901.71	Actual/360	4.6495000%	0.0120700%	4.6374300%
12	UBS AG	Wolverine Portfolio	Interest-only, Amortizing Balloon	132,681.68	Actual/360	4.9000000%	0.0133200%	4.8866800%
12.01	UBS AG	Apple Tree Estates
12.02	UBS AG	South Lyon
12.03	UBS AG	Metro Commons
12.04	UBS AG	Brighton Village
12.05	UBS AG	College Heights
12.06	UBS AG	Hillcrest
12.07	UBS AG	Royal Village
12.08	UBS AG	Fernwood
12.09	UBS AG	Satellite Bay
12.10	UBS AG	Chalet Village
16	UBS AG	Heartland Dental Medical Office Portfolio	Amortizing Balloon	127,688.09	Actual/360	5.7000000%	0.0148700%	5.6851300%

EXH. A-9

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Loan Amortization Type	Monthly P&I Payment ($)	Interest Accrual Basis	Mortgage Rate	Administrative Fee Rate	Net Mortgage Rate
16.001	UBS AG	Heartland Dental Medical Office Portfolio - 1200 Network Centre Drive
16.002	UBS AG	Heartland Dental Medical Office Portfolio - 9150 North East Barry Road
16.003	UBS AG	Heartland Dental Medical Office Portfolio - 11925 Jones Bridge Road
16.004	UBS AG	Heartland Dental Medical Office Portfolio - 200 Brevco Plaza
16.005	UBS AG	Heartland Dental Medical Office Portfolio - 1760 West Virginia Street
16.006	UBS AG	Heartland Dental Medical Office Portfolio - 117 St. Patrick’s Drive
16.007	UBS AG	Heartland Dental Medical Office Portfolio - 1647 County Road 220
16.008	UBS AG	Heartland Dental Medical Office Portfolio - 3500 East Highway 377
16.009	UBS AG	Heartland Dental Medical Office Portfolio - 4112 North Belt Highway
16.010	UBS AG	Heartland Dental Medical Office Portfolio - 3009 Winghaven Boulevard
16.011	UBS AG	Heartland Dental Medical Office Portfolio - 2202 Althoff Drive
16.012	UBS AG	Heartland Dental Medical Office Portfolio - 3820 Wabash Avenue
16.013	UBS AG	Heartland Dental Medical Office Portfolio - 561 East Lincoln Highway
16.014	UBS AG	Heartland Dental Medical Office Portfolio - 508 South 52nd Street
16.015	UBS AG	Heartland Dental Medical Office Portfolio - 1025 Ashley Street
16.016	UBS AG	Heartland Dental Medical Office Portfolio - 440 Erie Parkway
16.017	UBS AG	Heartland Dental Medical Office Portfolio - 1381 Citrus Tower Boulevard
16.018	UBS AG	Heartland Dental Medical Office Portfolio - 1751 Pleasant Road
16.019	UBS AG	Heartland Dental Medical Office Portfolio - 9625 Lake Nona Village Place
16.020	UBS AG	Heartland Dental Medical Office Portfolio - 615 Saint James Avenue
16.021	UBS AG	Heartland Dental Medical Office Portfolio - 13816 Narcoossee Road
16.022	UBS AG	Heartland Dental Medical Office Portfolio - 1695 Wells Road
16.023	UBS AG	Heartland Dental Medical Office Portfolio - 4355 Suwanee Dam Road
16.024	UBS AG	Heartland Dental Medical Office Portfolio - 7310 North Villa Drive
16.025	UBS AG	Heartland Dental Medical Office Portfolio - 299A Indian Lake Boulevard
16.026	UBS AG	Heartland Dental Medical Office Portfolio - 2455 East Main Street
16.027	UBS AG	Heartland Dental Medical Office Portfolio - 630 East Markey Parkway
16.028	UBS AG	Heartland Dental Medical Office Portfolio - 1613 East Pflugerville Parkway
16.029	UBS AG	Heartland Dental Medical Office Portfolio - 782 Belle Terre Parkway
16.030	UBS AG	Heartland Dental Medical Office Portfolio - 11890 Highway 707
16.031	UBS AG	Heartland Dental Medical Office Portfolio - 7551 Osceola Polk Line Road
16.032	UBS AG	Heartland Dental Medical Office Portfolio - 100 Piper Hill Drive
16.033	UBS AG	Heartland Dental Medical Office Portfolio - 8624 Lee Vista Boulevard
16.034	UBS AG	Heartland Dental Medical Office Portfolio - 149 Tuscan Way
16.035	UBS AG	Heartland Dental Medical Office Portfolio - 2740 Prairie Crossing Drive
16.036	UBS AG	Heartland Dental Medical Office Portfolio - 2066 Bruce B. Downs Boulevard
16.037	UBS AG	Heartland Dental Medical Office Portfolio - 209 Latitude Lane
16.038	UBS AG	Heartland Dental Medical Office Portfolio - 4608 South West College Road
16.039	UBS AG	Heartland Dental Medical Office Portfolio - 1315 Bell Road
16.040	UBS AG	Heartland Dental Medical Office Portfolio - 4237 U.S. Highway 1 South
16.041	UBS AG	Heartland Dental Medical Office Portfolio - 1521 East Debbie Lane
16.042	UBS AG	Heartland Dental Medical Office Portfolio - 3152 South Broadway
16.043	UBS AG	Heartland Dental Medical Office Portfolio - 8701 South Garnett Road
16.044	UBS AG	Heartland Dental Medical Office Portfolio - 450 South Weber Road
16.045	UBS AG	Heartland Dental Medical Office Portfolio - 840 Nissan Drive
16.046	UBS AG	Heartland Dental Medical Office Portfolio - 12222 Route 47
16.047	UBS AG	Heartland Dental Medical Office Portfolio - 3415 Livernois Road
16.048	UBS AG	Heartland Dental Medical Office Portfolio - 5309 Buffalo Gap Road
16.049	UBS AG	Heartland Dental Medical Office Portfolio - 8190 Windfall Lane
16.050	UBS AG	Heartland Dental Medical Office Portfolio - 2620 East Highway 50
16.051	UBS AG	Heartland Dental Medical Office Portfolio - 10670 Southwest Tradition Square
16.052	UBS AG	Heartland Dental Medical Office Portfolio - 4939 Courthouse Street
16.053	UBS AG	Heartland Dental Medical Office Portfolio - 2301 Old Canoe Creek Road
16.054	UBS AG	Heartland Dental Medical Office Portfolio - 507 North Hershey Road
16.055	UBS AG	Heartland Dental Medical Office Portfolio - 242 Southwoods Center
16.056	UBS AG	Heartland Dental Medical Office Portfolio - 3016 Columbia Avenue
16.057	UBS AG	Heartland Dental Medical Office Portfolio - 4120 North 197th Avenue
16.058	UBS AG	Heartland Dental Medical Office Portfolio - 13794 Beach Boulevard
16.059	UBS AG	Heartland Dental Medical Office Portfolio - 3037 Southwest Port St. Lucie Boulevard
16.060	UBS AG	Heartland Dental Medical Office Portfolio - 1840 Dekalb Avenue
16.061	UBS AG	Heartland Dental Medical Office Portfolio - 9100 Highway 119
16.062	UBS AG	Heartland Dental Medical Office Portfolio - 42 Market Square Road
16.063	UBS AG	Heartland Dental Medical Office Portfolio - 2707 Sycamore Road
16.064	UBS AG	Heartland Dental Medical Office Portfolio - 2014 Lime Kiln Road
16.065	UBS AG	Heartland Dental Medical Office Portfolio - 103 Farabee Drive North
16.066	UBS AG	Heartland Dental Medical Office Portfolio - 4999 North Tanner Road
16.067	UBS AG	Heartland Dental Medical Office Portfolio - 674 Lake Joy Road
16.068	UBS AG	Heartland Dental Medical Office Portfolio - 1828 IN-44
16.069	UBS AG	Heartland Dental Medical Office Portfolio - 2950 South Rutherford Boulevard
16.070	UBS AG	Heartland Dental Medical Office Portfolio - 545 East Hunt Highway
16.071	UBS AG	Heartland Dental Medical Office Portfolio - 17810 Pierce Plaza
16.072	UBS AG	Heartland Dental Medical Office Portfolio - 5445 South Williamson Boulevard
16.073	UBS AG	Heartland Dental Medical Office Portfolio - 780 East-West Connector South West
16.074	UBS AG	Heartland Dental Medical Office Portfolio - 16620 West 159th Street
16.075	UBS AG	Heartland Dental Medical Office Portfolio - 13851 North US Highway 441
16.076	UBS AG	Heartland Dental Medical Office Portfolio - 3120 Mahan Drive
16.077	UBS AG	Heartland Dental Medical Office Portfolio - 2000 Veterans Memorial Parkway South
16.078	UBS AG	Heartland Dental Medical Office Portfolio - 1402 U.S. Route 12
16.079	UBS AG	Heartland Dental Medical Office Portfolio - 1776 Blanding Boulevard

EXH. A-10

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Loan Amortization Type	Monthly P&I Payment ($)	Interest Accrual Basis	Mortgage Rate	Administrative Fee Rate	Net Mortgage Rate
16.080	UBS AG	Heartland Dental Medical Office Portfolio - 3012 Anchor Drive
16.081	UBS AG	Heartland Dental Medical Office Portfolio - 1715 West Main Street
16.082	UBS AG	Heartland Dental Medical Office Portfolio - 10389 Big Bend Road
16.083	UBS AG	Heartland Dental Medical Office Portfolio - 7103 Whitestown Parkway
16.084	UBS AG	Heartland Dental Medical Office Portfolio - 2751 Fountain Place
16.085	UBS AG	Heartland Dental Medical Office Portfolio - 2030 Crossing Circle
16.086	UBS AG	Heartland Dental Medical Office Portfolio - 13101 East 96th Street North
16.087	UBS AG	Heartland Dental Medical Office Portfolio - 692 Essington Road
16.088	UBS AG	Heartland Dental Medical Office Portfolio - 240 Blossom Park Drive
16.089	UBS AG	Heartland Dental Medical Office Portfolio - 6005 Watson Boulevard
16.090	UBS AG	Heartland Dental Medical Office Portfolio - 3237 Sixes Road
16.091	UBS AG	Heartland Dental Medical Office Portfolio - 4030 Winder Highway
16.092	UBS AG	Heartland Dental Medical Office Portfolio - 8605 East State Road 70
16.093	UBS AG	Heartland Dental Medical Office Portfolio - 540 West Walnut Street
16.094	UBS AG	Heartland Dental Medical Office Portfolio - 5630 Plank Road
16.095	UBS AG	Heartland Dental Medical Office Portfolio - 10505 Lima Road
16.096	UBS AG	Heartland Dental Medical Office Portfolio - 7485 Vanderbilt Beach Boulevard
16.097	UBS AG	Heartland Dental Medical Office Portfolio - 2701 South Koke Mill Road
16.098	UBS AG	Heartland Dental Medical Office Portfolio - 22329 Greenview Parkway
16.099	UBS AG	Heartland Dental Medical Office Portfolio - 25000 Bernwood Drive
16.100	UBS AG	Heartland Dental Medical Office Portfolio - 3500 Clemson Boulevard
16.101	UBS AG	Heartland Dental Medical Office Portfolio - 2222 Highway 540A East
16.102	UBS AG	Heartland Dental Medical Office Portfolio - 1055 Pine Log Road
16.103	UBS AG	Heartland Dental Medical Office Portfolio - 4315 North Holland Sylvania Road
16.104	UBS AG	Heartland Dental Medical Office Portfolio - 21300 Town Commons Drive
16.105	UBS AG	Heartland Dental Medical Office Portfolio - 1905 Convenience Place
16.106	UBS AG	Heartland Dental Medical Office Portfolio - 3308 Platt Springs Road
16.107	UBS AG	Heartland Dental Medical Office Portfolio - 132 Milestone Way
16.108	UBS AG	Heartland Dental Medical Office Portfolio - 1429 Chester Boulevard
16.109	UBS AG	Heartland Dental Medical Office Portfolio - 1339 North Sumter Boulevard
16.110	UBS AG	Heartland Dental Medical Office Portfolio - 1536 Farm to Market 359 Road
16.111	UBS AG	Heartland Dental Medical Office Portfolio - 3585 North 168th Court
16.112	UBS AG	Heartland Dental Medical Office Portfolio - 1980 U.S. Highway 1 South
16.113	UBS AG	Heartland Dental Medical Office Portfolio - 13328 Metcalf Avenue
16.114	UBS AG	Heartland Dental Medical Office Portfolio - 826 West Lincoln Avenue
16.115	UBS AG	Heartland Dental Medical Office Portfolio - 1515 West 45th Avenue
16.116	UBS AG	Heartland Dental Medical Office Portfolio - 1012 Mill Pond Lane
16.117	UBS AG	Heartland Dental Medical Office Portfolio - 621 Chatham Avenue
16.118	UBS AG	Heartland Dental Medical Office Portfolio - 24940 South Tamiami Trail
16.119	UBS AG	Heartland Dental Medical Office Portfolio - 609 Front Street
16.120	UBS AG	Heartland Dental Medical Office Portfolio - 6190 LBJ Freeway
16.121	UBS AG	Heartland Dental Medical Office Portfolio - 3417 Schofield Avenue
16.122	UBS AG	Heartland Dental Medical Office Portfolio - 330 Park Place
16.123	UBS AG	Heartland Dental Medical Office Portfolio - 1490 North Green Mount Road
16.124	UBS AG	Heartland Dental Medical Office Portfolio - 213 Main Street
16.125	UBS AG	Heartland Dental Medical Office Portfolio - 11119 Hearth Road
16.126	UBS AG	Heartland Dental Medical Office Portfolio - 2362 West Boulevard Street
16.127	UBS AG	Heartland Dental Medical Office Portfolio - 2812 East Main Street
16.128	UBS AG	Heartland Dental Medical Office Portfolio - 1202 South Broad Street
16.129	UBS AG	Heartland Dental Medical Office Portfolio - 8790 Walnut Grove Road
16.130	UBS AG	Heartland Dental Medical Office Portfolio - 10708 East State Road 64
16.131	UBS AG	Heartland Dental Medical Office Portfolio - 2184 FM 3009
16.132	UBS AG	Heartland Dental Medical Office Portfolio - 2210 Boiling Springs Road
16.133	UBS AG	Heartland Dental Medical Office Portfolio - 3105 Kirby Whitten Road
16.134	UBS AG	Heartland Dental Medical Office Portfolio - 716 32nd Street South
16.135	UBS AG	Heartland Dental Medical Office Portfolio - 1010 West U.S. Route 6
16.136	UBS AG	Heartland Dental Medical Office Portfolio - 935 West Exchange Parkway
16.137	UBS AG	Heartland Dental Medical Office Portfolio - 3608 Jeffco Boulevard
16.138	UBS AG	Heartland Dental Medical Office Portfolio - 998 Williford Court
16.139	UBS AG	Heartland Dental Medical Office Portfolio - 4405 Highway 17
16.140	UBS AG	Heartland Dental Medical Office Portfolio - 3003 Twin Rivers Drive
16.141	UBS AG	Heartland Dental Medical Office Portfolio - 12260 Tamiami Trail East
16.142	UBS AG	Heartland Dental Medical Office Portfolio - 1405 South 25th Street
16.143	UBS AG	Heartland Dental Medical Office Portfolio - 12605 Troxler Avenue
16.144	UBS AG	Heartland Dental Medical Office Portfolio - 122 Stone Trace Drive
16.145	UBS AG	Heartland Dental Medical Office Portfolio - 4455 Florida National Drive
16.146	UBS AG	Heartland Dental Medical Office Portfolio - 3645 North Council Road
16.147	UBS AG	Heartland Dental Medical Office Portfolio - 9305 Market Square Drive
16.148	UBS AG	Heartland Dental Medical Office Portfolio - 3420 Bayside Lakes Boulevard Southeast
16.149	UBS AG	Heartland Dental Medical Office Portfolio - 309 West Ogden Avenue
16.150	UBS AG	Heartland Dental Medical Office Portfolio - 456 University Boulevard North
16.151	UBS AG	Heartland Dental Medical Office Portfolio - 1316 McMillan Street
16.152	UBS AG	Heartland Dental Medical Office Portfolio - 6233 Veterans Parkway
16.153	UBS AG	Heartland Dental Medical Office Portfolio - 116 Calumet Center Road
16.154	UBS AG	Heartland Dental Medical Office Portfolio - 828 South Main Street
16.155	UBS AG	Heartland Dental Medical Office Portfolio - 7200 Red Hawk Court
16.156	UBS AG	Heartland Dental Medical Office Portfolio - 303 Ashby Park Lane
16.157	UBS AG	Heartland Dental Medical Office Portfolio - 3106 Professional Plaza
16.158	UBS AG	Heartland Dental Medical Office Portfolio - 1950 Chesley Drive

EXH. A-11

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Loan Amortization Type	Monthly P&I Payment ($)	Interest Accrual Basis	Mortgage Rate	Administrative Fee Rate	Net Mortgage Rate
16.159	UBS AG	Heartland Dental Medical Office Portfolio - 104 South Houston Road
16.160	UBS AG	Heartland Dental Medical Office Portfolio - 103 East Tatum Avenue
16.161	UBS AG	Heartland Dental Medical Office Portfolio - 165 Juniper Circle
16.162	UBS AG	Heartland Dental Medical Office Portfolio - 135 East Broadway Street
16.163	UBS AG	Heartland Dental Medical Office Portfolio - 9360 Two Notch Road
16.164	UBS AG	Heartland Dental Medical Office Portfolio - 12988 Georgia Highway 9
16.165	UBS AG	Heartland Dental Medical Office Portfolio - 5 Jannell Court
16.166	UBS AG	Heartland Dental Medical Office Portfolio - 1617 East Main Street
16.167	UBS AG	Heartland Dental Medical Office Portfolio - 2116 Vista Oeste North West, Unit 202
16.168	UBS AG	Heartland Dental Medical Office Portfolio - 50 South Kyrene Road, Suite 5
16.169	UBS AG	Heartland Dental Medical Office Portfolio - 101 Rice Bent Way Suite 4
17	UBS AG	InnVite Hospitality Portfolio	Amortizing Balloon	138,548.37	Actual/360	5.5700000%	0.0148700%	5.5551300%
17.01	UBS AG	Hampton Inn Sidney
17.02	UBS AG	Best Western Plus Dayton Northwest
17.03	UBS AG	Best Western Plus Dayton South
17.04	UBS AG	Quality Inn & Suites South/Obetz
17.05	UBS AG	Super 8 Zanesville
19	UBS AG	Marketplace at Smyrna	Interest-only, Amortizing Balloon	111,449.94	Actual/360	5.0900000%	0.0148700%	5.0751300%
22	UBS AG	Houport Mixed Use Portfolio	Amortizing Balloon	90,094.33	Actual/360	5.1500000%	0.0148700%	5.1351300%
22.01	UBS AG	Katy
22.02	UBS AG	Westway
22.03	UBS AG	Pineway
44	UBS AG	Fairfield Inn & Suites - Colorado Springs North	Amortizing Balloon	39,092.38	Actual/360	5.1000000%	0.0148700%	5.0851300%
46	UBS AG	Confluence Portfolio	Amortizing Balloon	38,786.48	Actual/360	5.7450000%	0.0723700%	5.6726300%
46.01	UBS AG	Ashley Chase Apartments
46.02	UBS AG	South Guignard Apartments (Lift Homes)
46.03	UBS AG	Cambridge Court Apartments
48	UBS AG	Holiday Inn Express & Suites Woodward	Amortizing Balloon	37,013.85	Actual/360	5.5470000%	0.0148700%	5.5321300%
49	UBS AG	Oak Meadows & Brookview Place	Amortizing Balloon	29,989.70	Actual/360	4.6000000%	0.0623700%	4.5376300%
49.01	UBS AG	Brookview Place
49.02	UBS AG	Oak Meadows
61	UBS AG	Walgreens Houma	Interest-only, Balloon	15,790.10	Actual/360	5.2500000%	0.0148700%	5.2351300%
63	UBS AG	Gallatin Manor	Interest-only, Balloon	14,233.33	Actual/360	5.2500000%	0.0148700%	5.2351300%

EXH. A-12

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Payment Due Date	Stated Maturity Date or Anticipated Repayment Date	ARD Loan Maturity Date	ARD Mortgage Rate After Anticipated Repayment Date	Original Term to Maturity or ARD (Mos.)	Remaining Term to Maturity or ARD (Mos.)	Amortization Term (Original) (Mos.)
8	UBS AG	The Colonnade Office Complex	6	2/6/2024	NAP	NAP	60	57	IO
10	UBS AG	Great Value Storage Portfolio	6	12/6/2023	NAP	NAP	60	55	IO
10.01	UBS AG	GVS - 6250 Westward Lane
10.02	UBS AG	GVS - 1223, 1235, 1431, 1441, 1451, 1491, 1527, 1543 & 1559 North Nellis Boulevard
10.03	UBS AG	GVS - 9530 Skillman Street
10.04	UBS AG	GVS - 4311 Samuell Boulevard
10.05	UBS AG	GVS - 9010 Emmett F Lowry Expressway
10.06	UBS AG	GVS - 9984 South Old State Road
10.07	UBS AG	GVS - 10640 Hempstead Road
10.08	UBS AG	GVS - 7273 Kearney Street and 6345 East 78th Avenue
10.09	UBS AG	GVS - 4641 Production Drive
10.10	UBS AG	GVS - 920 Highway 80 East
10.11	UBS AG	GVS - 2202 North Market Street
10.12	UBS AG	GVS - 111 North Layfair Drive
10.13	UBS AG	GVS - 435 Congress Park Drive
10.14	UBS AG	GVS - 765 South Street
10.15	UBS AG	GVS - 410 Gulf Freeway
10.16	UBS AG	GVS - 5199 Westerville Road
10.17	UBS AG	GVS - 2502 Bay Street
10.18	UBS AG	GVS - 1710 North Cunningham Avenue
10.19	UBS AG	GVS - 7821 Taylor Road
10.20	UBS AG	GVS - 9600 Marion Ridge
10.21	UBS AG	GVS - 4901 South Freeway
10.22	UBS AG	GVS - 15300 Kuykendahl Road
10.23	UBS AG	GVS - 9951 Harwin Road
10.24	UBS AG	GVS - 2033 Oak Grove Road
10.25	UBS AG	GVS - 11702 Beechnut Street
10.26	UBS AG	GVS - 13825 FM 306
10.27	UBS AG	GVS - 5550 Antoine Drive
10.28	UBS AG	GVS - 580 East Dublin Granville Road
10.29	UBS AG	GVS - 7986 Southern Boulevard
10.30	UBS AG	GVS - 1330 Georgesville Road
10.31	UBS AG	GVS - 123 South Meridian Road
10.32	UBS AG	GVS - 3380 North Post Road
10.33	UBS AG	GVS - 2150 Wirt Road
10.34	UBS AG	GVS - 5301 Tamarack Circle East
10.35	UBS AG	GVS - 443 Laredo Street
10.36	UBS AG	GVS - 1661 and 1670 West Government Street
10.37	UBS AG	GVS - 8450 Cook Road
10.38	UBS AG	GVS - 613 North Freeway
10.39	UBS AG	GVS - 10601 West Fairmont Parkway
10.40	UBS AG	GVS - 7200 Tussing Road
10.41	UBS AG	GVS - 14318 Highway 249
10.42	UBS AG	GVS - 1910 25th Avenue North
10.43	UBS AG	GVS - 8501 North Springboro Pike
10.44	UBS AG	GVS - 4145 State Route 741
10.45	UBS AG	GVS - 1961 Covington Pike
10.46	UBS AG	GVS - 3785 Shiloh Springs Road
10.47	UBS AG	GVS - 1585 Lexington Avenue
10.48	UBS AG	GVS - 1594 Route 9G
10.49	UBS AG	GVS - 8320 Alabonson Road
10.50	UBS AG	GVS - 10013 FM 620
10.51	UBS AG	GVS - 426 North Smithville Road
10.52	UBS AG	GVS - 60 Westpark Road
10.53	UBS AG	GVS - 2407 South U.S. Highway 183
10.54	UBS AG	GVS - 5811 North Houston Rosslyn Road
10.55	UBS AG	GVS - 3412 Garth Road
10.56	UBS AG	GVS - 941 Fairmont Parkway
10.57	UBS AG	GVS - 632 Timkin Road
10.58	UBS AG	GVS - 8801 Boone Road
10.59	UBS AG	GVS - 3951 Highway 78
10.60	UBS AG	GVS - 16905 Indian Chief Drive
10.61	UBS AG	GVS - 16530 West Hardy Road
10.62	UBS AG	GVS - 4806 Marie Lane
10.63	UBS AG	GVS - 1151 East Expressway 83
10.64	UBS AG	GVS - 7116 South IH-35 Frontage Road
11	UBS AG	The Block Northway	6	3/6/2029	NAP	NAP	120	118	360
12	UBS AG	Wolverine Portfolio	6	4/6/2029	NAP	NAP	120	119	360
12.01	UBS AG	Apple Tree Estates
12.02	UBS AG	South Lyon
12.03	UBS AG	Metro Commons
12.04	UBS AG	Brighton Village
12.05	UBS AG	College Heights
12.06	UBS AG	Hillcrest
12.07	UBS AG	Royal Village
12.08	UBS AG	Fernwood
12.09	UBS AG	Satellite Bay
12.10	UBS AG	Chalet Village
16	UBS AG	Heartland Dental Medical Office Portfolio	6	11/6/2028	NAP	NAP	120	114	360

EXH. A-13

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Payment Due Date	Stated Maturity Date or Anticipated Repayment Date	ARD Loan Maturity Date	ARD Mortgage Rate After Anticipated Repayment Date	Original Term to Maturity or ARD (Mos.)	Remaining Term to Maturity or ARD (Mos.)	Amortization Term (Original) (Mos.)
16.001	UBS AG	Heartland Dental Medical Office Portfolio - 1200 Network Centre Drive
16.002	UBS AG	Heartland Dental Medical Office Portfolio - 9150 North East Barry Road
16.003	UBS AG	Heartland Dental Medical Office Portfolio - 11925 Jones Bridge Road
16.004	UBS AG	Heartland Dental Medical Office Portfolio - 200 Brevco Plaza
16.005	UBS AG	Heartland Dental Medical Office Portfolio - 1760 West Virginia Street
16.006	UBS AG	Heartland Dental Medical Office Portfolio - 117 St. Patrick’s Drive
16.007	UBS AG	Heartland Dental Medical Office Portfolio - 1647 County Road 220
16.008	UBS AG	Heartland Dental Medical Office Portfolio - 3500 East Highway 377
16.009	UBS AG	Heartland Dental Medical Office Portfolio - 4112 North Belt Highway
16.010	UBS AG	Heartland Dental Medical Office Portfolio - 3009 Winghaven Boulevard
16.011	UBS AG	Heartland Dental Medical Office Portfolio - 2202 Althoff Drive
16.012	UBS AG	Heartland Dental Medical Office Portfolio - 3820 Wabash Avenue
16.013	UBS AG	Heartland Dental Medical Office Portfolio - 561 East Lincoln Highway
16.014	UBS AG	Heartland Dental Medical Office Portfolio - 508 South 52nd Street
16.015	UBS AG	Heartland Dental Medical Office Portfolio - 1025 Ashley Street
16.016	UBS AG	Heartland Dental Medical Office Portfolio - 440 Erie Parkway
16.017	UBS AG	Heartland Dental Medical Office Portfolio - 1381 Citrus Tower Boulevard
16.018	UBS AG	Heartland Dental Medical Office Portfolio - 1751 Pleasant Road
16.019	UBS AG	Heartland Dental Medical Office Portfolio - 9625 Lake Nona Village Place
16.020	UBS AG	Heartland Dental Medical Office Portfolio - 615 Saint James Avenue
16.021	UBS AG	Heartland Dental Medical Office Portfolio - 13816 Narcoossee Road
16.022	UBS AG	Heartland Dental Medical Office Portfolio - 1695 Wells Road
16.023	UBS AG	Heartland Dental Medical Office Portfolio - 4355 Suwanee Dam Road
16.024	UBS AG	Heartland Dental Medical Office Portfolio - 7310 North Villa Drive
16.025	UBS AG	Heartland Dental Medical Office Portfolio - 299A Indian Lake Boulevard
16.026	UBS AG	Heartland Dental Medical Office Portfolio - 2455 East Main Street
16.027	UBS AG	Heartland Dental Medical Office Portfolio - 630 East Markey Parkway
16.028	UBS AG	Heartland Dental Medical Office Portfolio - 1613 East Pflugerville Parkway
16.029	UBS AG	Heartland Dental Medical Office Portfolio - 782 Belle Terre Parkway
16.030	UBS AG	Heartland Dental Medical Office Portfolio - 11890 Highway 707
16.031	UBS AG	Heartland Dental Medical Office Portfolio - 7551 Osceola Polk Line Road
16.032	UBS AG	Heartland Dental Medical Office Portfolio - 100 Piper Hill Drive
16.033	UBS AG	Heartland Dental Medical Office Portfolio - 8624 Lee Vista Boulevard
16.034	UBS AG	Heartland Dental Medical Office Portfolio - 149 Tuscan Way
16.035	UBS AG	Heartland Dental Medical Office Portfolio - 2740 Prairie Crossing Drive
16.036	UBS AG	Heartland Dental Medical Office Portfolio - 2066 Bruce B. Downs Boulevard
16.037	UBS AG	Heartland Dental Medical Office Portfolio - 209 Latitude Lane
16.038	UBS AG	Heartland Dental Medical Office Portfolio - 4608 South West College Road
16.039	UBS AG	Heartland Dental Medical Office Portfolio - 1315 Bell Road
16.040	UBS AG	Heartland Dental Medical Office Portfolio - 4237 U.S. Highway 1 South
16.041	UBS AG	Heartland Dental Medical Office Portfolio - 1521 East Debbie Lane
16.042	UBS AG	Heartland Dental Medical Office Portfolio - 3152 South Broadway
16.043	UBS AG	Heartland Dental Medical Office Portfolio - 8701 South Garnett Road
16.044	UBS AG	Heartland Dental Medical Office Portfolio - 450 South Weber Road
16.045	UBS AG	Heartland Dental Medical Office Portfolio - 840 Nissan Drive
16.046	UBS AG	Heartland Dental Medical Office Portfolio - 12222 Route 47
16.047	UBS AG	Heartland Dental Medical Office Portfolio - 3415 Livernois Road
16.048	UBS AG	Heartland Dental Medical Office Portfolio - 5309 Buffalo Gap Road
16.049	UBS AG	Heartland Dental Medical Office Portfolio - 8190 Windfall Lane
16.050	UBS AG	Heartland Dental Medical Office Portfolio - 2620 East Highway 50
16.051	UBS AG	Heartland Dental Medical Office Portfolio - 10670 Southwest Tradition Square
16.052	UBS AG	Heartland Dental Medical Office Portfolio - 4939 Courthouse Street
16.053	UBS AG	Heartland Dental Medical Office Portfolio - 2301 Old Canoe Creek Road
16.054	UBS AG	Heartland Dental Medical Office Portfolio - 507 North Hershey Road
16.055	UBS AG	Heartland Dental Medical Office Portfolio - 242 Southwoods Center
16.056	UBS AG	Heartland Dental Medical Office Portfolio - 3016 Columbia Avenue
16.057	UBS AG	Heartland Dental Medical Office Portfolio - 4120 North 197th Avenue
16.058	UBS AG	Heartland Dental Medical Office Portfolio - 13794 Beach Boulevard
16.059	UBS AG	Heartland Dental Medical Office Portfolio - 3037 Southwest Port St. Lucie Boulevard
16.060	UBS AG	Heartland Dental Medical Office Portfolio - 1840 Dekalb Avenue
16.061	UBS AG	Heartland Dental Medical Office Portfolio - 9100 Highway 119
16.062	UBS AG	Heartland Dental Medical Office Portfolio - 42 Market Square Road
16.063	UBS AG	Heartland Dental Medical Office Portfolio - 2707 Sycamore Road
16.064	UBS AG	Heartland Dental Medical Office Portfolio - 2014 Lime Kiln Road
16.065	UBS AG	Heartland Dental Medical Office Portfolio - 103 Farabee Drive North
16.066	UBS AG	Heartland Dental Medical Office Portfolio - 4999 North Tanner Road
16.067	UBS AG	Heartland Dental Medical Office Portfolio - 674 Lake Joy Road
16.068	UBS AG	Heartland Dental Medical Office Portfolio - 1828 IN-44
16.069	UBS AG	Heartland Dental Medical Office Portfolio - 2950 South Rutherford Boulevard
16.070	UBS AG	Heartland Dental Medical Office Portfolio - 545 East Hunt Highway
16.071	UBS AG	Heartland Dental Medical Office Portfolio - 17810 Pierce Plaza
16.072	UBS AG	Heartland Dental Medical Office Portfolio - 5445 South Williamson Boulevard
16.073	UBS AG	Heartland Dental Medical Office Portfolio - 780 East-West Connector South West
16.074	UBS AG	Heartland Dental Medical Office Portfolio - 16620 West 159th Street
16.075	UBS AG	Heartland Dental Medical Office Portfolio - 13851 North US Highway 441
16.076	UBS AG	Heartland Dental Medical Office Portfolio - 3120 Mahan Drive
16.077	UBS AG	Heartland Dental Medical Office Portfolio - 2000 Veterans Memorial Parkway South
16.078	UBS AG	Heartland Dental Medical Office Portfolio - 1402 U.S. Route 12
16.079	UBS AG	Heartland Dental Medical Office Portfolio - 1776 Blanding Boulevard

EXH. A-14

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Payment Due Date	Stated Maturity Date or Anticipated Repayment Date	ARD Loan Maturity Date	ARD Mortgage Rate After Anticipated Repayment Date	Original Term to Maturity or ARD (Mos.)	Remaining Term to Maturity or ARD (Mos.)	Amortization Term (Original) (Mos.)
16.080	UBS AG	Heartland Dental Medical Office Portfolio - 3012 Anchor Drive
16.081	UBS AG	Heartland Dental Medical Office Portfolio - 1715 West Main Street
16.082	UBS AG	Heartland Dental Medical Office Portfolio - 10389 Big Bend Road
16.083	UBS AG	Heartland Dental Medical Office Portfolio - 7103 Whitestown Parkway
16.084	UBS AG	Heartland Dental Medical Office Portfolio - 2751 Fountain Place
16.085	UBS AG	Heartland Dental Medical Office Portfolio - 2030 Crossing Circle
16.086	UBS AG	Heartland Dental Medical Office Portfolio - 13101 East 96th Street North
16.087	UBS AG	Heartland Dental Medical Office Portfolio - 692 Essington Road
16.088	UBS AG	Heartland Dental Medical Office Portfolio - 240 Blossom Park Drive
16.089	UBS AG	Heartland Dental Medical Office Portfolio - 6005 Watson Boulevard
16.090	UBS AG	Heartland Dental Medical Office Portfolio - 3237 Sixes Road
16.091	UBS AG	Heartland Dental Medical Office Portfolio - 4030 Winder Highway
16.092	UBS AG	Heartland Dental Medical Office Portfolio - 8605 East State Road 70
16.093	UBS AG	Heartland Dental Medical Office Portfolio - 540 West Walnut Street
16.094	UBS AG	Heartland Dental Medical Office Portfolio - 5630 Plank Road
16.095	UBS AG	Heartland Dental Medical Office Portfolio - 10505 Lima Road
16.096	UBS AG	Heartland Dental Medical Office Portfolio - 7485 Vanderbilt Beach Boulevard
16.097	UBS AG	Heartland Dental Medical Office Portfolio - 2701 South Koke Mill Road
16.098	UBS AG	Heartland Dental Medical Office Portfolio - 22329 Greenview Parkway
16.099	UBS AG	Heartland Dental Medical Office Portfolio - 25000 Bernwood Drive
16.100	UBS AG	Heartland Dental Medical Office Portfolio - 3500 Clemson Boulevard
16.101	UBS AG	Heartland Dental Medical Office Portfolio - 2222 Highway 540A East
16.102	UBS AG	Heartland Dental Medical Office Portfolio - 1055 Pine Log Road
16.103	UBS AG	Heartland Dental Medical Office Portfolio - 4315 North Holland Sylvania Road
16.104	UBS AG	Heartland Dental Medical Office Portfolio - 21300 Town Commons Drive
16.105	UBS AG	Heartland Dental Medical Office Portfolio - 1905 Convenience Place
16.106	UBS AG	Heartland Dental Medical Office Portfolio - 3308 Platt Springs Road
16.107	UBS AG	Heartland Dental Medical Office Portfolio - 132 Milestone Way
16.108	UBS AG	Heartland Dental Medical Office Portfolio - 1429 Chester Boulevard
16.109	UBS AG	Heartland Dental Medical Office Portfolio - 1339 North Sumter Boulevard
16.110	UBS AG	Heartland Dental Medical Office Portfolio - 1536 Farm to Market 359 Road
16.111	UBS AG	Heartland Dental Medical Office Portfolio - 3585 North 168th Court
16.112	UBS AG	Heartland Dental Medical Office Portfolio - 1980 U.S. Highway 1 South
16.113	UBS AG	Heartland Dental Medical Office Portfolio - 13328 Metcalf Avenue
16.114	UBS AG	Heartland Dental Medical Office Portfolio - 826 West Lincoln Avenue
16.115	UBS AG	Heartland Dental Medical Office Portfolio - 1515 West 45th Avenue
16.116	UBS AG	Heartland Dental Medical Office Portfolio - 1012 Mill Pond Lane
16.117	UBS AG	Heartland Dental Medical Office Portfolio - 621 Chatham Avenue
16.118	UBS AG	Heartland Dental Medical Office Portfolio - 24940 South Tamiami Trail
16.119	UBS AG	Heartland Dental Medical Office Portfolio - 609 Front Street
16.120	UBS AG	Heartland Dental Medical Office Portfolio - 6190 LBJ Freeway
16.121	UBS AG	Heartland Dental Medical Office Portfolio - 3417 Schofield Avenue
16.122	UBS AG	Heartland Dental Medical Office Portfolio - 330 Park Place
16.123	UBS AG	Heartland Dental Medical Office Portfolio - 1490 North Green Mount Road
16.124	UBS AG	Heartland Dental Medical Office Portfolio - 213 Main Street
16.125	UBS AG	Heartland Dental Medical Office Portfolio - 11119 Hearth Road
16.126	UBS AG	Heartland Dental Medical Office Portfolio - 2362 West Boulevard Street
16.127	UBS AG	Heartland Dental Medical Office Portfolio - 2812 East Main Street
16.128	UBS AG	Heartland Dental Medical Office Portfolio - 1202 South Broad Street
16.129	UBS AG	Heartland Dental Medical Office Portfolio - 8790 Walnut Grove Road
16.130	UBS AG	Heartland Dental Medical Office Portfolio - 10708 East State Road 64
16.131	UBS AG	Heartland Dental Medical Office Portfolio - 2184 FM 3009
16.132	UBS AG	Heartland Dental Medical Office Portfolio - 2210 Boiling Springs Road
16.133	UBS AG	Heartland Dental Medical Office Portfolio - 3105 Kirby Whitten Road
16.134	UBS AG	Heartland Dental Medical Office Portfolio - 716 32nd Street South
16.135	UBS AG	Heartland Dental Medical Office Portfolio - 1010 West U.S. Route 6
16.136	UBS AG	Heartland Dental Medical Office Portfolio - 935 West Exchange Parkway
16.137	UBS AG	Heartland Dental Medical Office Portfolio - 3608 Jeffco Boulevard
16.138	UBS AG	Heartland Dental Medical Office Portfolio - 998 Williford Court
16.139	UBS AG	Heartland Dental Medical Office Portfolio - 4405 Highway 17
16.140	UBS AG	Heartland Dental Medical Office Portfolio - 3003 Twin Rivers Drive
16.141	UBS AG	Heartland Dental Medical Office Portfolio - 12260 Tamiami Trail East
16.142	UBS AG	Heartland Dental Medical Office Portfolio - 1405 South 25th Street
16.143	UBS AG	Heartland Dental Medical Office Portfolio - 12605 Troxler Avenue
16.144	UBS AG	Heartland Dental Medical Office Portfolio - 122 Stone Trace Drive
16.145	UBS AG	Heartland Dental Medical Office Portfolio - 4455 Florida National Drive
16.146	UBS AG	Heartland Dental Medical Office Portfolio - 3645 North Council Road
16.147	UBS AG	Heartland Dental Medical Office Portfolio - 9305 Market Square Drive
16.148	UBS AG	Heartland Dental Medical Office Portfolio - 3420 Bayside Lakes Boulevard Southeast
16.149	UBS AG	Heartland Dental Medical Office Portfolio - 309 West Ogden Avenue
16.150	UBS AG	Heartland Dental Medical Office Portfolio - 456 University Boulevard North
16.151	UBS AG	Heartland Dental Medical Office Portfolio - 1316 McMillan Street
16.152	UBS AG	Heartland Dental Medical Office Portfolio - 6233 Veterans Parkway
16.153	UBS AG	Heartland Dental Medical Office Portfolio - 116 Calumet Center Road
16.154	UBS AG	Heartland Dental Medical Office Portfolio - 828 South Main Street
16.155	UBS AG	Heartland Dental Medical Office Portfolio - 7200 Red Hawk Court
16.156	UBS AG	Heartland Dental Medical Office Portfolio - 303 Ashby Park Lane
16.157	UBS AG	Heartland Dental Medical Office Portfolio - 3106 Professional Plaza
16.158	UBS AG	Heartland Dental Medical Office Portfolio - 1950 Chesley Drive

EXH. A-15

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Payment Due Date	Stated Maturity Date or Anticipated Repayment Date	ARD Loan Maturity Date	ARD Mortgage Rate After Anticipated Repayment Date	Original Term to Maturity or ARD (Mos.)	Remaining Term to Maturity or ARD (Mos.)	Amortization Term (Original) (Mos.)
16.159	UBS AG	Heartland Dental Medical Office Portfolio - 104 South Houston Road
16.160	UBS AG	Heartland Dental Medical Office Portfolio - 103 East Tatum Avenue
16.161	UBS AG	Heartland Dental Medical Office Portfolio - 165 Juniper Circle
16.162	UBS AG	Heartland Dental Medical Office Portfolio - 135 East Broadway Street
16.163	UBS AG	Heartland Dental Medical Office Portfolio - 9360 Two Notch Road
16.164	UBS AG	Heartland Dental Medical Office Portfolio - 12988 Georgia Highway 9
16.165	UBS AG	Heartland Dental Medical Office Portfolio - 5 Jannell Court
16.166	UBS AG	Heartland Dental Medical Office Portfolio - 1617 East Main Street
16.167	UBS AG	Heartland Dental Medical Office Portfolio - 2116 Vista Oeste North West, Unit 202
16.168	UBS AG	Heartland Dental Medical Office Portfolio - 50 South Kyrene Road, Suite 5
16.169	UBS AG	Heartland Dental Medical Office Portfolio - 101 Rice Bent Way Suite 4
17	UBS AG	InnVite Hospitality Portfolio	6	4/6/2029	NAP	NAP	120	119	270
17.01	UBS AG	Hampton Inn Sidney
17.02	UBS AG	Best Western Plus Dayton Northwest
17.03	UBS AG	Best Western Plus Dayton South
17.04	UBS AG	Quality Inn & Suites South/Obetz
17.05	UBS AG	Super 8 Zanesville
19	UBS AG	Marketplace at Smyrna	6	1/6/2029	NAP	NAP	120	116	360
22	UBS AG	Houport Mixed Use Portfolio	6	4/6/2029	NAP	NAP	120	119	360
22.01	UBS AG	Katy
22.02	UBS AG	Westway
22.03	UBS AG	Pineway
44	UBS AG	Fairfield Inn & Suites - Colorado Springs North	6	4/6/2029	NAP	NAP	120	119	360
46	UBS AG	Confluence Portfolio	6	4/6/2029	NAP	NAP	120	119	360
46.01	UBS AG	Ashley Chase Apartments
46.02	UBS AG	South Guignard Apartments (Lift Homes)
46.03	UBS AG	Cambridge Court Apartments
48	UBS AG	Holiday Inn Express & Suites Woodward	6	4/6/2029	NAP	NAP	120	119	300
49	UBS AG	Oak Meadows & Brookview Place	6	4/6/2029	NAP	NAP	120	119	360
49.01	UBS AG	Brookview Place
49.02	UBS AG	Oak Meadows
61	UBS AG	Walgreens Houma	6	2/6/2026	NAP	NAP	82	81	IO
63	UBS AG	Gallatin Manor	6	4/6/2029	NAP	NAP	120	119	IO

EXH. A-16

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Amortization Term (Remaining) (Mos.)	Cross Collateralized and Cross Defaulted Loan Flag	Prepayment Provisions	Ownership Interest	Grace Period Late (Days)
8	UBS AG	The Colonnade Office Complex	IO	NAP	L(27),D(28),O(5)	Fee	0
10	UBS AG	Great Value Storage Portfolio	IO	NAP	L(29),D(24),O(7)	Fee	5
10.01	UBS AG	GVS - 6250 Westward Lane
10.02	UBS AG	GVS - 1223, 1235, 1431, 1441, 1451, 1491, 1527, 1543 & 1559 North Nellis Boulevard
10.03	UBS AG	GVS - 9530 Skillman Street
10.04	UBS AG	GVS - 4311 Samuell Boulevard
10.05	UBS AG	GVS - 9010 Emmett F Lowry Expressway
10.06	UBS AG	GVS - 9984 South Old State Road
10.07	UBS AG	GVS - 10640 Hempstead Road
10.08	UBS AG	GVS - 7273 Kearney Street and 6345 East 78th Avenue
10.09	UBS AG	GVS - 4641 Production Drive
10.10	UBS AG	GVS - 920 Highway 80 East
10.11	UBS AG	GVS - 2202 North Market Street
10.12	UBS AG	GVS - 111 North Layfair Drive
10.13	UBS AG	GVS - 435 Congress Park Drive
10.14	UBS AG	GVS - 765 South Street
10.15	UBS AG	GVS - 410 Gulf Freeway
10.16	UBS AG	GVS - 5199 Westerville Road
10.17	UBS AG	GVS - 2502 Bay Street
10.18	UBS AG	GVS - 1710 North Cunningham Avenue
10.19	UBS AG	GVS - 7821 Taylor Road
10.20	UBS AG	GVS - 9600 Marion Ridge
10.21	UBS AG	GVS - 4901 South Freeway
10.22	UBS AG	GVS - 15300 Kuykendahl Road
10.23	UBS AG	GVS - 9951 Harwin Road
10.24	UBS AG	GVS - 2033 Oak Grove Road
10.25	UBS AG	GVS - 11702 Beechnut Street
10.26	UBS AG	GVS - 13825 FM 306
10.27	UBS AG	GVS - 5550 Antoine Drive
10.28	UBS AG	GVS - 580 East Dublin Granville Road
10.29	UBS AG	GVS - 7986 Southern Boulevard
10.30	UBS AG	GVS - 1330 Georgesville Road
10.31	UBS AG	GVS - 123 South Meridian Road
10.32	UBS AG	GVS - 3380 North Post Road
10.33	UBS AG	GVS - 2150 Wirt Road
10.34	UBS AG	GVS - 5301 Tamarack Circle East
10.35	UBS AG	GVS - 443 Laredo Street
10.36	UBS AG	GVS - 1661 and 1670 West Government Street
10.37	UBS AG	GVS - 8450 Cook Road
10.38	UBS AG	GVS - 613 North Freeway
10.39	UBS AG	GVS - 10601 West Fairmont Parkway
10.40	UBS AG	GVS - 7200 Tussing Road
10.41	UBS AG	GVS - 14318 Highway 249
10.42	UBS AG	GVS - 1910 25th Avenue North
10.43	UBS AG	GVS - 8501 North Springboro Pike
10.44	UBS AG	GVS - 4145 State Route 741
10.45	UBS AG	GVS - 1961 Covington Pike
10.46	UBS AG	GVS - 3785 Shiloh Springs Road
10.47	UBS AG	GVS - 1585 Lexington Avenue
10.48	UBS AG	GVS - 1594 Route 9G
10.49	UBS AG	GVS - 8320 Alabonson Road
10.50	UBS AG	GVS - 10013 FM 620
10.51	UBS AG	GVS - 426 North Smithville Road
10.52	UBS AG	GVS - 60 Westpark Road
10.53	UBS AG	GVS - 2407 South U.S. Highway 183
10.54	UBS AG	GVS - 5811 North Houston Rosslyn Road
10.55	UBS AG	GVS - 3412 Garth Road
10.56	UBS AG	GVS - 941 Fairmont Parkway
10.57	UBS AG	GVS - 632 Timkin Road
10.58	UBS AG	GVS - 8801 Boone Road
10.59	UBS AG	GVS - 3951 Highway 78
10.60	UBS AG	GVS - 16905 Indian Chief Drive
10.61	UBS AG	GVS - 16530 West Hardy Road
10.62	UBS AG	GVS - 4806 Marie Lane
10.63	UBS AG	GVS - 1151 East Expressway 83
10.64	UBS AG	GVS - 7116 South IH-35 Frontage Road
11	UBS AG	The Block Northway	360	NAP	L(26),D(90),O(4)	Fee	0
12	UBS AG	Wolverine Portfolio	360	NAP	L(25),D(91),O(4)	Fee	0
12.01	UBS AG	Apple Tree Estates
12.02	UBS AG	South Lyon
12.03	UBS AG	Metro Commons
12.04	UBS AG	Brighton Village
12.05	UBS AG	College Heights
12.06	UBS AG	Hillcrest
12.07	UBS AG	Royal Village
12.08	UBS AG	Fernwood
12.09	UBS AG	Satellite Bay
12.10	UBS AG	Chalet Village
16	UBS AG	Heartland Dental Medical Office Portfolio	354	NAP	L(12),GRTR 1% or YM(104),O(4)	Fee	0

EXH. A-17

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Amortization Term (Remaining) (Mos.)	Cross Collateralized and Cross Defaulted Loan Flag	Prepayment Provisions	Ownership Interest	Grace Period Late (Days)
16.001	UBS AG	Heartland Dental Medical Office Portfolio - 1200 Network Centre Drive
16.002	UBS AG	Heartland Dental Medical Office Portfolio - 9150 North East Barry Road
16.003	UBS AG	Heartland Dental Medical Office Portfolio - 11925 Jones Bridge Road
16.004	UBS AG	Heartland Dental Medical Office Portfolio - 200 Brevco Plaza
16.005	UBS AG	Heartland Dental Medical Office Portfolio - 1760 West Virginia Street
16.006	UBS AG	Heartland Dental Medical Office Portfolio - 117 St. Patrick’s Drive
16.007	UBS AG	Heartland Dental Medical Office Portfolio - 1647 County Road 220
16.008	UBS AG	Heartland Dental Medical Office Portfolio - 3500 East Highway 377
16.009	UBS AG	Heartland Dental Medical Office Portfolio - 4112 North Belt Highway
16.010	UBS AG	Heartland Dental Medical Office Portfolio - 3009 Winghaven Boulevard
16.011	UBS AG	Heartland Dental Medical Office Portfolio - 2202 Althoff Drive
16.012	UBS AG	Heartland Dental Medical Office Portfolio - 3820 Wabash Avenue
16.013	UBS AG	Heartland Dental Medical Office Portfolio - 561 East Lincoln Highway
16.014	UBS AG	Heartland Dental Medical Office Portfolio - 508 South 52nd Street
16.015	UBS AG	Heartland Dental Medical Office Portfolio - 1025 Ashley Street
16.016	UBS AG	Heartland Dental Medical Office Portfolio - 440 Erie Parkway
16.017	UBS AG	Heartland Dental Medical Office Portfolio - 1381 Citrus Tower Boulevard
16.018	UBS AG	Heartland Dental Medical Office Portfolio - 1751 Pleasant Road
16.019	UBS AG	Heartland Dental Medical Office Portfolio - 9625 Lake Nona Village Place
16.020	UBS AG	Heartland Dental Medical Office Portfolio - 615 Saint James Avenue
16.021	UBS AG	Heartland Dental Medical Office Portfolio - 13816 Narcoossee Road
16.022	UBS AG	Heartland Dental Medical Office Portfolio - 1695 Wells Road
16.023	UBS AG	Heartland Dental Medical Office Portfolio - 4355 Suwanee Dam Road
16.024	UBS AG	Heartland Dental Medical Office Portfolio - 7310 North Villa Drive
16.025	UBS AG	Heartland Dental Medical Office Portfolio - 299A Indian Lake Boulevard
16.026	UBS AG	Heartland Dental Medical Office Portfolio - 2455 East Main Street
16.027	UBS AG	Heartland Dental Medical Office Portfolio - 630 East Markey Parkway
16.028	UBS AG	Heartland Dental Medical Office Portfolio - 1613 East Pflugerville Parkway
16.029	UBS AG	Heartland Dental Medical Office Portfolio - 782 Belle Terre Parkway
16.030	UBS AG	Heartland Dental Medical Office Portfolio - 11890 Highway 707
16.031	UBS AG	Heartland Dental Medical Office Portfolio - 7551 Osceola Polk Line Road
16.032	UBS AG	Heartland Dental Medical Office Portfolio - 100 Piper Hill Drive
16.033	UBS AG	Heartland Dental Medical Office Portfolio - 8624 Lee Vista Boulevard
16.034	UBS AG	Heartland Dental Medical Office Portfolio - 149 Tuscan Way
16.035	UBS AG	Heartland Dental Medical Office Portfolio - 2740 Prairie Crossing Drive
16.036	UBS AG	Heartland Dental Medical Office Portfolio - 2066 Bruce B. Downs Boulevard
16.037	UBS AG	Heartland Dental Medical Office Portfolio - 209 Latitude Lane
16.038	UBS AG	Heartland Dental Medical Office Portfolio - 4608 South West College Road
16.039	UBS AG	Heartland Dental Medical Office Portfolio - 1315 Bell Road
16.040	UBS AG	Heartland Dental Medical Office Portfolio - 4237 U.S. Highway 1 South
16.041	UBS AG	Heartland Dental Medical Office Portfolio - 1521 East Debbie Lane
16.042	UBS AG	Heartland Dental Medical Office Portfolio - 3152 South Broadway
16.043	UBS AG	Heartland Dental Medical Office Portfolio - 8701 South Garnett Road
16.044	UBS AG	Heartland Dental Medical Office Portfolio - 450 South Weber Road
16.045	UBS AG	Heartland Dental Medical Office Portfolio - 840 Nissan Drive
16.046	UBS AG	Heartland Dental Medical Office Portfolio - 12222 Route 47
16.047	UBS AG	Heartland Dental Medical Office Portfolio - 3415 Livernois Road
16.048	UBS AG	Heartland Dental Medical Office Portfolio - 5309 Buffalo Gap Road
16.049	UBS AG	Heartland Dental Medical Office Portfolio - 8190 Windfall Lane
16.050	UBS AG	Heartland Dental Medical Office Portfolio - 2620 East Highway 50
16.051	UBS AG	Heartland Dental Medical Office Portfolio - 10670 Southwest Tradition Square
16.052	UBS AG	Heartland Dental Medical Office Portfolio - 4939 Courthouse Street
16.053	UBS AG	Heartland Dental Medical Office Portfolio - 2301 Old Canoe Creek Road
16.054	UBS AG	Heartland Dental Medical Office Portfolio - 507 North Hershey Road
16.055	UBS AG	Heartland Dental Medical Office Portfolio - 242 Southwoods Center
16.056	UBS AG	Heartland Dental Medical Office Portfolio - 3016 Columbia Avenue
16.057	UBS AG	Heartland Dental Medical Office Portfolio - 4120 North 197th Avenue
16.058	UBS AG	Heartland Dental Medical Office Portfolio - 13794 Beach Boulevard
16.059	UBS AG	Heartland Dental Medical Office Portfolio - 3037 Southwest Port St. Lucie Boulevard
16.060	UBS AG	Heartland Dental Medical Office Portfolio - 1840 Dekalb Avenue
16.061	UBS AG	Heartland Dental Medical Office Portfolio - 9100 Highway 119
16.062	UBS AG	Heartland Dental Medical Office Portfolio - 42 Market Square Road
16.063	UBS AG	Heartland Dental Medical Office Portfolio - 2707 Sycamore Road
16.064	UBS AG	Heartland Dental Medical Office Portfolio - 2014 Lime Kiln Road
16.065	UBS AG	Heartland Dental Medical Office Portfolio - 103 Farabee Drive North
16.066	UBS AG	Heartland Dental Medical Office Portfolio - 4999 North Tanner Road
16.067	UBS AG	Heartland Dental Medical Office Portfolio - 674 Lake Joy Road
16.068	UBS AG	Heartland Dental Medical Office Portfolio - 1828 IN-44
16.069	UBS AG	Heartland Dental Medical Office Portfolio - 2950 South Rutherford Boulevard
16.070	UBS AG	Heartland Dental Medical Office Portfolio - 545 East Hunt Highway
16.071	UBS AG	Heartland Dental Medical Office Portfolio - 17810 Pierce Plaza
16.072	UBS AG	Heartland Dental Medical Office Portfolio - 5445 South Williamson Boulevard
16.073	UBS AG	Heartland Dental Medical Office Portfolio - 780 East-West Connector South West
16.074	UBS AG	Heartland Dental Medical Office Portfolio - 16620 West 159th Street
16.075	UBS AG	Heartland Dental Medical Office Portfolio - 13851 North US Highway 441
16.076	UBS AG	Heartland Dental Medical Office Portfolio - 3120 Mahan Drive
16.077	UBS AG	Heartland Dental Medical Office Portfolio - 2000 Veterans Memorial Parkway South
16.078	UBS AG	Heartland Dental Medical Office Portfolio - 1402 U.S. Route 12
16.079	UBS AG	Heartland Dental Medical Office Portfolio - 1776 Blanding Boulevard

EXH. A-18

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Amortization Term (Remaining) (Mos.)	Cross Collateralized and Cross Defaulted Loan Flag	Prepayment Provisions	Ownership Interest	Grace Period Late (Days)
16.080	UBS AG	Heartland Dental Medical Office Portfolio - 3012 Anchor Drive
16.081	UBS AG	Heartland Dental Medical Office Portfolio - 1715 West Main Street
16.082	UBS AG	Heartland Dental Medical Office Portfolio - 10389 Big Bend Road
16.083	UBS AG	Heartland Dental Medical Office Portfolio - 7103 Whitestown Parkway
16.084	UBS AG	Heartland Dental Medical Office Portfolio - 2751 Fountain Place
16.085	UBS AG	Heartland Dental Medical Office Portfolio - 2030 Crossing Circle
16.086	UBS AG	Heartland Dental Medical Office Portfolio - 13101 East 96th Street North
16.087	UBS AG	Heartland Dental Medical Office Portfolio - 692 Essington Road
16.088	UBS AG	Heartland Dental Medical Office Portfolio - 240 Blossom Park Drive
16.089	UBS AG	Heartland Dental Medical Office Portfolio - 6005 Watson Boulevard
16.090	UBS AG	Heartland Dental Medical Office Portfolio - 3237 Sixes Road
16.091	UBS AG	Heartland Dental Medical Office Portfolio - 4030 Winder Highway
16.092	UBS AG	Heartland Dental Medical Office Portfolio - 8605 East State Road 70
16.093	UBS AG	Heartland Dental Medical Office Portfolio - 540 West Walnut Street
16.094	UBS AG	Heartland Dental Medical Office Portfolio - 5630 Plank Road
16.095	UBS AG	Heartland Dental Medical Office Portfolio - 10505 Lima Road
16.096	UBS AG	Heartland Dental Medical Office Portfolio - 7485 Vanderbilt Beach Boulevard
16.097	UBS AG	Heartland Dental Medical Office Portfolio - 2701 South Koke Mill Road
16.098	UBS AG	Heartland Dental Medical Office Portfolio - 22329 Greenview Parkway
16.099	UBS AG	Heartland Dental Medical Office Portfolio - 25000 Bernwood Drive
16.100	UBS AG	Heartland Dental Medical Office Portfolio - 3500 Clemson Boulevard
16.101	UBS AG	Heartland Dental Medical Office Portfolio - 2222 Highway 540A East
16.102	UBS AG	Heartland Dental Medical Office Portfolio - 1055 Pine Log Road
16.103	UBS AG	Heartland Dental Medical Office Portfolio - 4315 North Holland Sylvania Road
16.104	UBS AG	Heartland Dental Medical Office Portfolio - 21300 Town Commons Drive
16.105	UBS AG	Heartland Dental Medical Office Portfolio - 1905 Convenience Place
16.106	UBS AG	Heartland Dental Medical Office Portfolio - 3308 Platt Springs Road
16.107	UBS AG	Heartland Dental Medical Office Portfolio - 132 Milestone Way
16.108	UBS AG	Heartland Dental Medical Office Portfolio - 1429 Chester Boulevard
16.109	UBS AG	Heartland Dental Medical Office Portfolio - 1339 North Sumter Boulevard
16.110	UBS AG	Heartland Dental Medical Office Portfolio - 1536 Farm to Market 359 Road
16.111	UBS AG	Heartland Dental Medical Office Portfolio - 3585 North 168th Court
16.112	UBS AG	Heartland Dental Medical Office Portfolio - 1980 U.S. Highway 1 South
16.113	UBS AG	Heartland Dental Medical Office Portfolio - 13328 Metcalf Avenue
16.114	UBS AG	Heartland Dental Medical Office Portfolio - 826 West Lincoln Avenue
16.115	UBS AG	Heartland Dental Medical Office Portfolio - 1515 West 45th Avenue
16.116	UBS AG	Heartland Dental Medical Office Portfolio - 1012 Mill Pond Lane
16.117	UBS AG	Heartland Dental Medical Office Portfolio - 621 Chatham Avenue
16.118	UBS AG	Heartland Dental Medical Office Portfolio - 24940 South Tamiami Trail
16.119	UBS AG	Heartland Dental Medical Office Portfolio - 609 Front Street
16.120	UBS AG	Heartland Dental Medical Office Portfolio - 6190 LBJ Freeway
16.121	UBS AG	Heartland Dental Medical Office Portfolio - 3417 Schofield Avenue
16.122	UBS AG	Heartland Dental Medical Office Portfolio - 330 Park Place
16.123	UBS AG	Heartland Dental Medical Office Portfolio - 1490 North Green Mount Road
16.124	UBS AG	Heartland Dental Medical Office Portfolio - 213 Main Street
16.125	UBS AG	Heartland Dental Medical Office Portfolio - 11119 Hearth Road
16.126	UBS AG	Heartland Dental Medical Office Portfolio - 2362 West Boulevard Street
16.127	UBS AG	Heartland Dental Medical Office Portfolio - 2812 East Main Street
16.128	UBS AG	Heartland Dental Medical Office Portfolio - 1202 South Broad Street
16.129	UBS AG	Heartland Dental Medical Office Portfolio - 8790 Walnut Grove Road
16.130	UBS AG	Heartland Dental Medical Office Portfolio - 10708 East State Road 64
16.131	UBS AG	Heartland Dental Medical Office Portfolio - 2184 FM 3009
16.132	UBS AG	Heartland Dental Medical Office Portfolio - 2210 Boiling Springs Road
16.133	UBS AG	Heartland Dental Medical Office Portfolio - 3105 Kirby Whitten Road
16.134	UBS AG	Heartland Dental Medical Office Portfolio - 716 32nd Street South
16.135	UBS AG	Heartland Dental Medical Office Portfolio - 1010 West U.S. Route 6
16.136	UBS AG	Heartland Dental Medical Office Portfolio - 935 West Exchange Parkway
16.137	UBS AG	Heartland Dental Medical Office Portfolio - 3608 Jeffco Boulevard
16.138	UBS AG	Heartland Dental Medical Office Portfolio - 998 Williford Court
16.139	UBS AG	Heartland Dental Medical Office Portfolio - 4405 Highway 17
16.140	UBS AG	Heartland Dental Medical Office Portfolio - 3003 Twin Rivers Drive
16.141	UBS AG	Heartland Dental Medical Office Portfolio - 12260 Tamiami Trail East
16.142	UBS AG	Heartland Dental Medical Office Portfolio - 1405 South 25th Street
16.143	UBS AG	Heartland Dental Medical Office Portfolio - 12605 Troxler Avenue
16.144	UBS AG	Heartland Dental Medical Office Portfolio - 122 Stone Trace Drive
16.145	UBS AG	Heartland Dental Medical Office Portfolio - 4455 Florida National Drive
16.146	UBS AG	Heartland Dental Medical Office Portfolio - 3645 North Council Road
16.147	UBS AG	Heartland Dental Medical Office Portfolio - 9305 Market Square Drive
16.148	UBS AG	Heartland Dental Medical Office Portfolio - 3420 Bayside Lakes Boulevard Southeast
16.149	UBS AG	Heartland Dental Medical Office Portfolio - 309 West Ogden Avenue
16.150	UBS AG	Heartland Dental Medical Office Portfolio - 456 University Boulevard North
16.151	UBS AG	Heartland Dental Medical Office Portfolio - 1316 McMillan Street
16.152	UBS AG	Heartland Dental Medical Office Portfolio - 6233 Veterans Parkway
16.153	UBS AG	Heartland Dental Medical Office Portfolio - 116 Calumet Center Road
16.154	UBS AG	Heartland Dental Medical Office Portfolio - 828 South Main Street
16.155	UBS AG	Heartland Dental Medical Office Portfolio - 7200 Red Hawk Court
16.156	UBS AG	Heartland Dental Medical Office Portfolio - 303 Ashby Park Lane
16.157	UBS AG	Heartland Dental Medical Office Portfolio - 3106 Professional Plaza
16.158	UBS AG	Heartland Dental Medical Office Portfolio - 1950 Chesley Drive

EXH. A-19

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Amortization Term (Remaining) (Mos.)	Cross Collateralized and Cross Defaulted Loan Flag	Prepayment Provisions	Ownership Interest	Grace Period Late (Days)
16.159	UBS AG	Heartland Dental Medical Office Portfolio - 104 South Houston Road
16.160	UBS AG	Heartland Dental Medical Office Portfolio - 103 East Tatum Avenue
16.161	UBS AG	Heartland Dental Medical Office Portfolio - 165 Juniper Circle
16.162	UBS AG	Heartland Dental Medical Office Portfolio - 135 East Broadway Street
16.163	UBS AG	Heartland Dental Medical Office Portfolio - 9360 Two Notch Road
16.164	UBS AG	Heartland Dental Medical Office Portfolio - 12988 Georgia Highway 9
16.165	UBS AG	Heartland Dental Medical Office Portfolio - 5 Jannell Court
16.166	UBS AG	Heartland Dental Medical Office Portfolio - 1617 East Main Street
16.167	UBS AG	Heartland Dental Medical Office Portfolio - 2116 Vista Oeste North West, Unit 202
16.168	UBS AG	Heartland Dental Medical Office Portfolio - 50 South Kyrene Road, Suite 5
16.169	UBS AG	Heartland Dental Medical Office Portfolio - 101 Rice Bent Way Suite 4
17	UBS AG	InnVite Hospitality Portfolio	269	NAP	L(25),D(88),O(7)	Fee	0
17.01	UBS AG	Hampton Inn Sidney
17.02	UBS AG	Best Western Plus Dayton Northwest
17.03	UBS AG	Best Western Plus Dayton South
17.04	UBS AG	Quality Inn & Suites South/Obetz
17.05	UBS AG	Super 8 Zanesville
19	UBS AG	Marketplace at Smyrna	360	NAP	L(28),D(87),O(5)	Fee	0
22	UBS AG	Houport Mixed Use Portfolio	359	NAP	L(25),D(91),O(4)	Fee	0
22.01	UBS AG	Katy
22.02	UBS AG	Westway
22.03	UBS AG	Pineway
44	UBS AG	Fairfield Inn & Suites - Colorado Springs North	359	NAP	L(25),D(91),O(4)	Fee	0
46	UBS AG	Confluence Portfolio	359	NAP	L(25),D(91),O(4)	Fee	0
46.01	UBS AG	Ashley Chase Apartments
46.02	UBS AG	South Guignard Apartments (Lift Homes)
46.03	UBS AG	Cambridge Court Apartments
48	UBS AG	Holiday Inn Express & Suites Woodward	299	NAP	L(25),D(91),O(4)	Fee	0
49	UBS AG	Oak Meadows & Brookview Place	359	NAP	L(25),D(91),O(4)	Fee	0
49.01	UBS AG	Brookview Place
49.02	UBS AG	Oak Meadows
61	UBS AG	Walgreens Houma	IO	NAP	L(25),D(53),O(4)	Fee	0
63	UBS AG	Gallatin Manor	IO	NAP	L(25),D(90),O(5)	Fee	0

EXH. A-20

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Engineering Escrow / Deferred Maintenance ($)	Tax Escrow (Initial)	Monthly Tax Escrow ($)	Tax Escrow - Cash or LoC	Tax Escrow - LoC Counterparty
8	UBS AG	The Colonnade Office Complex	69,163	502,948	502,948	Cash	NAP
10	UBS AG	Great Value Storage Portfolio	536,017	525,978	328,736	Cash	NAP
10.01	UBS AG	GVS - 6250 Westward Lane
10.02	UBS AG	GVS - 1223, 1235, 1431, 1441, 1451, 1491, 1527, 1543 & 1559 North Nellis Boulevard
10.03	UBS AG	GVS - 9530 Skillman Street
10.04	UBS AG	GVS - 4311 Samuell Boulevard
10.05	UBS AG	GVS - 9010 Emmett F Lowry Expressway
10.06	UBS AG	GVS - 9984 South Old State Road
10.07	UBS AG	GVS - 10640 Hempstead Road
10.08	UBS AG	GVS - 7273 Kearney Street and 6345 East 78th Avenue
10.09	UBS AG	GVS - 4641 Production Drive
10.10	UBS AG	GVS - 920 Highway 80 East
10.11	UBS AG	GVS - 2202 North Market Street
10.12	UBS AG	GVS - 111 North Layfair Drive
10.13	UBS AG	GVS - 435 Congress Park Drive
10.14	UBS AG	GVS - 765 South Street
10.15	UBS AG	GVS - 410 Gulf Freeway
10.16	UBS AG	GVS - 5199 Westerville Road
10.17	UBS AG	GVS - 2502 Bay Street
10.18	UBS AG	GVS - 1710 North Cunningham Avenue
10.19	UBS AG	GVS - 7821 Taylor Road
10.20	UBS AG	GVS - 9600 Marion Ridge
10.21	UBS AG	GVS - 4901 South Freeway
10.22	UBS AG	GVS - 15300 Kuykendahl Road
10.23	UBS AG	GVS - 9951 Harwin Road
10.24	UBS AG	GVS - 2033 Oak Grove Road
10.25	UBS AG	GVS - 11702 Beechnut Street
10.26	UBS AG	GVS - 13825 FM 306
10.27	UBS AG	GVS - 5550 Antoine Drive
10.28	UBS AG	GVS - 580 East Dublin Granville Road
10.29	UBS AG	GVS - 7986 Southern Boulevard
10.30	UBS AG	GVS - 1330 Georgesville Road
10.31	UBS AG	GVS - 123 South Meridian Road
10.32	UBS AG	GVS - 3380 North Post Road
10.33	UBS AG	GVS - 2150 Wirt Road
10.34	UBS AG	GVS - 5301 Tamarack Circle East
10.35	UBS AG	GVS - 443 Laredo Street
10.36	UBS AG	GVS - 1661 and 1670 West Government Street
10.37	UBS AG	GVS - 8450 Cook Road
10.38	UBS AG	GVS - 613 North Freeway
10.39	UBS AG	GVS - 10601 West Fairmont Parkway
10.40	UBS AG	GVS - 7200 Tussing Road
10.41	UBS AG	GVS - 14318 Highway 249
10.42	UBS AG	GVS - 1910 25th Avenue North
10.43	UBS AG	GVS - 8501 North Springboro Pike
10.44	UBS AG	GVS - 4145 State Route 741
10.45	UBS AG	GVS - 1961 Covington Pike
10.46	UBS AG	GVS - 3785 Shiloh Springs Road
10.47	UBS AG	GVS - 1585 Lexington Avenue
10.48	UBS AG	GVS - 1594 Route 9G
10.49	UBS AG	GVS - 8320 Alabonson Road
10.50	UBS AG	GVS - 10013 FM 620
10.51	UBS AG	GVS - 426 North Smithville Road
10.52	UBS AG	GVS - 60 Westpark Road
10.53	UBS AG	GVS - 2407 South U.S. Highway 183
10.54	UBS AG	GVS - 5811 North Houston Rosslyn Road
10.55	UBS AG	GVS - 3412 Garth Road
10.56	UBS AG	GVS - 941 Fairmont Parkway
10.57	UBS AG	GVS - 632 Timkin Road
10.58	UBS AG	GVS - 8801 Boone Road
10.59	UBS AG	GVS - 3951 Highway 78
10.60	UBS AG	GVS - 16905 Indian Chief Drive
10.61	UBS AG	GVS - 16530 West Hardy Road
10.62	UBS AG	GVS - 4806 Marie Lane
10.63	UBS AG	GVS - 1151 East Expressway 83
10.64	UBS AG	GVS - 7116 South IH-35 Frontage Road
11	UBS AG	The Block Northway	0	869,163	131,691	Cash	NAP
12	UBS AG	Wolverine Portfolio	284,203	137,321	45,774	Cash	NAP
12.01	UBS AG	Apple Tree Estates
12.02	UBS AG	South Lyon
12.03	UBS AG	Metro Commons
12.04	UBS AG	Brighton Village
12.05	UBS AG	College Heights
12.06	UBS AG	Hillcrest
12.07	UBS AG	Royal Village
12.08	UBS AG	Fernwood
12.09	UBS AG	Satellite Bay
12.10	UBS AG	Chalet Village
16	UBS AG	Heartland Dental Medical Office Portfolio	316,121	250,000	0	Cash	NAP

EXH. A-21

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Engineering Escrow / Deferred Maintenance ($)	Tax Escrow (Initial)	Monthly Tax Escrow ($)	Tax Escrow - Cash or LoC	Tax Escrow - LoC Counterparty
16.001	UBS AG	Heartland Dental Medical Office Portfolio - 1200 Network Centre Drive
16.002	UBS AG	Heartland Dental Medical Office Portfolio - 9150 North East Barry Road
16.003	UBS AG	Heartland Dental Medical Office Portfolio - 11925 Jones Bridge Road
16.004	UBS AG	Heartland Dental Medical Office Portfolio - 200 Brevco Plaza
16.005	UBS AG	Heartland Dental Medical Office Portfolio - 1760 West Virginia Street
16.006	UBS AG	Heartland Dental Medical Office Portfolio - 117 St. Patrick’s Drive
16.007	UBS AG	Heartland Dental Medical Office Portfolio - 1647 County Road 220
16.008	UBS AG	Heartland Dental Medical Office Portfolio - 3500 East Highway 377
16.009	UBS AG	Heartland Dental Medical Office Portfolio - 4112 North Belt Highway
16.010	UBS AG	Heartland Dental Medical Office Portfolio - 3009 Winghaven Boulevard
16.011	UBS AG	Heartland Dental Medical Office Portfolio - 2202 Althoff Drive
16.012	UBS AG	Heartland Dental Medical Office Portfolio - 3820 Wabash Avenue
16.013	UBS AG	Heartland Dental Medical Office Portfolio - 561 East Lincoln Highway
16.014	UBS AG	Heartland Dental Medical Office Portfolio - 508 South 52nd Street
16.015	UBS AG	Heartland Dental Medical Office Portfolio - 1025 Ashley Street
16.016	UBS AG	Heartland Dental Medical Office Portfolio - 440 Erie Parkway
16.017	UBS AG	Heartland Dental Medical Office Portfolio - 1381 Citrus Tower Boulevard
16.018	UBS AG	Heartland Dental Medical Office Portfolio - 1751 Pleasant Road
16.019	UBS AG	Heartland Dental Medical Office Portfolio - 9625 Lake Nona Village Place
16.020	UBS AG	Heartland Dental Medical Office Portfolio - 615 Saint James Avenue
16.021	UBS AG	Heartland Dental Medical Office Portfolio - 13816 Narcoossee Road
16.022	UBS AG	Heartland Dental Medical Office Portfolio - 1695 Wells Road
16.023	UBS AG	Heartland Dental Medical Office Portfolio - 4355 Suwanee Dam Road
16.024	UBS AG	Heartland Dental Medical Office Portfolio - 7310 North Villa Drive
16.025	UBS AG	Heartland Dental Medical Office Portfolio - 299A Indian Lake Boulevard
16.026	UBS AG	Heartland Dental Medical Office Portfolio - 2455 East Main Street
16.027	UBS AG	Heartland Dental Medical Office Portfolio - 630 East Markey Parkway
16.028	UBS AG	Heartland Dental Medical Office Portfolio - 1613 East Pflugerville Parkway
16.029	UBS AG	Heartland Dental Medical Office Portfolio - 782 Belle Terre Parkway
16.030	UBS AG	Heartland Dental Medical Office Portfolio - 11890 Highway 707
16.031	UBS AG	Heartland Dental Medical Office Portfolio - 7551 Osceola Polk Line Road
16.032	UBS AG	Heartland Dental Medical Office Portfolio - 100 Piper Hill Drive
16.033	UBS AG	Heartland Dental Medical Office Portfolio - 8624 Lee Vista Boulevard
16.034	UBS AG	Heartland Dental Medical Office Portfolio - 149 Tuscan Way
16.035	UBS AG	Heartland Dental Medical Office Portfolio - 2740 Prairie Crossing Drive
16.036	UBS AG	Heartland Dental Medical Office Portfolio - 2066 Bruce B. Downs Boulevard
16.037	UBS AG	Heartland Dental Medical Office Portfolio - 209 Latitude Lane
16.038	UBS AG	Heartland Dental Medical Office Portfolio - 4608 South West College Road
16.039	UBS AG	Heartland Dental Medical Office Portfolio - 1315 Bell Road
16.040	UBS AG	Heartland Dental Medical Office Portfolio - 4237 U.S. Highway 1 South
16.041	UBS AG	Heartland Dental Medical Office Portfolio - 1521 East Debbie Lane
16.042	UBS AG	Heartland Dental Medical Office Portfolio - 3152 South Broadway
16.043	UBS AG	Heartland Dental Medical Office Portfolio - 8701 South Garnett Road
16.044	UBS AG	Heartland Dental Medical Office Portfolio - 450 South Weber Road
16.045	UBS AG	Heartland Dental Medical Office Portfolio - 840 Nissan Drive
16.046	UBS AG	Heartland Dental Medical Office Portfolio - 12222 Route 47
16.047	UBS AG	Heartland Dental Medical Office Portfolio - 3415 Livernois Road
16.048	UBS AG	Heartland Dental Medical Office Portfolio - 5309 Buffalo Gap Road
16.049	UBS AG	Heartland Dental Medical Office Portfolio - 8190 Windfall Lane
16.050	UBS AG	Heartland Dental Medical Office Portfolio - 2620 East Highway 50
16.051	UBS AG	Heartland Dental Medical Office Portfolio - 10670 Southwest Tradition Square
16.052	UBS AG	Heartland Dental Medical Office Portfolio - 4939 Courthouse Street
16.053	UBS AG	Heartland Dental Medical Office Portfolio - 2301 Old Canoe Creek Road
16.054	UBS AG	Heartland Dental Medical Office Portfolio - 507 North Hershey Road
16.055	UBS AG	Heartland Dental Medical Office Portfolio - 242 Southwoods Center
16.056	UBS AG	Heartland Dental Medical Office Portfolio - 3016 Columbia Avenue
16.057	UBS AG	Heartland Dental Medical Office Portfolio - 4120 North 197th Avenue
16.058	UBS AG	Heartland Dental Medical Office Portfolio - 13794 Beach Boulevard
16.059	UBS AG	Heartland Dental Medical Office Portfolio - 3037 Southwest Port St. Lucie Boulevard
16.060	UBS AG	Heartland Dental Medical Office Portfolio - 1840 Dekalb Avenue
16.061	UBS AG	Heartland Dental Medical Office Portfolio - 9100 Highway 119
16.062	UBS AG	Heartland Dental Medical Office Portfolio - 42 Market Square Road
16.063	UBS AG	Heartland Dental Medical Office Portfolio - 2707 Sycamore Road
16.064	UBS AG	Heartland Dental Medical Office Portfolio - 2014 Lime Kiln Road
16.065	UBS AG	Heartland Dental Medical Office Portfolio - 103 Farabee Drive North
16.066	UBS AG	Heartland Dental Medical Office Portfolio - 4999 North Tanner Road
16.067	UBS AG	Heartland Dental Medical Office Portfolio - 674 Lake Joy Road
16.068	UBS AG	Heartland Dental Medical Office Portfolio - 1828 IN-44
16.069	UBS AG	Heartland Dental Medical Office Portfolio - 2950 South Rutherford Boulevard
16.070	UBS AG	Heartland Dental Medical Office Portfolio - 545 East Hunt Highway
16.071	UBS AG	Heartland Dental Medical Office Portfolio - 17810 Pierce Plaza
16.072	UBS AG	Heartland Dental Medical Office Portfolio - 5445 South Williamson Boulevard
16.073	UBS AG	Heartland Dental Medical Office Portfolio - 780 East-West Connector South West
16.074	UBS AG	Heartland Dental Medical Office Portfolio - 16620 West 159th Street
16.075	UBS AG	Heartland Dental Medical Office Portfolio - 13851 North US Highway 441
16.076	UBS AG	Heartland Dental Medical Office Portfolio - 3120 Mahan Drive
16.077	UBS AG	Heartland Dental Medical Office Portfolio - 2000 Veterans Memorial Parkway South
16.078	UBS AG	Heartland Dental Medical Office Portfolio - 1402 U.S. Route 12
16.079	UBS AG	Heartland Dental Medical Office Portfolio - 1776 Blanding Boulevard

EXH. A-22

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Engineering Escrow / Deferred Maintenance ($)	Tax Escrow (Initial)	Monthly Tax Escrow ($)	Tax Escrow - Cash or LoC	Tax Escrow - LoC Counterparty
16.080	UBS AG	Heartland Dental Medical Office Portfolio - 3012 Anchor Drive
16.081	UBS AG	Heartland Dental Medical Office Portfolio - 1715 West Main Street
16.082	UBS AG	Heartland Dental Medical Office Portfolio - 10389 Big Bend Road
16.083	UBS AG	Heartland Dental Medical Office Portfolio - 7103 Whitestown Parkway
16.084	UBS AG	Heartland Dental Medical Office Portfolio - 2751 Fountain Place
16.085	UBS AG	Heartland Dental Medical Office Portfolio - 2030 Crossing Circle
16.086	UBS AG	Heartland Dental Medical Office Portfolio - 13101 East 96th Street North
16.087	UBS AG	Heartland Dental Medical Office Portfolio - 692 Essington Road
16.088	UBS AG	Heartland Dental Medical Office Portfolio - 240 Blossom Park Drive
16.089	UBS AG	Heartland Dental Medical Office Portfolio - 6005 Watson Boulevard
16.090	UBS AG	Heartland Dental Medical Office Portfolio - 3237 Sixes Road
16.091	UBS AG	Heartland Dental Medical Office Portfolio - 4030 Winder Highway
16.092	UBS AG	Heartland Dental Medical Office Portfolio - 8605 East State Road 70
16.093	UBS AG	Heartland Dental Medical Office Portfolio - 540 West Walnut Street
16.094	UBS AG	Heartland Dental Medical Office Portfolio - 5630 Plank Road
16.095	UBS AG	Heartland Dental Medical Office Portfolio - 10505 Lima Road
16.096	UBS AG	Heartland Dental Medical Office Portfolio - 7485 Vanderbilt Beach Boulevard
16.097	UBS AG	Heartland Dental Medical Office Portfolio - 2701 South Koke Mill Road
16.098	UBS AG	Heartland Dental Medical Office Portfolio - 22329 Greenview Parkway
16.099	UBS AG	Heartland Dental Medical Office Portfolio - 25000 Bernwood Drive
16.100	UBS AG	Heartland Dental Medical Office Portfolio - 3500 Clemson Boulevard
16.101	UBS AG	Heartland Dental Medical Office Portfolio - 2222 Highway 540A East
16.102	UBS AG	Heartland Dental Medical Office Portfolio - 1055 Pine Log Road
16.103	UBS AG	Heartland Dental Medical Office Portfolio - 4315 North Holland Sylvania Road
16.104	UBS AG	Heartland Dental Medical Office Portfolio - 21300 Town Commons Drive
16.105	UBS AG	Heartland Dental Medical Office Portfolio - 1905 Convenience Place
16.106	UBS AG	Heartland Dental Medical Office Portfolio - 3308 Platt Springs Road
16.107	UBS AG	Heartland Dental Medical Office Portfolio - 132 Milestone Way
16.108	UBS AG	Heartland Dental Medical Office Portfolio - 1429 Chester Boulevard
16.109	UBS AG	Heartland Dental Medical Office Portfolio - 1339 North Sumter Boulevard
16.110	UBS AG	Heartland Dental Medical Office Portfolio - 1536 Farm to Market 359 Road
16.111	UBS AG	Heartland Dental Medical Office Portfolio - 3585 North 168th Court
16.112	UBS AG	Heartland Dental Medical Office Portfolio - 1980 U.S. Highway 1 South
16.113	UBS AG	Heartland Dental Medical Office Portfolio - 13328 Metcalf Avenue
16.114	UBS AG	Heartland Dental Medical Office Portfolio - 826 West Lincoln Avenue
16.115	UBS AG	Heartland Dental Medical Office Portfolio - 1515 West 45th Avenue
16.116	UBS AG	Heartland Dental Medical Office Portfolio - 1012 Mill Pond Lane
16.117	UBS AG	Heartland Dental Medical Office Portfolio - 621 Chatham Avenue
16.118	UBS AG	Heartland Dental Medical Office Portfolio - 24940 South Tamiami Trail
16.119	UBS AG	Heartland Dental Medical Office Portfolio - 609 Front Street
16.120	UBS AG	Heartland Dental Medical Office Portfolio - 6190 LBJ Freeway
16.121	UBS AG	Heartland Dental Medical Office Portfolio - 3417 Schofield Avenue
16.122	UBS AG	Heartland Dental Medical Office Portfolio - 330 Park Place
16.123	UBS AG	Heartland Dental Medical Office Portfolio - 1490 North Green Mount Road
16.124	UBS AG	Heartland Dental Medical Office Portfolio - 213 Main Street
16.125	UBS AG	Heartland Dental Medical Office Portfolio - 11119 Hearth Road
16.126	UBS AG	Heartland Dental Medical Office Portfolio - 2362 West Boulevard Street
16.127	UBS AG	Heartland Dental Medical Office Portfolio - 2812 East Main Street
16.128	UBS AG	Heartland Dental Medical Office Portfolio - 1202 South Broad Street
16.129	UBS AG	Heartland Dental Medical Office Portfolio - 8790 Walnut Grove Road
16.130	UBS AG	Heartland Dental Medical Office Portfolio - 10708 East State Road 64
16.131	UBS AG	Heartland Dental Medical Office Portfolio - 2184 FM 3009
16.132	UBS AG	Heartland Dental Medical Office Portfolio - 2210 Boiling Springs Road
16.133	UBS AG	Heartland Dental Medical Office Portfolio - 3105 Kirby Whitten Road
16.134	UBS AG	Heartland Dental Medical Office Portfolio - 716 32nd Street South
16.135	UBS AG	Heartland Dental Medical Office Portfolio - 1010 West U.S. Route 6
16.136	UBS AG	Heartland Dental Medical Office Portfolio - 935 West Exchange Parkway
16.137	UBS AG	Heartland Dental Medical Office Portfolio - 3608 Jeffco Boulevard
16.138	UBS AG	Heartland Dental Medical Office Portfolio - 998 Williford Court
16.139	UBS AG	Heartland Dental Medical Office Portfolio - 4405 Highway 17
16.140	UBS AG	Heartland Dental Medical Office Portfolio - 3003 Twin Rivers Drive
16.141	UBS AG	Heartland Dental Medical Office Portfolio - 12260 Tamiami Trail East
16.142	UBS AG	Heartland Dental Medical Office Portfolio - 1405 South 25th Street
16.143	UBS AG	Heartland Dental Medical Office Portfolio - 12605 Troxler Avenue
16.144	UBS AG	Heartland Dental Medical Office Portfolio - 122 Stone Trace Drive
16.145	UBS AG	Heartland Dental Medical Office Portfolio - 4455 Florida National Drive
16.146	UBS AG	Heartland Dental Medical Office Portfolio - 3645 North Council Road
16.147	UBS AG	Heartland Dental Medical Office Portfolio - 9305 Market Square Drive
16.148	UBS AG	Heartland Dental Medical Office Portfolio - 3420 Bayside Lakes Boulevard Southeast
16.149	UBS AG	Heartland Dental Medical Office Portfolio - 309 West Ogden Avenue
16.150	UBS AG	Heartland Dental Medical Office Portfolio - 456 University Boulevard North
16.151	UBS AG	Heartland Dental Medical Office Portfolio - 1316 McMillan Street
16.152	UBS AG	Heartland Dental Medical Office Portfolio - 6233 Veterans Parkway
16.153	UBS AG	Heartland Dental Medical Office Portfolio - 116 Calumet Center Road
16.154	UBS AG	Heartland Dental Medical Office Portfolio - 828 South Main Street
16.155	UBS AG	Heartland Dental Medical Office Portfolio - 7200 Red Hawk Court
16.156	UBS AG	Heartland Dental Medical Office Portfolio - 303 Ashby Park Lane
16.157	UBS AG	Heartland Dental Medical Office Portfolio - 3106 Professional Plaza
16.158	UBS AG	Heartland Dental Medical Office Portfolio - 1950 Chesley Drive

EXH. A-23

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Engineering Escrow / Deferred Maintenance ($)	Tax Escrow (Initial)	Monthly Tax Escrow ($)	Tax Escrow - Cash or LoC	Tax Escrow - LoC Counterparty
16.159	UBS AG	Heartland Dental Medical Office Portfolio - 104 South Houston Road
16.160	UBS AG	Heartland Dental Medical Office Portfolio - 103 East Tatum Avenue
16.161	UBS AG	Heartland Dental Medical Office Portfolio - 165 Juniper Circle
16.162	UBS AG	Heartland Dental Medical Office Portfolio - 135 East Broadway Street
16.163	UBS AG	Heartland Dental Medical Office Portfolio - 9360 Two Notch Road
16.164	UBS AG	Heartland Dental Medical Office Portfolio - 12988 Georgia Highway 9
16.165	UBS AG	Heartland Dental Medical Office Portfolio - 5 Jannell Court
16.166	UBS AG	Heartland Dental Medical Office Portfolio - 1617 East Main Street
16.167	UBS AG	Heartland Dental Medical Office Portfolio - 2116 Vista Oeste North West, Unit 202
16.168	UBS AG	Heartland Dental Medical Office Portfolio - 50 South Kyrene Road, Suite 5
16.169	UBS AG	Heartland Dental Medical Office Portfolio - 101 Rice Bent Way Suite 4
17	UBS AG	InnVite Hospitality Portfolio	267,363	85,495	18,586	Cash	NAP
17.01	UBS AG	Hampton Inn Sidney
17.02	UBS AG	Best Western Plus Dayton Northwest
17.03	UBS AG	Best Western Plus Dayton South
17.04	UBS AG	Quality Inn & Suites South/Obetz
17.05	UBS AG	Super 8 Zanesville
19	UBS AG	Marketplace at Smyrna	0	0	22,657	Cash	NAP
22	UBS AG	Houport Mixed Use Portfolio	23,250	126,205	27,436	Cash	NAP
22.01	UBS AG	Katy
22.02	UBS AG	Westway
22.03	UBS AG	Pineway
44	UBS AG	Fairfield Inn & Suites - Colorado Springs North	0	7,430	7,430	Cash	NAP
46	UBS AG	Confluence Portfolio	108,421	43,617	9,482	Cash	NAP
46.01	UBS AG	Ashley Chase Apartments
46.02	UBS AG	South Guignard Apartments (Lift Homes)
46.03	UBS AG	Cambridge Court Apartments
48	UBS AG	Holiday Inn Express & Suites Woodward	3,750	7,713	2,966	Cash	NAP
49	UBS AG	Oak Meadows & Brookview Place	14,375	51,804	14,390	Cash	NAP
49.01	UBS AG	Brookview Place
49.02	UBS AG	Oak Meadows
61	UBS AG	Walgreens Houma	0	0	0	NAP	NAP
63	UBS AG	Gallatin Manor	0	29,219	3,398	Cash	NAP

EXH. A-24

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Insurance Escrow (Initial)	Monthly Insurance Escrow ($)	Insurance Escrow - Cash or LoC	Insurance Escrow - LoC Counterparty	Upfront Replacement Reserve ($)
8	UBS AG	The Colonnade Office Complex	0	0	NAP	NAP	0
10	UBS AG	Great Value Storage Portfolio	807,323	93,875	Cash	NAP	0
10.01	UBS AG	GVS - 6250 Westward Lane
10.02	UBS AG	GVS - 1223, 1235, 1431, 1441, 1451, 1491, 1527, 1543 & 1559 North Nellis Boulevard
10.03	UBS AG	GVS - 9530 Skillman Street
10.04	UBS AG	GVS - 4311 Samuell Boulevard
10.05	UBS AG	GVS - 9010 Emmett F Lowry Expressway
10.06	UBS AG	GVS - 9984 South Old State Road
10.07	UBS AG	GVS - 10640 Hempstead Road
10.08	UBS AG	GVS - 7273 Kearney Street and 6345 East 78th Avenue
10.09	UBS AG	GVS - 4641 Production Drive
10.10	UBS AG	GVS - 920 Highway 80 East
10.11	UBS AG	GVS - 2202 North Market Street
10.12	UBS AG	GVS - 111 North Layfair Drive
10.13	UBS AG	GVS - 435 Congress Park Drive
10.14	UBS AG	GVS - 765 South Street
10.15	UBS AG	GVS - 410 Gulf Freeway
10.16	UBS AG	GVS - 5199 Westerville Road
10.17	UBS AG	GVS - 2502 Bay Street
10.18	UBS AG	GVS - 1710 North Cunningham Avenue
10.19	UBS AG	GVS - 7821 Taylor Road
10.20	UBS AG	GVS - 9600 Marion Ridge
10.21	UBS AG	GVS - 4901 South Freeway
10.22	UBS AG	GVS - 15300 Kuykendahl Road
10.23	UBS AG	GVS - 9951 Harwin Road
10.24	UBS AG	GVS - 2033 Oak Grove Road
10.25	UBS AG	GVS - 11702 Beechnut Street
10.26	UBS AG	GVS - 13825 FM 306
10.27	UBS AG	GVS - 5550 Antoine Drive
10.28	UBS AG	GVS - 580 East Dublin Granville Road
10.29	UBS AG	GVS - 7986 Southern Boulevard
10.30	UBS AG	GVS - 1330 Georgesville Road
10.31	UBS AG	GVS - 123 South Meridian Road
10.32	UBS AG	GVS - 3380 North Post Road
10.33	UBS AG	GVS - 2150 Wirt Road
10.34	UBS AG	GVS - 5301 Tamarack Circle East
10.35	UBS AG	GVS - 443 Laredo Street
10.36	UBS AG	GVS - 1661 and 1670 West Government Street
10.37	UBS AG	GVS - 8450 Cook Road
10.38	UBS AG	GVS - 613 North Freeway
10.39	UBS AG	GVS - 10601 West Fairmont Parkway
10.40	UBS AG	GVS - 7200 Tussing Road
10.41	UBS AG	GVS - 14318 Highway 249
10.42	UBS AG	GVS - 1910 25th Avenue North
10.43	UBS AG	GVS - 8501 North Springboro Pike
10.44	UBS AG	GVS - 4145 State Route 741
10.45	UBS AG	GVS - 1961 Covington Pike
10.46	UBS AG	GVS - 3785 Shiloh Springs Road
10.47	UBS AG	GVS - 1585 Lexington Avenue
10.48	UBS AG	GVS - 1594 Route 9G
10.49	UBS AG	GVS - 8320 Alabonson Road
10.50	UBS AG	GVS - 10013 FM 620
10.51	UBS AG	GVS - 426 North Smithville Road
10.52	UBS AG	GVS - 60 Westpark Road
10.53	UBS AG	GVS - 2407 South U.S. Highway 183
10.54	UBS AG	GVS - 5811 North Houston Rosslyn Road
10.55	UBS AG	GVS - 3412 Garth Road
10.56	UBS AG	GVS - 941 Fairmont Parkway
10.57	UBS AG	GVS - 632 Timkin Road
10.58	UBS AG	GVS - 8801 Boone Road
10.59	UBS AG	GVS - 3951 Highway 78
10.60	UBS AG	GVS - 16905 Indian Chief Drive
10.61	UBS AG	GVS - 16530 West Hardy Road
10.62	UBS AG	GVS - 4806 Marie Lane
10.63	UBS AG	GVS - 1151 East Expressway 83
10.64	UBS AG	GVS - 7116 South IH-35 Frontage Road
11	UBS AG	The Block Northway	106,374	11,081	Cash	NAP	0
12	UBS AG	Wolverine Portfolio	0	0	NAP	NAP	0
12.01	UBS AG	Apple Tree Estates
12.02	UBS AG	South Lyon
12.03	UBS AG	Metro Commons
12.04	UBS AG	Brighton Village
12.05	UBS AG	College Heights
12.06	UBS AG	Hillcrest
12.07	UBS AG	Royal Village
12.08	UBS AG	Fernwood
12.09	UBS AG	Satellite Bay
12.10	UBS AG	Chalet Village
16	UBS AG	Heartland Dental Medical Office Portfolio	384,109	0	Cash	NAP	0

EXH. A-25

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Insurance Escrow (Initial)	Monthly Insurance Escrow ($)	Insurance Escrow - Cash or LoC	Insurance Escrow - LoC Counterparty	Upfront Replacement Reserve ($)
16.001	UBS AG	Heartland Dental Medical Office Portfolio - 1200 Network Centre Drive
16.002	UBS AG	Heartland Dental Medical Office Portfolio - 9150 North East Barry Road
16.003	UBS AG	Heartland Dental Medical Office Portfolio - 11925 Jones Bridge Road
16.004	UBS AG	Heartland Dental Medical Office Portfolio - 200 Brevco Plaza
16.005	UBS AG	Heartland Dental Medical Office Portfolio - 1760 West Virginia Street
16.006	UBS AG	Heartland Dental Medical Office Portfolio - 117 St. Patrick’s Drive
16.007	UBS AG	Heartland Dental Medical Office Portfolio - 1647 County Road 220
16.008	UBS AG	Heartland Dental Medical Office Portfolio - 3500 East Highway 377
16.009	UBS AG	Heartland Dental Medical Office Portfolio - 4112 North Belt Highway
16.010	UBS AG	Heartland Dental Medical Office Portfolio - 3009 Winghaven Boulevard
16.011	UBS AG	Heartland Dental Medical Office Portfolio - 2202 Althoff Drive
16.012	UBS AG	Heartland Dental Medical Office Portfolio - 3820 Wabash Avenue
16.013	UBS AG	Heartland Dental Medical Office Portfolio - 561 East Lincoln Highway
16.014	UBS AG	Heartland Dental Medical Office Portfolio - 508 South 52nd Street
16.015	UBS AG	Heartland Dental Medical Office Portfolio - 1025 Ashley Street
16.016	UBS AG	Heartland Dental Medical Office Portfolio - 440 Erie Parkway
16.017	UBS AG	Heartland Dental Medical Office Portfolio - 1381 Citrus Tower Boulevard
16.018	UBS AG	Heartland Dental Medical Office Portfolio - 1751 Pleasant Road
16.019	UBS AG	Heartland Dental Medical Office Portfolio - 9625 Lake Nona Village Place
16.020	UBS AG	Heartland Dental Medical Office Portfolio - 615 Saint James Avenue
16.021	UBS AG	Heartland Dental Medical Office Portfolio - 13816 Narcoossee Road
16.022	UBS AG	Heartland Dental Medical Office Portfolio - 1695 Wells Road
16.023	UBS AG	Heartland Dental Medical Office Portfolio - 4355 Suwanee Dam Road
16.024	UBS AG	Heartland Dental Medical Office Portfolio - 7310 North Villa Drive
16.025	UBS AG	Heartland Dental Medical Office Portfolio - 299A Indian Lake Boulevard
16.026	UBS AG	Heartland Dental Medical Office Portfolio - 2455 East Main Street
16.027	UBS AG	Heartland Dental Medical Office Portfolio - 630 East Markey Parkway
16.028	UBS AG	Heartland Dental Medical Office Portfolio - 1613 East Pflugerville Parkway
16.029	UBS AG	Heartland Dental Medical Office Portfolio - 782 Belle Terre Parkway
16.030	UBS AG	Heartland Dental Medical Office Portfolio - 11890 Highway 707
16.031	UBS AG	Heartland Dental Medical Office Portfolio - 7551 Osceola Polk Line Road
16.032	UBS AG	Heartland Dental Medical Office Portfolio - 100 Piper Hill Drive
16.033	UBS AG	Heartland Dental Medical Office Portfolio - 8624 Lee Vista Boulevard
16.034	UBS AG	Heartland Dental Medical Office Portfolio - 149 Tuscan Way
16.035	UBS AG	Heartland Dental Medical Office Portfolio - 2740 Prairie Crossing Drive
16.036	UBS AG	Heartland Dental Medical Office Portfolio - 2066 Bruce B. Downs Boulevard
16.037	UBS AG	Heartland Dental Medical Office Portfolio - 209 Latitude Lane
16.038	UBS AG	Heartland Dental Medical Office Portfolio - 4608 South West College Road
16.039	UBS AG	Heartland Dental Medical Office Portfolio - 1315 Bell Road
16.040	UBS AG	Heartland Dental Medical Office Portfolio - 4237 U.S. Highway 1 South
16.041	UBS AG	Heartland Dental Medical Office Portfolio - 1521 East Debbie Lane
16.042	UBS AG	Heartland Dental Medical Office Portfolio - 3152 South Broadway
16.043	UBS AG	Heartland Dental Medical Office Portfolio - 8701 South Garnett Road
16.044	UBS AG	Heartland Dental Medical Office Portfolio - 450 South Weber Road
16.045	UBS AG	Heartland Dental Medical Office Portfolio - 840 Nissan Drive
16.046	UBS AG	Heartland Dental Medical Office Portfolio - 12222 Route 47
16.047	UBS AG	Heartland Dental Medical Office Portfolio - 3415 Livernois Road
16.048	UBS AG	Heartland Dental Medical Office Portfolio - 5309 Buffalo Gap Road
16.049	UBS AG	Heartland Dental Medical Office Portfolio - 8190 Windfall Lane
16.050	UBS AG	Heartland Dental Medical Office Portfolio - 2620 East Highway 50
16.051	UBS AG	Heartland Dental Medical Office Portfolio - 10670 Southwest Tradition Square
16.052	UBS AG	Heartland Dental Medical Office Portfolio - 4939 Courthouse Street
16.053	UBS AG	Heartland Dental Medical Office Portfolio - 2301 Old Canoe Creek Road
16.054	UBS AG	Heartland Dental Medical Office Portfolio - 507 North Hershey Road
16.055	UBS AG	Heartland Dental Medical Office Portfolio - 242 Southwoods Center
16.056	UBS AG	Heartland Dental Medical Office Portfolio - 3016 Columbia Avenue
16.057	UBS AG	Heartland Dental Medical Office Portfolio - 4120 North 197th Avenue
16.058	UBS AG	Heartland Dental Medical Office Portfolio - 13794 Beach Boulevard
16.059	UBS AG	Heartland Dental Medical Office Portfolio - 3037 Southwest Port St. Lucie Boulevard
16.060	UBS AG	Heartland Dental Medical Office Portfolio - 1840 Dekalb Avenue
16.061	UBS AG	Heartland Dental Medical Office Portfolio - 9100 Highway 119
16.062	UBS AG	Heartland Dental Medical Office Portfolio - 42 Market Square Road
16.063	UBS AG	Heartland Dental Medical Office Portfolio - 2707 Sycamore Road
16.064	UBS AG	Heartland Dental Medical Office Portfolio - 2014 Lime Kiln Road
16.065	UBS AG	Heartland Dental Medical Office Portfolio - 103 Farabee Drive North
16.066	UBS AG	Heartland Dental Medical Office Portfolio - 4999 North Tanner Road
16.067	UBS AG	Heartland Dental Medical Office Portfolio - 674 Lake Joy Road
16.068	UBS AG	Heartland Dental Medical Office Portfolio - 1828 IN-44
16.069	UBS AG	Heartland Dental Medical Office Portfolio - 2950 South Rutherford Boulevard
16.070	UBS AG	Heartland Dental Medical Office Portfolio - 545 East Hunt Highway
16.071	UBS AG	Heartland Dental Medical Office Portfolio - 17810 Pierce Plaza
16.072	UBS AG	Heartland Dental Medical Office Portfolio - 5445 South Williamson Boulevard
16.073	UBS AG	Heartland Dental Medical Office Portfolio - 780 East-West Connector South West
16.074	UBS AG	Heartland Dental Medical Office Portfolio - 16620 West 159th Street
16.075	UBS AG	Heartland Dental Medical Office Portfolio - 13851 North US Highway 441
16.076	UBS AG	Heartland Dental Medical Office Portfolio - 3120 Mahan Drive
16.077	UBS AG	Heartland Dental Medical Office Portfolio - 2000 Veterans Memorial Parkway South
16.078	UBS AG	Heartland Dental Medical Office Portfolio - 1402 U.S. Route 12
16.079	UBS AG	Heartland Dental Medical Office Portfolio - 1776 Blanding Boulevard

EXH. A-26

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Insurance Escrow (Initial)	Monthly Insurance Escrow ($)	Insurance Escrow - Cash or LoC	Insurance Escrow - LoC Counterparty	Upfront Replacement Reserve ($)
16.080	UBS AG	Heartland Dental Medical Office Portfolio - 3012 Anchor Drive
16.081	UBS AG	Heartland Dental Medical Office Portfolio - 1715 West Main Street
16.082	UBS AG	Heartland Dental Medical Office Portfolio - 10389 Big Bend Road
16.083	UBS AG	Heartland Dental Medical Office Portfolio - 7103 Whitestown Parkway
16.084	UBS AG	Heartland Dental Medical Office Portfolio - 2751 Fountain Place
16.085	UBS AG	Heartland Dental Medical Office Portfolio - 2030 Crossing Circle
16.086	UBS AG	Heartland Dental Medical Office Portfolio - 13101 East 96th Street North
16.087	UBS AG	Heartland Dental Medical Office Portfolio - 692 Essington Road
16.088	UBS AG	Heartland Dental Medical Office Portfolio - 240 Blossom Park Drive
16.089	UBS AG	Heartland Dental Medical Office Portfolio - 6005 Watson Boulevard
16.090	UBS AG	Heartland Dental Medical Office Portfolio - 3237 Sixes Road
16.091	UBS AG	Heartland Dental Medical Office Portfolio - 4030 Winder Highway
16.092	UBS AG	Heartland Dental Medical Office Portfolio - 8605 East State Road 70
16.093	UBS AG	Heartland Dental Medical Office Portfolio - 540 West Walnut Street
16.094	UBS AG	Heartland Dental Medical Office Portfolio - 5630 Plank Road
16.095	UBS AG	Heartland Dental Medical Office Portfolio - 10505 Lima Road
16.096	UBS AG	Heartland Dental Medical Office Portfolio - 7485 Vanderbilt Beach Boulevard
16.097	UBS AG	Heartland Dental Medical Office Portfolio - 2701 South Koke Mill Road
16.098	UBS AG	Heartland Dental Medical Office Portfolio - 22329 Greenview Parkway
16.099	UBS AG	Heartland Dental Medical Office Portfolio - 25000 Bernwood Drive
16.100	UBS AG	Heartland Dental Medical Office Portfolio - 3500 Clemson Boulevard
16.101	UBS AG	Heartland Dental Medical Office Portfolio - 2222 Highway 540A East
16.102	UBS AG	Heartland Dental Medical Office Portfolio - 1055 Pine Log Road
16.103	UBS AG	Heartland Dental Medical Office Portfolio - 4315 North Holland Sylvania Road
16.104	UBS AG	Heartland Dental Medical Office Portfolio - 21300 Town Commons Drive
16.105	UBS AG	Heartland Dental Medical Office Portfolio - 1905 Convenience Place
16.106	UBS AG	Heartland Dental Medical Office Portfolio - 3308 Platt Springs Road
16.107	UBS AG	Heartland Dental Medical Office Portfolio - 132 Milestone Way
16.108	UBS AG	Heartland Dental Medical Office Portfolio - 1429 Chester Boulevard
16.109	UBS AG	Heartland Dental Medical Office Portfolio - 1339 North Sumter Boulevard
16.110	UBS AG	Heartland Dental Medical Office Portfolio - 1536 Farm to Market 359 Road
16.111	UBS AG	Heartland Dental Medical Office Portfolio - 3585 North 168th Court
16.112	UBS AG	Heartland Dental Medical Office Portfolio - 1980 U.S. Highway 1 South
16.113	UBS AG	Heartland Dental Medical Office Portfolio - 13328 Metcalf Avenue
16.114	UBS AG	Heartland Dental Medical Office Portfolio - 826 West Lincoln Avenue
16.115	UBS AG	Heartland Dental Medical Office Portfolio - 1515 West 45th Avenue
16.116	UBS AG	Heartland Dental Medical Office Portfolio - 1012 Mill Pond Lane
16.117	UBS AG	Heartland Dental Medical Office Portfolio - 621 Chatham Avenue
16.118	UBS AG	Heartland Dental Medical Office Portfolio - 24940 South Tamiami Trail
16.119	UBS AG	Heartland Dental Medical Office Portfolio - 609 Front Street
16.120	UBS AG	Heartland Dental Medical Office Portfolio - 6190 LBJ Freeway
16.121	UBS AG	Heartland Dental Medical Office Portfolio - 3417 Schofield Avenue
16.122	UBS AG	Heartland Dental Medical Office Portfolio - 330 Park Place
16.123	UBS AG	Heartland Dental Medical Office Portfolio - 1490 North Green Mount Road
16.124	UBS AG	Heartland Dental Medical Office Portfolio - 213 Main Street
16.125	UBS AG	Heartland Dental Medical Office Portfolio - 11119 Hearth Road
16.126	UBS AG	Heartland Dental Medical Office Portfolio - 2362 West Boulevard Street
16.127	UBS AG	Heartland Dental Medical Office Portfolio - 2812 East Main Street
16.128	UBS AG	Heartland Dental Medical Office Portfolio - 1202 South Broad Street
16.129	UBS AG	Heartland Dental Medical Office Portfolio - 8790 Walnut Grove Road
16.130	UBS AG	Heartland Dental Medical Office Portfolio - 10708 East State Road 64
16.131	UBS AG	Heartland Dental Medical Office Portfolio - 2184 FM 3009
16.132	UBS AG	Heartland Dental Medical Office Portfolio - 2210 Boiling Springs Road
16.133	UBS AG	Heartland Dental Medical Office Portfolio - 3105 Kirby Whitten Road
16.134	UBS AG	Heartland Dental Medical Office Portfolio - 716 32nd Street South
16.135	UBS AG	Heartland Dental Medical Office Portfolio - 1010 West U.S. Route 6
16.136	UBS AG	Heartland Dental Medical Office Portfolio - 935 West Exchange Parkway
16.137	UBS AG	Heartland Dental Medical Office Portfolio - 3608 Jeffco Boulevard
16.138	UBS AG	Heartland Dental Medical Office Portfolio - 998 Williford Court
16.139	UBS AG	Heartland Dental Medical Office Portfolio - 4405 Highway 17
16.140	UBS AG	Heartland Dental Medical Office Portfolio - 3003 Twin Rivers Drive
16.141	UBS AG	Heartland Dental Medical Office Portfolio - 12260 Tamiami Trail East
16.142	UBS AG	Heartland Dental Medical Office Portfolio - 1405 South 25th Street
16.143	UBS AG	Heartland Dental Medical Office Portfolio - 12605 Troxler Avenue
16.144	UBS AG	Heartland Dental Medical Office Portfolio - 122 Stone Trace Drive
16.145	UBS AG	Heartland Dental Medical Office Portfolio - 4455 Florida National Drive
16.146	UBS AG	Heartland Dental Medical Office Portfolio - 3645 North Council Road
16.147	UBS AG	Heartland Dental Medical Office Portfolio - 9305 Market Square Drive
16.148	UBS AG	Heartland Dental Medical Office Portfolio - 3420 Bayside Lakes Boulevard Southeast
16.149	UBS AG	Heartland Dental Medical Office Portfolio - 309 West Ogden Avenue
16.150	UBS AG	Heartland Dental Medical Office Portfolio - 456 University Boulevard North
16.151	UBS AG	Heartland Dental Medical Office Portfolio - 1316 McMillan Street
16.152	UBS AG	Heartland Dental Medical Office Portfolio - 6233 Veterans Parkway
16.153	UBS AG	Heartland Dental Medical Office Portfolio - 116 Calumet Center Road
16.154	UBS AG	Heartland Dental Medical Office Portfolio - 828 South Main Street
16.155	UBS AG	Heartland Dental Medical Office Portfolio - 7200 Red Hawk Court
16.156	UBS AG	Heartland Dental Medical Office Portfolio - 303 Ashby Park Lane
16.157	UBS AG	Heartland Dental Medical Office Portfolio - 3106 Professional Plaza
16.158	UBS AG	Heartland Dental Medical Office Portfolio - 1950 Chesley Drive

EXH. A-27

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Insurance Escrow (Initial)	Monthly Insurance Escrow ($)	Insurance Escrow - Cash or LoC	Insurance Escrow - LoC Counterparty	Upfront Replacement Reserve ($)
16.159	UBS AG	Heartland Dental Medical Office Portfolio - 104 South Houston Road
16.160	UBS AG	Heartland Dental Medical Office Portfolio - 103 East Tatum Avenue
16.161	UBS AG	Heartland Dental Medical Office Portfolio - 165 Juniper Circle
16.162	UBS AG	Heartland Dental Medical Office Portfolio - 135 East Broadway Street
16.163	UBS AG	Heartland Dental Medical Office Portfolio - 9360 Two Notch Road
16.164	UBS AG	Heartland Dental Medical Office Portfolio - 12988 Georgia Highway 9
16.165	UBS AG	Heartland Dental Medical Office Portfolio - 5 Jannell Court
16.166	UBS AG	Heartland Dental Medical Office Portfolio - 1617 East Main Street
16.167	UBS AG	Heartland Dental Medical Office Portfolio - 2116 Vista Oeste North West, Unit 202
16.168	UBS AG	Heartland Dental Medical Office Portfolio - 50 South Kyrene Road, Suite 5
16.169	UBS AG	Heartland Dental Medical Office Portfolio - 101 Rice Bent Way Suite 4
17	UBS AG	InnVite Hospitality Portfolio	40,288	6,104	Cash	NAP	0
17.01	UBS AG	Hampton Inn Sidney
17.02	UBS AG	Best Western Plus Dayton Northwest
17.03	UBS AG	Best Western Plus Dayton South
17.04	UBS AG	Quality Inn & Suites South/Obetz
17.05	UBS AG	Super 8 Zanesville
19	UBS AG	Marketplace at Smyrna	7,313	2,813	Cash	NAP	0
22	UBS AG	Houport Mixed Use Portfolio	120,630	11,380	Cash	NAP	0
22.01	UBS AG	Katy
22.02	UBS AG	Westway
22.03	UBS AG	Pineway
44	UBS AG	Fairfield Inn & Suites - Colorado Springs North	15,825	1,648	Cash	NAP	0
46	UBS AG	Confluence Portfolio	34,979	6,246	Cash	NAP	0
46.01	UBS AG	Ashley Chase Apartments
46.02	UBS AG	South Guignard Apartments (Lift Homes)
46.03	UBS AG	Cambridge Court Apartments
48	UBS AG	Holiday Inn Express & Suites Woodward	8,724	5,452	Cash	NAP	0
49	UBS AG	Oak Meadows & Brookview Place	37,819	4,976	Cash	NAP	0
49.01	UBS AG	Brookview Place
49.02	UBS AG	Oak Meadows
61	UBS AG	Walgreens Houma	501	0	Cash	NAP	0
63	UBS AG	Gallatin Manor	2,006	1,254	Cash	NAP	0

EXH. A-28

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Monthly Replacement Reserve ($)(15)	Replacement Reserve Cap ($)	Replacement Reserve Escrow - Cash or LoC	Replacement Reserve Escrow - LoC Counterparty	Upfront TI/LC Reserve ($)
8	UBS AG	The Colonnade Office Complex	17,987	NAP	Cash	NAP	4,000,000
10	UBS AG	Great Value Storage Portfolio	34,198	NAP	Cash	NAP	0
10.01	UBS AG	GVS - 6250 Westward Lane
10.02	UBS AG	GVS - 1223, 1235, 1431, 1441, 1451, 1491, 1527, 1543 & 1559 North Nellis Boulevard
10.03	UBS AG	GVS - 9530 Skillman Street
10.04	UBS AG	GVS - 4311 Samuell Boulevard
10.05	UBS AG	GVS - 9010 Emmett F Lowry Expressway
10.06	UBS AG	GVS - 9984 South Old State Road
10.07	UBS AG	GVS - 10640 Hempstead Road
10.08	UBS AG	GVS - 7273 Kearney Street and 6345 East 78th Avenue
10.09	UBS AG	GVS - 4641 Production Drive
10.10	UBS AG	GVS - 920 Highway 80 East
10.11	UBS AG	GVS - 2202 North Market Street
10.12	UBS AG	GVS - 111 North Layfair Drive
10.13	UBS AG	GVS - 435 Congress Park Drive
10.14	UBS AG	GVS - 765 South Street
10.15	UBS AG	GVS - 410 Gulf Freeway
10.16	UBS AG	GVS - 5199 Westerville Road
10.17	UBS AG	GVS - 2502 Bay Street
10.18	UBS AG	GVS - 1710 North Cunningham Avenue
10.19	UBS AG	GVS - 7821 Taylor Road
10.20	UBS AG	GVS - 9600 Marion Ridge
10.21	UBS AG	GVS - 4901 South Freeway
10.22	UBS AG	GVS - 15300 Kuykendahl Road
10.23	UBS AG	GVS - 9951 Harwin Road
10.24	UBS AG	GVS - 2033 Oak Grove Road
10.25	UBS AG	GVS - 11702 Beechnut Street
10.26	UBS AG	GVS - 13825 FM 306
10.27	UBS AG	GVS - 5550 Antoine Drive
10.28	UBS AG	GVS - 580 East Dublin Granville Road
10.29	UBS AG	GVS - 7986 Southern Boulevard
10.30	UBS AG	GVS - 1330 Georgesville Road
10.31	UBS AG	GVS - 123 South Meridian Road
10.32	UBS AG	GVS - 3380 North Post Road
10.33	UBS AG	GVS - 2150 Wirt Road
10.34	UBS AG	GVS - 5301 Tamarack Circle East
10.35	UBS AG	GVS - 443 Laredo Street
10.36	UBS AG	GVS - 1661 and 1670 West Government Street
10.37	UBS AG	GVS - 8450 Cook Road
10.38	UBS AG	GVS - 613 North Freeway
10.39	UBS AG	GVS - 10601 West Fairmont Parkway
10.40	UBS AG	GVS - 7200 Tussing Road
10.41	UBS AG	GVS - 14318 Highway 249
10.42	UBS AG	GVS - 1910 25th Avenue North
10.43	UBS AG	GVS - 8501 North Springboro Pike
10.44	UBS AG	GVS - 4145 State Route 741
10.45	UBS AG	GVS - 1961 Covington Pike
10.46	UBS AG	GVS - 3785 Shiloh Springs Road
10.47	UBS AG	GVS - 1585 Lexington Avenue
10.48	UBS AG	GVS - 1594 Route 9G
10.49	UBS AG	GVS - 8320 Alabonson Road
10.50	UBS AG	GVS - 10013 FM 620
10.51	UBS AG	GVS - 426 North Smithville Road
10.52	UBS AG	GVS - 60 Westpark Road
10.53	UBS AG	GVS - 2407 South U.S. Highway 183
10.54	UBS AG	GVS - 5811 North Houston Rosslyn Road
10.55	UBS AG	GVS - 3412 Garth Road
10.56	UBS AG	GVS - 941 Fairmont Parkway
10.57	UBS AG	GVS - 632 Timkin Road
10.58	UBS AG	GVS - 8801 Boone Road
10.59	UBS AG	GVS - 3951 Highway 78
10.60	UBS AG	GVS - 16905 Indian Chief Drive
10.61	UBS AG	GVS - 16530 West Hardy Road
10.62	UBS AG	GVS - 4806 Marie Lane
10.63	UBS AG	GVS - 1151 East Expressway 83
10.64	UBS AG	GVS - 7116 South IH-35 Frontage Road
11	UBS AG	The Block Northway	2,953	0	Cash	NAP	3,500,000
12	UBS AG	Wolverine Portfolio	6,871	0	Cash	NAP	0
12.01	UBS AG	Apple Tree Estates
12.02	UBS AG	South Lyon
12.03	UBS AG	Metro Commons
12.04	UBS AG	Brighton Village
12.05	UBS AG	College Heights
12.06	UBS AG	Hillcrest
12.07	UBS AG	Royal Village
12.08	UBS AG	Fernwood
12.09	UBS AG	Satellite Bay
12.10	UBS AG	Chalet Village
16	UBS AG	Heartland Dental Medical Office Portfolio	16,042	$0.40 per square foot of gross leasable area at the Properties.	Cash	NAP	0

EXH. A-29

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Monthly Replacement Reserve ($)(15)	Replacement Reserve Cap ($)	Replacement Reserve Escrow - Cash or LoC	Replacement Reserve Escrow - LoC Counterparty	Upfront TI/LC Reserve ($)
16.001	UBS AG	Heartland Dental Medical Office Portfolio - 1200 Network Centre Drive
16.002	UBS AG	Heartland Dental Medical Office Portfolio - 9150 North East Barry Road
16.003	UBS AG	Heartland Dental Medical Office Portfolio - 11925 Jones Bridge Road
16.004	UBS AG	Heartland Dental Medical Office Portfolio - 200 Brevco Plaza
16.005	UBS AG	Heartland Dental Medical Office Portfolio - 1760 West Virginia Street
16.006	UBS AG	Heartland Dental Medical Office Portfolio - 117 St. Patrick’s Drive
16.007	UBS AG	Heartland Dental Medical Office Portfolio - 1647 County Road 220
16.008	UBS AG	Heartland Dental Medical Office Portfolio - 3500 East Highway 377
16.009	UBS AG	Heartland Dental Medical Office Portfolio - 4112 North Belt Highway
16.010	UBS AG	Heartland Dental Medical Office Portfolio - 3009 Winghaven Boulevard
16.011	UBS AG	Heartland Dental Medical Office Portfolio - 2202 Althoff Drive
16.012	UBS AG	Heartland Dental Medical Office Portfolio - 3820 Wabash Avenue
16.013	UBS AG	Heartland Dental Medical Office Portfolio - 561 East Lincoln Highway
16.014	UBS AG	Heartland Dental Medical Office Portfolio - 508 South 52nd Street
16.015	UBS AG	Heartland Dental Medical Office Portfolio - 1025 Ashley Street
16.016	UBS AG	Heartland Dental Medical Office Portfolio - 440 Erie Parkway
16.017	UBS AG	Heartland Dental Medical Office Portfolio - 1381 Citrus Tower Boulevard
16.018	UBS AG	Heartland Dental Medical Office Portfolio - 1751 Pleasant Road
16.019	UBS AG	Heartland Dental Medical Office Portfolio - 9625 Lake Nona Village Place
16.020	UBS AG	Heartland Dental Medical Office Portfolio - 615 Saint James Avenue
16.021	UBS AG	Heartland Dental Medical Office Portfolio - 13816 Narcoossee Road
16.022	UBS AG	Heartland Dental Medical Office Portfolio - 1695 Wells Road
16.023	UBS AG	Heartland Dental Medical Office Portfolio - 4355 Suwanee Dam Road
16.024	UBS AG	Heartland Dental Medical Office Portfolio - 7310 North Villa Drive
16.025	UBS AG	Heartland Dental Medical Office Portfolio - 299A Indian Lake Boulevard
16.026	UBS AG	Heartland Dental Medical Office Portfolio - 2455 East Main Street
16.027	UBS AG	Heartland Dental Medical Office Portfolio - 630 East Markey Parkway
16.028	UBS AG	Heartland Dental Medical Office Portfolio - 1613 East Pflugerville Parkway
16.029	UBS AG	Heartland Dental Medical Office Portfolio - 782 Belle Terre Parkway
16.030	UBS AG	Heartland Dental Medical Office Portfolio - 11890 Highway 707
16.031	UBS AG	Heartland Dental Medical Office Portfolio - 7551 Osceola Polk Line Road
16.032	UBS AG	Heartland Dental Medical Office Portfolio - 100 Piper Hill Drive
16.033	UBS AG	Heartland Dental Medical Office Portfolio - 8624 Lee Vista Boulevard
16.034	UBS AG	Heartland Dental Medical Office Portfolio - 149 Tuscan Way
16.035	UBS AG	Heartland Dental Medical Office Portfolio - 2740 Prairie Crossing Drive
16.036	UBS AG	Heartland Dental Medical Office Portfolio - 2066 Bruce B. Downs Boulevard
16.037	UBS AG	Heartland Dental Medical Office Portfolio - 209 Latitude Lane
16.038	UBS AG	Heartland Dental Medical Office Portfolio - 4608 South West College Road
16.039	UBS AG	Heartland Dental Medical Office Portfolio - 1315 Bell Road
16.040	UBS AG	Heartland Dental Medical Office Portfolio - 4237 U.S. Highway 1 South
16.041	UBS AG	Heartland Dental Medical Office Portfolio - 1521 East Debbie Lane
16.042	UBS AG	Heartland Dental Medical Office Portfolio - 3152 South Broadway
16.043	UBS AG	Heartland Dental Medical Office Portfolio - 8701 South Garnett Road
16.044	UBS AG	Heartland Dental Medical Office Portfolio - 450 South Weber Road
16.045	UBS AG	Heartland Dental Medical Office Portfolio - 840 Nissan Drive
16.046	UBS AG	Heartland Dental Medical Office Portfolio - 12222 Route 47
16.047	UBS AG	Heartland Dental Medical Office Portfolio - 3415 Livernois Road
16.048	UBS AG	Heartland Dental Medical Office Portfolio - 5309 Buffalo Gap Road
16.049	UBS AG	Heartland Dental Medical Office Portfolio - 8190 Windfall Lane
16.050	UBS AG	Heartland Dental Medical Office Portfolio - 2620 East Highway 50
16.051	UBS AG	Heartland Dental Medical Office Portfolio - 10670 Southwest Tradition Square
16.052	UBS AG	Heartland Dental Medical Office Portfolio - 4939 Courthouse Street
16.053	UBS AG	Heartland Dental Medical Office Portfolio - 2301 Old Canoe Creek Road
16.054	UBS AG	Heartland Dental Medical Office Portfolio - 507 North Hershey Road
16.055	UBS AG	Heartland Dental Medical Office Portfolio - 242 Southwoods Center
16.056	UBS AG	Heartland Dental Medical Office Portfolio - 3016 Columbia Avenue
16.057	UBS AG	Heartland Dental Medical Office Portfolio - 4120 North 197th Avenue
16.058	UBS AG	Heartland Dental Medical Office Portfolio - 13794 Beach Boulevard
16.059	UBS AG	Heartland Dental Medical Office Portfolio - 3037 Southwest Port St. Lucie Boulevard
16.060	UBS AG	Heartland Dental Medical Office Portfolio - 1840 Dekalb Avenue
16.061	UBS AG	Heartland Dental Medical Office Portfolio - 9100 Highway 119
16.062	UBS AG	Heartland Dental Medical Office Portfolio - 42 Market Square Road
16.063	UBS AG	Heartland Dental Medical Office Portfolio - 2707 Sycamore Road
16.064	UBS AG	Heartland Dental Medical Office Portfolio - 2014 Lime Kiln Road
16.065	UBS AG	Heartland Dental Medical Office Portfolio - 103 Farabee Drive North
16.066	UBS AG	Heartland Dental Medical Office Portfolio - 4999 North Tanner Road
16.067	UBS AG	Heartland Dental Medical Office Portfolio - 674 Lake Joy Road
16.068	UBS AG	Heartland Dental Medical Office Portfolio - 1828 IN-44
16.069	UBS AG	Heartland Dental Medical Office Portfolio - 2950 South Rutherford Boulevard
16.070	UBS AG	Heartland Dental Medical Office Portfolio - 545 East Hunt Highway
16.071	UBS AG	Heartland Dental Medical Office Portfolio - 17810 Pierce Plaza
16.072	UBS AG	Heartland Dental Medical Office Portfolio - 5445 South Williamson Boulevard
16.073	UBS AG	Heartland Dental Medical Office Portfolio - 780 East-West Connector South West
16.074	UBS AG	Heartland Dental Medical Office Portfolio - 16620 West 159th Street
16.075	UBS AG	Heartland Dental Medical Office Portfolio - 13851 North US Highway 441
16.076	UBS AG	Heartland Dental Medical Office Portfolio - 3120 Mahan Drive
16.077	UBS AG	Heartland Dental Medical Office Portfolio - 2000 Veterans Memorial Parkway South
16.078	UBS AG	Heartland Dental Medical Office Portfolio - 1402 U.S. Route 12
16.079	UBS AG	Heartland Dental Medical Office Portfolio - 1776 Blanding Boulevard

EXH. A-30

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Monthly Replacement Reserve ($)(15)	Replacement Reserve Cap ($)	Replacement Reserve Escrow - Cash or LoC	Replacement Reserve Escrow - LoC Counterparty	Upfront TI/LC Reserve ($)
16.080	UBS AG	Heartland Dental Medical Office Portfolio - 3012 Anchor Drive
16.081	UBS AG	Heartland Dental Medical Office Portfolio - 1715 West Main Street
16.082	UBS AG	Heartland Dental Medical Office Portfolio - 10389 Big Bend Road
16.083	UBS AG	Heartland Dental Medical Office Portfolio - 7103 Whitestown Parkway
16.084	UBS AG	Heartland Dental Medical Office Portfolio - 2751 Fountain Place
16.085	UBS AG	Heartland Dental Medical Office Portfolio - 2030 Crossing Circle
16.086	UBS AG	Heartland Dental Medical Office Portfolio - 13101 East 96th Street North
16.087	UBS AG	Heartland Dental Medical Office Portfolio - 692 Essington Road
16.088	UBS AG	Heartland Dental Medical Office Portfolio - 240 Blossom Park Drive
16.089	UBS AG	Heartland Dental Medical Office Portfolio - 6005 Watson Boulevard
16.090	UBS AG	Heartland Dental Medical Office Portfolio - 3237 Sixes Road
16.091	UBS AG	Heartland Dental Medical Office Portfolio - 4030 Winder Highway
16.092	UBS AG	Heartland Dental Medical Office Portfolio - 8605 East State Road 70
16.093	UBS AG	Heartland Dental Medical Office Portfolio - 540 West Walnut Street
16.094	UBS AG	Heartland Dental Medical Office Portfolio - 5630 Plank Road
16.095	UBS AG	Heartland Dental Medical Office Portfolio - 10505 Lima Road
16.096	UBS AG	Heartland Dental Medical Office Portfolio - 7485 Vanderbilt Beach Boulevard
16.097	UBS AG	Heartland Dental Medical Office Portfolio - 2701 South Koke Mill Road
16.098	UBS AG	Heartland Dental Medical Office Portfolio - 22329 Greenview Parkway
16.099	UBS AG	Heartland Dental Medical Office Portfolio - 25000 Bernwood Drive
16.100	UBS AG	Heartland Dental Medical Office Portfolio - 3500 Clemson Boulevard
16.101	UBS AG	Heartland Dental Medical Office Portfolio - 2222 Highway 540A East
16.102	UBS AG	Heartland Dental Medical Office Portfolio - 1055 Pine Log Road
16.103	UBS AG	Heartland Dental Medical Office Portfolio - 4315 North Holland Sylvania Road
16.104	UBS AG	Heartland Dental Medical Office Portfolio - 21300 Town Commons Drive
16.105	UBS AG	Heartland Dental Medical Office Portfolio - 1905 Convenience Place
16.106	UBS AG	Heartland Dental Medical Office Portfolio - 3308 Platt Springs Road
16.107	UBS AG	Heartland Dental Medical Office Portfolio - 132 Milestone Way
16.108	UBS AG	Heartland Dental Medical Office Portfolio - 1429 Chester Boulevard
16.109	UBS AG	Heartland Dental Medical Office Portfolio - 1339 North Sumter Boulevard
16.110	UBS AG	Heartland Dental Medical Office Portfolio - 1536 Farm to Market 359 Road
16.111	UBS AG	Heartland Dental Medical Office Portfolio - 3585 North 168th Court
16.112	UBS AG	Heartland Dental Medical Office Portfolio - 1980 U.S. Highway 1 South
16.113	UBS AG	Heartland Dental Medical Office Portfolio - 13328 Metcalf Avenue
16.114	UBS AG	Heartland Dental Medical Office Portfolio - 826 West Lincoln Avenue
16.115	UBS AG	Heartland Dental Medical Office Portfolio - 1515 West 45th Avenue
16.116	UBS AG	Heartland Dental Medical Office Portfolio - 1012 Mill Pond Lane
16.117	UBS AG	Heartland Dental Medical Office Portfolio - 621 Chatham Avenue
16.118	UBS AG	Heartland Dental Medical Office Portfolio - 24940 South Tamiami Trail
16.119	UBS AG	Heartland Dental Medical Office Portfolio - 609 Front Street
16.120	UBS AG	Heartland Dental Medical Office Portfolio - 6190 LBJ Freeway
16.121	UBS AG	Heartland Dental Medical Office Portfolio - 3417 Schofield Avenue
16.122	UBS AG	Heartland Dental Medical Office Portfolio - 330 Park Place
16.123	UBS AG	Heartland Dental Medical Office Portfolio - 1490 North Green Mount Road
16.124	UBS AG	Heartland Dental Medical Office Portfolio - 213 Main Street
16.125	UBS AG	Heartland Dental Medical Office Portfolio - 11119 Hearth Road
16.126	UBS AG	Heartland Dental Medical Office Portfolio - 2362 West Boulevard Street
16.127	UBS AG	Heartland Dental Medical Office Portfolio - 2812 East Main Street
16.128	UBS AG	Heartland Dental Medical Office Portfolio - 1202 South Broad Street
16.129	UBS AG	Heartland Dental Medical Office Portfolio - 8790 Walnut Grove Road
16.130	UBS AG	Heartland Dental Medical Office Portfolio - 10708 East State Road 64
16.131	UBS AG	Heartland Dental Medical Office Portfolio - 2184 FM 3009
16.132	UBS AG	Heartland Dental Medical Office Portfolio - 2210 Boiling Springs Road
16.133	UBS AG	Heartland Dental Medical Office Portfolio - 3105 Kirby Whitten Road
16.134	UBS AG	Heartland Dental Medical Office Portfolio - 716 32nd Street South
16.135	UBS AG	Heartland Dental Medical Office Portfolio - 1010 West U.S. Route 6
16.136	UBS AG	Heartland Dental Medical Office Portfolio - 935 West Exchange Parkway
16.137	UBS AG	Heartland Dental Medical Office Portfolio - 3608 Jeffco Boulevard
16.138	UBS AG	Heartland Dental Medical Office Portfolio - 998 Williford Court
16.139	UBS AG	Heartland Dental Medical Office Portfolio - 4405 Highway 17
16.140	UBS AG	Heartland Dental Medical Office Portfolio - 3003 Twin Rivers Drive
16.141	UBS AG	Heartland Dental Medical Office Portfolio - 12260 Tamiami Trail East
16.142	UBS AG	Heartland Dental Medical Office Portfolio - 1405 South 25th Street
16.143	UBS AG	Heartland Dental Medical Office Portfolio - 12605 Troxler Avenue
16.144	UBS AG	Heartland Dental Medical Office Portfolio - 122 Stone Trace Drive
16.145	UBS AG	Heartland Dental Medical Office Portfolio - 4455 Florida National Drive
16.146	UBS AG	Heartland Dental Medical Office Portfolio - 3645 North Council Road
16.147	UBS AG	Heartland Dental Medical Office Portfolio - 9305 Market Square Drive
16.148	UBS AG	Heartland Dental Medical Office Portfolio - 3420 Bayside Lakes Boulevard Southeast
16.149	UBS AG	Heartland Dental Medical Office Portfolio - 309 West Ogden Avenue
16.150	UBS AG	Heartland Dental Medical Office Portfolio - 456 University Boulevard North
16.151	UBS AG	Heartland Dental Medical Office Portfolio - 1316 McMillan Street
16.152	UBS AG	Heartland Dental Medical Office Portfolio - 6233 Veterans Parkway
16.153	UBS AG	Heartland Dental Medical Office Portfolio - 116 Calumet Center Road
16.154	UBS AG	Heartland Dental Medical Office Portfolio - 828 South Main Street
16.155	UBS AG	Heartland Dental Medical Office Portfolio - 7200 Red Hawk Court
16.156	UBS AG	Heartland Dental Medical Office Portfolio - 303 Ashby Park Lane
16.157	UBS AG	Heartland Dental Medical Office Portfolio - 3106 Professional Plaza
16.158	UBS AG	Heartland Dental Medical Office Portfolio - 1950 Chesley Drive

EXH. A-31

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Monthly Replacement Reserve ($)(15)	Replacement Reserve Cap ($)	Replacement Reserve Escrow - Cash or LoC	Replacement Reserve Escrow - LoC Counterparty	Upfront TI/LC Reserve ($)
16.159	UBS AG	Heartland Dental Medical Office Portfolio - 104 South Houston Road
16.160	UBS AG	Heartland Dental Medical Office Portfolio - 103 East Tatum Avenue
16.161	UBS AG	Heartland Dental Medical Office Portfolio - 165 Juniper Circle
16.162	UBS AG	Heartland Dental Medical Office Portfolio - 135 East Broadway Street
16.163	UBS AG	Heartland Dental Medical Office Portfolio - 9360 Two Notch Road
16.164	UBS AG	Heartland Dental Medical Office Portfolio - 12988 Georgia Highway 9
16.165	UBS AG	Heartland Dental Medical Office Portfolio - 5 Jannell Court
16.166	UBS AG	Heartland Dental Medical Office Portfolio - 1617 East Main Street
16.167	UBS AG	Heartland Dental Medical Office Portfolio - 2116 Vista Oeste North West, Unit 202
16.168	UBS AG	Heartland Dental Medical Office Portfolio - 50 South Kyrene Road, Suite 5
16.169	UBS AG	Heartland Dental Medical Office Portfolio - 101 Rice Bent Way Suite 4
17	UBS AG	InnVite Hospitality Portfolio	24,593	0	Cash	NAP	0
17.01	UBS AG	Hampton Inn Sidney
17.02	UBS AG	Best Western Plus Dayton Northwest
17.03	UBS AG	Best Western Plus Dayton South
17.04	UBS AG	Quality Inn & Suites South/Obetz
17.05	UBS AG	Super 8 Zanesville
19	UBS AG	Marketplace at Smyrna	2,636	0	Cash	NAP	0
22	UBS AG	Houport Mixed Use Portfolio	3,614	0	Cash	NAP	250,000
22.01	UBS AG	Katy
22.02	UBS AG	Westway
22.03	UBS AG	Pineway
44	UBS AG	Fairfield Inn & Suites - Colorado Springs North	8,931	0	Cash	NAP	0
46	UBS AG	Confluence Portfolio	5,825	0	Cash	NAP	0
46.01	UBS AG	Ashley Chase Apartments
46.02	UBS AG	South Guignard Apartments (Lift Homes)
46.03	UBS AG	Cambridge Court Apartments
48	UBS AG	Holiday Inn Express & Suites Woodward	6,902	0	Cash	NAP	0
49	UBS AG	Oak Meadows & Brookview Place	6,917	0	Cash	NAP	0
49.01	UBS AG	Brookview Place
49.02	UBS AG	Oak Meadows
61	UBS AG	Walgreens Houma	0	0	NAP	NAP	0
63	UBS AG	Gallatin Manor	1,000	0	Cash	NAP	0

EXH. A-32

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Monthly TI/LC Reserve ($)	TI/LC Reserve Cap ($)	TI/LC Escrow - Cash or LoC	TI/LC Escrow - LoC Counterparty	Debt Service Escrow (Initial) ($)
8	UBS AG	The Colonnade Office Complex	89,933	6,000,000	Cash	NAP	0
10	UBS AG	Great Value Storage Portfolio	0	NAP	NAP	NAP	0
10.01	UBS AG	GVS - 6250 Westward Lane
10.02	UBS AG	GVS - 1223, 1235, 1431, 1441, 1451, 1491, 1527, 1543 & 1559 North Nellis Boulevard
10.03	UBS AG	GVS - 9530 Skillman Street
10.04	UBS AG	GVS - 4311 Samuell Boulevard
10.05	UBS AG	GVS - 9010 Emmett F Lowry Expressway
10.06	UBS AG	GVS - 9984 South Old State Road
10.07	UBS AG	GVS - 10640 Hempstead Road
10.08	UBS AG	GVS - 7273 Kearney Street and 6345 East 78th Avenue
10.09	UBS AG	GVS - 4641 Production Drive
10.10	UBS AG	GVS - 920 Highway 80 East
10.11	UBS AG	GVS - 2202 North Market Street
10.12	UBS AG	GVS - 111 North Layfair Drive
10.13	UBS AG	GVS - 435 Congress Park Drive
10.14	UBS AG	GVS - 765 South Street
10.15	UBS AG	GVS - 410 Gulf Freeway
10.16	UBS AG	GVS - 5199 Westerville Road
10.17	UBS AG	GVS - 2502 Bay Street
10.18	UBS AG	GVS - 1710 North Cunningham Avenue
10.19	UBS AG	GVS - 7821 Taylor Road
10.20	UBS AG	GVS - 9600 Marion Ridge
10.21	UBS AG	GVS - 4901 South Freeway
10.22	UBS AG	GVS - 15300 Kuykendahl Road
10.23	UBS AG	GVS - 9951 Harwin Road
10.24	UBS AG	GVS - 2033 Oak Grove Road
10.25	UBS AG	GVS - 11702 Beechnut Street
10.26	UBS AG	GVS - 13825 FM 306
10.27	UBS AG	GVS - 5550 Antoine Drive
10.28	UBS AG	GVS - 580 East Dublin Granville Road
10.29	UBS AG	GVS - 7986 Southern Boulevard
10.30	UBS AG	GVS - 1330 Georgesville Road
10.31	UBS AG	GVS - 123 South Meridian Road
10.32	UBS AG	GVS - 3380 North Post Road
10.33	UBS AG	GVS - 2150 Wirt Road
10.34	UBS AG	GVS - 5301 Tamarack Circle East
10.35	UBS AG	GVS - 443 Laredo Street
10.36	UBS AG	GVS - 1661 and 1670 West Government Street
10.37	UBS AG	GVS - 8450 Cook Road
10.38	UBS AG	GVS - 613 North Freeway
10.39	UBS AG	GVS - 10601 West Fairmont Parkway
10.40	UBS AG	GVS - 7200 Tussing Road
10.41	UBS AG	GVS - 14318 Highway 249
10.42	UBS AG	GVS - 1910 25th Avenue North
10.43	UBS AG	GVS - 8501 North Springboro Pike
10.44	UBS AG	GVS - 4145 State Route 741
10.45	UBS AG	GVS - 1961 Covington Pike
10.46	UBS AG	GVS - 3785 Shiloh Springs Road
10.47	UBS AG	GVS - 1585 Lexington Avenue
10.48	UBS AG	GVS - 1594 Route 9G
10.49	UBS AG	GVS - 8320 Alabonson Road
10.50	UBS AG	GVS - 10013 FM 620
10.51	UBS AG	GVS - 426 North Smithville Road
10.52	UBS AG	GVS - 60 Westpark Road
10.53	UBS AG	GVS - 2407 South U.S. Highway 183
10.54	UBS AG	GVS - 5811 North Houston Rosslyn Road
10.55	UBS AG	GVS - 3412 Garth Road
10.56	UBS AG	GVS - 941 Fairmont Parkway
10.57	UBS AG	GVS - 632 Timkin Road
10.58	UBS AG	GVS - 8801 Boone Road
10.59	UBS AG	GVS - 3951 Highway 78
10.60	UBS AG	GVS - 16905 Indian Chief Drive
10.61	UBS AG	GVS - 16530 West Hardy Road
10.62	UBS AG	GVS - 4806 Marie Lane
10.63	UBS AG	GVS - 1151 East Expressway 83
10.64	UBS AG	GVS - 7116 South IH-35 Frontage Road
11	UBS AG	The Block Northway	0	1,000,000	Cash	NAP	0
12	UBS AG	Wolverine Portfolio	0	0	NAP	NAP	0
12.01	UBS AG	Apple Tree Estates
12.02	UBS AG	South Lyon
12.03	UBS AG	Metro Commons
12.04	UBS AG	Brighton Village
12.05	UBS AG	College Heights
12.06	UBS AG	Hillcrest
12.07	UBS AG	Royal Village
12.08	UBS AG	Fernwood
12.09	UBS AG	Satellite Bay
12.10	UBS AG	Chalet Village
16	UBS AG	Heartland Dental Medical Office Portfolio	80,208	$2.00 per square foot of gross leasable area at the Properties.	Cash	NAP	0

EXH. A-33

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Monthly TI/LC Reserve ($)	TI/LC Reserve Cap ($)	TI/LC Escrow - Cash or LoC	TI/LC Escrow - LoC Counterparty	Debt Service Escrow (Initial) ($)
16.001	UBS AG	Heartland Dental Medical Office Portfolio - 1200 Network Centre Drive
16.002	UBS AG	Heartland Dental Medical Office Portfolio - 9150 North East Barry Road
16.003	UBS AG	Heartland Dental Medical Office Portfolio - 11925 Jones Bridge Road
16.004	UBS AG	Heartland Dental Medical Office Portfolio - 200 Brevco Plaza
16.005	UBS AG	Heartland Dental Medical Office Portfolio - 1760 West Virginia Street
16.006	UBS AG	Heartland Dental Medical Office Portfolio - 117 St. Patrick’s Drive
16.007	UBS AG	Heartland Dental Medical Office Portfolio - 1647 County Road 220
16.008	UBS AG	Heartland Dental Medical Office Portfolio - 3500 East Highway 377
16.009	UBS AG	Heartland Dental Medical Office Portfolio - 4112 North Belt Highway
16.010	UBS AG	Heartland Dental Medical Office Portfolio - 3009 Winghaven Boulevard
16.011	UBS AG	Heartland Dental Medical Office Portfolio - 2202 Althoff Drive
16.012	UBS AG	Heartland Dental Medical Office Portfolio - 3820 Wabash Avenue
16.013	UBS AG	Heartland Dental Medical Office Portfolio - 561 East Lincoln Highway
16.014	UBS AG	Heartland Dental Medical Office Portfolio - 508 South 52nd Street
16.015	UBS AG	Heartland Dental Medical Office Portfolio - 1025 Ashley Street
16.016	UBS AG	Heartland Dental Medical Office Portfolio - 440 Erie Parkway
16.017	UBS AG	Heartland Dental Medical Office Portfolio - 1381 Citrus Tower Boulevard
16.018	UBS AG	Heartland Dental Medical Office Portfolio - 1751 Pleasant Road
16.019	UBS AG	Heartland Dental Medical Office Portfolio - 9625 Lake Nona Village Place
16.020	UBS AG	Heartland Dental Medical Office Portfolio - 615 Saint James Avenue
16.021	UBS AG	Heartland Dental Medical Office Portfolio - 13816 Narcoossee Road
16.022	UBS AG	Heartland Dental Medical Office Portfolio - 1695 Wells Road
16.023	UBS AG	Heartland Dental Medical Office Portfolio - 4355 Suwanee Dam Road
16.024	UBS AG	Heartland Dental Medical Office Portfolio - 7310 North Villa Drive
16.025	UBS AG	Heartland Dental Medical Office Portfolio - 299A Indian Lake Boulevard
16.026	UBS AG	Heartland Dental Medical Office Portfolio - 2455 East Main Street
16.027	UBS AG	Heartland Dental Medical Office Portfolio - 630 East Markey Parkway
16.028	UBS AG	Heartland Dental Medical Office Portfolio - 1613 East Pflugerville Parkway
16.029	UBS AG	Heartland Dental Medical Office Portfolio - 782 Belle Terre Parkway
16.030	UBS AG	Heartland Dental Medical Office Portfolio - 11890 Highway 707
16.031	UBS AG	Heartland Dental Medical Office Portfolio - 7551 Osceola Polk Line Road
16.032	UBS AG	Heartland Dental Medical Office Portfolio - 100 Piper Hill Drive
16.033	UBS AG	Heartland Dental Medical Office Portfolio - 8624 Lee Vista Boulevard
16.034	UBS AG	Heartland Dental Medical Office Portfolio - 149 Tuscan Way
16.035	UBS AG	Heartland Dental Medical Office Portfolio - 2740 Prairie Crossing Drive
16.036	UBS AG	Heartland Dental Medical Office Portfolio - 2066 Bruce B. Downs Boulevard
16.037	UBS AG	Heartland Dental Medical Office Portfolio - 209 Latitude Lane
16.038	UBS AG	Heartland Dental Medical Office Portfolio - 4608 South West College Road
16.039	UBS AG	Heartland Dental Medical Office Portfolio - 1315 Bell Road
16.040	UBS AG	Heartland Dental Medical Office Portfolio - 4237 U.S. Highway 1 South
16.041	UBS AG	Heartland Dental Medical Office Portfolio - 1521 East Debbie Lane
16.042	UBS AG	Heartland Dental Medical Office Portfolio - 3152 South Broadway
16.043	UBS AG	Heartland Dental Medical Office Portfolio - 8701 South Garnett Road
16.044	UBS AG	Heartland Dental Medical Office Portfolio - 450 South Weber Road
16.045	UBS AG	Heartland Dental Medical Office Portfolio - 840 Nissan Drive
16.046	UBS AG	Heartland Dental Medical Office Portfolio - 12222 Route 47
16.047	UBS AG	Heartland Dental Medical Office Portfolio - 3415 Livernois Road
16.048	UBS AG	Heartland Dental Medical Office Portfolio - 5309 Buffalo Gap Road
16.049	UBS AG	Heartland Dental Medical Office Portfolio - 8190 Windfall Lane
16.050	UBS AG	Heartland Dental Medical Office Portfolio - 2620 East Highway 50
16.051	UBS AG	Heartland Dental Medical Office Portfolio - 10670 Southwest Tradition Square
16.052	UBS AG	Heartland Dental Medical Office Portfolio - 4939 Courthouse Street
16.053	UBS AG	Heartland Dental Medical Office Portfolio - 2301 Old Canoe Creek Road
16.054	UBS AG	Heartland Dental Medical Office Portfolio - 507 North Hershey Road
16.055	UBS AG	Heartland Dental Medical Office Portfolio - 242 Southwoods Center
16.056	UBS AG	Heartland Dental Medical Office Portfolio - 3016 Columbia Avenue
16.057	UBS AG	Heartland Dental Medical Office Portfolio - 4120 North 197th Avenue
16.058	UBS AG	Heartland Dental Medical Office Portfolio - 13794 Beach Boulevard
16.059	UBS AG	Heartland Dental Medical Office Portfolio - 3037 Southwest Port St. Lucie Boulevard
16.060	UBS AG	Heartland Dental Medical Office Portfolio - 1840 Dekalb Avenue
16.061	UBS AG	Heartland Dental Medical Office Portfolio - 9100 Highway 119
16.062	UBS AG	Heartland Dental Medical Office Portfolio - 42 Market Square Road
16.063	UBS AG	Heartland Dental Medical Office Portfolio - 2707 Sycamore Road
16.064	UBS AG	Heartland Dental Medical Office Portfolio - 2014 Lime Kiln Road
16.065	UBS AG	Heartland Dental Medical Office Portfolio - 103 Farabee Drive North
16.066	UBS AG	Heartland Dental Medical Office Portfolio - 4999 North Tanner Road
16.067	UBS AG	Heartland Dental Medical Office Portfolio - 674 Lake Joy Road
16.068	UBS AG	Heartland Dental Medical Office Portfolio - 1828 IN-44
16.069	UBS AG	Heartland Dental Medical Office Portfolio - 2950 South Rutherford Boulevard
16.070	UBS AG	Heartland Dental Medical Office Portfolio - 545 East Hunt Highway
16.071	UBS AG	Heartland Dental Medical Office Portfolio - 17810 Pierce Plaza
16.072	UBS AG	Heartland Dental Medical Office Portfolio - 5445 South Williamson Boulevard
16.073	UBS AG	Heartland Dental Medical Office Portfolio - 780 East-West Connector South West
16.074	UBS AG	Heartland Dental Medical Office Portfolio - 16620 West 159th Street
16.075	UBS AG	Heartland Dental Medical Office Portfolio - 13851 North US Highway 441
16.076	UBS AG	Heartland Dental Medical Office Portfolio - 3120 Mahan Drive
16.077	UBS AG	Heartland Dental Medical Office Portfolio - 2000 Veterans Memorial Parkway South
16.078	UBS AG	Heartland Dental Medical Office Portfolio - 1402 U.S. Route 12
16.079	UBS AG	Heartland Dental Medical Office Portfolio - 1776 Blanding Boulevard

EXH. A-34

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Monthly TI/LC Reserve ($)	TI/LC Reserve Cap ($)	TI/LC Escrow - Cash or LoC	TI/LC Escrow - LoC Counterparty	Debt Service Escrow (Initial) ($)
16.080	UBS AG	Heartland Dental Medical Office Portfolio - 3012 Anchor Drive
16.081	UBS AG	Heartland Dental Medical Office Portfolio - 1715 West Main Street
16.082	UBS AG	Heartland Dental Medical Office Portfolio - 10389 Big Bend Road
16.083	UBS AG	Heartland Dental Medical Office Portfolio - 7103 Whitestown Parkway
16.084	UBS AG	Heartland Dental Medical Office Portfolio - 2751 Fountain Place
16.085	UBS AG	Heartland Dental Medical Office Portfolio - 2030 Crossing Circle
16.086	UBS AG	Heartland Dental Medical Office Portfolio - 13101 East 96th Street North
16.087	UBS AG	Heartland Dental Medical Office Portfolio - 692 Essington Road
16.088	UBS AG	Heartland Dental Medical Office Portfolio - 240 Blossom Park Drive
16.089	UBS AG	Heartland Dental Medical Office Portfolio - 6005 Watson Boulevard
16.090	UBS AG	Heartland Dental Medical Office Portfolio - 3237 Sixes Road
16.091	UBS AG	Heartland Dental Medical Office Portfolio - 4030 Winder Highway
16.092	UBS AG	Heartland Dental Medical Office Portfolio - 8605 East State Road 70
16.093	UBS AG	Heartland Dental Medical Office Portfolio - 540 West Walnut Street
16.094	UBS AG	Heartland Dental Medical Office Portfolio - 5630 Plank Road
16.095	UBS AG	Heartland Dental Medical Office Portfolio - 10505 Lima Road
16.096	UBS AG	Heartland Dental Medical Office Portfolio - 7485 Vanderbilt Beach Boulevard
16.097	UBS AG	Heartland Dental Medical Office Portfolio - 2701 South Koke Mill Road
16.098	UBS AG	Heartland Dental Medical Office Portfolio - 22329 Greenview Parkway
16.099	UBS AG	Heartland Dental Medical Office Portfolio - 25000 Bernwood Drive
16.100	UBS AG	Heartland Dental Medical Office Portfolio - 3500 Clemson Boulevard
16.101	UBS AG	Heartland Dental Medical Office Portfolio - 2222 Highway 540A East
16.102	UBS AG	Heartland Dental Medical Office Portfolio - 1055 Pine Log Road
16.103	UBS AG	Heartland Dental Medical Office Portfolio - 4315 North Holland Sylvania Road
16.104	UBS AG	Heartland Dental Medical Office Portfolio - 21300 Town Commons Drive
16.105	UBS AG	Heartland Dental Medical Office Portfolio - 1905 Convenience Place
16.106	UBS AG	Heartland Dental Medical Office Portfolio - 3308 Platt Springs Road
16.107	UBS AG	Heartland Dental Medical Office Portfolio - 132 Milestone Way
16.108	UBS AG	Heartland Dental Medical Office Portfolio - 1429 Chester Boulevard
16.109	UBS AG	Heartland Dental Medical Office Portfolio - 1339 North Sumter Boulevard
16.110	UBS AG	Heartland Dental Medical Office Portfolio - 1536 Farm to Market 359 Road
16.111	UBS AG	Heartland Dental Medical Office Portfolio - 3585 North 168th Court
16.112	UBS AG	Heartland Dental Medical Office Portfolio - 1980 U.S. Highway 1 South
16.113	UBS AG	Heartland Dental Medical Office Portfolio - 13328 Metcalf Avenue
16.114	UBS AG	Heartland Dental Medical Office Portfolio - 826 West Lincoln Avenue
16.115	UBS AG	Heartland Dental Medical Office Portfolio - 1515 West 45th Avenue
16.116	UBS AG	Heartland Dental Medical Office Portfolio - 1012 Mill Pond Lane
16.117	UBS AG	Heartland Dental Medical Office Portfolio - 621 Chatham Avenue
16.118	UBS AG	Heartland Dental Medical Office Portfolio - 24940 South Tamiami Trail
16.119	UBS AG	Heartland Dental Medical Office Portfolio - 609 Front Street
16.120	UBS AG	Heartland Dental Medical Office Portfolio - 6190 LBJ Freeway
16.121	UBS AG	Heartland Dental Medical Office Portfolio - 3417 Schofield Avenue
16.122	UBS AG	Heartland Dental Medical Office Portfolio - 330 Park Place
16.123	UBS AG	Heartland Dental Medical Office Portfolio - 1490 North Green Mount Road
16.124	UBS AG	Heartland Dental Medical Office Portfolio - 213 Main Street
16.125	UBS AG	Heartland Dental Medical Office Portfolio - 11119 Hearth Road
16.126	UBS AG	Heartland Dental Medical Office Portfolio - 2362 West Boulevard Street
16.127	UBS AG	Heartland Dental Medical Office Portfolio - 2812 East Main Street
16.128	UBS AG	Heartland Dental Medical Office Portfolio - 1202 South Broad Street
16.129	UBS AG	Heartland Dental Medical Office Portfolio - 8790 Walnut Grove Road
16.130	UBS AG	Heartland Dental Medical Office Portfolio - 10708 East State Road 64
16.131	UBS AG	Heartland Dental Medical Office Portfolio - 2184 FM 3009
16.132	UBS AG	Heartland Dental Medical Office Portfolio - 2210 Boiling Springs Road
16.133	UBS AG	Heartland Dental Medical Office Portfolio - 3105 Kirby Whitten Road
16.134	UBS AG	Heartland Dental Medical Office Portfolio - 716 32nd Street South
16.135	UBS AG	Heartland Dental Medical Office Portfolio - 1010 West U.S. Route 6
16.136	UBS AG	Heartland Dental Medical Office Portfolio - 935 West Exchange Parkway
16.137	UBS AG	Heartland Dental Medical Office Portfolio - 3608 Jeffco Boulevard
16.138	UBS AG	Heartland Dental Medical Office Portfolio - 998 Williford Court
16.139	UBS AG	Heartland Dental Medical Office Portfolio - 4405 Highway 17
16.140	UBS AG	Heartland Dental Medical Office Portfolio - 3003 Twin Rivers Drive
16.141	UBS AG	Heartland Dental Medical Office Portfolio - 12260 Tamiami Trail East
16.142	UBS AG	Heartland Dental Medical Office Portfolio - 1405 South 25th Street
16.143	UBS AG	Heartland Dental Medical Office Portfolio - 12605 Troxler Avenue
16.144	UBS AG	Heartland Dental Medical Office Portfolio - 122 Stone Trace Drive
16.145	UBS AG	Heartland Dental Medical Office Portfolio - 4455 Florida National Drive
16.146	UBS AG	Heartland Dental Medical Office Portfolio - 3645 North Council Road
16.147	UBS AG	Heartland Dental Medical Office Portfolio - 9305 Market Square Drive
16.148	UBS AG	Heartland Dental Medical Office Portfolio - 3420 Bayside Lakes Boulevard Southeast
16.149	UBS AG	Heartland Dental Medical Office Portfolio - 309 West Ogden Avenue
16.150	UBS AG	Heartland Dental Medical Office Portfolio - 456 University Boulevard North
16.151	UBS AG	Heartland Dental Medical Office Portfolio - 1316 McMillan Street
16.152	UBS AG	Heartland Dental Medical Office Portfolio - 6233 Veterans Parkway
16.153	UBS AG	Heartland Dental Medical Office Portfolio - 116 Calumet Center Road
16.154	UBS AG	Heartland Dental Medical Office Portfolio - 828 South Main Street
16.155	UBS AG	Heartland Dental Medical Office Portfolio - 7200 Red Hawk Court
16.156	UBS AG	Heartland Dental Medical Office Portfolio - 303 Ashby Park Lane
16.157	UBS AG	Heartland Dental Medical Office Portfolio - 3106 Professional Plaza
16.158	UBS AG	Heartland Dental Medical Office Portfolio - 1950 Chesley Drive

EXH. A-35

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Monthly TI/LC Reserve ($)	TI/LC Reserve Cap ($)	TI/LC Escrow - Cash or LoC	TI/LC Escrow - LoC Counterparty	Debt Service Escrow (Initial) ($)
16.159	UBS AG	Heartland Dental Medical Office Portfolio - 104 South Houston Road
16.160	UBS AG	Heartland Dental Medical Office Portfolio - 103 East Tatum Avenue
16.161	UBS AG	Heartland Dental Medical Office Portfolio - 165 Juniper Circle
16.162	UBS AG	Heartland Dental Medical Office Portfolio - 135 East Broadway Street
16.163	UBS AG	Heartland Dental Medical Office Portfolio - 9360 Two Notch Road
16.164	UBS AG	Heartland Dental Medical Office Portfolio - 12988 Georgia Highway 9
16.165	UBS AG	Heartland Dental Medical Office Portfolio - 5 Jannell Court
16.166	UBS AG	Heartland Dental Medical Office Portfolio - 1617 East Main Street
16.167	UBS AG	Heartland Dental Medical Office Portfolio - 2116 Vista Oeste North West, Unit 202
16.168	UBS AG	Heartland Dental Medical Office Portfolio - 50 South Kyrene Road, Suite 5
16.169	UBS AG	Heartland Dental Medical Office Portfolio - 101 Rice Bent Way Suite 4
17	UBS AG	InnVite Hospitality Portfolio	0	0	NAP	NAP	0
17.01	UBS AG	Hampton Inn Sidney
17.02	UBS AG	Best Western Plus Dayton Northwest
17.03	UBS AG	Best Western Plus Dayton South
17.04	UBS AG	Quality Inn & Suites South/Obetz
17.05	UBS AG	Super 8 Zanesville
19	UBS AG	Marketplace at Smyrna	9,894	400,000	Cash	NAP	0
22	UBS AG	Houport Mixed Use Portfolio	9,035	0	Cash	NAP	0
22.01	UBS AG	Katy
22.02	UBS AG	Westway
22.03	UBS AG	Pineway
44	UBS AG	Fairfield Inn & Suites - Colorado Springs North	0	0	NAP	NAP	0
46	UBS AG	Confluence Portfolio	0	0	NAP	NAP	0
46.01	UBS AG	Ashley Chase Apartments
46.02	UBS AG	South Guignard Apartments (Lift Homes)
46.03	UBS AG	Cambridge Court Apartments
48	UBS AG	Holiday Inn Express & Suites Woodward	0	0	NAP	NAP	0
49	UBS AG	Oak Meadows & Brookview Place	0	0	NAP	NAP	0
49.01	UBS AG	Brookview Place
49.02	UBS AG	Oak Meadows
61	UBS AG	Walgreens Houma	0	0	NAP	NAP	0
63	UBS AG	Gallatin Manor	0	0	NAP	NAP	0

EXH. A-36

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Debt Service Escrow (Monthly) ($)	Debt Service Escrow - Cash or LoC	Debt Service Escrow - LoC Counterparty	Other Escrow I Reserve Description	Other Escrow I (Initial) ($)
8	UBS AG	The Colonnade Office Complex	0	NAP	NAP	Tenant Free Rent Funds	631,755
10	UBS AG	Great Value Storage Portfolio	0	NAP	NAP	NAP	0
10.01	UBS AG	GVS - 6250 Westward Lane
10.02	UBS AG	GVS - 1223, 1235, 1431, 1441, 1451, 1491, 1527, 1543 & 1559 North Nellis Boulevard
10.03	UBS AG	GVS - 9530 Skillman Street
10.04	UBS AG	GVS - 4311 Samuell Boulevard
10.05	UBS AG	GVS - 9010 Emmett F Lowry Expressway
10.06	UBS AG	GVS - 9984 South Old State Road
10.07	UBS AG	GVS - 10640 Hempstead Road
10.08	UBS AG	GVS - 7273 Kearney Street and 6345 East 78th Avenue
10.09	UBS AG	GVS - 4641 Production Drive
10.10	UBS AG	GVS - 920 Highway 80 East
10.11	UBS AG	GVS - 2202 North Market Street
10.12	UBS AG	GVS - 111 North Layfair Drive
10.13	UBS AG	GVS - 435 Congress Park Drive
10.14	UBS AG	GVS - 765 South Street
10.15	UBS AG	GVS - 410 Gulf Freeway
10.16	UBS AG	GVS - 5199 Westerville Road
10.17	UBS AG	GVS - 2502 Bay Street
10.18	UBS AG	GVS - 1710 North Cunningham Avenue
10.19	UBS AG	GVS - 7821 Taylor Road
10.20	UBS AG	GVS - 9600 Marion Ridge
10.21	UBS AG	GVS - 4901 South Freeway
10.22	UBS AG	GVS - 15300 Kuykendahl Road
10.23	UBS AG	GVS - 9951 Harwin Road
10.24	UBS AG	GVS - 2033 Oak Grove Road
10.25	UBS AG	GVS - 11702 Beechnut Street
10.26	UBS AG	GVS - 13825 FM 306
10.27	UBS AG	GVS - 5550 Antoine Drive
10.28	UBS AG	GVS - 580 East Dublin Granville Road
10.29	UBS AG	GVS - 7986 Southern Boulevard
10.30	UBS AG	GVS - 1330 Georgesville Road
10.31	UBS AG	GVS - 123 South Meridian Road
10.32	UBS AG	GVS - 3380 North Post Road
10.33	UBS AG	GVS - 2150 Wirt Road
10.34	UBS AG	GVS - 5301 Tamarack Circle East
10.35	UBS AG	GVS - 443 Laredo Street
10.36	UBS AG	GVS - 1661 and 1670 West Government Street
10.37	UBS AG	GVS - 8450 Cook Road
10.38	UBS AG	GVS - 613 North Freeway
10.39	UBS AG	GVS - 10601 West Fairmont Parkway
10.40	UBS AG	GVS - 7200 Tussing Road
10.41	UBS AG	GVS - 14318 Highway 249
10.42	UBS AG	GVS - 1910 25th Avenue North
10.43	UBS AG	GVS - 8501 North Springboro Pike
10.44	UBS AG	GVS - 4145 State Route 741
10.45	UBS AG	GVS - 1961 Covington Pike
10.46	UBS AG	GVS - 3785 Shiloh Springs Road
10.47	UBS AG	GVS - 1585 Lexington Avenue
10.48	UBS AG	GVS - 1594 Route 9G
10.49	UBS AG	GVS - 8320 Alabonson Road
10.50	UBS AG	GVS - 10013 FM 620
10.51	UBS AG	GVS - 426 North Smithville Road
10.52	UBS AG	GVS - 60 Westpark Road
10.53	UBS AG	GVS - 2407 South U.S. Highway 183
10.54	UBS AG	GVS - 5811 North Houston Rosslyn Road
10.55	UBS AG	GVS - 3412 Garth Road
10.56	UBS AG	GVS - 941 Fairmont Parkway
10.57	UBS AG	GVS - 632 Timkin Road
10.58	UBS AG	GVS - 8801 Boone Road
10.59	UBS AG	GVS - 3951 Highway 78
10.60	UBS AG	GVS - 16905 Indian Chief Drive
10.61	UBS AG	GVS - 16530 West Hardy Road
10.62	UBS AG	GVS - 4806 Marie Lane
10.63	UBS AG	GVS - 1151 East Expressway 83
10.64	UBS AG	GVS - 7116 South IH-35 Frontage Road
11	UBS AG	The Block Northway	0	NAP	NAP	Contract Tenant Achievement Funds	310,000
12	UBS AG	Wolverine Portfolio	0	NAP	NAP	Mobile Home Use Funds	0
12.01	UBS AG	Apple Tree Estates
12.02	UBS AG	South Lyon
12.03	UBS AG	Metro Commons
12.04	UBS AG	Brighton Village
12.05	UBS AG	College Heights
12.06	UBS AG	Hillcrest
12.07	UBS AG	Royal Village
12.08	UBS AG	Fernwood
12.09	UBS AG	Satellite Bay
12.10	UBS AG	Chalet Village
16	UBS AG	Heartland Dental Medical Office Portfolio	0	NAP	NAP	Rent Concession Funds	62,050

EXH. A-37

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Debt Service Escrow (Monthly) ($)	Debt Service Escrow - Cash or LoC	Debt Service Escrow - LoC Counterparty	Other Escrow I Reserve Description	Other Escrow I (Initial) ($)
16.001	UBS AG	Heartland Dental Medical Office Portfolio - 1200 Network Centre Drive
16.002	UBS AG	Heartland Dental Medical Office Portfolio - 9150 North East Barry Road
16.003	UBS AG	Heartland Dental Medical Office Portfolio - 11925 Jones Bridge Road
16.004	UBS AG	Heartland Dental Medical Office Portfolio - 200 Brevco Plaza
16.005	UBS AG	Heartland Dental Medical Office Portfolio - 1760 West Virginia Street
16.006	UBS AG	Heartland Dental Medical Office Portfolio - 117 St. Patrick’s Drive
16.007	UBS AG	Heartland Dental Medical Office Portfolio - 1647 County Road 220
16.008	UBS AG	Heartland Dental Medical Office Portfolio - 3500 East Highway 377
16.009	UBS AG	Heartland Dental Medical Office Portfolio - 4112 North Belt Highway
16.010	UBS AG	Heartland Dental Medical Office Portfolio - 3009 Winghaven Boulevard
16.011	UBS AG	Heartland Dental Medical Office Portfolio - 2202 Althoff Drive
16.012	UBS AG	Heartland Dental Medical Office Portfolio - 3820 Wabash Avenue
16.013	UBS AG	Heartland Dental Medical Office Portfolio - 561 East Lincoln Highway
16.014	UBS AG	Heartland Dental Medical Office Portfolio - 508 South 52nd Street
16.015	UBS AG	Heartland Dental Medical Office Portfolio - 1025 Ashley Street
16.016	UBS AG	Heartland Dental Medical Office Portfolio - 440 Erie Parkway
16.017	UBS AG	Heartland Dental Medical Office Portfolio - 1381 Citrus Tower Boulevard
16.018	UBS AG	Heartland Dental Medical Office Portfolio - 1751 Pleasant Road
16.019	UBS AG	Heartland Dental Medical Office Portfolio - 9625 Lake Nona Village Place
16.020	UBS AG	Heartland Dental Medical Office Portfolio - 615 Saint James Avenue
16.021	UBS AG	Heartland Dental Medical Office Portfolio - 13816 Narcoossee Road
16.022	UBS AG	Heartland Dental Medical Office Portfolio - 1695 Wells Road
16.023	UBS AG	Heartland Dental Medical Office Portfolio - 4355 Suwanee Dam Road
16.024	UBS AG	Heartland Dental Medical Office Portfolio - 7310 North Villa Drive
16.025	UBS AG	Heartland Dental Medical Office Portfolio - 299A Indian Lake Boulevard
16.026	UBS AG	Heartland Dental Medical Office Portfolio - 2455 East Main Street
16.027	UBS AG	Heartland Dental Medical Office Portfolio - 630 East Markey Parkway
16.028	UBS AG	Heartland Dental Medical Office Portfolio - 1613 East Pflugerville Parkway
16.029	UBS AG	Heartland Dental Medical Office Portfolio - 782 Belle Terre Parkway
16.030	UBS AG	Heartland Dental Medical Office Portfolio - 11890 Highway 707
16.031	UBS AG	Heartland Dental Medical Office Portfolio - 7551 Osceola Polk Line Road
16.032	UBS AG	Heartland Dental Medical Office Portfolio - 100 Piper Hill Drive
16.033	UBS AG	Heartland Dental Medical Office Portfolio - 8624 Lee Vista Boulevard
16.034	UBS AG	Heartland Dental Medical Office Portfolio - 149 Tuscan Way
16.035	UBS AG	Heartland Dental Medical Office Portfolio - 2740 Prairie Crossing Drive
16.036	UBS AG	Heartland Dental Medical Office Portfolio - 2066 Bruce B. Downs Boulevard
16.037	UBS AG	Heartland Dental Medical Office Portfolio - 209 Latitude Lane
16.038	UBS AG	Heartland Dental Medical Office Portfolio - 4608 South West College Road
16.039	UBS AG	Heartland Dental Medical Office Portfolio - 1315 Bell Road
16.040	UBS AG	Heartland Dental Medical Office Portfolio - 4237 U.S. Highway 1 South
16.041	UBS AG	Heartland Dental Medical Office Portfolio - 1521 East Debbie Lane
16.042	UBS AG	Heartland Dental Medical Office Portfolio - 3152 South Broadway
16.043	UBS AG	Heartland Dental Medical Office Portfolio - 8701 South Garnett Road
16.044	UBS AG	Heartland Dental Medical Office Portfolio - 450 South Weber Road
16.045	UBS AG	Heartland Dental Medical Office Portfolio - 840 Nissan Drive
16.046	UBS AG	Heartland Dental Medical Office Portfolio - 12222 Route 47
16.047	UBS AG	Heartland Dental Medical Office Portfolio - 3415 Livernois Road
16.048	UBS AG	Heartland Dental Medical Office Portfolio - 5309 Buffalo Gap Road
16.049	UBS AG	Heartland Dental Medical Office Portfolio - 8190 Windfall Lane
16.050	UBS AG	Heartland Dental Medical Office Portfolio - 2620 East Highway 50
16.051	UBS AG	Heartland Dental Medical Office Portfolio - 10670 Southwest Tradition Square
16.052	UBS AG	Heartland Dental Medical Office Portfolio - 4939 Courthouse Street
16.053	UBS AG	Heartland Dental Medical Office Portfolio - 2301 Old Canoe Creek Road
16.054	UBS AG	Heartland Dental Medical Office Portfolio - 507 North Hershey Road
16.055	UBS AG	Heartland Dental Medical Office Portfolio - 242 Southwoods Center
16.056	UBS AG	Heartland Dental Medical Office Portfolio - 3016 Columbia Avenue
16.057	UBS AG	Heartland Dental Medical Office Portfolio - 4120 North 197th Avenue
16.058	UBS AG	Heartland Dental Medical Office Portfolio - 13794 Beach Boulevard
16.059	UBS AG	Heartland Dental Medical Office Portfolio - 3037 Southwest Port St. Lucie Boulevard
16.060	UBS AG	Heartland Dental Medical Office Portfolio - 1840 Dekalb Avenue
16.061	UBS AG	Heartland Dental Medical Office Portfolio - 9100 Highway 119
16.062	UBS AG	Heartland Dental Medical Office Portfolio - 42 Market Square Road
16.063	UBS AG	Heartland Dental Medical Office Portfolio - 2707 Sycamore Road
16.064	UBS AG	Heartland Dental Medical Office Portfolio - 2014 Lime Kiln Road
16.065	UBS AG	Heartland Dental Medical Office Portfolio - 103 Farabee Drive North
16.066	UBS AG	Heartland Dental Medical Office Portfolio - 4999 North Tanner Road
16.067	UBS AG	Heartland Dental Medical Office Portfolio - 674 Lake Joy Road
16.068	UBS AG	Heartland Dental Medical Office Portfolio - 1828 IN-44
16.069	UBS AG	Heartland Dental Medical Office Portfolio - 2950 South Rutherford Boulevard
16.070	UBS AG	Heartland Dental Medical Office Portfolio - 545 East Hunt Highway
16.071	UBS AG	Heartland Dental Medical Office Portfolio - 17810 Pierce Plaza
16.072	UBS AG	Heartland Dental Medical Office Portfolio - 5445 South Williamson Boulevard
16.073	UBS AG	Heartland Dental Medical Office Portfolio - 780 East-West Connector South West
16.074	UBS AG	Heartland Dental Medical Office Portfolio - 16620 West 159th Street
16.075	UBS AG	Heartland Dental Medical Office Portfolio - 13851 North US Highway 441
16.076	UBS AG	Heartland Dental Medical Office Portfolio - 3120 Mahan Drive
16.077	UBS AG	Heartland Dental Medical Office Portfolio - 2000 Veterans Memorial Parkway South
16.078	UBS AG	Heartland Dental Medical Office Portfolio - 1402 U.S. Route 12
16.079	UBS AG	Heartland Dental Medical Office Portfolio - 1776 Blanding Boulevard

EXH. A-38

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Debt Service Escrow (Monthly) ($)	Debt Service Escrow - Cash or LoC	Debt Service Escrow - LoC Counterparty	Other Escrow I Reserve Description	Other Escrow I (Initial) ($)
16.080	UBS AG	Heartland Dental Medical Office Portfolio - 3012 Anchor Drive
16.081	UBS AG	Heartland Dental Medical Office Portfolio - 1715 West Main Street
16.082	UBS AG	Heartland Dental Medical Office Portfolio - 10389 Big Bend Road
16.083	UBS AG	Heartland Dental Medical Office Portfolio - 7103 Whitestown Parkway
16.084	UBS AG	Heartland Dental Medical Office Portfolio - 2751 Fountain Place
16.085	UBS AG	Heartland Dental Medical Office Portfolio - 2030 Crossing Circle
16.086	UBS AG	Heartland Dental Medical Office Portfolio - 13101 East 96th Street North
16.087	UBS AG	Heartland Dental Medical Office Portfolio - 692 Essington Road
16.088	UBS AG	Heartland Dental Medical Office Portfolio - 240 Blossom Park Drive
16.089	UBS AG	Heartland Dental Medical Office Portfolio - 6005 Watson Boulevard
16.090	UBS AG	Heartland Dental Medical Office Portfolio - 3237 Sixes Road
16.091	UBS AG	Heartland Dental Medical Office Portfolio - 4030 Winder Highway
16.092	UBS AG	Heartland Dental Medical Office Portfolio - 8605 East State Road 70
16.093	UBS AG	Heartland Dental Medical Office Portfolio - 540 West Walnut Street
16.094	UBS AG	Heartland Dental Medical Office Portfolio - 5630 Plank Road
16.095	UBS AG	Heartland Dental Medical Office Portfolio - 10505 Lima Road
16.096	UBS AG	Heartland Dental Medical Office Portfolio - 7485 Vanderbilt Beach Boulevard
16.097	UBS AG	Heartland Dental Medical Office Portfolio - 2701 South Koke Mill Road
16.098	UBS AG	Heartland Dental Medical Office Portfolio - 22329 Greenview Parkway
16.099	UBS AG	Heartland Dental Medical Office Portfolio - 25000 Bernwood Drive
16.100	UBS AG	Heartland Dental Medical Office Portfolio - 3500 Clemson Boulevard
16.101	UBS AG	Heartland Dental Medical Office Portfolio - 2222 Highway 540A East
16.102	UBS AG	Heartland Dental Medical Office Portfolio - 1055 Pine Log Road
16.103	UBS AG	Heartland Dental Medical Office Portfolio - 4315 North Holland Sylvania Road
16.104	UBS AG	Heartland Dental Medical Office Portfolio - 21300 Town Commons Drive
16.105	UBS AG	Heartland Dental Medical Office Portfolio - 1905 Convenience Place
16.106	UBS AG	Heartland Dental Medical Office Portfolio - 3308 Platt Springs Road
16.107	UBS AG	Heartland Dental Medical Office Portfolio - 132 Milestone Way
16.108	UBS AG	Heartland Dental Medical Office Portfolio - 1429 Chester Boulevard
16.109	UBS AG	Heartland Dental Medical Office Portfolio - 1339 North Sumter Boulevard
16.110	UBS AG	Heartland Dental Medical Office Portfolio - 1536 Farm to Market 359 Road
16.111	UBS AG	Heartland Dental Medical Office Portfolio - 3585 North 168th Court
16.112	UBS AG	Heartland Dental Medical Office Portfolio - 1980 U.S. Highway 1 South
16.113	UBS AG	Heartland Dental Medical Office Portfolio - 13328 Metcalf Avenue
16.114	UBS AG	Heartland Dental Medical Office Portfolio - 826 West Lincoln Avenue
16.115	UBS AG	Heartland Dental Medical Office Portfolio - 1515 West 45th Avenue
16.116	UBS AG	Heartland Dental Medical Office Portfolio - 1012 Mill Pond Lane
16.117	UBS AG	Heartland Dental Medical Office Portfolio - 621 Chatham Avenue
16.118	UBS AG	Heartland Dental Medical Office Portfolio - 24940 South Tamiami Trail
16.119	UBS AG	Heartland Dental Medical Office Portfolio - 609 Front Street
16.120	UBS AG	Heartland Dental Medical Office Portfolio - 6190 LBJ Freeway
16.121	UBS AG	Heartland Dental Medical Office Portfolio - 3417 Schofield Avenue
16.122	UBS AG	Heartland Dental Medical Office Portfolio - 330 Park Place
16.123	UBS AG	Heartland Dental Medical Office Portfolio - 1490 North Green Mount Road
16.124	UBS AG	Heartland Dental Medical Office Portfolio - 213 Main Street
16.125	UBS AG	Heartland Dental Medical Office Portfolio - 11119 Hearth Road
16.126	UBS AG	Heartland Dental Medical Office Portfolio - 2362 West Boulevard Street
16.127	UBS AG	Heartland Dental Medical Office Portfolio - 2812 East Main Street
16.128	UBS AG	Heartland Dental Medical Office Portfolio - 1202 South Broad Street
16.129	UBS AG	Heartland Dental Medical Office Portfolio - 8790 Walnut Grove Road
16.130	UBS AG	Heartland Dental Medical Office Portfolio - 10708 East State Road 64
16.131	UBS AG	Heartland Dental Medical Office Portfolio - 2184 FM 3009
16.132	UBS AG	Heartland Dental Medical Office Portfolio - 2210 Boiling Springs Road
16.133	UBS AG	Heartland Dental Medical Office Portfolio - 3105 Kirby Whitten Road
16.134	UBS AG	Heartland Dental Medical Office Portfolio - 716 32nd Street South
16.135	UBS AG	Heartland Dental Medical Office Portfolio - 1010 West U.S. Route 6
16.136	UBS AG	Heartland Dental Medical Office Portfolio - 935 West Exchange Parkway
16.137	UBS AG	Heartland Dental Medical Office Portfolio - 3608 Jeffco Boulevard
16.138	UBS AG	Heartland Dental Medical Office Portfolio - 998 Williford Court
16.139	UBS AG	Heartland Dental Medical Office Portfolio - 4405 Highway 17
16.140	UBS AG	Heartland Dental Medical Office Portfolio - 3003 Twin Rivers Drive
16.141	UBS AG	Heartland Dental Medical Office Portfolio - 12260 Tamiami Trail East
16.142	UBS AG	Heartland Dental Medical Office Portfolio - 1405 South 25th Street
16.143	UBS AG	Heartland Dental Medical Office Portfolio - 12605 Troxler Avenue
16.144	UBS AG	Heartland Dental Medical Office Portfolio - 122 Stone Trace Drive
16.145	UBS AG	Heartland Dental Medical Office Portfolio - 4455 Florida National Drive
16.146	UBS AG	Heartland Dental Medical Office Portfolio - 3645 North Council Road
16.147	UBS AG	Heartland Dental Medical Office Portfolio - 9305 Market Square Drive
16.148	UBS AG	Heartland Dental Medical Office Portfolio - 3420 Bayside Lakes Boulevard Southeast
16.149	UBS AG	Heartland Dental Medical Office Portfolio - 309 West Ogden Avenue
16.150	UBS AG	Heartland Dental Medical Office Portfolio - 456 University Boulevard North
16.151	UBS AG	Heartland Dental Medical Office Portfolio - 1316 McMillan Street
16.152	UBS AG	Heartland Dental Medical Office Portfolio - 6233 Veterans Parkway
16.153	UBS AG	Heartland Dental Medical Office Portfolio - 116 Calumet Center Road
16.154	UBS AG	Heartland Dental Medical Office Portfolio - 828 South Main Street
16.155	UBS AG	Heartland Dental Medical Office Portfolio - 7200 Red Hawk Court
16.156	UBS AG	Heartland Dental Medical Office Portfolio - 303 Ashby Park Lane
16.157	UBS AG	Heartland Dental Medical Office Portfolio - 3106 Professional Plaza
16.158	UBS AG	Heartland Dental Medical Office Portfolio - 1950 Chesley Drive

EXH. A-39

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Debt Service Escrow (Monthly) ($)	Debt Service Escrow - Cash or LoC	Debt Service Escrow - LoC Counterparty	Other Escrow I Reserve Description	Other Escrow I (Initial) ($)
16.159	UBS AG	Heartland Dental Medical Office Portfolio - 104 South Houston Road
16.160	UBS AG	Heartland Dental Medical Office Portfolio - 103 East Tatum Avenue
16.161	UBS AG	Heartland Dental Medical Office Portfolio - 165 Juniper Circle
16.162	UBS AG	Heartland Dental Medical Office Portfolio - 135 East Broadway Street
16.163	UBS AG	Heartland Dental Medical Office Portfolio - 9360 Two Notch Road
16.164	UBS AG	Heartland Dental Medical Office Portfolio - 12988 Georgia Highway 9
16.165	UBS AG	Heartland Dental Medical Office Portfolio - 5 Jannell Court
16.166	UBS AG	Heartland Dental Medical Office Portfolio - 1617 East Main Street
16.167	UBS AG	Heartland Dental Medical Office Portfolio - 2116 Vista Oeste North West, Unit 202
16.168	UBS AG	Heartland Dental Medical Office Portfolio - 50 South Kyrene Road, Suite 5
16.169	UBS AG	Heartland Dental Medical Office Portfolio - 101 Rice Bent Way Suite 4
17	UBS AG	InnVite Hospitality Portfolio	0	NAP	NAP	Hampton Inn PIP	1,870,000
17.01	UBS AG	Hampton Inn Sidney
17.02	UBS AG	Best Western Plus Dayton Northwest
17.03	UBS AG	Best Western Plus Dayton South
17.04	UBS AG	Quality Inn & Suites South/Obetz
17.05	UBS AG	Super 8 Zanesville
19	UBS AG	Marketplace at Smyrna	0	NAP	NAP	Rent Concession Funds	74,970
22	UBS AG	Houport Mixed Use Portfolio	0	NAP	NAP	Rent Concession Funds	3,250
22.01	UBS AG	Katy
22.02	UBS AG	Westway
22.03	UBS AG	Pineway
44	UBS AG	Fairfield Inn & Suites - Colorado Springs North	0	NAP	NAP	PIP Reserve	381,600
46	UBS AG	Confluence Portfolio	0	NAP	NAP	NAP	0
46.01	UBS AG	Ashley Chase Apartments
46.02	UBS AG	South Guignard Apartments (Lift Homes)
46.03	UBS AG	Cambridge Court Apartments
48	UBS AG	Holiday Inn Express & Suites Woodward	0	NAP	NAP	PIP Reserve	363,400
49	UBS AG	Oak Meadows & Brookview Place	0	NAP	NAP	NAP	0
49.01	UBS AG	Brookview Place
49.02	UBS AG	Oak Meadows
61	UBS AG	Walgreens Houma	0	NAP	NAP	NAP	0
63	UBS AG	Gallatin Manor	0	NAP	NAP	Radon Remediation Reserve	17,000

EXH. A-40

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Other Escrow I (Monthly) ($)(11)(16)	Other Escrow I Cap ($)	Other Escrow I Escrow - Cash or LoC	Other Escrow I - LoC Counterparty	Other Escrow II Reserve Description
8	UBS AG	The Colonnade Office Complex	0	0	Cash	NAP	Landlord Obligations Holdback Reserve Funds
10	UBS AG	Great Value Storage Portfolio	0	0	NAP	NAP	NAP
10.01	UBS AG	GVS - 6250 Westward Lane
10.02	UBS AG	GVS - 1223, 1235, 1431, 1441, 1451, 1491, 1527, 1543 & 1559 North Nellis Boulevard
10.03	UBS AG	GVS - 9530 Skillman Street
10.04	UBS AG	GVS - 4311 Samuell Boulevard
10.05	UBS AG	GVS - 9010 Emmett F Lowry Expressway
10.06	UBS AG	GVS - 9984 South Old State Road
10.07	UBS AG	GVS - 10640 Hempstead Road
10.08	UBS AG	GVS - 7273 Kearney Street and 6345 East 78th Avenue
10.09	UBS AG	GVS - 4641 Production Drive
10.10	UBS AG	GVS - 920 Highway 80 East
10.11	UBS AG	GVS - 2202 North Market Street
10.12	UBS AG	GVS - 111 North Layfair Drive
10.13	UBS AG	GVS - 435 Congress Park Drive
10.14	UBS AG	GVS - 765 South Street
10.15	UBS AG	GVS - 410 Gulf Freeway
10.16	UBS AG	GVS - 5199 Westerville Road
10.17	UBS AG	GVS - 2502 Bay Street
10.18	UBS AG	GVS - 1710 North Cunningham Avenue
10.19	UBS AG	GVS - 7821 Taylor Road
10.20	UBS AG	GVS - 9600 Marion Ridge
10.21	UBS AG	GVS - 4901 South Freeway
10.22	UBS AG	GVS - 15300 Kuykendahl Road
10.23	UBS AG	GVS - 9951 Harwin Road
10.24	UBS AG	GVS - 2033 Oak Grove Road
10.25	UBS AG	GVS - 11702 Beechnut Street
10.26	UBS AG	GVS - 13825 FM 306
10.27	UBS AG	GVS - 5550 Antoine Drive
10.28	UBS AG	GVS - 580 East Dublin Granville Road
10.29	UBS AG	GVS - 7986 Southern Boulevard
10.30	UBS AG	GVS - 1330 Georgesville Road
10.31	UBS AG	GVS - 123 South Meridian Road
10.32	UBS AG	GVS - 3380 North Post Road
10.33	UBS AG	GVS - 2150 Wirt Road
10.34	UBS AG	GVS - 5301 Tamarack Circle East
10.35	UBS AG	GVS - 443 Laredo Street
10.36	UBS AG	GVS - 1661 and 1670 West Government Street
10.37	UBS AG	GVS - 8450 Cook Road
10.38	UBS AG	GVS - 613 North Freeway
10.39	UBS AG	GVS - 10601 West Fairmont Parkway
10.40	UBS AG	GVS - 7200 Tussing Road
10.41	UBS AG	GVS - 14318 Highway 249
10.42	UBS AG	GVS - 1910 25th Avenue North
10.43	UBS AG	GVS - 8501 North Springboro Pike
10.44	UBS AG	GVS - 4145 State Route 741
10.45	UBS AG	GVS - 1961 Covington Pike
10.46	UBS AG	GVS - 3785 Shiloh Springs Road
10.47	UBS AG	GVS - 1585 Lexington Avenue
10.48	UBS AG	GVS - 1594 Route 9G
10.49	UBS AG	GVS - 8320 Alabonson Road
10.50	UBS AG	GVS - 10013 FM 620
10.51	UBS AG	GVS - 426 North Smithville Road
10.52	UBS AG	GVS - 60 Westpark Road
10.53	UBS AG	GVS - 2407 South U.S. Highway 183
10.54	UBS AG	GVS - 5811 North Houston Rosslyn Road
10.55	UBS AG	GVS - 3412 Garth Road
10.56	UBS AG	GVS - 941 Fairmont Parkway
10.57	UBS AG	GVS - 632 Timkin Road
10.58	UBS AG	GVS - 8801 Boone Road
10.59	UBS AG	GVS - 3951 Highway 78
10.60	UBS AG	GVS - 16905 Indian Chief Drive
10.61	UBS AG	GVS - 16530 West Hardy Road
10.62	UBS AG	GVS - 4806 Marie Lane
10.63	UBS AG	GVS - 1151 East Expressway 83
10.64	UBS AG	GVS - 7116 South IH-35 Frontage Road
11	UBS AG	The Block Northway	0	0	Cash	NAP	Skechers Lease Achievement Funds ($690,000); Unfunded Tenant Obligations Reserve Funds ($5,110,999); Rent Concession Reserve Funds ($19,396.73)
12	UBS AG	Wolverine Portfolio	0	0	NAP	NAP	NAP
12.01	UBS AG	Apple Tree Estates
12.02	UBS AG	South Lyon
12.03	UBS AG	Metro Commons
12.04	UBS AG	Brighton Village
12.05	UBS AG	College Heights
12.06	UBS AG	Hillcrest
12.07	UBS AG	Royal Village
12.08	UBS AG	Fernwood
12.09	UBS AG	Satellite Bay
12.10	UBS AG	Chalet Village
16	UBS AG	Heartland Dental Medical Office Portfolio	0	0	Cash	NAP	Tenant Allowance, Tenant Improvement and Leaing Commission Funds

EXH. A-41

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Other Escrow I (Monthly) ($)(11)(16)	Other Escrow I Cap ($)	Other Escrow I Escrow - Cash or LoC	Other Escrow I - LoC Counterparty	Other Escrow II Reserve Description
16.001	UBS AG	Heartland Dental Medical Office Portfolio - 1200 Network Centre Drive
16.002	UBS AG	Heartland Dental Medical Office Portfolio - 9150 North East Barry Road
16.003	UBS AG	Heartland Dental Medical Office Portfolio - 11925 Jones Bridge Road
16.004	UBS AG	Heartland Dental Medical Office Portfolio - 200 Brevco Plaza
16.005	UBS AG	Heartland Dental Medical Office Portfolio - 1760 West Virginia Street
16.006	UBS AG	Heartland Dental Medical Office Portfolio - 117 St. Patrick’s Drive
16.007	UBS AG	Heartland Dental Medical Office Portfolio - 1647 County Road 220
16.008	UBS AG	Heartland Dental Medical Office Portfolio - 3500 East Highway 377
16.009	UBS AG	Heartland Dental Medical Office Portfolio - 4112 North Belt Highway
16.010	UBS AG	Heartland Dental Medical Office Portfolio - 3009 Winghaven Boulevard
16.011	UBS AG	Heartland Dental Medical Office Portfolio - 2202 Althoff Drive
16.012	UBS AG	Heartland Dental Medical Office Portfolio - 3820 Wabash Avenue
16.013	UBS AG	Heartland Dental Medical Office Portfolio - 561 East Lincoln Highway
16.014	UBS AG	Heartland Dental Medical Office Portfolio - 508 South 52nd Street
16.015	UBS AG	Heartland Dental Medical Office Portfolio - 1025 Ashley Street
16.016	UBS AG	Heartland Dental Medical Office Portfolio - 440 Erie Parkway
16.017	UBS AG	Heartland Dental Medical Office Portfolio - 1381 Citrus Tower Boulevard
16.018	UBS AG	Heartland Dental Medical Office Portfolio - 1751 Pleasant Road
16.019	UBS AG	Heartland Dental Medical Office Portfolio - 9625 Lake Nona Village Place
16.020	UBS AG	Heartland Dental Medical Office Portfolio - 615 Saint James Avenue
16.021	UBS AG	Heartland Dental Medical Office Portfolio - 13816 Narcoossee Road
16.022	UBS AG	Heartland Dental Medical Office Portfolio - 1695 Wells Road
16.023	UBS AG	Heartland Dental Medical Office Portfolio - 4355 Suwanee Dam Road
16.024	UBS AG	Heartland Dental Medical Office Portfolio - 7310 North Villa Drive
16.025	UBS AG	Heartland Dental Medical Office Portfolio - 299A Indian Lake Boulevard
16.026	UBS AG	Heartland Dental Medical Office Portfolio - 2455 East Main Street
16.027	UBS AG	Heartland Dental Medical Office Portfolio - 630 East Markey Parkway
16.028	UBS AG	Heartland Dental Medical Office Portfolio - 1613 East Pflugerville Parkway
16.029	UBS AG	Heartland Dental Medical Office Portfolio - 782 Belle Terre Parkway
16.030	UBS AG	Heartland Dental Medical Office Portfolio - 11890 Highway 707
16.031	UBS AG	Heartland Dental Medical Office Portfolio - 7551 Osceola Polk Line Road
16.032	UBS AG	Heartland Dental Medical Office Portfolio - 100 Piper Hill Drive
16.033	UBS AG	Heartland Dental Medical Office Portfolio - 8624 Lee Vista Boulevard
16.034	UBS AG	Heartland Dental Medical Office Portfolio - 149 Tuscan Way
16.035	UBS AG	Heartland Dental Medical Office Portfolio - 2740 Prairie Crossing Drive
16.036	UBS AG	Heartland Dental Medical Office Portfolio - 2066 Bruce B. Downs Boulevard
16.037	UBS AG	Heartland Dental Medical Office Portfolio - 209 Latitude Lane
16.038	UBS AG	Heartland Dental Medical Office Portfolio - 4608 South West College Road
16.039	UBS AG	Heartland Dental Medical Office Portfolio - 1315 Bell Road
16.040	UBS AG	Heartland Dental Medical Office Portfolio - 4237 U.S. Highway 1 South
16.041	UBS AG	Heartland Dental Medical Office Portfolio - 1521 East Debbie Lane
16.042	UBS AG	Heartland Dental Medical Office Portfolio - 3152 South Broadway
16.043	UBS AG	Heartland Dental Medical Office Portfolio - 8701 South Garnett Road
16.044	UBS AG	Heartland Dental Medical Office Portfolio - 450 South Weber Road
16.045	UBS AG	Heartland Dental Medical Office Portfolio - 840 Nissan Drive
16.046	UBS AG	Heartland Dental Medical Office Portfolio - 12222 Route 47
16.047	UBS AG	Heartland Dental Medical Office Portfolio - 3415 Livernois Road
16.048	UBS AG	Heartland Dental Medical Office Portfolio - 5309 Buffalo Gap Road
16.049	UBS AG	Heartland Dental Medical Office Portfolio - 8190 Windfall Lane
16.050	UBS AG	Heartland Dental Medical Office Portfolio - 2620 East Highway 50
16.051	UBS AG	Heartland Dental Medical Office Portfolio - 10670 Southwest Tradition Square
16.052	UBS AG	Heartland Dental Medical Office Portfolio - 4939 Courthouse Street
16.053	UBS AG	Heartland Dental Medical Office Portfolio - 2301 Old Canoe Creek Road
16.054	UBS AG	Heartland Dental Medical Office Portfolio - 507 North Hershey Road
16.055	UBS AG	Heartland Dental Medical Office Portfolio - 242 Southwoods Center
16.056	UBS AG	Heartland Dental Medical Office Portfolio - 3016 Columbia Avenue
16.057	UBS AG	Heartland Dental Medical Office Portfolio - 4120 North 197th Avenue
16.058	UBS AG	Heartland Dental Medical Office Portfolio - 13794 Beach Boulevard
16.059	UBS AG	Heartland Dental Medical Office Portfolio - 3037 Southwest Port St. Lucie Boulevard
16.060	UBS AG	Heartland Dental Medical Office Portfolio - 1840 Dekalb Avenue
16.061	UBS AG	Heartland Dental Medical Office Portfolio - 9100 Highway 119
16.062	UBS AG	Heartland Dental Medical Office Portfolio - 42 Market Square Road
16.063	UBS AG	Heartland Dental Medical Office Portfolio - 2707 Sycamore Road
16.064	UBS AG	Heartland Dental Medical Office Portfolio - 2014 Lime Kiln Road
16.065	UBS AG	Heartland Dental Medical Office Portfolio - 103 Farabee Drive North
16.066	UBS AG	Heartland Dental Medical Office Portfolio - 4999 North Tanner Road
16.067	UBS AG	Heartland Dental Medical Office Portfolio - 674 Lake Joy Road
16.068	UBS AG	Heartland Dental Medical Office Portfolio - 1828 IN-44
16.069	UBS AG	Heartland Dental Medical Office Portfolio - 2950 South Rutherford Boulevard
16.070	UBS AG	Heartland Dental Medical Office Portfolio - 545 East Hunt Highway
16.071	UBS AG	Heartland Dental Medical Office Portfolio - 17810 Pierce Plaza
16.072	UBS AG	Heartland Dental Medical Office Portfolio - 5445 South Williamson Boulevard
16.073	UBS AG	Heartland Dental Medical Office Portfolio - 780 East-West Connector South West
16.074	UBS AG	Heartland Dental Medical Office Portfolio - 16620 West 159th Street
16.075	UBS AG	Heartland Dental Medical Office Portfolio - 13851 North US Highway 441
16.076	UBS AG	Heartland Dental Medical Office Portfolio - 3120 Mahan Drive
16.077	UBS AG	Heartland Dental Medical Office Portfolio - 2000 Veterans Memorial Parkway South
16.078	UBS AG	Heartland Dental Medical Office Portfolio - 1402 U.S. Route 12
16.079	UBS AG	Heartland Dental Medical Office Portfolio - 1776 Blanding Boulevard

EXH. A-42

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Other Escrow I (Monthly) ($)(11)(16)	Other Escrow I Cap ($)	Other Escrow I Escrow - Cash or LoC	Other Escrow I - LoC Counterparty	Other Escrow II Reserve Description
16.080	UBS AG	Heartland Dental Medical Office Portfolio - 3012 Anchor Drive
16.081	UBS AG	Heartland Dental Medical Office Portfolio - 1715 West Main Street
16.082	UBS AG	Heartland Dental Medical Office Portfolio - 10389 Big Bend Road
16.083	UBS AG	Heartland Dental Medical Office Portfolio - 7103 Whitestown Parkway
16.084	UBS AG	Heartland Dental Medical Office Portfolio - 2751 Fountain Place
16.085	UBS AG	Heartland Dental Medical Office Portfolio - 2030 Crossing Circle
16.086	UBS AG	Heartland Dental Medical Office Portfolio - 13101 East 96th Street North
16.087	UBS AG	Heartland Dental Medical Office Portfolio - 692 Essington Road
16.088	UBS AG	Heartland Dental Medical Office Portfolio - 240 Blossom Park Drive
16.089	UBS AG	Heartland Dental Medical Office Portfolio - 6005 Watson Boulevard
16.090	UBS AG	Heartland Dental Medical Office Portfolio - 3237 Sixes Road
16.091	UBS AG	Heartland Dental Medical Office Portfolio - 4030 Winder Highway
16.092	UBS AG	Heartland Dental Medical Office Portfolio - 8605 East State Road 70
16.093	UBS AG	Heartland Dental Medical Office Portfolio - 540 West Walnut Street
16.094	UBS AG	Heartland Dental Medical Office Portfolio - 5630 Plank Road
16.095	UBS AG	Heartland Dental Medical Office Portfolio - 10505 Lima Road
16.096	UBS AG	Heartland Dental Medical Office Portfolio - 7485 Vanderbilt Beach Boulevard
16.097	UBS AG	Heartland Dental Medical Office Portfolio - 2701 South Koke Mill Road
16.098	UBS AG	Heartland Dental Medical Office Portfolio - 22329 Greenview Parkway
16.099	UBS AG	Heartland Dental Medical Office Portfolio - 25000 Bernwood Drive
16.100	UBS AG	Heartland Dental Medical Office Portfolio - 3500 Clemson Boulevard
16.101	UBS AG	Heartland Dental Medical Office Portfolio - 2222 Highway 540A East
16.102	UBS AG	Heartland Dental Medical Office Portfolio - 1055 Pine Log Road
16.103	UBS AG	Heartland Dental Medical Office Portfolio - 4315 North Holland Sylvania Road
16.104	UBS AG	Heartland Dental Medical Office Portfolio - 21300 Town Commons Drive
16.105	UBS AG	Heartland Dental Medical Office Portfolio - 1905 Convenience Place
16.106	UBS AG	Heartland Dental Medical Office Portfolio - 3308 Platt Springs Road
16.107	UBS AG	Heartland Dental Medical Office Portfolio - 132 Milestone Way
16.108	UBS AG	Heartland Dental Medical Office Portfolio - 1429 Chester Boulevard
16.109	UBS AG	Heartland Dental Medical Office Portfolio - 1339 North Sumter Boulevard
16.110	UBS AG	Heartland Dental Medical Office Portfolio - 1536 Farm to Market 359 Road
16.111	UBS AG	Heartland Dental Medical Office Portfolio - 3585 North 168th Court
16.112	UBS AG	Heartland Dental Medical Office Portfolio - 1980 U.S. Highway 1 South
16.113	UBS AG	Heartland Dental Medical Office Portfolio - 13328 Metcalf Avenue
16.114	UBS AG	Heartland Dental Medical Office Portfolio - 826 West Lincoln Avenue
16.115	UBS AG	Heartland Dental Medical Office Portfolio - 1515 West 45th Avenue
16.116	UBS AG	Heartland Dental Medical Office Portfolio - 1012 Mill Pond Lane
16.117	UBS AG	Heartland Dental Medical Office Portfolio - 621 Chatham Avenue
16.118	UBS AG	Heartland Dental Medical Office Portfolio - 24940 South Tamiami Trail
16.119	UBS AG	Heartland Dental Medical Office Portfolio - 609 Front Street
16.120	UBS AG	Heartland Dental Medical Office Portfolio - 6190 LBJ Freeway
16.121	UBS AG	Heartland Dental Medical Office Portfolio - 3417 Schofield Avenue
16.122	UBS AG	Heartland Dental Medical Office Portfolio - 330 Park Place
16.123	UBS AG	Heartland Dental Medical Office Portfolio - 1490 North Green Mount Road
16.124	UBS AG	Heartland Dental Medical Office Portfolio - 213 Main Street
16.125	UBS AG	Heartland Dental Medical Office Portfolio - 11119 Hearth Road
16.126	UBS AG	Heartland Dental Medical Office Portfolio - 2362 West Boulevard Street
16.127	UBS AG	Heartland Dental Medical Office Portfolio - 2812 East Main Street
16.128	UBS AG	Heartland Dental Medical Office Portfolio - 1202 South Broad Street
16.129	UBS AG	Heartland Dental Medical Office Portfolio - 8790 Walnut Grove Road
16.130	UBS AG	Heartland Dental Medical Office Portfolio - 10708 East State Road 64
16.131	UBS AG	Heartland Dental Medical Office Portfolio - 2184 FM 3009
16.132	UBS AG	Heartland Dental Medical Office Portfolio - 2210 Boiling Springs Road
16.133	UBS AG	Heartland Dental Medical Office Portfolio - 3105 Kirby Whitten Road
16.134	UBS AG	Heartland Dental Medical Office Portfolio - 716 32nd Street South
16.135	UBS AG	Heartland Dental Medical Office Portfolio - 1010 West U.S. Route 6
16.136	UBS AG	Heartland Dental Medical Office Portfolio - 935 West Exchange Parkway
16.137	UBS AG	Heartland Dental Medical Office Portfolio - 3608 Jeffco Boulevard
16.138	UBS AG	Heartland Dental Medical Office Portfolio - 998 Williford Court
16.139	UBS AG	Heartland Dental Medical Office Portfolio - 4405 Highway 17
16.140	UBS AG	Heartland Dental Medical Office Portfolio - 3003 Twin Rivers Drive
16.141	UBS AG	Heartland Dental Medical Office Portfolio - 12260 Tamiami Trail East
16.142	UBS AG	Heartland Dental Medical Office Portfolio - 1405 South 25th Street
16.143	UBS AG	Heartland Dental Medical Office Portfolio - 12605 Troxler Avenue
16.144	UBS AG	Heartland Dental Medical Office Portfolio - 122 Stone Trace Drive
16.145	UBS AG	Heartland Dental Medical Office Portfolio - 4455 Florida National Drive
16.146	UBS AG	Heartland Dental Medical Office Portfolio - 3645 North Council Road
16.147	UBS AG	Heartland Dental Medical Office Portfolio - 9305 Market Square Drive
16.148	UBS AG	Heartland Dental Medical Office Portfolio - 3420 Bayside Lakes Boulevard Southeast
16.149	UBS AG	Heartland Dental Medical Office Portfolio - 309 West Ogden Avenue
16.150	UBS AG	Heartland Dental Medical Office Portfolio - 456 University Boulevard North
16.151	UBS AG	Heartland Dental Medical Office Portfolio - 1316 McMillan Street
16.152	UBS AG	Heartland Dental Medical Office Portfolio - 6233 Veterans Parkway
16.153	UBS AG	Heartland Dental Medical Office Portfolio - 116 Calumet Center Road
16.154	UBS AG	Heartland Dental Medical Office Portfolio - 828 South Main Street
16.155	UBS AG	Heartland Dental Medical Office Portfolio - 7200 Red Hawk Court
16.156	UBS AG	Heartland Dental Medical Office Portfolio - 303 Ashby Park Lane
16.157	UBS AG	Heartland Dental Medical Office Portfolio - 3106 Professional Plaza
16.158	UBS AG	Heartland Dental Medical Office Portfolio - 1950 Chesley Drive

EXH. A-43

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Other Escrow I (Monthly) ($)(11)(16)	Other Escrow I Cap ($)	Other Escrow I Escrow - Cash or LoC	Other Escrow I - LoC Counterparty	Other Escrow II Reserve Description
16.159	UBS AG	Heartland Dental Medical Office Portfolio - 104 South Houston Road
16.160	UBS AG	Heartland Dental Medical Office Portfolio - 103 East Tatum Avenue
16.161	UBS AG	Heartland Dental Medical Office Portfolio - 165 Juniper Circle
16.162	UBS AG	Heartland Dental Medical Office Portfolio - 135 East Broadway Street
16.163	UBS AG	Heartland Dental Medical Office Portfolio - 9360 Two Notch Road
16.164	UBS AG	Heartland Dental Medical Office Portfolio - 12988 Georgia Highway 9
16.165	UBS AG	Heartland Dental Medical Office Portfolio - 5 Jannell Court
16.166	UBS AG	Heartland Dental Medical Office Portfolio - 1617 East Main Street
16.167	UBS AG	Heartland Dental Medical Office Portfolio - 2116 Vista Oeste North West, Unit 202
16.168	UBS AG	Heartland Dental Medical Office Portfolio - 50 South Kyrene Road, Suite 5
16.169	UBS AG	Heartland Dental Medical Office Portfolio - 101 Rice Bent Way Suite 4
17	UBS AG	InnVite Hospitality Portfolio	0	0	Cash	NAP	Seasonality Funds
17.01	UBS AG	Hampton Inn Sidney
17.02	UBS AG	Best Western Plus Dayton Northwest
17.03	UBS AG	Best Western Plus Dayton South
17.04	UBS AG	Quality Inn & Suites South/Obetz
17.05	UBS AG	Super 8 Zanesville
19	UBS AG	Marketplace at Smyrna	0	0	Cash	NAP	TATILC Fund
22	UBS AG	Houport Mixed Use Portfolio	0	0	Cash	NAP	TATILC Funds
22.01	UBS AG	Katy
22.02	UBS AG	Westway
22.03	UBS AG	Pineway
44	UBS AG	Fairfield Inn & Suites - Colorado Springs North	0	0	Cash	NAP	Seasonality Funds
46	UBS AG	Confluence Portfolio	0	0	NAP	NAP	NAP
46.01	UBS AG	Ashley Chase Apartments
46.02	UBS AG	South Guignard Apartments (Lift Homes)
46.03	UBS AG	Cambridge Court Apartments
48	UBS AG	Holiday Inn Express & Suites Woodward	0	0	Cash	NAP	NAP
49	UBS AG	Oak Meadows & Brookview Place	0	0	NAP	NAP	NAP
49.01	UBS AG	Brookview Place
49.02	UBS AG	Oak Meadows
61	UBS AG	Walgreens Houma	0	0	NAP	NAP	NAP
63	UBS AG	Gallatin Manor	0	0	Cash	NAP	NAP

EXH. A-44

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Other Escrow II (Initial) ($)	Other Escrow II (Monthly) ($)	Other Escrow II Cap ($)	Other Escrow II Escrow - Cash or LoC	Other Escrow II - LoC Counterparty
8	UBS AG	The Colonnade Office Complex	1,127,202	0	0	Cash	NAP
10	UBS AG	Great Value Storage Portfolio	0	0	0	NAP	NAP
10.01	UBS AG	GVS - 6250 Westward Lane
10.02	UBS AG	GVS - 1223, 1235, 1431, 1441, 1451, 1491, 1527, 1543 & 1559 North Nellis Boulevard
10.03	UBS AG	GVS - 9530 Skillman Street
10.04	UBS AG	GVS - 4311 Samuell Boulevard
10.05	UBS AG	GVS - 9010 Emmett F Lowry Expressway
10.06	UBS AG	GVS - 9984 South Old State Road
10.07	UBS AG	GVS - 10640 Hempstead Road
10.08	UBS AG	GVS - 7273 Kearney Street and 6345 East 78th Avenue
10.09	UBS AG	GVS - 4641 Production Drive
10.10	UBS AG	GVS - 920 Highway 80 East
10.11	UBS AG	GVS - 2202 North Market Street
10.12	UBS AG	GVS - 111 North Layfair Drive
10.13	UBS AG	GVS - 435 Congress Park Drive
10.14	UBS AG	GVS - 765 South Street
10.15	UBS AG	GVS - 410 Gulf Freeway
10.16	UBS AG	GVS - 5199 Westerville Road
10.17	UBS AG	GVS - 2502 Bay Street
10.18	UBS AG	GVS - 1710 North Cunningham Avenue
10.19	UBS AG	GVS - 7821 Taylor Road
10.20	UBS AG	GVS - 9600 Marion Ridge
10.21	UBS AG	GVS - 4901 South Freeway
10.22	UBS AG	GVS - 15300 Kuykendahl Road
10.23	UBS AG	GVS - 9951 Harwin Road
10.24	UBS AG	GVS - 2033 Oak Grove Road
10.25	UBS AG	GVS - 11702 Beechnut Street
10.26	UBS AG	GVS - 13825 FM 306
10.27	UBS AG	GVS - 5550 Antoine Drive
10.28	UBS AG	GVS - 580 East Dublin Granville Road
10.29	UBS AG	GVS - 7986 Southern Boulevard
10.30	UBS AG	GVS - 1330 Georgesville Road
10.31	UBS AG	GVS - 123 South Meridian Road
10.32	UBS AG	GVS - 3380 North Post Road
10.33	UBS AG	GVS - 2150 Wirt Road
10.34	UBS AG	GVS - 5301 Tamarack Circle East
10.35	UBS AG	GVS - 443 Laredo Street
10.36	UBS AG	GVS - 1661 and 1670 West Government Street
10.37	UBS AG	GVS - 8450 Cook Road
10.38	UBS AG	GVS - 613 North Freeway
10.39	UBS AG	GVS - 10601 West Fairmont Parkway
10.40	UBS AG	GVS - 7200 Tussing Road
10.41	UBS AG	GVS - 14318 Highway 249
10.42	UBS AG	GVS - 1910 25th Avenue North
10.43	UBS AG	GVS - 8501 North Springboro Pike
10.44	UBS AG	GVS - 4145 State Route 741
10.45	UBS AG	GVS - 1961 Covington Pike
10.46	UBS AG	GVS - 3785 Shiloh Springs Road
10.47	UBS AG	GVS - 1585 Lexington Avenue
10.48	UBS AG	GVS - 1594 Route 9G
10.49	UBS AG	GVS - 8320 Alabonson Road
10.50	UBS AG	GVS - 10013 FM 620
10.51	UBS AG	GVS - 426 North Smithville Road
10.52	UBS AG	GVS - 60 Westpark Road
10.53	UBS AG	GVS - 2407 South U.S. Highway 183
10.54	UBS AG	GVS - 5811 North Houston Rosslyn Road
10.55	UBS AG	GVS - 3412 Garth Road
10.56	UBS AG	GVS - 941 Fairmont Parkway
10.57	UBS AG	GVS - 632 Timkin Road
10.58	UBS AG	GVS - 8801 Boone Road
10.59	UBS AG	GVS - 3951 Highway 78
10.60	UBS AG	GVS - 16905 Indian Chief Drive
10.61	UBS AG	GVS - 16530 West Hardy Road
10.62	UBS AG	GVS - 4806 Marie Lane
10.63	UBS AG	GVS - 1151 East Expressway 83
10.64	UBS AG	GVS - 7116 South IH-35 Frontage Road
11	UBS AG	The Block Northway	5,820,396	0	0	Cash	NAP
12	UBS AG	Wolverine Portfolio	0	0	0	NAP	NAP
12.01	UBS AG	Apple Tree Estates
12.02	UBS AG	South Lyon
12.03	UBS AG	Metro Commons
12.04	UBS AG	Brighton Village
12.05	UBS AG	College Heights
12.06	UBS AG	Hillcrest
12.07	UBS AG	Royal Village
12.08	UBS AG	Fernwood
12.09	UBS AG	Satellite Bay
12.10	UBS AG	Chalet Village
16	UBS AG	Heartland Dental Medical Office Portfolio	109,315	0	0	Cash	NAP

EXH. A-45

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Other Escrow II (Initial) ($)	Other Escrow II (Monthly) ($)	Other Escrow II Cap ($)	Other Escrow II Escrow - Cash or LoC	Other Escrow II - LoC Counterparty
16.001	UBS AG	Heartland Dental Medical Office Portfolio - 1200 Network Centre Drive
16.002	UBS AG	Heartland Dental Medical Office Portfolio - 9150 North East Barry Road
16.003	UBS AG	Heartland Dental Medical Office Portfolio - 11925 Jones Bridge Road
16.004	UBS AG	Heartland Dental Medical Office Portfolio - 200 Brevco Plaza
16.005	UBS AG	Heartland Dental Medical Office Portfolio - 1760 West Virginia Street
16.006	UBS AG	Heartland Dental Medical Office Portfolio - 117 St. Patrick’s Drive
16.007	UBS AG	Heartland Dental Medical Office Portfolio - 1647 County Road 220
16.008	UBS AG	Heartland Dental Medical Office Portfolio - 3500 East Highway 377
16.009	UBS AG	Heartland Dental Medical Office Portfolio - 4112 North Belt Highway
16.010	UBS AG	Heartland Dental Medical Office Portfolio - 3009 Winghaven Boulevard
16.011	UBS AG	Heartland Dental Medical Office Portfolio - 2202 Althoff Drive
16.012	UBS AG	Heartland Dental Medical Office Portfolio - 3820 Wabash Avenue
16.013	UBS AG	Heartland Dental Medical Office Portfolio - 561 East Lincoln Highway
16.014	UBS AG	Heartland Dental Medical Office Portfolio - 508 South 52nd Street
16.015	UBS AG	Heartland Dental Medical Office Portfolio - 1025 Ashley Street
16.016	UBS AG	Heartland Dental Medical Office Portfolio - 440 Erie Parkway
16.017	UBS AG	Heartland Dental Medical Office Portfolio - 1381 Citrus Tower Boulevard
16.018	UBS AG	Heartland Dental Medical Office Portfolio - 1751 Pleasant Road
16.019	UBS AG	Heartland Dental Medical Office Portfolio - 9625 Lake Nona Village Place
16.020	UBS AG	Heartland Dental Medical Office Portfolio - 615 Saint James Avenue
16.021	UBS AG	Heartland Dental Medical Office Portfolio - 13816 Narcoossee Road
16.022	UBS AG	Heartland Dental Medical Office Portfolio - 1695 Wells Road
16.023	UBS AG	Heartland Dental Medical Office Portfolio - 4355 Suwanee Dam Road
16.024	UBS AG	Heartland Dental Medical Office Portfolio - 7310 North Villa Drive
16.025	UBS AG	Heartland Dental Medical Office Portfolio - 299A Indian Lake Boulevard
16.026	UBS AG	Heartland Dental Medical Office Portfolio - 2455 East Main Street
16.027	UBS AG	Heartland Dental Medical Office Portfolio - 630 East Markey Parkway
16.028	UBS AG	Heartland Dental Medical Office Portfolio - 1613 East Pflugerville Parkway
16.029	UBS AG	Heartland Dental Medical Office Portfolio - 782 Belle Terre Parkway
16.030	UBS AG	Heartland Dental Medical Office Portfolio - 11890 Highway 707
16.031	UBS AG	Heartland Dental Medical Office Portfolio - 7551 Osceola Polk Line Road
16.032	UBS AG	Heartland Dental Medical Office Portfolio - 100 Piper Hill Drive
16.033	UBS AG	Heartland Dental Medical Office Portfolio - 8624 Lee Vista Boulevard
16.034	UBS AG	Heartland Dental Medical Office Portfolio - 149 Tuscan Way
16.035	UBS AG	Heartland Dental Medical Office Portfolio - 2740 Prairie Crossing Drive
16.036	UBS AG	Heartland Dental Medical Office Portfolio - 2066 Bruce B. Downs Boulevard
16.037	UBS AG	Heartland Dental Medical Office Portfolio - 209 Latitude Lane
16.038	UBS AG	Heartland Dental Medical Office Portfolio - 4608 South West College Road
16.039	UBS AG	Heartland Dental Medical Office Portfolio - 1315 Bell Road
16.040	UBS AG	Heartland Dental Medical Office Portfolio - 4237 U.S. Highway 1 South
16.041	UBS AG	Heartland Dental Medical Office Portfolio - 1521 East Debbie Lane
16.042	UBS AG	Heartland Dental Medical Office Portfolio - 3152 South Broadway
16.043	UBS AG	Heartland Dental Medical Office Portfolio - 8701 South Garnett Road
16.044	UBS AG	Heartland Dental Medical Office Portfolio - 450 South Weber Road
16.045	UBS AG	Heartland Dental Medical Office Portfolio - 840 Nissan Drive
16.046	UBS AG	Heartland Dental Medical Office Portfolio - 12222 Route 47
16.047	UBS AG	Heartland Dental Medical Office Portfolio - 3415 Livernois Road
16.048	UBS AG	Heartland Dental Medical Office Portfolio - 5309 Buffalo Gap Road
16.049	UBS AG	Heartland Dental Medical Office Portfolio - 8190 Windfall Lane
16.050	UBS AG	Heartland Dental Medical Office Portfolio - 2620 East Highway 50
16.051	UBS AG	Heartland Dental Medical Office Portfolio - 10670 Southwest Tradition Square
16.052	UBS AG	Heartland Dental Medical Office Portfolio - 4939 Courthouse Street
16.053	UBS AG	Heartland Dental Medical Office Portfolio - 2301 Old Canoe Creek Road
16.054	UBS AG	Heartland Dental Medical Office Portfolio - 507 North Hershey Road
16.055	UBS AG	Heartland Dental Medical Office Portfolio - 242 Southwoods Center
16.056	UBS AG	Heartland Dental Medical Office Portfolio - 3016 Columbia Avenue
16.057	UBS AG	Heartland Dental Medical Office Portfolio - 4120 North 197th Avenue
16.058	UBS AG	Heartland Dental Medical Office Portfolio - 13794 Beach Boulevard
16.059	UBS AG	Heartland Dental Medical Office Portfolio - 3037 Southwest Port St. Lucie Boulevard
16.060	UBS AG	Heartland Dental Medical Office Portfolio - 1840 Dekalb Avenue
16.061	UBS AG	Heartland Dental Medical Office Portfolio - 9100 Highway 119
16.062	UBS AG	Heartland Dental Medical Office Portfolio - 42 Market Square Road
16.063	UBS AG	Heartland Dental Medical Office Portfolio - 2707 Sycamore Road
16.064	UBS AG	Heartland Dental Medical Office Portfolio - 2014 Lime Kiln Road
16.065	UBS AG	Heartland Dental Medical Office Portfolio - 103 Farabee Drive North
16.066	UBS AG	Heartland Dental Medical Office Portfolio - 4999 North Tanner Road
16.067	UBS AG	Heartland Dental Medical Office Portfolio - 674 Lake Joy Road
16.068	UBS AG	Heartland Dental Medical Office Portfolio - 1828 IN-44
16.069	UBS AG	Heartland Dental Medical Office Portfolio - 2950 South Rutherford Boulevard
16.070	UBS AG	Heartland Dental Medical Office Portfolio - 545 East Hunt Highway
16.071	UBS AG	Heartland Dental Medical Office Portfolio - 17810 Pierce Plaza
16.072	UBS AG	Heartland Dental Medical Office Portfolio - 5445 South Williamson Boulevard
16.073	UBS AG	Heartland Dental Medical Office Portfolio - 780 East-West Connector South West
16.074	UBS AG	Heartland Dental Medical Office Portfolio - 16620 West 159th Street
16.075	UBS AG	Heartland Dental Medical Office Portfolio - 13851 North US Highway 441
16.076	UBS AG	Heartland Dental Medical Office Portfolio - 3120 Mahan Drive
16.077	UBS AG	Heartland Dental Medical Office Portfolio - 2000 Veterans Memorial Parkway South
16.078	UBS AG	Heartland Dental Medical Office Portfolio - 1402 U.S. Route 12
16.079	UBS AG	Heartland Dental Medical Office Portfolio - 1776 Blanding Boulevard

EXH. A-46

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Other Escrow II (Initial) ($)	Other Escrow II (Monthly) ($)	Other Escrow II Cap ($)	Other Escrow II Escrow - Cash or LoC	Other Escrow II - LoC Counterparty
16.080	UBS AG	Heartland Dental Medical Office Portfolio - 3012 Anchor Drive
16.081	UBS AG	Heartland Dental Medical Office Portfolio - 1715 West Main Street
16.082	UBS AG	Heartland Dental Medical Office Portfolio - 10389 Big Bend Road
16.083	UBS AG	Heartland Dental Medical Office Portfolio - 7103 Whitestown Parkway
16.084	UBS AG	Heartland Dental Medical Office Portfolio - 2751 Fountain Place
16.085	UBS AG	Heartland Dental Medical Office Portfolio - 2030 Crossing Circle
16.086	UBS AG	Heartland Dental Medical Office Portfolio - 13101 East 96th Street North
16.087	UBS AG	Heartland Dental Medical Office Portfolio - 692 Essington Road
16.088	UBS AG	Heartland Dental Medical Office Portfolio - 240 Blossom Park Drive
16.089	UBS AG	Heartland Dental Medical Office Portfolio - 6005 Watson Boulevard
16.090	UBS AG	Heartland Dental Medical Office Portfolio - 3237 Sixes Road
16.091	UBS AG	Heartland Dental Medical Office Portfolio - 4030 Winder Highway
16.092	UBS AG	Heartland Dental Medical Office Portfolio - 8605 East State Road 70
16.093	UBS AG	Heartland Dental Medical Office Portfolio - 540 West Walnut Street
16.094	UBS AG	Heartland Dental Medical Office Portfolio - 5630 Plank Road
16.095	UBS AG	Heartland Dental Medical Office Portfolio - 10505 Lima Road
16.096	UBS AG	Heartland Dental Medical Office Portfolio - 7485 Vanderbilt Beach Boulevard
16.097	UBS AG	Heartland Dental Medical Office Portfolio - 2701 South Koke Mill Road
16.098	UBS AG	Heartland Dental Medical Office Portfolio - 22329 Greenview Parkway
16.099	UBS AG	Heartland Dental Medical Office Portfolio - 25000 Bernwood Drive
16.100	UBS AG	Heartland Dental Medical Office Portfolio - 3500 Clemson Boulevard
16.101	UBS AG	Heartland Dental Medical Office Portfolio - 2222 Highway 540A East
16.102	UBS AG	Heartland Dental Medical Office Portfolio - 1055 Pine Log Road
16.103	UBS AG	Heartland Dental Medical Office Portfolio - 4315 North Holland Sylvania Road
16.104	UBS AG	Heartland Dental Medical Office Portfolio - 21300 Town Commons Drive
16.105	UBS AG	Heartland Dental Medical Office Portfolio - 1905 Convenience Place
16.106	UBS AG	Heartland Dental Medical Office Portfolio - 3308 Platt Springs Road
16.107	UBS AG	Heartland Dental Medical Office Portfolio - 132 Milestone Way
16.108	UBS AG	Heartland Dental Medical Office Portfolio - 1429 Chester Boulevard
16.109	UBS AG	Heartland Dental Medical Office Portfolio - 1339 North Sumter Boulevard
16.110	UBS AG	Heartland Dental Medical Office Portfolio - 1536 Farm to Market 359 Road
16.111	UBS AG	Heartland Dental Medical Office Portfolio - 3585 North 168th Court
16.112	UBS AG	Heartland Dental Medical Office Portfolio - 1980 U.S. Highway 1 South
16.113	UBS AG	Heartland Dental Medical Office Portfolio - 13328 Metcalf Avenue
16.114	UBS AG	Heartland Dental Medical Office Portfolio - 826 West Lincoln Avenue
16.115	UBS AG	Heartland Dental Medical Office Portfolio - 1515 West 45th Avenue
16.116	UBS AG	Heartland Dental Medical Office Portfolio - 1012 Mill Pond Lane
16.117	UBS AG	Heartland Dental Medical Office Portfolio - 621 Chatham Avenue
16.118	UBS AG	Heartland Dental Medical Office Portfolio - 24940 South Tamiami Trail
16.119	UBS AG	Heartland Dental Medical Office Portfolio - 609 Front Street
16.120	UBS AG	Heartland Dental Medical Office Portfolio - 6190 LBJ Freeway
16.121	UBS AG	Heartland Dental Medical Office Portfolio - 3417 Schofield Avenue
16.122	UBS AG	Heartland Dental Medical Office Portfolio - 330 Park Place
16.123	UBS AG	Heartland Dental Medical Office Portfolio - 1490 North Green Mount Road
16.124	UBS AG	Heartland Dental Medical Office Portfolio - 213 Main Street
16.125	UBS AG	Heartland Dental Medical Office Portfolio - 11119 Hearth Road
16.126	UBS AG	Heartland Dental Medical Office Portfolio - 2362 West Boulevard Street
16.127	UBS AG	Heartland Dental Medical Office Portfolio - 2812 East Main Street
16.128	UBS AG	Heartland Dental Medical Office Portfolio - 1202 South Broad Street
16.129	UBS AG	Heartland Dental Medical Office Portfolio - 8790 Walnut Grove Road
16.130	UBS AG	Heartland Dental Medical Office Portfolio - 10708 East State Road 64
16.131	UBS AG	Heartland Dental Medical Office Portfolio - 2184 FM 3009
16.132	UBS AG	Heartland Dental Medical Office Portfolio - 2210 Boiling Springs Road
16.133	UBS AG	Heartland Dental Medical Office Portfolio - 3105 Kirby Whitten Road
16.134	UBS AG	Heartland Dental Medical Office Portfolio - 716 32nd Street South
16.135	UBS AG	Heartland Dental Medical Office Portfolio - 1010 West U.S. Route 6
16.136	UBS AG	Heartland Dental Medical Office Portfolio - 935 West Exchange Parkway
16.137	UBS AG	Heartland Dental Medical Office Portfolio - 3608 Jeffco Boulevard
16.138	UBS AG	Heartland Dental Medical Office Portfolio - 998 Williford Court
16.139	UBS AG	Heartland Dental Medical Office Portfolio - 4405 Highway 17
16.140	UBS AG	Heartland Dental Medical Office Portfolio - 3003 Twin Rivers Drive
16.141	UBS AG	Heartland Dental Medical Office Portfolio - 12260 Tamiami Trail East
16.142	UBS AG	Heartland Dental Medical Office Portfolio - 1405 South 25th Street
16.143	UBS AG	Heartland Dental Medical Office Portfolio - 12605 Troxler Avenue
16.144	UBS AG	Heartland Dental Medical Office Portfolio - 122 Stone Trace Drive
16.145	UBS AG	Heartland Dental Medical Office Portfolio - 4455 Florida National Drive
16.146	UBS AG	Heartland Dental Medical Office Portfolio - 3645 North Council Road
16.147	UBS AG	Heartland Dental Medical Office Portfolio - 9305 Market Square Drive
16.148	UBS AG	Heartland Dental Medical Office Portfolio - 3420 Bayside Lakes Boulevard Southeast
16.149	UBS AG	Heartland Dental Medical Office Portfolio - 309 West Ogden Avenue
16.150	UBS AG	Heartland Dental Medical Office Portfolio - 456 University Boulevard North
16.151	UBS AG	Heartland Dental Medical Office Portfolio - 1316 McMillan Street
16.152	UBS AG	Heartland Dental Medical Office Portfolio - 6233 Veterans Parkway
16.153	UBS AG	Heartland Dental Medical Office Portfolio - 116 Calumet Center Road
16.154	UBS AG	Heartland Dental Medical Office Portfolio - 828 South Main Street
16.155	UBS AG	Heartland Dental Medical Office Portfolio - 7200 Red Hawk Court
16.156	UBS AG	Heartland Dental Medical Office Portfolio - 303 Ashby Park Lane
16.157	UBS AG	Heartland Dental Medical Office Portfolio - 3106 Professional Plaza
16.158	UBS AG	Heartland Dental Medical Office Portfolio - 1950 Chesley Drive

EXH. A-47

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Other Escrow II (Initial) ($)	Other Escrow II (Monthly) ($)	Other Escrow II Cap ($)	Other Escrow II Escrow - Cash or LoC	Other Escrow II - LoC Counterparty
16.159	UBS AG	Heartland Dental Medical Office Portfolio - 104 South Houston Road
16.160	UBS AG	Heartland Dental Medical Office Portfolio - 103 East Tatum Avenue
16.161	UBS AG	Heartland Dental Medical Office Portfolio - 165 Juniper Circle
16.162	UBS AG	Heartland Dental Medical Office Portfolio - 135 East Broadway Street
16.163	UBS AG	Heartland Dental Medical Office Portfolio - 9360 Two Notch Road
16.164	UBS AG	Heartland Dental Medical Office Portfolio - 12988 Georgia Highway 9
16.165	UBS AG	Heartland Dental Medical Office Portfolio - 5 Jannell Court
16.166	UBS AG	Heartland Dental Medical Office Portfolio - 1617 East Main Street
16.167	UBS AG	Heartland Dental Medical Office Portfolio - 2116 Vista Oeste North West, Unit 202
16.168	UBS AG	Heartland Dental Medical Office Portfolio - 50 South Kyrene Road, Suite 5
16.169	UBS AG	Heartland Dental Medical Office Portfolio - 101 Rice Bent Way Suite 4
17	UBS AG	InnVite Hospitality Portfolio	0	0	0	Cash	NAP
17.01	UBS AG	Hampton Inn Sidney
17.02	UBS AG	Best Western Plus Dayton Northwest
17.03	UBS AG	Best Western Plus Dayton South
17.04	UBS AG	Quality Inn & Suites South/Obetz
17.05	UBS AG	Super 8 Zanesville
19	UBS AG	Marketplace at Smyrna	314,461	0	0	Cash	NAP
22	UBS AG	Houport Mixed Use Portfolio	5,000	0	0	Cash	NAP
22.01	UBS AG	Katy
22.02	UBS AG	Westway
22.03	UBS AG	Pineway
44	UBS AG	Fairfield Inn & Suites - Colorado Springs North	106,632	0	0	Cash	NAP
46	UBS AG	Confluence Portfolio	0	0	0	NAP	NAP
46.01	UBS AG	Ashley Chase Apartments
46.02	UBS AG	South Guignard Apartments (Lift Homes)
46.03	UBS AG	Cambridge Court Apartments
48	UBS AG	Holiday Inn Express & Suites Woodward	0	0	0	NAP	NAP
49	UBS AG	Oak Meadows & Brookview Place	0	0	0	NAP	NAP
49.01	UBS AG	Brookview Place
49.02	UBS AG	Oak Meadows
61	UBS AG	Walgreens Houma	0	0	0	NAP	NAP
63	UBS AG	Gallatin Manor	0	0	0	NAP	NAP

EXH. A-48

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Holdback	Secured by LOC (Y/N)	LOC Amount	Type of Lockbox
8	UBS AG	The Colonnade Office Complex	NAP	N		Hard/Springing Cash Management
10	UBS AG	Great Value Storage Portfolio	NAP	N		Hard/Springing Cash Management
10.01	UBS AG	GVS - 6250 Westward Lane
10.02	UBS AG	GVS - 1223, 1235, 1431, 1441, 1451, 1491, 1527, 1543 & 1559 North Nellis Boulevard
10.03	UBS AG	GVS - 9530 Skillman Street
10.04	UBS AG	GVS - 4311 Samuell Boulevard
10.05	UBS AG	GVS - 9010 Emmett F Lowry Expressway
10.06	UBS AG	GVS - 9984 South Old State Road
10.07	UBS AG	GVS - 10640 Hempstead Road
10.08	UBS AG	GVS - 7273 Kearney Street and 6345 East 78th Avenue
10.09	UBS AG	GVS - 4641 Production Drive
10.10	UBS AG	GVS - 920 Highway 80 East
10.11	UBS AG	GVS - 2202 North Market Street
10.12	UBS AG	GVS - 111 North Layfair Drive
10.13	UBS AG	GVS - 435 Congress Park Drive
10.14	UBS AG	GVS - 765 South Street
10.15	UBS AG	GVS - 410 Gulf Freeway
10.16	UBS AG	GVS - 5199 Westerville Road
10.17	UBS AG	GVS - 2502 Bay Street
10.18	UBS AG	GVS - 1710 North Cunningham Avenue
10.19	UBS AG	GVS - 7821 Taylor Road
10.20	UBS AG	GVS - 9600 Marion Ridge
10.21	UBS AG	GVS - 4901 South Freeway
10.22	UBS AG	GVS - 15300 Kuykendahl Road
10.23	UBS AG	GVS - 9951 Harwin Road
10.24	UBS AG	GVS - 2033 Oak Grove Road
10.25	UBS AG	GVS - 11702 Beechnut Street
10.26	UBS AG	GVS - 13825 FM 306
10.27	UBS AG	GVS - 5550 Antoine Drive
10.28	UBS AG	GVS - 580 East Dublin Granville Road
10.29	UBS AG	GVS - 7986 Southern Boulevard
10.30	UBS AG	GVS - 1330 Georgesville Road
10.31	UBS AG	GVS - 123 South Meridian Road
10.32	UBS AG	GVS - 3380 North Post Road
10.33	UBS AG	GVS - 2150 Wirt Road
10.34	UBS AG	GVS - 5301 Tamarack Circle East
10.35	UBS AG	GVS - 443 Laredo Street
10.36	UBS AG	GVS - 1661 and 1670 West Government Street
10.37	UBS AG	GVS - 8450 Cook Road
10.38	UBS AG	GVS - 613 North Freeway
10.39	UBS AG	GVS - 10601 West Fairmont Parkway
10.40	UBS AG	GVS - 7200 Tussing Road
10.41	UBS AG	GVS - 14318 Highway 249
10.42	UBS AG	GVS - 1910 25th Avenue North
10.43	UBS AG	GVS - 8501 North Springboro Pike
10.44	UBS AG	GVS - 4145 State Route 741
10.45	UBS AG	GVS - 1961 Covington Pike
10.46	UBS AG	GVS - 3785 Shiloh Springs Road
10.47	UBS AG	GVS - 1585 Lexington Avenue
10.48	UBS AG	GVS - 1594 Route 9G
10.49	UBS AG	GVS - 8320 Alabonson Road
10.50	UBS AG	GVS - 10013 FM 620
10.51	UBS AG	GVS - 426 North Smithville Road
10.52	UBS AG	GVS - 60 Westpark Road
10.53	UBS AG	GVS - 2407 South U.S. Highway 183
10.54	UBS AG	GVS - 5811 North Houston Rosslyn Road
10.55	UBS AG	GVS - 3412 Garth Road
10.56	UBS AG	GVS - 941 Fairmont Parkway
10.57	UBS AG	GVS - 632 Timkin Road
10.58	UBS AG	GVS - 8801 Boone Road
10.59	UBS AG	GVS - 3951 Highway 78
10.60	UBS AG	GVS - 16905 Indian Chief Drive
10.61	UBS AG	GVS - 16530 West Hardy Road
10.62	UBS AG	GVS - 4806 Marie Lane
10.63	UBS AG	GVS - 1151 East Expressway 83
10.64	UBS AG	GVS - 7116 South IH-35 Frontage Road
11	UBS AG	The Block Northway	2,200,000	N		Hard/Springing Cash Management
12	UBS AG	Wolverine Portfolio	NAP	N		Springing
12.01	UBS AG	Apple Tree Estates
12.02	UBS AG	South Lyon
12.03	UBS AG	Metro Commons
12.04	UBS AG	Brighton Village
12.05	UBS AG	College Heights
12.06	UBS AG	Hillcrest
12.07	UBS AG	Royal Village
12.08	UBS AG	Fernwood
12.09	UBS AG	Satellite Bay
12.10	UBS AG	Chalet Village
16	UBS AG	Heartland Dental Medical Office Portfolio	NAP	N		Hard/Springing Cash Management

EXH. A-49

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Holdback	Secured by LOC (Y/N)	LOC Amount	Type of Lockbox
16.001	UBS AG	Heartland Dental Medical Office Portfolio - 1200 Network Centre Drive
16.002	UBS AG	Heartland Dental Medical Office Portfolio - 9150 North East Barry Road
16.003	UBS AG	Heartland Dental Medical Office Portfolio - 11925 Jones Bridge Road
16.004	UBS AG	Heartland Dental Medical Office Portfolio - 200 Brevco Plaza
16.005	UBS AG	Heartland Dental Medical Office Portfolio - 1760 West Virginia Street
16.006	UBS AG	Heartland Dental Medical Office Portfolio - 117 St. Patrick’s Drive
16.007	UBS AG	Heartland Dental Medical Office Portfolio - 1647 County Road 220
16.008	UBS AG	Heartland Dental Medical Office Portfolio - 3500 East Highway 377
16.009	UBS AG	Heartland Dental Medical Office Portfolio - 4112 North Belt Highway
16.010	UBS AG	Heartland Dental Medical Office Portfolio - 3009 Winghaven Boulevard
16.011	UBS AG	Heartland Dental Medical Office Portfolio - 2202 Althoff Drive
16.012	UBS AG	Heartland Dental Medical Office Portfolio - 3820 Wabash Avenue
16.013	UBS AG	Heartland Dental Medical Office Portfolio - 561 East Lincoln Highway
16.014	UBS AG	Heartland Dental Medical Office Portfolio - 508 South 52nd Street
16.015	UBS AG	Heartland Dental Medical Office Portfolio - 1025 Ashley Street
16.016	UBS AG	Heartland Dental Medical Office Portfolio - 440 Erie Parkway
16.017	UBS AG	Heartland Dental Medical Office Portfolio - 1381 Citrus Tower Boulevard
16.018	UBS AG	Heartland Dental Medical Office Portfolio - 1751 Pleasant Road
16.019	UBS AG	Heartland Dental Medical Office Portfolio - 9625 Lake Nona Village Place
16.020	UBS AG	Heartland Dental Medical Office Portfolio - 615 Saint James Avenue
16.021	UBS AG	Heartland Dental Medical Office Portfolio - 13816 Narcoossee Road
16.022	UBS AG	Heartland Dental Medical Office Portfolio - 1695 Wells Road
16.023	UBS AG	Heartland Dental Medical Office Portfolio - 4355 Suwanee Dam Road
16.024	UBS AG	Heartland Dental Medical Office Portfolio - 7310 North Villa Drive
16.025	UBS AG	Heartland Dental Medical Office Portfolio - 299A Indian Lake Boulevard
16.026	UBS AG	Heartland Dental Medical Office Portfolio - 2455 East Main Street
16.027	UBS AG	Heartland Dental Medical Office Portfolio - 630 East Markey Parkway
16.028	UBS AG	Heartland Dental Medical Office Portfolio - 1613 East Pflugerville Parkway
16.029	UBS AG	Heartland Dental Medical Office Portfolio - 782 Belle Terre Parkway
16.030	UBS AG	Heartland Dental Medical Office Portfolio - 11890 Highway 707
16.031	UBS AG	Heartland Dental Medical Office Portfolio - 7551 Osceola Polk Line Road
16.032	UBS AG	Heartland Dental Medical Office Portfolio - 100 Piper Hill Drive
16.033	UBS AG	Heartland Dental Medical Office Portfolio - 8624 Lee Vista Boulevard
16.034	UBS AG	Heartland Dental Medical Office Portfolio - 149 Tuscan Way
16.035	UBS AG	Heartland Dental Medical Office Portfolio - 2740 Prairie Crossing Drive
16.036	UBS AG	Heartland Dental Medical Office Portfolio - 2066 Bruce B. Downs Boulevard
16.037	UBS AG	Heartland Dental Medical Office Portfolio - 209 Latitude Lane
16.038	UBS AG	Heartland Dental Medical Office Portfolio - 4608 South West College Road
16.039	UBS AG	Heartland Dental Medical Office Portfolio - 1315 Bell Road
16.040	UBS AG	Heartland Dental Medical Office Portfolio - 4237 U.S. Highway 1 South
16.041	UBS AG	Heartland Dental Medical Office Portfolio - 1521 East Debbie Lane
16.042	UBS AG	Heartland Dental Medical Office Portfolio - 3152 South Broadway
16.043	UBS AG	Heartland Dental Medical Office Portfolio - 8701 South Garnett Road
16.044	UBS AG	Heartland Dental Medical Office Portfolio - 450 South Weber Road
16.045	UBS AG	Heartland Dental Medical Office Portfolio - 840 Nissan Drive
16.046	UBS AG	Heartland Dental Medical Office Portfolio - 12222 Route 47
16.047	UBS AG	Heartland Dental Medical Office Portfolio - 3415 Livernois Road
16.048	UBS AG	Heartland Dental Medical Office Portfolio - 5309 Buffalo Gap Road
16.049	UBS AG	Heartland Dental Medical Office Portfolio - 8190 Windfall Lane
16.050	UBS AG	Heartland Dental Medical Office Portfolio - 2620 East Highway 50
16.051	UBS AG	Heartland Dental Medical Office Portfolio - 10670 Southwest Tradition Square
16.052	UBS AG	Heartland Dental Medical Office Portfolio - 4939 Courthouse Street
16.053	UBS AG	Heartland Dental Medical Office Portfolio - 2301 Old Canoe Creek Road
16.054	UBS AG	Heartland Dental Medical Office Portfolio - 507 North Hershey Road
16.055	UBS AG	Heartland Dental Medical Office Portfolio - 242 Southwoods Center
16.056	UBS AG	Heartland Dental Medical Office Portfolio - 3016 Columbia Avenue
16.057	UBS AG	Heartland Dental Medical Office Portfolio - 4120 North 197th Avenue
16.058	UBS AG	Heartland Dental Medical Office Portfolio - 13794 Beach Boulevard
16.059	UBS AG	Heartland Dental Medical Office Portfolio - 3037 Southwest Port St. Lucie Boulevard
16.060	UBS AG	Heartland Dental Medical Office Portfolio - 1840 Dekalb Avenue
16.061	UBS AG	Heartland Dental Medical Office Portfolio - 9100 Highway 119
16.062	UBS AG	Heartland Dental Medical Office Portfolio - 42 Market Square Road
16.063	UBS AG	Heartland Dental Medical Office Portfolio - 2707 Sycamore Road
16.064	UBS AG	Heartland Dental Medical Office Portfolio - 2014 Lime Kiln Road
16.065	UBS AG	Heartland Dental Medical Office Portfolio - 103 Farabee Drive North
16.066	UBS AG	Heartland Dental Medical Office Portfolio - 4999 North Tanner Road
16.067	UBS AG	Heartland Dental Medical Office Portfolio - 674 Lake Joy Road
16.068	UBS AG	Heartland Dental Medical Office Portfolio - 1828 IN-44
16.069	UBS AG	Heartland Dental Medical Office Portfolio - 2950 South Rutherford Boulevard
16.070	UBS AG	Heartland Dental Medical Office Portfolio - 545 East Hunt Highway
16.071	UBS AG	Heartland Dental Medical Office Portfolio - 17810 Pierce Plaza
16.072	UBS AG	Heartland Dental Medical Office Portfolio - 5445 South Williamson Boulevard
16.073	UBS AG	Heartland Dental Medical Office Portfolio - 780 East-West Connector South West
16.074	UBS AG	Heartland Dental Medical Office Portfolio - 16620 West 159th Street
16.075	UBS AG	Heartland Dental Medical Office Portfolio - 13851 North US Highway 441
16.076	UBS AG	Heartland Dental Medical Office Portfolio - 3120 Mahan Drive
16.077	UBS AG	Heartland Dental Medical Office Portfolio - 2000 Veterans Memorial Parkway South
16.078	UBS AG	Heartland Dental Medical Office Portfolio - 1402 U.S. Route 12
16.079	UBS AG	Heartland Dental Medical Office Portfolio - 1776 Blanding Boulevard

EXH. A-50

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Holdback	Secured by LOC (Y/N)	LOC Amount	Type of Lockbox
16.080	UBS AG	Heartland Dental Medical Office Portfolio - 3012 Anchor Drive
16.081	UBS AG	Heartland Dental Medical Office Portfolio - 1715 West Main Street
16.082	UBS AG	Heartland Dental Medical Office Portfolio - 10389 Big Bend Road
16.083	UBS AG	Heartland Dental Medical Office Portfolio - 7103 Whitestown Parkway
16.084	UBS AG	Heartland Dental Medical Office Portfolio - 2751 Fountain Place
16.085	UBS AG	Heartland Dental Medical Office Portfolio - 2030 Crossing Circle
16.086	UBS AG	Heartland Dental Medical Office Portfolio - 13101 East 96th Street North
16.087	UBS AG	Heartland Dental Medical Office Portfolio - 692 Essington Road
16.088	UBS AG	Heartland Dental Medical Office Portfolio - 240 Blossom Park Drive
16.089	UBS AG	Heartland Dental Medical Office Portfolio - 6005 Watson Boulevard
16.090	UBS AG	Heartland Dental Medical Office Portfolio - 3237 Sixes Road
16.091	UBS AG	Heartland Dental Medical Office Portfolio - 4030 Winder Highway
16.092	UBS AG	Heartland Dental Medical Office Portfolio - 8605 East State Road 70
16.093	UBS AG	Heartland Dental Medical Office Portfolio - 540 West Walnut Street
16.094	UBS AG	Heartland Dental Medical Office Portfolio - 5630 Plank Road
16.095	UBS AG	Heartland Dental Medical Office Portfolio - 10505 Lima Road
16.096	UBS AG	Heartland Dental Medical Office Portfolio - 7485 Vanderbilt Beach Boulevard
16.097	UBS AG	Heartland Dental Medical Office Portfolio - 2701 South Koke Mill Road
16.098	UBS AG	Heartland Dental Medical Office Portfolio - 22329 Greenview Parkway
16.099	UBS AG	Heartland Dental Medical Office Portfolio - 25000 Bernwood Drive
16.100	UBS AG	Heartland Dental Medical Office Portfolio - 3500 Clemson Boulevard
16.101	UBS AG	Heartland Dental Medical Office Portfolio - 2222 Highway 540A East
16.102	UBS AG	Heartland Dental Medical Office Portfolio - 1055 Pine Log Road
16.103	UBS AG	Heartland Dental Medical Office Portfolio - 4315 North Holland Sylvania Road
16.104	UBS AG	Heartland Dental Medical Office Portfolio - 21300 Town Commons Drive
16.105	UBS AG	Heartland Dental Medical Office Portfolio - 1905 Convenience Place
16.106	UBS AG	Heartland Dental Medical Office Portfolio - 3308 Platt Springs Road
16.107	UBS AG	Heartland Dental Medical Office Portfolio - 132 Milestone Way
16.108	UBS AG	Heartland Dental Medical Office Portfolio - 1429 Chester Boulevard
16.109	UBS AG	Heartland Dental Medical Office Portfolio - 1339 North Sumter Boulevard
16.110	UBS AG	Heartland Dental Medical Office Portfolio - 1536 Farm to Market 359 Road
16.111	UBS AG	Heartland Dental Medical Office Portfolio - 3585 North 168th Court
16.112	UBS AG	Heartland Dental Medical Office Portfolio - 1980 U.S. Highway 1 South
16.113	UBS AG	Heartland Dental Medical Office Portfolio - 13328 Metcalf Avenue
16.114	UBS AG	Heartland Dental Medical Office Portfolio - 826 West Lincoln Avenue
16.115	UBS AG	Heartland Dental Medical Office Portfolio - 1515 West 45th Avenue
16.116	UBS AG	Heartland Dental Medical Office Portfolio - 1012 Mill Pond Lane
16.117	UBS AG	Heartland Dental Medical Office Portfolio - 621 Chatham Avenue
16.118	UBS AG	Heartland Dental Medical Office Portfolio - 24940 South Tamiami Trail
16.119	UBS AG	Heartland Dental Medical Office Portfolio - 609 Front Street
16.120	UBS AG	Heartland Dental Medical Office Portfolio - 6190 LBJ Freeway
16.121	UBS AG	Heartland Dental Medical Office Portfolio - 3417 Schofield Avenue
16.122	UBS AG	Heartland Dental Medical Office Portfolio - 330 Park Place
16.123	UBS AG	Heartland Dental Medical Office Portfolio - 1490 North Green Mount Road
16.124	UBS AG	Heartland Dental Medical Office Portfolio - 213 Main Street
16.125	UBS AG	Heartland Dental Medical Office Portfolio - 11119 Hearth Road
16.126	UBS AG	Heartland Dental Medical Office Portfolio - 2362 West Boulevard Street
16.127	UBS AG	Heartland Dental Medical Office Portfolio - 2812 East Main Street
16.128	UBS AG	Heartland Dental Medical Office Portfolio - 1202 South Broad Street
16.129	UBS AG	Heartland Dental Medical Office Portfolio - 8790 Walnut Grove Road
16.130	UBS AG	Heartland Dental Medical Office Portfolio - 10708 East State Road 64
16.131	UBS AG	Heartland Dental Medical Office Portfolio - 2184 FM 3009
16.132	UBS AG	Heartland Dental Medical Office Portfolio - 2210 Boiling Springs Road
16.133	UBS AG	Heartland Dental Medical Office Portfolio - 3105 Kirby Whitten Road
16.134	UBS AG	Heartland Dental Medical Office Portfolio - 716 32nd Street South
16.135	UBS AG	Heartland Dental Medical Office Portfolio - 1010 West U.S. Route 6
16.136	UBS AG	Heartland Dental Medical Office Portfolio - 935 West Exchange Parkway
16.137	UBS AG	Heartland Dental Medical Office Portfolio - 3608 Jeffco Boulevard
16.138	UBS AG	Heartland Dental Medical Office Portfolio - 998 Williford Court
16.139	UBS AG	Heartland Dental Medical Office Portfolio - 4405 Highway 17
16.140	UBS AG	Heartland Dental Medical Office Portfolio - 3003 Twin Rivers Drive
16.141	UBS AG	Heartland Dental Medical Office Portfolio - 12260 Tamiami Trail East
16.142	UBS AG	Heartland Dental Medical Office Portfolio - 1405 South 25th Street
16.143	UBS AG	Heartland Dental Medical Office Portfolio - 12605 Troxler Avenue
16.144	UBS AG	Heartland Dental Medical Office Portfolio - 122 Stone Trace Drive
16.145	UBS AG	Heartland Dental Medical Office Portfolio - 4455 Florida National Drive
16.146	UBS AG	Heartland Dental Medical Office Portfolio - 3645 North Council Road
16.147	UBS AG	Heartland Dental Medical Office Portfolio - 9305 Market Square Drive
16.148	UBS AG	Heartland Dental Medical Office Portfolio - 3420 Bayside Lakes Boulevard Southeast
16.149	UBS AG	Heartland Dental Medical Office Portfolio - 309 West Ogden Avenue
16.150	UBS AG	Heartland Dental Medical Office Portfolio - 456 University Boulevard North
16.151	UBS AG	Heartland Dental Medical Office Portfolio - 1316 McMillan Street
16.152	UBS AG	Heartland Dental Medical Office Portfolio - 6233 Veterans Parkway
16.153	UBS AG	Heartland Dental Medical Office Portfolio - 116 Calumet Center Road
16.154	UBS AG	Heartland Dental Medical Office Portfolio - 828 South Main Street
16.155	UBS AG	Heartland Dental Medical Office Portfolio - 7200 Red Hawk Court
16.156	UBS AG	Heartland Dental Medical Office Portfolio - 303 Ashby Park Lane
16.157	UBS AG	Heartland Dental Medical Office Portfolio - 3106 Professional Plaza
16.158	UBS AG	Heartland Dental Medical Office Portfolio - 1950 Chesley Drive

EXH. A-51

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Holdback	Secured by LOC (Y/N)	LOC Amount	Type of Lockbox
16.159	UBS AG	Heartland Dental Medical Office Portfolio - 104 South Houston Road
16.160	UBS AG	Heartland Dental Medical Office Portfolio - 103 East Tatum Avenue
16.161	UBS AG	Heartland Dental Medical Office Portfolio - 165 Juniper Circle
16.162	UBS AG	Heartland Dental Medical Office Portfolio - 135 East Broadway Street
16.163	UBS AG	Heartland Dental Medical Office Portfolio - 9360 Two Notch Road
16.164	UBS AG	Heartland Dental Medical Office Portfolio - 12988 Georgia Highway 9
16.165	UBS AG	Heartland Dental Medical Office Portfolio - 5 Jannell Court
16.166	UBS AG	Heartland Dental Medical Office Portfolio - 1617 East Main Street
16.167	UBS AG	Heartland Dental Medical Office Portfolio - 2116 Vista Oeste North West, Unit 202
16.168	UBS AG	Heartland Dental Medical Office Portfolio - 50 South Kyrene Road, Suite 5
16.169	UBS AG	Heartland Dental Medical Office Portfolio - 101 Rice Bent Way Suite 4
17	UBS AG	InnVite Hospitality Portfolio	NAP	N		Hard/Springing Cash Management
17.01	UBS AG	Hampton Inn Sidney
17.02	UBS AG	Best Western Plus Dayton Northwest
17.03	UBS AG	Best Western Plus Dayton South
17.04	UBS AG	Quality Inn & Suites South/Obetz
17.05	UBS AG	Super 8 Zanesville
19	UBS AG	Marketplace at Smyrna	NAP	N		Springing
22	UBS AG	Houport Mixed Use Portfolio	NAP	N		Hard/Springing Cash Management
22.01	UBS AG	Katy
22.02	UBS AG	Westway
22.03	UBS AG	Pineway
44	UBS AG	Fairfield Inn & Suites - Colorado Springs North	NAP	N		Hard/Springing Cash Management
46	UBS AG	Confluence Portfolio	NAP	N		Soft/Springing Cash Management
46.01	UBS AG	Ashley Chase Apartments
46.02	UBS AG	South Guignard Apartments (Lift Homes)
46.03	UBS AG	Cambridge Court Apartments
48	UBS AG	Holiday Inn Express & Suites Woodward	NAP	N		Hard/Upfront Cash Management
49	UBS AG	Oak Meadows & Brookview Place	NAP	N		Springing
49.01	UBS AG	Brookview Place
49.02	UBS AG	Oak Meadows
61	UBS AG	Walgreens Houma	NAP	N		Hard/Springing Cash Management
63	UBS AG	Gallatin Manor	NAP	N		Springing

EXH. A-52

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Borrower Name
8	UBS AG	The Colonnade Office Complex	FPG Colonnade, LP
10	UBS AG	Great Value Storage Portfolio	GVS Colorado Holdings I, LLC; GVS Illinois Holdings I, LLC; GVS Indiana Holdings I, LLC; GVS Missouri Holdings I, LLC; WC Mississippi Storage Portfolio I, LLC; GVS Nevada Holdings I, LLC; GVS New York Holdings I, LLC; GVS Ohio Holdings I, LLC; GVS Ohio Holdings II, LLC; GVS Tennessee Holdings I, LLC; GVS Texas Holdings I, LLC; GVS Texas Holdings II, LLC
10.01	UBS AG	GVS - 6250 Westward Lane
10.02	UBS AG	GVS - 1223, 1235, 1431, 1441, 1451, 1491, 1527, 1543 & 1559 North Nellis Boulevard
10.03	UBS AG	GVS - 9530 Skillman Street
10.04	UBS AG	GVS - 4311 Samuell Boulevard
10.05	UBS AG	GVS - 9010 Emmett F Lowry Expressway
10.06	UBS AG	GVS - 9984 South Old State Road
10.07	UBS AG	GVS - 10640 Hempstead Road
10.08	UBS AG	GVS - 7273 Kearney Street and 6345 East 78th Avenue
10.09	UBS AG	GVS - 4641 Production Drive
10.10	UBS AG	GVS - 920 Highway 80 East
10.11	UBS AG	GVS - 2202 North Market Street
10.12	UBS AG	GVS - 111 North Layfair Drive
10.13	UBS AG	GVS - 435 Congress Park Drive
10.14	UBS AG	GVS - 765 South Street
10.15	UBS AG	GVS - 410 Gulf Freeway
10.16	UBS AG	GVS - 5199 Westerville Road
10.17	UBS AG	GVS - 2502 Bay Street
10.18	UBS AG	GVS - 1710 North Cunningham Avenue
10.19	UBS AG	GVS - 7821 Taylor Road
10.20	UBS AG	GVS - 9600 Marion Ridge
10.21	UBS AG	GVS - 4901 South Freeway
10.22	UBS AG	GVS - 15300 Kuykendahl Road
10.23	UBS AG	GVS - 9951 Harwin Road
10.24	UBS AG	GVS - 2033 Oak Grove Road
10.25	UBS AG	GVS - 11702 Beechnut Street
10.26	UBS AG	GVS - 13825 FM 306
10.27	UBS AG	GVS - 5550 Antoine Drive
10.28	UBS AG	GVS - 580 East Dublin Granville Road
10.29	UBS AG	GVS - 7986 Southern Boulevard
10.30	UBS AG	GVS - 1330 Georgesville Road
10.31	UBS AG	GVS - 123 South Meridian Road
10.32	UBS AG	GVS - 3380 North Post Road
10.33	UBS AG	GVS - 2150 Wirt Road
10.34	UBS AG	GVS - 5301 Tamarack Circle East
10.35	UBS AG	GVS - 443 Laredo Street
10.36	UBS AG	GVS - 1661 and 1670 West Government Street
10.37	UBS AG	GVS - 8450 Cook Road
10.38	UBS AG	GVS - 613 North Freeway
10.39	UBS AG	GVS - 10601 West Fairmont Parkway
10.40	UBS AG	GVS - 7200 Tussing Road
10.41	UBS AG	GVS - 14318 Highway 249
10.42	UBS AG	GVS - 1910 25th Avenue North
10.43	UBS AG	GVS - 8501 North Springboro Pike
10.44	UBS AG	GVS - 4145 State Route 741
10.45	UBS AG	GVS - 1961 Covington Pike
10.46	UBS AG	GVS - 3785 Shiloh Springs Road
10.47	UBS AG	GVS - 1585 Lexington Avenue
10.48	UBS AG	GVS - 1594 Route 9G
10.49	UBS AG	GVS - 8320 Alabonson Road
10.50	UBS AG	GVS - 10013 FM 620
10.51	UBS AG	GVS - 426 North Smithville Road
10.52	UBS AG	GVS - 60 Westpark Road
10.53	UBS AG	GVS - 2407 South U.S. Highway 183
10.54	UBS AG	GVS - 5811 North Houston Rosslyn Road
10.55	UBS AG	GVS - 3412 Garth Road
10.56	UBS AG	GVS - 941 Fairmont Parkway
10.57	UBS AG	GVS - 632 Timkin Road
10.58	UBS AG	GVS - 8801 Boone Road
10.59	UBS AG	GVS - 3951 Highway 78
10.60	UBS AG	GVS - 16905 Indian Chief Drive
10.61	UBS AG	GVS - 16530 West Hardy Road
10.62	UBS AG	GVS - 4806 Marie Lane
10.63	UBS AG	GVS - 1151 East Expressway 83
10.64	UBS AG	GVS - 7116 South IH-35 Frontage Road
11	UBS AG	The Block Northway	LRC Northway Mall Acquisitions LLC
12	UBS AG	Wolverine Portfolio	Appletree Estates Associates, LLC; Brighton Village Associates, LLC; Chalet Village Associates, LLC; College Heights Associates, LLC; Fernwood Associates MHC, LLC; Hillcrest Acres Associates, LLC; Metro Commons Associates, LLC; Royal Village Associates, LLC; Satellite Bay Associates, LLC; South Lyon Woods Associates, LLC
12.01	UBS AG	Apple Tree Estates
12.02	UBS AG	South Lyon
12.03	UBS AG	Metro Commons
12.04	UBS AG	Brighton Village
12.05	UBS AG	College Heights
12.06	UBS AG	Hillcrest
12.07	UBS AG	Royal Village
12.08	UBS AG	Fernwood
12.09	UBS AG	Satellite Bay
12.10	UBS AG	Chalet Village
16	UBS AG	Heartland Dental Medical Office Portfolio	PRD Owner, LLC

EXH. A-53

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Borrower Name
16.001	UBS AG	Heartland Dental Medical Office Portfolio - 1200 Network Centre Drive
16.002	UBS AG	Heartland Dental Medical Office Portfolio - 9150 North East Barry Road
16.003	UBS AG	Heartland Dental Medical Office Portfolio - 11925 Jones Bridge Road
16.004	UBS AG	Heartland Dental Medical Office Portfolio - 200 Brevco Plaza
16.005	UBS AG	Heartland Dental Medical Office Portfolio - 1760 West Virginia Street
16.006	UBS AG	Heartland Dental Medical Office Portfolio - 117 St. Patrick’s Drive
16.007	UBS AG	Heartland Dental Medical Office Portfolio - 1647 County Road 220
16.008	UBS AG	Heartland Dental Medical Office Portfolio - 3500 East Highway 377
16.009	UBS AG	Heartland Dental Medical Office Portfolio - 4112 North Belt Highway
16.010	UBS AG	Heartland Dental Medical Office Portfolio - 3009 Winghaven Boulevard
16.011	UBS AG	Heartland Dental Medical Office Portfolio - 2202 Althoff Drive
16.012	UBS AG	Heartland Dental Medical Office Portfolio - 3820 Wabash Avenue
16.013	UBS AG	Heartland Dental Medical Office Portfolio - 561 East Lincoln Highway
16.014	UBS AG	Heartland Dental Medical Office Portfolio - 508 South 52nd Street
16.015	UBS AG	Heartland Dental Medical Office Portfolio - 1025 Ashley Street
16.016	UBS AG	Heartland Dental Medical Office Portfolio - 440 Erie Parkway
16.017	UBS AG	Heartland Dental Medical Office Portfolio - 1381 Citrus Tower Boulevard
16.018	UBS AG	Heartland Dental Medical Office Portfolio - 1751 Pleasant Road
16.019	UBS AG	Heartland Dental Medical Office Portfolio - 9625 Lake Nona Village Place
16.020	UBS AG	Heartland Dental Medical Office Portfolio - 615 Saint James Avenue
16.021	UBS AG	Heartland Dental Medical Office Portfolio - 13816 Narcoossee Road
16.022	UBS AG	Heartland Dental Medical Office Portfolio - 1695 Wells Road
16.023	UBS AG	Heartland Dental Medical Office Portfolio - 4355 Suwanee Dam Road
16.024	UBS AG	Heartland Dental Medical Office Portfolio - 7310 North Villa Drive
16.025	UBS AG	Heartland Dental Medical Office Portfolio - 299A Indian Lake Boulevard
16.026	UBS AG	Heartland Dental Medical Office Portfolio - 2455 East Main Street
16.027	UBS AG	Heartland Dental Medical Office Portfolio - 630 East Markey Parkway
16.028	UBS AG	Heartland Dental Medical Office Portfolio - 1613 East Pflugerville Parkway
16.029	UBS AG	Heartland Dental Medical Office Portfolio - 782 Belle Terre Parkway
16.030	UBS AG	Heartland Dental Medical Office Portfolio - 11890 Highway 707
16.031	UBS AG	Heartland Dental Medical Office Portfolio - 7551 Osceola Polk Line Road
16.032	UBS AG	Heartland Dental Medical Office Portfolio - 100 Piper Hill Drive
16.033	UBS AG	Heartland Dental Medical Office Portfolio - 8624 Lee Vista Boulevard
16.034	UBS AG	Heartland Dental Medical Office Portfolio - 149 Tuscan Way
16.035	UBS AG	Heartland Dental Medical Office Portfolio - 2740 Prairie Crossing Drive
16.036	UBS AG	Heartland Dental Medical Office Portfolio - 2066 Bruce B. Downs Boulevard
16.037	UBS AG	Heartland Dental Medical Office Portfolio - 209 Latitude Lane
16.038	UBS AG	Heartland Dental Medical Office Portfolio - 4608 South West College Road
16.039	UBS AG	Heartland Dental Medical Office Portfolio - 1315 Bell Road
16.040	UBS AG	Heartland Dental Medical Office Portfolio - 4237 U.S. Highway 1 South
16.041	UBS AG	Heartland Dental Medical Office Portfolio - 1521 East Debbie Lane
16.042	UBS AG	Heartland Dental Medical Office Portfolio - 3152 South Broadway
16.043	UBS AG	Heartland Dental Medical Office Portfolio - 8701 South Garnett Road
16.044	UBS AG	Heartland Dental Medical Office Portfolio - 450 South Weber Road
16.045	UBS AG	Heartland Dental Medical Office Portfolio - 840 Nissan Drive
16.046	UBS AG	Heartland Dental Medical Office Portfolio - 12222 Route 47
16.047	UBS AG	Heartland Dental Medical Office Portfolio - 3415 Livernois Road
16.048	UBS AG	Heartland Dental Medical Office Portfolio - 5309 Buffalo Gap Road
16.049	UBS AG	Heartland Dental Medical Office Portfolio - 8190 Windfall Lane
16.050	UBS AG	Heartland Dental Medical Office Portfolio - 2620 East Highway 50
16.051	UBS AG	Heartland Dental Medical Office Portfolio - 10670 Southwest Tradition Square
16.052	UBS AG	Heartland Dental Medical Office Portfolio - 4939 Courthouse Street
16.053	UBS AG	Heartland Dental Medical Office Portfolio - 2301 Old Canoe Creek Road
16.054	UBS AG	Heartland Dental Medical Office Portfolio - 507 North Hershey Road
16.055	UBS AG	Heartland Dental Medical Office Portfolio - 242 Southwoods Center
16.056	UBS AG	Heartland Dental Medical Office Portfolio - 3016 Columbia Avenue
16.057	UBS AG	Heartland Dental Medical Office Portfolio - 4120 North 197th Avenue
16.058	UBS AG	Heartland Dental Medical Office Portfolio - 13794 Beach Boulevard
16.059	UBS AG	Heartland Dental Medical Office Portfolio - 3037 Southwest Port St. Lucie Boulevard
16.060	UBS AG	Heartland Dental Medical Office Portfolio - 1840 Dekalb Avenue
16.061	UBS AG	Heartland Dental Medical Office Portfolio - 9100 Highway 119
16.062	UBS AG	Heartland Dental Medical Office Portfolio - 42 Market Square Road
16.063	UBS AG	Heartland Dental Medical Office Portfolio - 2707 Sycamore Road
16.064	UBS AG	Heartland Dental Medical Office Portfolio - 2014 Lime Kiln Road
16.065	UBS AG	Heartland Dental Medical Office Portfolio - 103 Farabee Drive North
16.066	UBS AG	Heartland Dental Medical Office Portfolio - 4999 North Tanner Road
16.067	UBS AG	Heartland Dental Medical Office Portfolio - 674 Lake Joy Road
16.068	UBS AG	Heartland Dental Medical Office Portfolio - 1828 IN-44
16.069	UBS AG	Heartland Dental Medical Office Portfolio - 2950 South Rutherford Boulevard
16.070	UBS AG	Heartland Dental Medical Office Portfolio - 545 East Hunt Highway
16.071	UBS AG	Heartland Dental Medical Office Portfolio - 17810 Pierce Plaza
16.072	UBS AG	Heartland Dental Medical Office Portfolio - 5445 South Williamson Boulevard
16.073	UBS AG	Heartland Dental Medical Office Portfolio - 780 East-West Connector South West
16.074	UBS AG	Heartland Dental Medical Office Portfolio - 16620 West 159th Street
16.075	UBS AG	Heartland Dental Medical Office Portfolio - 13851 North US Highway 441
16.076	UBS AG	Heartland Dental Medical Office Portfolio - 3120 Mahan Drive
16.077	UBS AG	Heartland Dental Medical Office Portfolio - 2000 Veterans Memorial Parkway South
16.078	UBS AG	Heartland Dental Medical Office Portfolio - 1402 U.S. Route 12
16.079	UBS AG	Heartland Dental Medical Office Portfolio - 1776 Blanding Boulevard

EXH. A-54

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Borrower Name
16.080	UBS AG	Heartland Dental Medical Office Portfolio - 3012 Anchor Drive
16.081	UBS AG	Heartland Dental Medical Office Portfolio - 1715 West Main Street
16.082	UBS AG	Heartland Dental Medical Office Portfolio - 10389 Big Bend Road
16.083	UBS AG	Heartland Dental Medical Office Portfolio - 7103 Whitestown Parkway
16.084	UBS AG	Heartland Dental Medical Office Portfolio - 2751 Fountain Place
16.085	UBS AG	Heartland Dental Medical Office Portfolio - 2030 Crossing Circle
16.086	UBS AG	Heartland Dental Medical Office Portfolio - 13101 East 96th Street North
16.087	UBS AG	Heartland Dental Medical Office Portfolio - 692 Essington Road
16.088	UBS AG	Heartland Dental Medical Office Portfolio - 240 Blossom Park Drive
16.089	UBS AG	Heartland Dental Medical Office Portfolio - 6005 Watson Boulevard
16.090	UBS AG	Heartland Dental Medical Office Portfolio - 3237 Sixes Road
16.091	UBS AG	Heartland Dental Medical Office Portfolio - 4030 Winder Highway
16.092	UBS AG	Heartland Dental Medical Office Portfolio - 8605 East State Road 70
16.093	UBS AG	Heartland Dental Medical Office Portfolio - 540 West Walnut Street
16.094	UBS AG	Heartland Dental Medical Office Portfolio - 5630 Plank Road
16.095	UBS AG	Heartland Dental Medical Office Portfolio - 10505 Lima Road
16.096	UBS AG	Heartland Dental Medical Office Portfolio - 7485 Vanderbilt Beach Boulevard
16.097	UBS AG	Heartland Dental Medical Office Portfolio - 2701 South Koke Mill Road
16.098	UBS AG	Heartland Dental Medical Office Portfolio - 22329 Greenview Parkway
16.099	UBS AG	Heartland Dental Medical Office Portfolio - 25000 Bernwood Drive
16.100	UBS AG	Heartland Dental Medical Office Portfolio - 3500 Clemson Boulevard
16.101	UBS AG	Heartland Dental Medical Office Portfolio - 2222 Highway 540A East
16.102	UBS AG	Heartland Dental Medical Office Portfolio - 1055 Pine Log Road
16.103	UBS AG	Heartland Dental Medical Office Portfolio - 4315 North Holland Sylvania Road
16.104	UBS AG	Heartland Dental Medical Office Portfolio - 21300 Town Commons Drive
16.105	UBS AG	Heartland Dental Medical Office Portfolio - 1905 Convenience Place
16.106	UBS AG	Heartland Dental Medical Office Portfolio - 3308 Platt Springs Road
16.107	UBS AG	Heartland Dental Medical Office Portfolio - 132 Milestone Way
16.108	UBS AG	Heartland Dental Medical Office Portfolio - 1429 Chester Boulevard
16.109	UBS AG	Heartland Dental Medical Office Portfolio - 1339 North Sumter Boulevard
16.110	UBS AG	Heartland Dental Medical Office Portfolio - 1536 Farm to Market 359 Road
16.111	UBS AG	Heartland Dental Medical Office Portfolio - 3585 North 168th Court
16.112	UBS AG	Heartland Dental Medical Office Portfolio - 1980 U.S. Highway 1 South
16.113	UBS AG	Heartland Dental Medical Office Portfolio - 13328 Metcalf Avenue
16.114	UBS AG	Heartland Dental Medical Office Portfolio - 826 West Lincoln Avenue
16.115	UBS AG	Heartland Dental Medical Office Portfolio - 1515 West 45th Avenue
16.116	UBS AG	Heartland Dental Medical Office Portfolio - 1012 Mill Pond Lane
16.117	UBS AG	Heartland Dental Medical Office Portfolio - 621 Chatham Avenue
16.118	UBS AG	Heartland Dental Medical Office Portfolio - 24940 South Tamiami Trail
16.119	UBS AG	Heartland Dental Medical Office Portfolio - 609 Front Street
16.120	UBS AG	Heartland Dental Medical Office Portfolio - 6190 LBJ Freeway
16.121	UBS AG	Heartland Dental Medical Office Portfolio - 3417 Schofield Avenue
16.122	UBS AG	Heartland Dental Medical Office Portfolio - 330 Park Place
16.123	UBS AG	Heartland Dental Medical Office Portfolio - 1490 North Green Mount Road
16.124	UBS AG	Heartland Dental Medical Office Portfolio - 213 Main Street
16.125	UBS AG	Heartland Dental Medical Office Portfolio - 11119 Hearth Road
16.126	UBS AG	Heartland Dental Medical Office Portfolio - 2362 West Boulevard Street
16.127	UBS AG	Heartland Dental Medical Office Portfolio - 2812 East Main Street
16.128	UBS AG	Heartland Dental Medical Office Portfolio - 1202 South Broad Street
16.129	UBS AG	Heartland Dental Medical Office Portfolio - 8790 Walnut Grove Road
16.130	UBS AG	Heartland Dental Medical Office Portfolio - 10708 East State Road 64
16.131	UBS AG	Heartland Dental Medical Office Portfolio - 2184 FM 3009
16.132	UBS AG	Heartland Dental Medical Office Portfolio - 2210 Boiling Springs Road
16.133	UBS AG	Heartland Dental Medical Office Portfolio - 3105 Kirby Whitten Road
16.134	UBS AG	Heartland Dental Medical Office Portfolio - 716 32nd Street South
16.135	UBS AG	Heartland Dental Medical Office Portfolio - 1010 West U.S. Route 6
16.136	UBS AG	Heartland Dental Medical Office Portfolio - 935 West Exchange Parkway
16.137	UBS AG	Heartland Dental Medical Office Portfolio - 3608 Jeffco Boulevard
16.138	UBS AG	Heartland Dental Medical Office Portfolio - 998 Williford Court
16.139	UBS AG	Heartland Dental Medical Office Portfolio - 4405 Highway 17
16.140	UBS AG	Heartland Dental Medical Office Portfolio - 3003 Twin Rivers Drive
16.141	UBS AG	Heartland Dental Medical Office Portfolio - 12260 Tamiami Trail East
16.142	UBS AG	Heartland Dental Medical Office Portfolio - 1405 South 25th Street
16.143	UBS AG	Heartland Dental Medical Office Portfolio - 12605 Troxler Avenue
16.144	UBS AG	Heartland Dental Medical Office Portfolio - 122 Stone Trace Drive
16.145	UBS AG	Heartland Dental Medical Office Portfolio - 4455 Florida National Drive
16.146	UBS AG	Heartland Dental Medical Office Portfolio - 3645 North Council Road
16.147	UBS AG	Heartland Dental Medical Office Portfolio - 9305 Market Square Drive
16.148	UBS AG	Heartland Dental Medical Office Portfolio - 3420 Bayside Lakes Boulevard Southeast
16.149	UBS AG	Heartland Dental Medical Office Portfolio - 309 West Ogden Avenue
16.150	UBS AG	Heartland Dental Medical Office Portfolio - 456 University Boulevard North
16.151	UBS AG	Heartland Dental Medical Office Portfolio - 1316 McMillan Street
16.152	UBS AG	Heartland Dental Medical Office Portfolio - 6233 Veterans Parkway
16.153	UBS AG	Heartland Dental Medical Office Portfolio - 116 Calumet Center Road
16.154	UBS AG	Heartland Dental Medical Office Portfolio - 828 South Main Street
16.155	UBS AG	Heartland Dental Medical Office Portfolio - 7200 Red Hawk Court
16.156	UBS AG	Heartland Dental Medical Office Portfolio - 303 Ashby Park Lane
16.157	UBS AG	Heartland Dental Medical Office Portfolio - 3106 Professional Plaza
16.158	UBS AG	Heartland Dental Medical Office Portfolio - 1950 Chesley Drive

EXH. A-55

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Borrower Name
16.159	UBS AG	Heartland Dental Medical Office Portfolio - 104 South Houston Road
16.160	UBS AG	Heartland Dental Medical Office Portfolio - 103 East Tatum Avenue
16.161	UBS AG	Heartland Dental Medical Office Portfolio - 165 Juniper Circle
16.162	UBS AG	Heartland Dental Medical Office Portfolio - 135 East Broadway Street
16.163	UBS AG	Heartland Dental Medical Office Portfolio - 9360 Two Notch Road
16.164	UBS AG	Heartland Dental Medical Office Portfolio - 12988 Georgia Highway 9
16.165	UBS AG	Heartland Dental Medical Office Portfolio - 5 Jannell Court
16.166	UBS AG	Heartland Dental Medical Office Portfolio - 1617 East Main Street
16.167	UBS AG	Heartland Dental Medical Office Portfolio - 2116 Vista Oeste North West, Unit 202
16.168	UBS AG	Heartland Dental Medical Office Portfolio - 50 South Kyrene Road, Suite 5
16.169	UBS AG	Heartland Dental Medical Office Portfolio - 101 Rice Bent Way Suite 4
17	UBS AG	InnVite Hospitality Portfolio	Welcome Group 2, LLC; Hilliard Hotels, LLC; Dayton Hotels, LLC; Dayton Hotels 2 LLC; Elite Hospitality LLC
17.01	UBS AG	Hampton Inn Sidney
17.02	UBS AG	Best Western Plus Dayton Northwest
17.03	UBS AG	Best Western Plus Dayton South
17.04	UBS AG	Quality Inn & Suites South/Obetz
17.05	UBS AG	Super 8 Zanesville
19	UBS AG	Marketplace at Smyrna	Yale Smyrna, LLC
22	UBS AG	Houport Mixed Use Portfolio	Megacenter Katy DE, LLC; Megacenter Westway DE, LLC; Megacenter Pineway DE, LLC
22.01	UBS AG	Katy
22.02	UBS AG	Westway
22.03	UBS AG	Pineway
44	UBS AG	Fairfield Inn & Suites - Colorado Springs North	Virtua Colorado Springs Hotel, LLC
46	UBS AG	Confluence Portfolio	Cambridge Court, LLC; Lafayette Townhomes, LLC; South Guignard Apartments, LLC
46.01	UBS AG	Ashley Chase Apartments
46.02	UBS AG	South Guignard Apartments (Lift Homes)
46.03	UBS AG	Cambridge Court Apartments
48	UBS AG	Holiday Inn Express & Suites Woodward	Bhogal - Chugani Hotels, LLC
49	UBS AG	Oak Meadows & Brookview Place	Brookview Place Owner LLC; Oak Meadows Owner LLC
49.01	UBS AG	Brookview Place
49.02	UBS AG	Oak Meadows
61	UBS AG	Walgreens Houma	Houma Wag LLC
63	UBS AG	Gallatin Manor	Gallatin Manor, L.L.C.

EXH. A-56

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Sponsor Name	Servicing Fee Rate
8	UBS AG	The Colonnade Office Complex	Fortis Property Group, LLC	0.00250%
10	UBS AG	Great Value Storage Portfolio	Natin Paul	0.00250%
10.01	UBS AG	GVS - 6250 Westward Lane
10.02	UBS AG	GVS - 1223, 1235, 1431, 1441, 1451, 1491, 1527, 1543 & 1559 North Nellis Boulevard
10.03	UBS AG	GVS - 9530 Skillman Street
10.04	UBS AG	GVS - 4311 Samuell Boulevard
10.05	UBS AG	GVS - 9010 Emmett F Lowry Expressway
10.06	UBS AG	GVS - 9984 South Old State Road
10.07	UBS AG	GVS - 10640 Hempstead Road
10.08	UBS AG	GVS - 7273 Kearney Street and 6345 East 78th Avenue
10.09	UBS AG	GVS - 4641 Production Drive
10.10	UBS AG	GVS - 920 Highway 80 East
10.11	UBS AG	GVS - 2202 North Market Street
10.12	UBS AG	GVS - 111 North Layfair Drive
10.13	UBS AG	GVS - 435 Congress Park Drive
10.14	UBS AG	GVS - 765 South Street
10.15	UBS AG	GVS - 410 Gulf Freeway
10.16	UBS AG	GVS - 5199 Westerville Road
10.17	UBS AG	GVS - 2502 Bay Street
10.18	UBS AG	GVS - 1710 North Cunningham Avenue
10.19	UBS AG	GVS - 7821 Taylor Road
10.20	UBS AG	GVS - 9600 Marion Ridge
10.21	UBS AG	GVS - 4901 South Freeway
10.22	UBS AG	GVS - 15300 Kuykendahl Road
10.23	UBS AG	GVS - 9951 Harwin Road
10.24	UBS AG	GVS - 2033 Oak Grove Road
10.25	UBS AG	GVS - 11702 Beechnut Street
10.26	UBS AG	GVS - 13825 FM 306
10.27	UBS AG	GVS - 5550 Antoine Drive
10.28	UBS AG	GVS - 580 East Dublin Granville Road
10.29	UBS AG	GVS - 7986 Southern Boulevard
10.30	UBS AG	GVS - 1330 Georgesville Road
10.31	UBS AG	GVS - 123 South Meridian Road
10.32	UBS AG	GVS - 3380 North Post Road
10.33	UBS AG	GVS - 2150 Wirt Road
10.34	UBS AG	GVS - 5301 Tamarack Circle East
10.35	UBS AG	GVS - 443 Laredo Street
10.36	UBS AG	GVS - 1661 and 1670 West Government Street
10.37	UBS AG	GVS - 8450 Cook Road
10.38	UBS AG	GVS - 613 North Freeway
10.39	UBS AG	GVS - 10601 West Fairmont Parkway
10.40	UBS AG	GVS - 7200 Tussing Road
10.41	UBS AG	GVS - 14318 Highway 249
10.42	UBS AG	GVS - 1910 25th Avenue North
10.43	UBS AG	GVS - 8501 North Springboro Pike
10.44	UBS AG	GVS - 4145 State Route 741
10.45	UBS AG	GVS - 1961 Covington Pike
10.46	UBS AG	GVS - 3785 Shiloh Springs Road
10.47	UBS AG	GVS - 1585 Lexington Avenue
10.48	UBS AG	GVS - 1594 Route 9G
10.49	UBS AG	GVS - 8320 Alabonson Road
10.50	UBS AG	GVS - 10013 FM 620
10.51	UBS AG	GVS - 426 North Smithville Road
10.52	UBS AG	GVS - 60 Westpark Road
10.53	UBS AG	GVS - 2407 South U.S. Highway 183
10.54	UBS AG	GVS - 5811 North Houston Rosslyn Road
10.55	UBS AG	GVS - 3412 Garth Road
10.56	UBS AG	GVS - 941 Fairmont Parkway
10.57	UBS AG	GVS - 632 Timkin Road
10.58	UBS AG	GVS - 8801 Boone Road
10.59	UBS AG	GVS - 3951 Highway 78
10.60	UBS AG	GVS - 16905 Indian Chief Drive
10.61	UBS AG	GVS - 16530 West Hardy Road
10.62	UBS AG	GVS - 4806 Marie Lane
10.63	UBS AG	GVS - 1151 East Expressway 83
10.64	UBS AG	GVS - 7116 South IH-35 Frontage Road
11	UBS AG	The Block Northway	Lawrence B. Levey; Lawrence B. Levey Trust (First Restatement)	0.00250%
12	UBS AG	Wolverine Portfolio	Ross H. Partrich	0.00500%
12.01	UBS AG	Apple Tree Estates
12.02	UBS AG	South Lyon
12.03	UBS AG	Metro Commons
12.04	UBS AG	Brighton Village
12.05	UBS AG	College Heights
12.06	UBS AG	Hillcrest
12.07	UBS AG	Royal Village
12.08	UBS AG	Fernwood
12.09	UBS AG	Satellite Bay
12.10	UBS AG	Chalet Village
16	UBS AG	Heartland Dental Medical Office Portfolio	Richard Eugene Workman	0.00500%

EXH. A-57

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Sponsor Name	Servicing Fee Rate
16.001	UBS AG	Heartland Dental Medical Office Portfolio - 1200 Network Centre Drive
16.002	UBS AG	Heartland Dental Medical Office Portfolio - 9150 North East Barry Road
16.003	UBS AG	Heartland Dental Medical Office Portfolio - 11925 Jones Bridge Road
16.004	UBS AG	Heartland Dental Medical Office Portfolio - 200 Brevco Plaza
16.005	UBS AG	Heartland Dental Medical Office Portfolio - 1760 West Virginia Street
16.006	UBS AG	Heartland Dental Medical Office Portfolio - 117 St. Patrick’s Drive
16.007	UBS AG	Heartland Dental Medical Office Portfolio - 1647 County Road 220
16.008	UBS AG	Heartland Dental Medical Office Portfolio - 3500 East Highway 377
16.009	UBS AG	Heartland Dental Medical Office Portfolio - 4112 North Belt Highway
16.010	UBS AG	Heartland Dental Medical Office Portfolio - 3009 Winghaven Boulevard
16.011	UBS AG	Heartland Dental Medical Office Portfolio - 2202 Althoff Drive
16.012	UBS AG	Heartland Dental Medical Office Portfolio - 3820 Wabash Avenue
16.013	UBS AG	Heartland Dental Medical Office Portfolio - 561 East Lincoln Highway
16.014	UBS AG	Heartland Dental Medical Office Portfolio - 508 South 52nd Street
16.015	UBS AG	Heartland Dental Medical Office Portfolio - 1025 Ashley Street
16.016	UBS AG	Heartland Dental Medical Office Portfolio - 440 Erie Parkway
16.017	UBS AG	Heartland Dental Medical Office Portfolio - 1381 Citrus Tower Boulevard
16.018	UBS AG	Heartland Dental Medical Office Portfolio - 1751 Pleasant Road
16.019	UBS AG	Heartland Dental Medical Office Portfolio - 9625 Lake Nona Village Place
16.020	UBS AG	Heartland Dental Medical Office Portfolio - 615 Saint James Avenue
16.021	UBS AG	Heartland Dental Medical Office Portfolio - 13816 Narcoossee Road
16.022	UBS AG	Heartland Dental Medical Office Portfolio - 1695 Wells Road
16.023	UBS AG	Heartland Dental Medical Office Portfolio - 4355 Suwanee Dam Road
16.024	UBS AG	Heartland Dental Medical Office Portfolio - 7310 North Villa Drive
16.025	UBS AG	Heartland Dental Medical Office Portfolio - 299A Indian Lake Boulevard
16.026	UBS AG	Heartland Dental Medical Office Portfolio - 2455 East Main Street
16.027	UBS AG	Heartland Dental Medical Office Portfolio - 630 East Markey Parkway
16.028	UBS AG	Heartland Dental Medical Office Portfolio - 1613 East Pflugerville Parkway
16.029	UBS AG	Heartland Dental Medical Office Portfolio - 782 Belle Terre Parkway
16.030	UBS AG	Heartland Dental Medical Office Portfolio - 11890 Highway 707
16.031	UBS AG	Heartland Dental Medical Office Portfolio - 7551 Osceola Polk Line Road
16.032	UBS AG	Heartland Dental Medical Office Portfolio - 100 Piper Hill Drive
16.033	UBS AG	Heartland Dental Medical Office Portfolio - 8624 Lee Vista Boulevard
16.034	UBS AG	Heartland Dental Medical Office Portfolio - 149 Tuscan Way
16.035	UBS AG	Heartland Dental Medical Office Portfolio - 2740 Prairie Crossing Drive
16.036	UBS AG	Heartland Dental Medical Office Portfolio - 2066 Bruce B. Downs Boulevard
16.037	UBS AG	Heartland Dental Medical Office Portfolio - 209 Latitude Lane
16.038	UBS AG	Heartland Dental Medical Office Portfolio - 4608 South West College Road
16.039	UBS AG	Heartland Dental Medical Office Portfolio - 1315 Bell Road
16.040	UBS AG	Heartland Dental Medical Office Portfolio - 4237 U.S. Highway 1 South
16.041	UBS AG	Heartland Dental Medical Office Portfolio - 1521 East Debbie Lane
16.042	UBS AG	Heartland Dental Medical Office Portfolio - 3152 South Broadway
16.043	UBS AG	Heartland Dental Medical Office Portfolio - 8701 South Garnett Road
16.044	UBS AG	Heartland Dental Medical Office Portfolio - 450 South Weber Road
16.045	UBS AG	Heartland Dental Medical Office Portfolio - 840 Nissan Drive
16.046	UBS AG	Heartland Dental Medical Office Portfolio - 12222 Route 47
16.047	UBS AG	Heartland Dental Medical Office Portfolio - 3415 Livernois Road
16.048	UBS AG	Heartland Dental Medical Office Portfolio - 5309 Buffalo Gap Road
16.049	UBS AG	Heartland Dental Medical Office Portfolio - 8190 Windfall Lane
16.050	UBS AG	Heartland Dental Medical Office Portfolio - 2620 East Highway 50
16.051	UBS AG	Heartland Dental Medical Office Portfolio - 10670 Southwest Tradition Square
16.052	UBS AG	Heartland Dental Medical Office Portfolio - 4939 Courthouse Street
16.053	UBS AG	Heartland Dental Medical Office Portfolio - 2301 Old Canoe Creek Road
16.054	UBS AG	Heartland Dental Medical Office Portfolio - 507 North Hershey Road
16.055	UBS AG	Heartland Dental Medical Office Portfolio - 242 Southwoods Center
16.056	UBS AG	Heartland Dental Medical Office Portfolio - 3016 Columbia Avenue
16.057	UBS AG	Heartland Dental Medical Office Portfolio - 4120 North 197th Avenue
16.058	UBS AG	Heartland Dental Medical Office Portfolio - 13794 Beach Boulevard
16.059	UBS AG	Heartland Dental Medical Office Portfolio - 3037 Southwest Port St. Lucie Boulevard
16.060	UBS AG	Heartland Dental Medical Office Portfolio - 1840 Dekalb Avenue
16.061	UBS AG	Heartland Dental Medical Office Portfolio - 9100 Highway 119
16.062	UBS AG	Heartland Dental Medical Office Portfolio - 42 Market Square Road
16.063	UBS AG	Heartland Dental Medical Office Portfolio - 2707 Sycamore Road
16.064	UBS AG	Heartland Dental Medical Office Portfolio - 2014 Lime Kiln Road
16.065	UBS AG	Heartland Dental Medical Office Portfolio - 103 Farabee Drive North
16.066	UBS AG	Heartland Dental Medical Office Portfolio - 4999 North Tanner Road
16.067	UBS AG	Heartland Dental Medical Office Portfolio - 674 Lake Joy Road
16.068	UBS AG	Heartland Dental Medical Office Portfolio - 1828 IN-44
16.069	UBS AG	Heartland Dental Medical Office Portfolio - 2950 South Rutherford Boulevard
16.070	UBS AG	Heartland Dental Medical Office Portfolio - 545 East Hunt Highway
16.071	UBS AG	Heartland Dental Medical Office Portfolio - 17810 Pierce Plaza
16.072	UBS AG	Heartland Dental Medical Office Portfolio - 5445 South Williamson Boulevard
16.073	UBS AG	Heartland Dental Medical Office Portfolio - 780 East-West Connector South West
16.074	UBS AG	Heartland Dental Medical Office Portfolio - 16620 West 159th Street
16.075	UBS AG	Heartland Dental Medical Office Portfolio - 13851 North US Highway 441
16.076	UBS AG	Heartland Dental Medical Office Portfolio - 3120 Mahan Drive
16.077	UBS AG	Heartland Dental Medical Office Portfolio - 2000 Veterans Memorial Parkway South
16.078	UBS AG	Heartland Dental Medical Office Portfolio - 1402 U.S. Route 12
16.079	UBS AG	Heartland Dental Medical Office Portfolio - 1776 Blanding Boulevard

EXH. A-58

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Sponsor Name	Servicing Fee Rate
16.080	UBS AG	Heartland Dental Medical Office Portfolio - 3012 Anchor Drive
16.081	UBS AG	Heartland Dental Medical Office Portfolio - 1715 West Main Street
16.082	UBS AG	Heartland Dental Medical Office Portfolio - 10389 Big Bend Road
16.083	UBS AG	Heartland Dental Medical Office Portfolio - 7103 Whitestown Parkway
16.084	UBS AG	Heartland Dental Medical Office Portfolio - 2751 Fountain Place
16.085	UBS AG	Heartland Dental Medical Office Portfolio - 2030 Crossing Circle
16.086	UBS AG	Heartland Dental Medical Office Portfolio - 13101 East 96th Street North
16.087	UBS AG	Heartland Dental Medical Office Portfolio - 692 Essington Road
16.088	UBS AG	Heartland Dental Medical Office Portfolio - 240 Blossom Park Drive
16.089	UBS AG	Heartland Dental Medical Office Portfolio - 6005 Watson Boulevard
16.090	UBS AG	Heartland Dental Medical Office Portfolio - 3237 Sixes Road
16.091	UBS AG	Heartland Dental Medical Office Portfolio - 4030 Winder Highway
16.092	UBS AG	Heartland Dental Medical Office Portfolio - 8605 East State Road 70
16.093	UBS AG	Heartland Dental Medical Office Portfolio - 540 West Walnut Street
16.094	UBS AG	Heartland Dental Medical Office Portfolio - 5630 Plank Road
16.095	UBS AG	Heartland Dental Medical Office Portfolio - 10505 Lima Road
16.096	UBS AG	Heartland Dental Medical Office Portfolio - 7485 Vanderbilt Beach Boulevard
16.097	UBS AG	Heartland Dental Medical Office Portfolio - 2701 South Koke Mill Road
16.098	UBS AG	Heartland Dental Medical Office Portfolio - 22329 Greenview Parkway
16.099	UBS AG	Heartland Dental Medical Office Portfolio - 25000 Bernwood Drive
16.100	UBS AG	Heartland Dental Medical Office Portfolio - 3500 Clemson Boulevard
16.101	UBS AG	Heartland Dental Medical Office Portfolio - 2222 Highway 540A East
16.102	UBS AG	Heartland Dental Medical Office Portfolio - 1055 Pine Log Road
16.103	UBS AG	Heartland Dental Medical Office Portfolio - 4315 North Holland Sylvania Road
16.104	UBS AG	Heartland Dental Medical Office Portfolio - 21300 Town Commons Drive
16.105	UBS AG	Heartland Dental Medical Office Portfolio - 1905 Convenience Place
16.106	UBS AG	Heartland Dental Medical Office Portfolio - 3308 Platt Springs Road
16.107	UBS AG	Heartland Dental Medical Office Portfolio - 132 Milestone Way
16.108	UBS AG	Heartland Dental Medical Office Portfolio - 1429 Chester Boulevard
16.109	UBS AG	Heartland Dental Medical Office Portfolio - 1339 North Sumter Boulevard
16.110	UBS AG	Heartland Dental Medical Office Portfolio - 1536 Farm to Market 359 Road
16.111	UBS AG	Heartland Dental Medical Office Portfolio - 3585 North 168th Court
16.112	UBS AG	Heartland Dental Medical Office Portfolio - 1980 U.S. Highway 1 South
16.113	UBS AG	Heartland Dental Medical Office Portfolio - 13328 Metcalf Avenue
16.114	UBS AG	Heartland Dental Medical Office Portfolio - 826 West Lincoln Avenue
16.115	UBS AG	Heartland Dental Medical Office Portfolio - 1515 West 45th Avenue
16.116	UBS AG	Heartland Dental Medical Office Portfolio - 1012 Mill Pond Lane
16.117	UBS AG	Heartland Dental Medical Office Portfolio - 621 Chatham Avenue
16.118	UBS AG	Heartland Dental Medical Office Portfolio - 24940 South Tamiami Trail
16.119	UBS AG	Heartland Dental Medical Office Portfolio - 609 Front Street
16.120	UBS AG	Heartland Dental Medical Office Portfolio - 6190 LBJ Freeway
16.121	UBS AG	Heartland Dental Medical Office Portfolio - 3417 Schofield Avenue
16.122	UBS AG	Heartland Dental Medical Office Portfolio - 330 Park Place
16.123	UBS AG	Heartland Dental Medical Office Portfolio - 1490 North Green Mount Road
16.124	UBS AG	Heartland Dental Medical Office Portfolio - 213 Main Street
16.125	UBS AG	Heartland Dental Medical Office Portfolio - 11119 Hearth Road
16.126	UBS AG	Heartland Dental Medical Office Portfolio - 2362 West Boulevard Street
16.127	UBS AG	Heartland Dental Medical Office Portfolio - 2812 East Main Street
16.128	UBS AG	Heartland Dental Medical Office Portfolio - 1202 South Broad Street
16.129	UBS AG	Heartland Dental Medical Office Portfolio - 8790 Walnut Grove Road
16.130	UBS AG	Heartland Dental Medical Office Portfolio - 10708 East State Road 64
16.131	UBS AG	Heartland Dental Medical Office Portfolio - 2184 FM 3009
16.132	UBS AG	Heartland Dental Medical Office Portfolio - 2210 Boiling Springs Road
16.133	UBS AG	Heartland Dental Medical Office Portfolio - 3105 Kirby Whitten Road
16.134	UBS AG	Heartland Dental Medical Office Portfolio - 716 32nd Street South
16.135	UBS AG	Heartland Dental Medical Office Portfolio - 1010 West U.S. Route 6
16.136	UBS AG	Heartland Dental Medical Office Portfolio - 935 West Exchange Parkway
16.137	UBS AG	Heartland Dental Medical Office Portfolio - 3608 Jeffco Boulevard
16.138	UBS AG	Heartland Dental Medical Office Portfolio - 998 Williford Court
16.139	UBS AG	Heartland Dental Medical Office Portfolio - 4405 Highway 17
16.140	UBS AG	Heartland Dental Medical Office Portfolio - 3003 Twin Rivers Drive
16.141	UBS AG	Heartland Dental Medical Office Portfolio - 12260 Tamiami Trail East
16.142	UBS AG	Heartland Dental Medical Office Portfolio - 1405 South 25th Street
16.143	UBS AG	Heartland Dental Medical Office Portfolio - 12605 Troxler Avenue
16.144	UBS AG	Heartland Dental Medical Office Portfolio - 122 Stone Trace Drive
16.145	UBS AG	Heartland Dental Medical Office Portfolio - 4455 Florida National Drive
16.146	UBS AG	Heartland Dental Medical Office Portfolio - 3645 North Council Road
16.147	UBS AG	Heartland Dental Medical Office Portfolio - 9305 Market Square Drive
16.148	UBS AG	Heartland Dental Medical Office Portfolio - 3420 Bayside Lakes Boulevard Southeast
16.149	UBS AG	Heartland Dental Medical Office Portfolio - 309 West Ogden Avenue
16.150	UBS AG	Heartland Dental Medical Office Portfolio - 456 University Boulevard North
16.151	UBS AG	Heartland Dental Medical Office Portfolio - 1316 McMillan Street
16.152	UBS AG	Heartland Dental Medical Office Portfolio - 6233 Veterans Parkway
16.153	UBS AG	Heartland Dental Medical Office Portfolio - 116 Calumet Center Road
16.154	UBS AG	Heartland Dental Medical Office Portfolio - 828 South Main Street
16.155	UBS AG	Heartland Dental Medical Office Portfolio - 7200 Red Hawk Court
16.156	UBS AG	Heartland Dental Medical Office Portfolio - 303 Ashby Park Lane
16.157	UBS AG	Heartland Dental Medical Office Portfolio - 3106 Professional Plaza
16.158	UBS AG	Heartland Dental Medical Office Portfolio - 1950 Chesley Drive

EXH. A-59

EXHIBIT A
MORTGAGE LOAN SCHEDULE

Wells Fargo Commercial Mortgage Trust 2019-C50

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Sponsor Name	Servicing Fee Rate
16.159	UBS AG	Heartland Dental Medical Office Portfolio - 104 South Houston Road
16.160	UBS AG	Heartland Dental Medical Office Portfolio - 103 East Tatum Avenue
16.161	UBS AG	Heartland Dental Medical Office Portfolio - 165 Juniper Circle
16.162	UBS AG	Heartland Dental Medical Office Portfolio - 135 East Broadway Street
16.163	UBS AG	Heartland Dental Medical Office Portfolio - 9360 Two Notch Road
16.164	UBS AG	Heartland Dental Medical Office Portfolio - 12988 Georgia Highway 9
16.165	UBS AG	Heartland Dental Medical Office Portfolio - 5 Jannell Court
16.166	UBS AG	Heartland Dental Medical Office Portfolio - 1617 East Main Street
16.167	UBS AG	Heartland Dental Medical Office Portfolio - 2116 Vista Oeste North West, Unit 202
16.168	UBS AG	Heartland Dental Medical Office Portfolio - 50 South Kyrene Road, Suite 5
16.169	UBS AG	Heartland Dental Medical Office Portfolio - 101 Rice Bent Way Suite 4
17	UBS AG	InnVite Hospitality Portfolio	Abhijit Vasani	0.00500%
17.01	UBS AG	Hampton Inn Sidney
17.02	UBS AG	Best Western Plus Dayton Northwest
17.03	UBS AG	Best Western Plus Dayton South
17.04	UBS AG	Quality Inn & Suites South/Obetz
17.05	UBS AG	Super 8 Zanesville
19	UBS AG	Marketplace at Smyrna	Yale I. Paprin	0.00500%
22	UBS AG	Houport Mixed Use Portfolio	Patricio Ureta Lyon	0.00500%
22.01	UBS AG	Katy
22.02	UBS AG	Westway
22.03	UBS AG	Pineway
44	UBS AG	Fairfield Inn & Suites - Colorado Springs North	Quynh Palomino; Lloyd W. Kendall, Jr.	0.00500%
46	UBS AG	Confluence Portfolio	Barry L. Griffith; John Kevin Sexton; Robert Omax Little, Jr.; Jeffrey C. Chastain	0.06250%
46.01	UBS AG	Ashley Chase Apartments
46.02	UBS AG	South Guignard Apartments (Lift Homes)
46.03	UBS AG	Cambridge Court Apartments
48	UBS AG	Holiday Inn Express & Suites Woodward	Rajesh Chugani; Surinder Bhogal	0.00500%
49	UBS AG	Oak Meadows & Brookview Place	Matthew B. Lester	0.05250%
49.01	UBS AG	Brookview Place
49.02	UBS AG	Oak Meadows
61	UBS AG	Walgreens Houma	David Schneider	0.00500%
63	UBS AG	Gallatin Manor	Jeffrey R. Gallatin	0.00500%

EXH. A-60

EXHIBIT B-1

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOAN SELLER

The Mortgage Loan Seller hereby represents and warrants that, as of the date hereof:

(a)       The Mortgage Loan Seller is duly organized and validly existing as a Swiss banking corporation operating through a duly licensed U.S. branch office for purposes of the WFCM 2019-C50 transaction.

(b)       The Mortgage Loan Seller’s execution and delivery of, performance under, and compliance with this Agreement, will not violate the Mortgage Loan Seller’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Mortgage Loan Seller, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(c)       The Mortgage Loan Seller has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(d)       This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium, liquidation, conservatorship and other laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations.

(e)       The Mortgage Loan Seller is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(f)        No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Mortgage Loan Seller of the transactions contemplated herein, except for (A) those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and

Exh. B-1-1

recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

(g)       No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Mortgage Loan Seller’s knowledge, threatened against the Mortgage Loan Seller that, if determined adversely to the Mortgage Loan Seller, would prohibit the Mortgage Loan Seller from entering into this Agreement or that, in the Mortgage Loan Seller’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(h)       The transfer of the Mortgage Loans to the Purchaser as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

(i)        The Mortgage Loan Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

(j)        The Mortgage Loan Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage Loans to the Purchaser, as contemplated herein.

(k)       After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Mortgage Loan Seller’s assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Mortgage Loan Seller’s debts and obligations, including contingent and unliquidated debts and obligations of the Mortgage Loan Seller, and the Mortgage Loan Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

(l)        The Mortgage Loan Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

(m)      No proceedings looking toward liquidation, dissolution or bankruptcy of the Mortgage Loan Seller are pending or contemplated.

(n)       The principal place of business and chief executive office of the Mortgage Loan Seller is located in the State of New York.

(o)       The consideration received by the Mortgage Loan Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for such Mortgage Loans.

Exh. B-1-2

EXHIBIT B-2

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER

The Purchaser hereby represents and warrants that, as of the date hereof:

(a)       The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina.

(b)       The Purchaser’s execution and delivery of, performance under, and compliance with this Agreement, will not violate the Purchaser’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Purchaser, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

(c)       This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(d)       No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Purchaser’s knowledge, threatened against the Purchaser that, if determined adversely to the Purchaser, would prohibit the Purchaser from entering into this Agreement or that, in the Purchaser’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement.

(e)       The Purchaser has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(f)        The Purchaser is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

(g)       The Purchaser (A) prepared one or more reports on Form ABS-15G (each, a “Form 15G”) containing the findings and conclusions of the Accountants’ Due Diligence Report and meeting the requirements of that Form 15G, Rule 15Ga-2, and any other rules and regulations of the Commission and the Exchange Act; (B) provided a copy of the final draft of each such Form 15G to WFS at least six (6) business days before the first sale in

Exh. B-2-1

the offering contemplated by the Prospectus and Private Placement Memorandum; and (C) furnished each such Form 15G to the Commission on EDGAR at least five (5) business days before the first sale in the offering contemplated by the Prospectus and Private Placement Memorandum as required by Rule 15Ga-2.

(h)       The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Mortgage Loan Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or consummation of any of the transactions contemplated hereby.

Exh. B-2-2

EXHIBIT C

MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

For purposes of this Exhibit C, the phrase “the Mortgage Loan Seller’s knowledge” and other words and phrases of like import shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Mortgage Loan Seller, its officers and employees directly responsible for the underwriting, origination, servicing or sale of the Mortgage Loans regarding the matters expressly set forth below in each case without having conducted any independent inquiry into such matters and without any obligation to have done so (except (i) having sent to the servicers servicing the Mortgage Loans on behalf of the Mortgage Loan Seller, if any, specific inquiries regarding the matters referred to and (ii) as expressly set forth herein). All information contained in documents which are part of or required to be part of a Mortgage File, as specified in the Pooling and Servicing Agreement (to the extent such documents exist) shall be deemed within the Mortgage Loan Seller’s knowledge.

The Mortgage Loan Seller hereby represents and warrants that, as of the date herein below specified or, if no such date is specified, as of the Closing Date, except with respect to the Exceptions described on Schedule C to this Agreement.

1.         Intentionally Omitted.

2.         Whole Loan; Ownership of Mortgage Loans. Except with respect to a Mortgage Loan that is part of a Whole Loan, each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. At the time of the sale, transfer and assignment to the Depositor, no Mortgage Note or Mortgage was subject to any assignment (other than assignments to the Mortgage Loan Seller or (with respect to any Non-Serviced Mortgage Loan) to the related Non-Serviced Trustee for the related Non-Serviced Trust), participation (it being understood that a Mortgage Loan that is part of a Whole Loan does not constitute a participation) or pledge, and the Mortgage Loan Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any and all liens, charges, pledges, encumbrances, participations (other than with respect to agreements among noteholders with respect to a Whole Loan), any other ownership interests and other interests on, in or to such Mortgage Loan other than any servicing rights appointment, subservicing or similar agreement. The Mortgage Loan Seller has full right and authority to sell, assign and transfer each Mortgage Loan, and the assignment to the Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan.

3.         Loan Document Status. Each related Mortgage Note, Mortgage, Assignment of Leases (if a separate instrument), guaranty and other agreement executed by or on behalf of the related Mortgagor, guarantor or other obligor in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Mortgagor, guarantor or other obligor (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), as applicable, and is enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity

Exh. C-1

(regardless of whether such enforcement is considered in a proceeding in equity or at law and except that certain provisions in such Mortgage Loan documents (including, without limitation, provisions requiring the payment of default interest, late fees or Prepayment Premium/Yield Maintenance Charge) may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth above) such limitations or unenforceability will not render such Mortgage Loan documents invalid as a whole or materially interfere with the Mortgagee’s realization of the principal benefits and/or security provided thereby (clauses (i) and (ii) collectively, the “Standard Qualifications”).

Except as set forth in the immediately preceding sentence, there is no valid offset, defense, counterclaim or right of rescission available to the related Mortgagor with respect to any of the related Mortgage Notes, Mortgages or other Mortgage Loan documents, including, without limitation, any such valid offset, defense, counterclaim or right based on intentional fraud by Mortgage Loan Seller in connection with the origination of the Mortgage Loan, that would deny the Mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other Mortgage Loan documents.

4.         Mortgage Provisions. The Mortgage Loan documents for each Mortgage Loan, together with applicable state law, contain provisions that render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure subject to the limitations set forth in the Standard Qualifications.

5.         Intentionally Omitted.

6.         Mortgage Status; Waivers and Modifications. Since origination and except by written instruments set forth in the related Mortgage File or as otherwise provided in the related Mortgage Loan documents (a) the material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty and related Mortgage Loan documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect which materially interferes with the security intended to be provided by such mortgage; (b) no related Mortgaged Property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of the remaining portion of such Mortgaged Property; and (c) neither the Mortgagor nor the guarantor has been released from its material obligations under the Mortgage Loan. With respect to each Mortgage Loan, except as contained in a written document included in the Mortgage File, there have been no modifications, amendments or waivers, that could be reasonably expected to have a material adverse effect on such Mortgage Loan consented to by the Mortgage Loan Seller on or after the Cut-off Date.

7.         Lien; Valid Assignment. Subject to the Standard Qualifications, each endorsement or assignment of Mortgage and assignment of Assignment of Leases from the Mortgage Loan Seller or its Affiliate is in recordable form (but for the insertion of the name of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller) and constitutes a legal, valid and binding endorsement or assignment from the Mortgage Loan Seller, or its Affiliate, as applicable. Each related Mortgage and Assignment of Leases is freely assignable without the consent of the related Mortgagor. Each related Mortgage is a legal,

Exh. C-2

valid and enforceable first lien on the related Mortgagor’s fee (or if identified on the Mortgage Loan Schedule, leasehold) interest in the Mortgaged Property in the principal amount of such Mortgage Loan or allocated loan amount (subject only to Permitted Encumbrances (as defined below) and the exceptions to paragraph 8 below (each such exception, a “Title Exception”)), except as the enforcement thereof may be limited by the Standard Qualifications. Such Mortgaged Property (subject to Permitted Encumbrances and Title Exceptions) as of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, is free and clear of any recorded mechanics’ or materialmen’s liens and other recorded encumbrances that would be prior to or equal with the lien of the related Mortgage (which lien secures the related Whole Loan, in the case of a Mortgage Loan that is part of a Whole Loan), except those which are bonded over, escrowed for or insured against by the applicable Title Policy (as described below), and as of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, no rights exist which under law could give rise to any such lien or encumbrance that would be prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by the applicable Title Policy. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required to effect such perfection.

8.         Permitted Liens; Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association loan title insurance policy or a comparable form of loan title insurance policy approved for use in the applicable jurisdiction (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy or a “marked up” commitment, in each case with escrow instructions and binding on the title insurer) (the “Title Policy”) in the original principal amount of such Mortgage Loan (or with respect to a Mortgage Loan secured by multiple properties, an amount equal to at least the allocated loan amount with respect to the Title Policy for each such property) after all advances of principal (including any advances held in escrow or reserves), that insures for the benefit of the owner of the indebtedness secured by the Mortgage, the first priority lien of the Mortgage (which lien secures the related Whole Loan, in the case of a Mortgage Loan that is part of a Whole Loan), which lien is subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record specifically identified in the Title Policy; (c) the exceptions (general and specific) and exclusions set forth in such Title Policy; (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) if the related Mortgage Loan constitutes a Crossed Underlying Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Mortgage Loan Group, and (g) condominium declarations of record and identified in such Title Policy, provided that none of clauses (a) through (g), individually or in the aggregate, materially and adversely interferes with the value or principal use of the Mortgaged Property, the security intended to be provided by such Mortgage, or the current ability of the related Mortgaged Property to generate net cash flow sufficient to service the related Mortgage Loan or the Mortgagor’s ability to pay its obligations when they become due (collectively, the “Permitted Encumbrances”). For purposes of clause (a) of the immediately preceding sentence, any such taxes, assessments and other charges shall not be considered due and payable until the date on which interest and/or penalties would be payable thereon. Except as contemplated by clause (f) of the second preceding sentence none of the Permitted Encumbrances are mortgage liens that are

Exh. C-3

senior to or coordinate and co-equal with the lien of the related Mortgage. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no claims have been made by the Mortgage Loan Seller thereunder and no claims have been paid thereunder. Neither the Mortgage Loan Seller, nor to the Mortgage Loan Seller’s knowledge, any other holder of the Mortgage Loan, has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Each Title Policy contains no exclusion for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such affirmative insurance is not available in which case such exclusion may exist), (a) that the Mortgaged Property shown on the survey is the same as the property legally described in the Mortgage and (b) to the extent that the Mortgaged Property consists of two or more adjoining parcels, such parcels are contiguous.

9.         Junior Liens. It being understood that B notes secured by the same Mortgage as a Mortgage Loan are not subordinate mortgages or junior liens, except for any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, as of the Cut-off Date there are no subordinate mortgages or junior mortgage liens encumbering the related Mortgaged Property other than Permitted Encumbrances, mechanics’ or materialmen’s liens (which are the subject of the representation in paragraph (7) above), and equipment and other personal property financing. The Mortgage Loan Seller has no knowledge of any mezzanine debt secured directly by interests in the related Mortgagor other than as set forth on Exhibit C-32-1.

10.       Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases (either as a separate instrument or incorporated into the related Mortgage). Subject to the Permitted Encumbrances and Title Exceptions (and, in the case of a Mortgage Loan that is part of a Whole Loan, subject to the related Assignment of Leases constituting security for the entire Whole Loan), each related Assignment of Leases creates a valid first-priority collateral assignment of, or a valid first-priority lien or security interest in, rents and certain rights under the related lease or leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by the Standard Qualifications. The related Mortgage or related Assignment of Leases, subject to applicable law and the Standard Qualifications, provides that, upon an event of default under the Mortgage Loan, a receiver may be appointed for the collection of rents or for the related Mortgagee to enter into possession to collect the rents or for rents to be paid directly to the Mortgagee.

11.       Financing Statements. Subject to the Standard Qualifications, each Mortgage Loan or related security agreement establishes a valid security interest in, and a UCC-1 financing statement has been filed and/or recorded (or, in the case of fixtures, the Mortgage constitutes a fixture filing) in all places necessary at the time of the origination of the Mortgage Loan (or, if not filed and/or recorded, has submitted or caused to be submitted in proper form for filing and/or recording) to perfect a valid security interest in, the personal property (creation and perfection of which is governed by the UCC) owned by the Mortgagor and necessary to operate such Mortgaged Property in its current use other than (1) non-material personal property, (2) personal property subject to purchase money security interests and (3) personal property that is leased equipment. Each UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each UCC-3 assignment, if any,

Exh. C-4

filed with respect to such financing statement was in suitable form for filing in the filing office in which such financing statement was filed. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required to effect such perfection.

12.       Condition of Property. The Mortgage Loan Seller or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within six months of origination of the Mortgage Loan and within twelve months of the Cut-off Date.

An engineering report or property condition assessment was prepared in connection with the origination of each Mortgage Loan no more than twelve months prior to the Cut-off Date. To the Mortgage Loan Seller’s knowledge, based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans, as of the Closing Date, each related Mortgaged Property was free and clear of any material damage (other than (i) deferred maintenance for which escrows were established at origination and (ii) any damage fully covered by insurance) that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan.

13.       Taxes and Assessments. As of the date of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, all taxes, governmental assessments and other outstanding governmental charges (including, without limitation, water and sewage charges) due with respect to the Mortgaged Property (excluding any related personal property) securing a Mortgage Loan that is or could become a lien on the related Mortgaged Property that became due and owing prior to the Cut-off Date with respect to each related Mortgaged Property have been paid, or, if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, the unpaid taxes or charges are covered by an escrow of funds or other security sufficient to pay such tax or charge and reasonably estimated interest and penalties, if any, thereon. For purposes of this representation and warranty, any such taxes, assessments and other charges shall not be considered due and payable until the date on which interest and/or penalties would be payable thereon.

14.       Condemnation. As of the date of origination and to the Mortgage Loan Seller’s knowledge as of the Cut-off Date, there is no proceeding pending and, to the Mortgage Loan Seller’s knowledge as of the date of origination and as of the Cut-off Date, there is no proceeding threatened for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the value, use or operation of the Mortgaged Property.

15.       Actions Concerning Mortgage Loan. To the Mortgage Loan Seller’s knowledge, based on evaluation of the Title Policy (as defined in paragraph 8), an engineering report or property condition assessment as described in paragraph 12, applicable local law compliance materials as described in paragraph 26, and the ESA (as defined in paragraph 43), as of origination there was no pending or filed action, suit or proceeding, arbitration or governmental investigation involving any Mortgagor, guarantor, or Mortgagor’s interest in the Mortgaged Property, an adverse outcome of which would reasonably be expected to materially and adversely affect (a) such Mortgagor’s title to the Mortgaged Property, (b) the validity or enforceability of the Mortgage, (c) such Mortgagor’s ability to perform under the related Mortgage Loan, (d) such guarantor’s ability to perform under the related guaranty, (e) the principal benefit of the security

Exh. C-5

intended to be provided by the Mortgage Loan documents, or (f) the current principal use of the Mortgaged Property.

16.       Escrow Deposits. All escrow deposits and escrow payments currently required to be escrowed with the Mortgagee pursuant to each Mortgage Loan (including capital improvements and environmental remediation reserves) are in the possession, or under the control, of the Mortgage Loan Seller or its servicer, and there are no delinquencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required under the related Mortgage Loan documents are being conveyed by the Mortgage Loan Seller to the Depositor or its servicer (or, in the case of a Non-Serviced Mortgage Loan, to the related depositor under the Non-Serviced PSA or Non-Serviced Master Servicer for the related Non-Serviced Trust).

17.       No Holdbacks. The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date and there is no requirement for future advances thereunder (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs, occupancy, performance or other matters with respect to the related Mortgaged Property, the Mortgagor or other considerations determined by the Mortgage Loan Seller to merit such holdback).

18.       Insurance. Each related Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by a property insurance policy providing coverage for loss in accordance with coverage found under a “special cause of loss form” or “all risk form” that includes replacement cost valuation issued by an insurer meeting the requirements of the related Mortgage Loan documents and having a claims-paying or financial strength rating meeting the Insurance Rating Requirements (as defined below), in an amount (subject to customary deductibles) not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property.

“Insurance Ratings Requirements” means either (1) a claims paying or financial strength rating of at least “A-:VIII” from A.M. Best Company (“A.M. Best”) or “A3” (or the equivalent) from Moody’s Investors Service, Inc. (“Moody’s”) or “A-” from S&P Global Ratings (“S&P”) or (2) the Syndicate Insurance Ratings Requirements. “Syndicate Insurance Ratings Requirements” means insurance provided by a syndicate of insurers, as to which (i) if such syndicate consists of 5 or more members, at least 60% of the coverage is provided by insurers that meet the Insurance Ratings Requirements (under clause (1) of the definition of such term) and up to 40% of the coverage is provided by insurers that have a claims paying or financial strength rating of at least “BBB-” by S&P or at least “Baa3” by Moody’s, and (ii) if such syndicate consists of 4 or fewer members, at least 75% of the coverage is provided by insurers that meet the Insurance Ratings Requirements (under clause (1) of the definition of such term) and up to 25% of the coverage is provided by insurers that have a claims paying or financial strength rating of at least “BBB-” by S&P or at least “Baa3” by Moody’s.

Exh. C-6

Each related Mortgaged Property is also covered, and required to be covered pursuant to the related Mortgage Loan documents, by business interruption or rental loss insurance which (subject to a customary deductible) covers a period of not less than 12 months (or with respect to each Mortgage Loan on a single asset with a principal balance of $50 million or more, 18 months).

If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the related Mortgagor is required to maintain insurance in an amount equal to the lesser of (a) the maximum amount available under the National Flood Insurance Program, plus such additional excess flood coverage in an amount as is generally required by prudent institutional commercial mortgage lenders originating mortgage loans for securitization, (b) the outstanding principal amount of the Mortgage Loan and (c) the insurable value of the Mortgaged Property.

If the Mortgaged Property is located within 25 miles of the coast of the Gulf of Mexico or the Atlantic coast of Florida, Georgia, South Carolina or North Carolina, the related Mortgagor is required to maintain coverage for windstorm and/or windstorm related perils and/or “named storms” issued by an insurer meeting the Insurance Rating Requirements or endorsement covering damage from windstorm and/or windstorm related perils and/or named storms, in an amount not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor and included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property by an insurer meeting the Insurance Rating Requirements.

The Mortgaged Property is covered, and required to be covered pursuant to the related Mortgage Loan documents, by a commercial general liability insurance policy issued by an insurer meeting the Insurance Rating Requirements including coverage for property damage, contractual damage and personal injury (including bodily injury and death) in amounts as are generally required by the Mortgage Loan Seller for similar commercial and multifamily loans intended for securitization, and in any event not less than $1 million per occurrence and $2 million in the aggregate.

An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the seismic condition of such property, for the sole purpose of assessing the probable maximum loss or scenario expected loss (“PML”) for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475-year return period, an exposure period of 50 years and a 10% probability of exceedance. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least “A:VIII” by A.M. Best or “A3” (or the equivalent) from Moody’s or “A-” by S&P in an amount not less than 100% of the PML.

The Mortgage Loan documents require insurance proceeds (or an amount equal to such insurance proceeds) in respect of a property loss to be applied either (a) to the repair or

Exh. C-7

restoration of all or part of the related Mortgaged Property, with respect to all property losses in excess of 5% of the then-outstanding principal amount of the related Mortgage Loan, the Mortgagee (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses, or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon.

All premiums on all insurance policies referred to in this section that are required by the Mortgage Loan documents to be paid as of the Cut-off Date have been paid, and such insurance policies name the Mortgagee under the Mortgage Loan and its successors and assigns as a loss payee under a mortgagee endorsement clause or, in the case of the general liability insurance policy, as named or additional insured. Such insurance policies will inure to the benefit of the trustee (or, in the case of a Non-Serviced Mortgage Loan, the applicable Non-Serviced Trustee). Each related Mortgage Loan obligates the related Mortgagor to maintain all such insurance and, at such Mortgagor’s failure to do so, authorizes the Mortgagee to maintain such insurance at the Mortgagor’s cost and expense and to charge such Mortgagor for related premiums. All such insurance policies (other than commercial liability policies) require at least 10 days’ prior notice to the Mortgagee of termination or cancellation arising because of nonpayment of a premium and at least 30 days’ prior notice to the Mortgagee of termination or cancellation (or such lesser period, not less than 10 days, as may be required by applicable law) arising for any reason other than non-payment of a premium and no such notice has been received by the Mortgage Loan Seller.

19.       Access; Utilities; Separate Tax Parcels. Based solely on evaluation of the Title Policy (as defined in paragraph 8) and survey, if any, an engineering report or property condition assessment as described in paragraph 12, applicable local law compliance materials as described in paragraph 26, and the ESA (as defined in paragraph 43), each Mortgaged Property (a) is located on or adjacent to a public road and has direct legal access to such road, or has permanent access from a recorded easement or right of way permitting ingress and egress to/from a public road, (b) is served by or has access rights to public or private water and sewer (or well and septic) and other utilities necessary for the current use of the Mortgaged Property, all of which are adequate for the current use of the Mortgaged Property, and (c) constitutes one or more separate tax parcels which do not include any property which is not part of the Mortgaged Property or is subject to an endorsement under the related Title Policy insuring the Mortgaged Property, or in certain cases, an application has been made or is required to be made to the applicable governing authority for creation of separate tax parcels (or the Mortgage Loan documents so require such application in the future), in which case the Mortgage Loan requires the Mortgagor to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged Property is a part until the separate tax parcels are created.

20.       No Encroachments. To the Mortgage Loan Seller’s knowledge based solely on surveys obtained in connection with origination and the Title Policy obtained in connection with the origination of each Mortgage Loan, and except for encroachments that do not materially and adversely affect the current marketability or principal use of the Mortgaged Property: (a) all material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan are within the boundaries of the related Mortgaged Property, except for encroachments that are insured against by the applicable Title Policy; (b) no material improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that are insured against by the

Exh. C-8

applicable Title Policy; and (c) no material improvements encroach upon any easements except for encroachments that are insured against by the applicable Title Policy.

21.       No Contingent Interest or Equity Participation. No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature (except that an ARD Loan may provide for the accrual of the portion of interest in excess of the rate in effect prior to the Anticipated Repayment Date) or an equity participation by the Mortgage Loan Seller.

22.       REMIC. The Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but determined without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages), and, accordingly, (A) the issue price of the Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and (B) either: (a) such Mortgage Loan is secured by an interest in real property (including permanently affixed buildings and distinct structural components, such as wiring, plumbing systems and central heating and air-conditioning systems, that are integrated into such buildings, serve such buildings in their passive functions and do not produce or contribute to the production of income other than consideration for the use or occupancy of space, but excluding personal property) having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the adjusted issue price of the Mortgage Loan (together with any related Pari Passu Companion Loans) on such date or (ii) at the Closing Date at least equal to 80% of the adjusted issue price of the Mortgage Loan (together with any related Pari Passu Companion Loans) on such date, provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan; or (b) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third-party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was “significantly modified” prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (B)(a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause (B)(a)(ii), including the proviso thereto. Any Prepayment Premiums and Yield Maintenance Charges applicable to the Mortgage Loan constitute “customary prepayment penalties” within the meaning of Treasury Regulations Section 1.860G-1(b)(2). All terms used in this paragraph shall have the same meanings as set forth in the related Treasury Regulations.

23.       Compliance with Usury Laws. The mortgage rate (exclusive of any default interest, late charges, Yield Maintenance Charge or Prepayment Premium) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

24.       Authorized to do Business. To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Mortgage Note, each holder of the Mortgage Note was authorized to transact and do business in the jurisdiction in which each related

Exh. C-9

Mortgaged Property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Mortgage Loan by the Trust.

25.       Trustee under Deed of Trust. With respect to each Mortgage which is a deed of trust, as of the date of origination and, to the Mortgage Loan Seller’s knowledge, as of the Closing Date, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with the Mortgage and applicable law or may be substituted in accordance with the Mortgage and applicable law by the related Mortgagee.

26.       Local Law Compliance. To the Mortgage Loan Seller’s knowledge, based upon any of a letter from any governmental authorities, a legal opinion, an architect’s letter, a zoning consultant’s report, an endorsement to the related Title Policy, a survey, or other affirmative investigation of local law compliance consistent with the investigation conducted by the Mortgage Loan Seller for similar commercial and multifamily mortgage loans intended for securitization, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable laws, zoning ordinances, rules, covenants, and restrictions (collectively “Zoning Regulations”) governing the occupancy, use, and operation of such Mortgaged Property or constitute a legal non-conforming use or structure and any non-conformity with zoning laws constitutes a legal non-conforming use or structure which does not materially and adversely affect the use, operation or value of such Mortgaged Property. In the event of casualty or destruction, (a) the Mortgaged Property may be restored or repaired to the full extent necessary to maintain the use of the structure immediately prior to such casualty or destruction, (b) law and ordinance insurance coverage has been obtained for the Mortgaged Property in amounts customarily required by the Mortgage Loan Seller for similar commercial and multifamily loans intended for securitization, (c) title insurance policy coverage has been obtained with respect to any non-conforming use or structure, or (d) the inability to restore the Mortgaged Property to the full extent of the use or structure immediately prior to the casualty would not materially and adversely affect the use or operation of such Mortgaged Property. The Mortgage Loan documents require the related Mortgagor to be qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

27.       Licenses and Permits. Each Mortgagor covenants in the Mortgage Loan documents that it shall keep all material licenses, permits, franchises, certificates of occupancy and applicable governmental approvals necessary for the operation of the Mortgaged Property in full force and effect, and to the Mortgage Loan Seller’s knowledge based upon any of a letter from any government authorities, zoning consultant’s report or other affirmative investigation of local law compliance consistent with the investigation conducted by the Mortgage Loan Seller for similar commercial and multifamily mortgage loans intended for securitization; all such material licenses, permits, franchises, certificates of occupancy and applicable governmental approvals are in effect or the failure to obtain or maintain such material licenses, permits, franchises or certificates of occupancy and applicable governmental approvals does not materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan. The Mortgage Loan documents require the related Mortgagor to comply in all material respects with all applicable regulations, zoning and building laws.

Exh. C-10

28.       Recourse Obligations. The Mortgage Loan documents for each Mortgage Loan (a) provide that such Mortgage Loan becomes full recourse to the Mortgagor and guarantor (which is a natural person or persons, or an entity or entities distinct from the Mortgagor (but may be affiliated with the Mortgagor) that collectively, as of the date of origination of the related Mortgage Loan, have assets other than equity in the related Mortgaged Property that are not de minimis) in any of the following events (or negotiated provisions of substantially similar effect): (i) if any petition for bankruptcy, insolvency, dissolution or liquidation pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by, consented to, or acquiesced in by, the Mortgagor; (ii) the Mortgagor or guarantor shall have solicited or caused to be solicited petitioning creditors to cause an involuntary bankruptcy filing with respect to the Mortgagor or (iii) voluntary transfers of either the Mortgaged Property or controlling equity interests in the Mortgagor made in violation of the Mortgage Loan documents; and (b) contains provisions for recourse against the Mortgagor and guarantor (which is a natural person or persons, or an entity or entities distinct from the Mortgagor (but may be affiliated with the Mortgagor) that collectively, as of the date of origination of the related Mortgage Loan, have assets other than equity in the related Mortgaged Property that are not de minimis), for losses and damages resulting from the following (or negotiated provisions of substantially similar effect): (i) the Mortgagor’s misappropriation of rents after an event of default, security deposits, insurance proceeds, or condemnation awards; (ii) the Mortgagor’s fraud or intentional material misrepresentation; (iii) breaches of the environmental covenants in the Mortgage Loan documents; or (iv) the Mortgagor’s commission of intentional material physical waste at the Mortgaged Property (but, in some cases, only to the extent there is sufficient cash flow generated by the related Mortgaged Property to prevent such waste).

29.       Mortgage Releases. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) a partial release, accompanied by principal repayment, or partial defeasance (as described in paragraph 34) of not less than a specified percentage at least equal to 110% of the related allocated loan amount of such portion of the Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) upon a Defeasance (defined in paragraph 34 below), (d) releases of out-parcels that are unimproved or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the Mortgaged Property and which were not afforded any material value in the appraisal obtained at the origination of the Mortgage Loan and are not necessary for physical access to the Mortgaged Property or compliance with zoning requirements, or (e) as required pursuant to an order of condemnation. With respect to any partial release under the preceding clauses (a) or (d), either: (x) such release of collateral (i) would not constitute a “significant modification” of the subject Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2) and (ii) would not cause the subject Mortgage Loan to fail to be a “qualified mortgage” within the meaning of Section 860G(a)(3)(A) of the Code; or (y) the Mortgagee or servicer can, in accordance with the related Mortgage Loan documents, condition such release of collateral on the related Mortgagor’s delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (x). For purposes of the preceding clause (x), if the fair market value of the real property constituting such Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) after the release is not equal to at least 80% of the principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans) outstanding after the

Exh. C-11

release, the Mortgagor is required to make a payment of principal in an amount not less than the amount required by the REMIC Provisions.

In the case of any Mortgage Loan, in the event of a taking of any portion of a Mortgaged Property by a State or any political subdivision or authority thereof, whether by legal proceeding or by agreement, unless an opinion of counsel is delivered as specified in clause (y) of the preceding paragraph, the Mortgagor can be required to pay down the principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans) in an amount not less than the amount required by the REMIC Provisions and, to such extent, the award from any such taking may not be required to be applied to the restoration of the Mortgaged Property or released to the Mortgagor, if, immediately after the release of such portion of the Mortgaged Property from the lien of the Mortgage (but taking into account the planned restoration) the fair market value of the real property constituting the remaining Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) is not equal to at least 80% of the remaining principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans).

No such Mortgage Loan that is secured by more than one Mortgaged Property or that is cross-collateralized with another Mortgage Loan permits the release of cross-collateralization of the related Mortgaged Properties or a portion thereof, including due to a partial condemnation, other than in compliance with the REMIC Provisions.

30.       Financial Reporting and Rent Rolls. Each Mortgage Loan requires the Mortgagor to provide the owner or holder of the Mortgage Loan with (a) quarterly (other than for single-tenant properties) and annual operating statements, (b) quarterly (other than for single-tenant properties) rent rolls (or maintenance schedules in the case of Mortgage Loans secured by residential cooperative properties) for properties that have any individual lease which accounts for more than 5% of the in-place base rent, and (c) annual financial statements.

31.       Acts of Terrorism Exclusion. With respect to each Mortgage Loan over $20 million, and to the Mortgage Loan Seller’s knowledge with respect to each Mortgage Loan of $20 million or less, as of origination the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) do not specifically exclude Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2007 and the Terrorism Risk Insurance Program Reauthorization Act of 2015 (collectively referred to as “TRIPRA”), from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each Mortgage Loan, the related Mortgage Loan documents do not expressly waive or prohibit the Mortgagee from requiring coverage for Acts of Terrorism, as defined in TRIPRA, or damages related thereto, except to the extent that any right to require such coverage may be limited by commercial availability on commercially reasonable terms, or as otherwise indicated on Schedule C; provided that if TRIPRA or a similar or subsequent statute is not in effect, then, provided that terrorism insurance is commercially available, the Mortgagor under each Mortgage Loan is required to carry terrorism insurance, but in such event the Mortgagor shall not be required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable in respect of the property and business interruption/rental loss insurance required under the related Mortgage Loan documents (without giving effect to the cost of terrorism

Exh. C-12

and earthquake components of such casualty and business interruption/rental loss insurance) at the time of the origination of the Mortgage Loan, and if the cost of terrorism insurance exceeds such amount, the Mortgagor is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.

32.       Due on Sale or Encumbrance. Subject to specific exceptions set forth below, each Mortgage Loan contains a “due-on-sale” or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (which consent, in some cases, may not be unreasonably withheld) and/or complying with the requirements of the related Mortgage Loan documents (which provide for transfers without the consent of the Mortgagee which are customarily acceptable to the Mortgage Loan Seller, including, but not limited to, transfers of worn-out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality and transfers by leases entered into in accordance with the Mortgage Loan documents), (a) the related Mortgaged Property, or any equity interest of greater than 50% in the related Mortgagor, is directly or indirectly pledged, transferred or sold (in each case a “Transfer”), other than as related to (i) family and estate planning Transfers or Transfers upon death or legal incapacity, (ii) Transfers to certain affiliates as defined in the related Mortgage Loan documents, (iii) Transfers of less than, or other than, a controlling interest in a Mortgagor, (iv) Transfers to another holder of direct or indirect equity in the Mortgagor, a specific Person designated in the related Mortgage Loan documents or a Person satisfying specific criteria identified in the related Mortgage Loan documents, (v) Transfers of common stock in publicly traded companies or (vi) a substitution or release of collateral within the parameters of paragraphs 29 and 34 herein, or (vii) by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan as set forth on Exhibit C-32-1 or future permitted mezzanine debt as set forth on Exhibit C-32-2 or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan of any Mortgage Loan or any subordinate debt that existed at origination and is permitted under the related Mortgage Loan documents, (ii) purchase money security interests (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan as set forth on Exhibit C-32-3 or (iv) Permitted Encumbrances. The Mortgage or other Mortgage Loan documents provide that to the extent any Rating Agency fees are incurred in connection with the review of and consent to any transfer or encumbrance, the Mortgagor is responsible for such payment along with all other reasonable fees and expenses incurred by the Mortgagee relative to such transfer or encumbrance.

33.       Single-Purpose Entity. Each Mortgage Loan requires the Mortgagor to be a Single-Purpose Entity for at least as long as the Mortgage Loan is outstanding. Each Mortgage Loan with a Cut-off Date Balance of $30 million or more has a counsel’s opinion regarding non-consolidation of the Mortgagor. For this purpose, a “Single-Purpose Entity” shall mean an entity, other than an individual, whose organizational documents and the related Mortgage Loan documents (or if the Mortgage Loan has a Cut-off Date Balance equal to $10 million or less, its organizational documents or the related Mortgage Loan documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties and prohibit it from engaging in any business unrelated to such Mortgaged Property or Mortgaged Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of

Exh. C-13

such Mortgaged Property or Mortgaged Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from those of any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person or entity.

34.       Defeasance. With respect to any Mortgage Loan that, pursuant to the Mortgage Loan documents, can be defeased (a “Defeasance”), (i) the Mortgage Loan documents provide for defeasance as a unilateral right of the Mortgagor, subject to satisfaction of conditions specified in the Mortgage Loan documents; (ii) the Mortgage Loan cannot be defeased within two years after the Closing Date; (iii) the Mortgagor is permitted to pledge only United States “government securities” within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(ii), the revenues from which will be sufficient to make all scheduled payments under the Mortgage Loan when due, including the entire remaining principal balance on the maturity date (or on or after the first date on which payment may be made without payment of a Yield Maintenance Charge or Prepayment Premium) or, if the Mortgage Loan is an ARD Loan, the entire principal balance outstanding on the Anticipated Repayment Date (or on or after the first date on which payment may be made without payment of a Yield Maintenance Charge or Prepayment Premium), and if the Mortgage Loan permits partial releases of real property in connection with partial defeasance, the revenues from the collateral will be sufficient to pay all such scheduled payments calculated on a principal amount equal to a specified percentage at least equal to 110% of the allocated loan amount for the real property to be released; (iv) the defeasance collateral is not permitted to be subject to prepayment, call, or early redemption; (v) the Mortgagor is required to provide a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note as set forth in clause (iii) above; (vi) the defeased note and the defeasance collateral are required to be assumed by a Single-Purpose Entity; (vii) the Mortgagor is required to provide an opinion of counsel that the Trustee has a perfected security interest in such collateral prior to any other claim or interest; and (viii) the Mortgagor is required to pay all rating agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant’s fees and opinions of counsel.

35.       Fixed Interest Rates. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of ARD Loans and situations where default interest is imposed.

36.       Ground Leases. For purposes of this Exhibit C, a “Ground Lease” shall mean a lease creating a leasehold estate in real property where the fee owner as the ground lessor conveys for a term or terms of years its entire interest in the land and buildings and other improvements, if any, comprising the premises demised under such lease to the ground lessee (who may, in certain circumstances, own the building and improvements on the land), subject to the reversionary interest of the ground lessor as fee owner.

With respect to any Mortgage Loan where the Mortgage Loan is secured by a Ground Leasehold estate in whole or in part, and the related Mortgage does not also encumber the related lessor’s fee interest in such Mortgaged Property, based upon the terms of the Ground Lease and any estoppel or other agreement received from the ground lessor in favor of Mortgage Loan

Exh. C-14

Seller, its successors and assigns (collectively, the “Ground Lease and Related Documents”), Mortgage Loan Seller represents and warrants that:

(A)       The Ground Lease or a memorandum regarding such Ground Lease has been duly recorded or submitted for recordation in a form that is acceptable for recording in the applicable jurisdiction. The Ground Lease and Related Documents permit the interest of the lessee to be encumbered by the related Mortgage and do not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage. No material change in the terms of the Ground Lease had occurred since its recordation, except by any written instruments which are included in the related Mortgage File;

(B)       The lessor under such Ground Lease has agreed in a writing included in the related Mortgage File (or in such Ground Lease and Related Documents) that the Ground Lease may not be amended, modified, canceled or terminated by agreement of lessor and lessee without the prior written consent of the Mortgagee and that any such action without such consent is not binding on the Mortgagee, its successors or assigns, provided that the Mortgagee has provided lessor with notice of its lien in accordance with the terms of the Ground Lease;

(C)       The Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by either the Mortgagor or the Mortgagee) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years past the stated maturity if such Mortgage Loan fully amortizes by the stated maturity (or with respect to a Mortgage Loan that accrues on an actual/360 basis, substantially amortizes);

(D)       The Ground Lease either (i) is not subject to any interests, estates, liens or encumbrances superior to, or of equal priority with, the Mortgage, except for the related fee interest of the ground lessor and the Permitted Encumbrances and Title Exceptions; or (ii) is the subject of a subordination, non-disturbance or attornment agreement or similar agreement to which the Mortgagee on the lessor’s fee interest is subject;

(E)       Subject to the notice requirements of the Ground Lease and Related Documents, the Ground Lease does not place commercially unreasonable restrictions on the identity of the Mortgagee and the Ground Lease is assignable to the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor thereunder (or, if such consent is required it either has been obtained or cannot be unreasonably withheld, provided that such Ground Lease has not been terminated and all amounts due thereunder have been paid), and in the event it is so assigned, it is further assignable by the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor (or, if such consent is required it either has been obtained or cannot be unreasonably withheld, provided that such Ground Lease has not been terminated and all amounts due thereunder have been paid);

(F)       The Mortgage Loan Seller has not received any written notice of material default under or notice of termination of such Ground Lease. To the Mortgage Loan Seller’s knowledge, there is no material default under such Ground Lease and no condition

Exh. C-15

that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground Lease and to the Mortgage Loan Seller’s knowledge, such Ground Lease is in full force and effect as of the Closing Date;

(G)       The Ground Lease and Related Documents require the lessor to give to the Mortgagee written notice of any default, and provide that no notice of default or termination is effective against the Mortgagee unless such notice is given to the Mortgagee;

(H)       A Mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease through legal proceedings) to cure any default under the Ground Lease which is curable after the Mortgagee’s receipt of notice of any default before the lessor may terminate the Ground Lease;

(I)       The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by the Mortgage Loan Seller in connection with the origination of similar commercial or multifamily loans intended for securitization;

(J)       Under the terms of the Ground Lease and Related Documents, any related insurance proceeds or the portion of the condemnation award allocable to the ground lessee’s interest (other than in respect of a total or substantially total loss or taking as addressed in subpart (K)) will be applied either to the repair or to restoration of all or part of the related Mortgaged Property with (so long as such proceeds are in excess of the threshold amount specified in the related Mortgage Loan documents) the Mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest;

(K)       In the case of a total or substantially total taking or loss, under the terms of the Ground Lease and Related Documents, any related insurance proceeds, or portion of the condemnation award allocable to ground lessee’s interest in respect of a total or substantially total loss or taking of the related Mortgaged Property to the extent not applied to restoration, will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest; and

(L)       Provided that the Mortgagee cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease with the Mortgagee upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding.

37.       Servicing. The servicing and collection practices used by the Mortgage Loan Seller with respect to the Mortgage Loan have been, in all respects legal and have met with customary industry standards for servicing of commercial loans for conduit loan programs.

38.       Origination and Underwriting. The origination practices of the Mortgage Loan Seller (or the related originator if the Mortgage Loan Seller was not the originator) with respect to each Mortgage Loan have been, in all material respects, legal and as of the date of its origination, such Mortgage Loan and the origination thereof complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of

Exh. C-16

such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit C.

39.       Intentionally Omitted.

40.       No Material Default; Payment Record. No Mortgage Loan has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required payments in the prior 12 months (or since origination if such Mortgage Loan has been originated within the past 12 months), and as of Cut-off Date, no Mortgage Loan is delinquent (beyond any applicable grace or cure period) in making required payments. To the Mortgage Loan Seller’s knowledge, there is (a) no material default, breach, violation or event of acceleration existing under the related Mortgage Loan, or (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration in the case of either clause (a) or clause (b), materially and adversely affects the value of the Mortgage Loan or the value, use or operation of the related Mortgaged Property; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by the Mortgage Loan Seller in this Exhibit C. No person other than the holder of such Mortgage Loan may declare any event of default under the Mortgage Loan or accelerate any indebtedness under the Mortgage Loan documents.

41.       Bankruptcy. As of the date of origination of the related Mortgage Loan and to the Mortgage Loan Seller’s knowledge as of the Cut-off Date, neither the Mortgaged Property (other than any tenants of such Mortgaged Property), nor any portion thereof, is the subject of, and no Mortgagor, guarantor or tenant occupying a single-tenant property is a debtor in state or federal bankruptcy, insolvency or similar proceeding.

42.       Organization of Mortgagor. With respect to each Mortgage Loan, in reliance on certified copies of the organizational documents of the Mortgagor delivered by the Mortgagor in connection with the origination of such Mortgage Loan, the Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except with respect to any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan and other than as set forth on Exhibit C-32-4, no Mortgage Loan has a Mortgagor that is an Affiliate of a Mortgagor with respect to another Mortgage Loan. An “Affiliate” for purposes of this paragraph (42) means, a Mortgagor that is under direct or indirect common ownership and control with another Mortgagor.

43.       Environmental Conditions. A Phase I environmental site assessment (or update of a previous Phase I and or Phase II environmental site assessment) and, with respect to certain Mortgage Loans, a Phase II environmental site assessment (collectively, an “ESA”) meeting ASTM requirements conducted by a reputable environmental consultant in connection with such Mortgage Loan within 12 months prior to its origination date (or an update of a previous ESA was prepared), and such ESA (i) did not identify the existence of recognized environmental conditions (as such term is defined in ASTM E1527-05 or its successor, hereinafter “Environmental Condition”) at the related Mortgaged Property or the need for further investigation, or (ii) if the existence of an Environmental Condition or need for further

Exh. C-17

investigation was indicated in any such ESA, then at least one of the following statements is true: (A) an amount reasonably estimated by a reputable environmental consultant to be sufficient to cover the estimated cost to cure any material noncompliance with applicable Environmental Laws or the Environmental Condition has been escrowed by the related Mortgagor and is held or controlled by the related Mortgagee; (B) if the only Environmental Condition relates to the presence of asbestos-containing materials, radon in indoor air, lead based paint or lead in drinking water, the only recommended action in the ESA is the institution of such a plan, an operations or maintenance plan has been required to be instituted by the related Mortgagor that can reasonably be expected to mitigate the identified risk; (C) the Environmental Condition identified in the related environmental report was remediated or abated or contained in all material respects prior to the date hereof, and, if and as appropriate, a no further action, completion or closure letter or its equivalent was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as “closed” or a reputable environmental consultant has concluded that no further action is required); (D) an environmental policy or a lender’s pollution legal liability insurance policy that covers liability for the identified circumstance or condition was obtained from an insurer rated no less than “A-” (or the equivalent) by Moody’s, S&P, Fitch Ratings, Inc. and/or A.M. Best; (E) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance and such responsible party has financial resources reasonably estimated to be adequate to address the situation; or (F) a party related to the Mortgagor having financial resources reasonably estimated to be adequate to address the situation is required to take action. To the Mortgage Loan Seller’s knowledge, except as set forth in the ESA, there is no Environmental Condition (as such term is defined in ASTM E1527-05 or its successor) at the related Mortgaged Property.

44.       Intentionally Omitted.

45.       Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property with an appraisal date within 6 months of the Mortgage Loan origination date, and within 12 months of the Cut-off Date. The appraisal is signed by an appraiser that (i) is a Member of the Appraisal Institute, and (ii) to the Mortgage Loan Seller’s knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan. Each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation.

46.       Mortgage Loan Schedule. The information pertaining to each Mortgage Loan which is set forth in the Mortgage Loan Schedule attached as an exhibit to this Agreement is true and correct in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

47.       Cross-Collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan that is outside the Mortgage Pool, except in the case of a Mortgage Loan that is part of a Whole Loan.

48.       Advance of Funds by the Mortgage Loan Seller. Except for loan proceeds advanced at the time of loan origination or other payments contemplated by the Mortgage Loan

Exh. C-18

documents, no advance of funds has been made by the Mortgage Loan Seller to the related Mortgagor, and no funds have been received from any person other than the related Mortgagor or an affiliate, directly, or, to the knowledge of the Mortgage Loan Seller, indirectly for, or on account of, payments due on the Mortgage Loan. Neither the Mortgage Loan Seller nor any affiliate thereof has any obligation to make any capital contribution to any Mortgagor under a Mortgage Loan, other than contributions made on or prior to the date hereof.

49.       Compliance with Anti-Money Laundering Laws. The Mortgage Loan Seller has complied in all material respects with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 with respect to the origination of the Mortgage Loan.

For purposes of this Exhibit C, “Mortgagee” means the mortgagee, grantee or beneficiary under any Mortgage, any holder of legal title to any portion of any Mortgage Loan or, if applicable, any agent or servicer on behalf of such party.

Exh. C-19

Exhibit C-32-1

List of Mortgage Loans with Current Mezzanine Debt

Mortgage Loan Number	Property Name
No. 8	The Colonnade Office Complex
No. 10	Great Value Storage Portfolio

Exh. C-32-1-1

Exhibit C-32-2

List of Mortgage Loans with Permitted Mezzanine Debt

Mortgage Loan Number	Mortgaged Property Name
No. 12	Wolverine Portfolio

Exh. C-32-2-1

Exhibit C-32-3

List of Cross-Collateralized and Cross-Defaulted Mortgage Loans

None.

Exh. C-32-3-1

Exhibit C-32-4

List of Related Borrower Loans

None.

Exh. C-32-4-1

SCHEDULE C

EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

The exceptions to the representations and warranties set forth below are listed by the number of the related representation and warranty set forth on Exhibit C and the mortgage loan name and number identified on Exhibit A. Capitalized terms used but not otherwise defined in this Schedule C shall have the meanings set forth in Exhibit C or, if not defined therein, in this Agreement.

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
(6) Mortgage Status; Waivers and Modifications	Great Value Storage Portfolio (Loan No. 10)	Amendments to the Mortgage Loan documents were executed on December 27, 2018 (and included in the related Mortgage File) to provide for permitted additional mezzanine financing, which was effected on January 7, 2019 by upsizing the existing mezzanine B loan.
(8) Permitted Liens; Title Insurance	Heartland Dental Medical Office Portfolio (Loan No. 16)	A tenant at each of the Heartland Dental Medical Office Portfolio - Heartland Dental Medical Office Portfolio – 507 North Hershey Road (Suites A & B), Heartland Dental Medical Office Portfolio – 826 West Lincoln Avenue (Suite B), Heartland Dental Medical Office Portfolio - 692 Essington Road (Suite A & B), Heartland Dental Medical Office Portfolio – 7310 North Villa Lake Drive (Suite A & B), Heartland Dental Medical Office Portfolio – 242 Southwoods Center (Suite A), Heartland Dental Medical Office Portfolio – 1429 Chester Boulevard (Suite A & B), Heartland Dental Medical Office Portfolio - 103 Farabee Drive North (Suites B & C), Heartland Dental Medical Office Portfolio – 2362 West Boulevard Street (Suite A & B), Heartland Dental Medical Office Portfolio – 1025 Ashley Street (Suite A, B & C) and Heartland Dental Medical Office Portfolio – 3608 Jeffco Boulevard Mortgaged Properties, Heartland Dental, LLC, has a right of first refusal to purchase the related Mortgaged Property in the event of a proposed sale of such Mortgaged Property to any third party. Pursuant to a subordination, non-disturbance and attornment agreement with respect to each of the related Heartland Dental, LLC leases, Heartland Dental, LLC subordinated to the Heartland Dental Medical Office Portfolio Mortgage Loan all purchase option rights and waived all such purchase options with respect to the Mortgagee and any successor in interest to the Mortgagee.
(8) Permitted Liens; Title Insurance	Fairfield Inn & Suites – Colorado Springs North (Loan No. 44)	The Mortgaged Property is subject to a Declaration of Covenants, Conditions, Restrictions, and Easements recorded on August 13, 2007 (the “Monument Ridge Declaration”). If the Mortgagor fails to pay assessments due under the Monument Ridge Declaration, and the association files a lien to secure the assessments, such lien will be superior to the lien of the mortgage on the Mortgaged Property.
(8) Permitted Liens; Title Insurance	Oak Meadows & Brookview Place (Loan No. 49)

The Oak Meadows Mortgaged Property is subject to a Regulatory Agreement (the “Regulatory Agreement”) with the Michigan State Housing Development Authority (the “MSHDA”). The Regulatory Agreement requires the Oak Meadows Mortgaged Property to comply with certain rent and occupancy requirements including, among other things, (a) limiting (i) occupancy of 75 units to tenants whose household income is equal to or less than 60% of the applicable household area median income and (ii) rent to an amount equal to or less than a maximum annual Section 8 rent established under the United States Housing and Urban Development (“HUD”)

Sch. C-1

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
division, and (b) limiting (i) occupancy of the remaining 25 units to tenants whose household income is equal to or less than 50% of the applicable household area median income and (ii) rent to an amount equal to or less than a maximum annual Section 8 rent established by HUD. The Regulatory Agreement has been subordinated to the Mortgage Loan documents and will terminate upon a foreclosure or deed-in-lieu of foreclosure.
(8) Permitted Liens; Title Insurance	Walgreens Houma (Loan No. 61)	The sole tenant, Walgreens Louisiana Co, Inc., has a right of first refusal to purchase the Mortgaged Property in the event of a proposed sale of the Mortgaged Property to any third party. The right of first refusal has been subordinated to the Mortgage Loan documents and does not apply to a transfer of the Mortgaged Property pursuant to a foreclosure or deed-in-lieu of foreclosure.
(18) Insurance	Walgreens Houma (Loan No. 61)	The Mortgagor is permitted to rely upon insurance provided by the sole tenant at the Mortgaged Property, provided that such insurance meets the requirements set forth in the Mortgage Loan documents.
(26) Local Law Compliance	The Colonnade Office Complex (Loan No. 8)	The Mortgaged Property is non-conforming with respect to parking due to a deficiency of 147 parking spaces. The Mortgage Loan documents (i) require the Mortgagor to (a) re-stripe and/or add additional parking spaces to cure such parking deficiency and (b) deliver to the Mortgagee an updated zoning report concluding that the Mortgaged Property conforms with all parking requirements under the current zoning code and (ii) provide recourse to the guarantor and Mortgagor for losses to the Mortgagee in connection with such parking deficiency.
(26) Local Law Compliance	Wolverine Portfolio (Loan No. 12)	Each of the Chalet Village Mortgaged Property and the Royal Village Mortgaged Property is legal non-conforming as to use a mobile home park as such use is not permitted under the applicable current zoning code. If a non-conforming structure is damaged or destroyed in excess of 50% or 60%, respectively, such structure may only be restored in accordance with the applicable current zoning code. In the event of a casualty resulting in the loss of the ability to restore either the Chalet Village Mortgaged Property or the Royal Village Mortgaged Property to its current use in accordance with all applicable legal requirements, the Mortgage Loan documents provide recourse to the guarantor and the Mortgagor for an amount equal to (a) (i) the allocated loan amount with respect to such Mortgaged Property, plus (ii) all interest that would have accrued on such allocated loan amount to be prepaid and (iii) all reasonable out-of-pocket, third party costs and expenses actually incurred by the Mortgagee in connection with such prepayment (including, without limitation, costs and expenses incurred in connection with the casualty and related partial release of the security instrument), plus (b) all other sums due and payable with respect to such allocated loan amount under the Mortgage Loan documents, less (c) the amount of any net proceeds retained and applied by the Mortgagee toward payment of the debt.
(26) Local Law Compliance	Great Value Storage Portfolio (Loan No. 10)

One or more of the related Mortgaged Properties in the portfolio constitutes a legal non-conforming use or structure which, following a casualty or destruction, may not be restored or repaired to the full extent necessary to maintain the pre-casualty/pre-destruction use of the subject structure/property if the replacement cost exceeds a specified threshold and/or the restoration or repair is not completed or the pre-casualty/ pre-destruction use is not restored (or certain key steps in connection therewith are not taken) within a specified time frame. In each case, law and ordinance insurance coverage was

Sch. C-2

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
obtained, but such insurance only covers (i) the loss to the subject structure when it must be demolished to comply with code requirements, (ii) the cost to demolish and clear the site of the undamaged portions of the covered structure, where the law requires its demolition, and (iii) increased cost of construction, to the extent such cost is a consequence of the enforcement of an ordinance or law.
(26) Local Law Compliance	The Block Northway (Loan No. 11)	The use of the Mortgaged Property as a shopping center is legal-nonconforming as a shopping center is only permitted with a conditional use permit under the current zoning code and the Mortgagor has not obtained such a permit. If any structure containing a non-conforming use is damaged or destroyed, such structure may be restored to its prior nonconforming use, provided such restoration is commenced within one year of the date of damage or destruction and completed within two years of the commencement date of such restoration.
(26) Local Law Compliance	InnVite Hospitality Portfolio (Loan No. 17)	The use of the Quality Inn & Suites Obetz Mortgaged Property is legal non-conforming as a hotel as such use is not permitted under the current zoning code. If a non-conforming structure is damaged or destroyed in excess of 50%, such structure may only be restored in accordance with the current zoning code, provided such restoration is commenced within one year of the date of damage or destruction and continued in a reasonable manner until completed. The Mortgage Loan Documents provide recourse for any insurance shortfall as a result of any inability to rebuild the Quality Inn & Suites Obetz Mortgaged Property to its current use and utility.
(26) Local Law Compliance	Heartland Dental Medical Office Portfolio (Loan No. 16)	The use of the 1202 South Broad Street Mortgaged Property as medical offices is legal non-conforming as to use as such use is no longer permitted under the current zoning code. If any non-conforming structure is damaged or destroyed in excess of 50%, such structure may only be restored in accordance with the current zoning code.
(26) Local Law Compliance	Oak Meadows & Brookview Place (Loan No. 49)	The use of the Brookview Place Mortgaged Property as a planned development is legal non-conforming as such classification no longer exists under the current zoning code. If any structure containing a non-conforming use is damaged in excess of 50% of its structural value, such structure may only be restored in accordance with the current zoning code. In the event of a casualty or condemnation resulting in the loss of the ability to restore the Brookview Place Mortgaged Property to its current use in accordance with all applicable legal requirements, the Mortgage Loan documents provide recourse to the guarantor and the Mortgagor for an amount equal to (a) (i) the allocated loan amount with respect to the Brookview Place Mortgaged Property, plus (ii) all interest which would have accrued on such allocated loan amount to be prepaid and (iii) all reasonable out-of-pocket, third party costs and expenses actually incurred by the Mortgagee in connection with such prepayment (including, without limitation, costs and expenses incurred in connection with the casualty and related partial release of the security instrument), plus (b) all other sums due and payable with respect to such allocated loan amount under the Mortgage Loan documents, less (c) the amount of any net proceeds retained and applied by the Mortgagee toward payment of the debt.
(27) Licenses and Permits	Houport Mixed Use Portfolio (Loan No. 22)

The Mortgagor has not yet delivered to the lender a certificate of occupancy (“CO”) for certain tenant spaces at the individual Mortgaged Properties. The Mortgagor has represented to the lender that any required documentation necessary to obtain each CO has been submitted to the applicable government authority

Sch. C-3

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
and has covenanted to deliver the COs to the lender within 30 days of origination. A breach of the Mortgagor’s representation and/or covenant is an event of default. The Mortgage Loan is recourse to the guarantor and the Mortgagor for breach of the representation and/or covenant and for failure to deliver the COs.
(30) Financial Reporting and Rent Rolls	Great Value Storage Portfolio (Loan No. 10)	The Mortgage Loan documents require the Mortgagor to provide audited financial statements only during the continuance of a cash management trigger period.
(33) Single-Purpose Entity	The Block Northway (Loan No. 11)	The Mortgagor is a recycled Single-Purpose Entity that previously owned an adjacent parcel that was transferred to an affiliate of the Mortgagor prior to the origination of the Mortgage Loan.
(34) Defeasance	The Block Northway (Loan No. 11)	At origination, the Mortgagor deposited with the Mortgagee approximately $1.0 million in connection with certain tenants that have executed leases but are not yet in occupancy at the Mortgaged Property (collectively, the “Contract Tenant and Skechers Achievement Reserves”). In the event the Mortgagor does not obtain the release of all or any portion of such funds set forth in the Mortgage Loan documents prior to March 6, 2020, after the related lockout period, the Mortgagee may require the Mortgagor to partially defease the Mortgage Loan in an amount equal to the sum of (i) the balance then remaining in the Contract Tenant and Skechers Achievement Reserves, (ii) all interest accrued on the amount to be defeased, (iii) all reasonable, out-of-pocket third party expenses incurred by the Mortgagee related to the partial defeasance and (iv) all other sums then due and payable under the Mortgage Loan documents.

Sch. C-4

EXHIBIT D-1

FORM OF OFFICER’S CERTIFICATE OF THE MORTGAGE LOAN SELLER

UBS AG

OFFICER’S CERTIFICATE

I, [_____], an Officer of UBS AG, a Swiss banking corporation (the “Mortgage Loan Seller”), HEREBY CERTIFY that:

1.	Attached hereto as Exhibit A is a true and complete copy of the Articles of Association of the Mortgage Loan Seller, which is in full force and effect on the date hereof.

2.	Attached hereto as Exhibit B is a true and correct copy of the [By-laws] of the Mortgage Loan Seller, which are in full force and effect on the date hereof.

3.	[Attached hereto as Exhibit C is a true and complete copy of resolutions relating to loan sales and securitizations duly adopted by the Board of Directors of the Mortgage Loan Seller as of [DATE]. Such resolutions have not been modified, amended, rescinded or revoked and remain in full force and effect on the date hereof.]

4.	Each person who, as an officer or representative of the Mortgage Loan Seller, signed (i) the Mortgage Loan Purchase Agreement, dated and effective as of April 29, 2019 between the Mortgage Loan Seller, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser (the “Purchaser”), and (ii) the Indemnification Agreement, dated as of April 29, 2019, between the Mortgage Loan Seller, the Purchaser, Wells Fargo Securities, LLC, Barclays Capital Inc., UBS Securities LLC, Drexel Hamilton, LLC and Academy Securities, Inc. and any other document delivered in connection with the transactions contemplated thereby was at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative and the signatures of such persons appearing on such documents are their genuine signatures.

5.	As of the date of such signing and delivery of such documents, [OFFICER] was a duly appointed, qualified and acting officer of the Mortgage Loan Seller, his correct title appears beside his name, and on said date he was duly authorized to act on behalf of the Mortgage Loan Seller as set forth in Exhibit C.

Name	Title

IN WITNESS WHEREOF, I have signed this Certificate as of May 14, 2019.

Name:
Title:

Exh. D-1-1

EXHIBIT D-2

FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

CERTIFICATE OF MORTGAGE LOAN SELLER

In connection with the execution and delivery by UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG, New York Branch”) of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement dated and effective as of April 29, 2019 (the “Mortgage Loan Purchase Agreement”) between UBS AG, New York Branch, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser (the “Purchaser”), the undersigned hereby certifies that (i) except as previously disclosed to the Purchaser in writing, the representations and warranties of UBS AG, New York Branch in or made pursuant to Section 4(a) of the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, (ii) UBS AG, New York Branch has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof, and (iii) since the date of the Mortgage Loan Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement, any material adverse change in the financial condition of UBS AG, New York Branch. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

Certified this May 14, 2019.

UBS AG

By:
Name:
Title:

By:
Name:
Title:

Exh. D-2-1

EXHIBIT E

FORM OF DILIGENCE CERTIFICATE OF THE MORTGAGE LOAN SELLER

[______], 20[__]

Wells Fargo Securities, LLC
375 Park Avenue, 2nd Floor, J0127-023
New York, New York 10152
Attention: A.J. Sfarra

Email: CRRCompliance@wellsfargo.com

Troy B. Stoddard, Esq.
Wells Fargo Law Department, D1053-300
301 South College Street
Charlotte, North Carolina 28202
Email: CRRCompliance@wellsfargo.com

With copies to the Addressees listed on Schedule A

Re: WFCM 2019-C50 – Officer’s Certificate Pursuant to Section 4(j) of the Mortgage Loan Purchase Agreement

Reference is hereby made to that certain Mortgage Loan Purchase Agreement, dated and effective as of April 29, 2019 (the “Mortgage Loan Purchase Agreement”), between the undersigned (the “Mortgage Loan Seller”) and Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) and that certain Pooling and Servicing Agreement, dated as of May 1, 2019 referenced in the Mortgage Loan Purchase Agreement. In accordance with Section 4(j) of the Mortgage Loan Purchase Agreement, the Mortgage Loan Seller hereby certifies to the Depositor, as follows:

1.	The Mortgage Loan Seller has delivered an electronic copy of the Diligence File (as defined in the Pooling and Servicing Agreement) with respect to each Mortgage Loan to the Designated Site (as defined in the Pooling and Servicing Agreement); and

2.	Each Diligence File constitutes all documents required under the definition of “Diligence File” and such Diligence File is organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and Mortgage Loan Seller.

Capitalized terms used herein without definition have the meanings given them in the Mortgage Loan Purchase Agreement.

IN WITNESS WHEREOF, the undersigned has caused this diligence file certification to be executed by its duly authorized officer or representative on the date first above written.

Exh. E-1

Sincerely yours,

UBS AG

By:
Name:
Title:

By:
Name:
Title:

Exh. E-2

SCHEDULE A TO EXHIBIT E

LIST OF ADDRESSEES TO BE COPIED

MASTER SERVICER:

Wells Fargo Bank, National Association
Commercial Mortgage Servicing
MAC D1050-084, 401 South Tryon Street, 8th Floor
Charlotte, North Carolina 28202
Attention: WFCM 2019-C50 Asset Manager
Email: commercial.servicing@wellsfargo.com

SPECIAL SERVICER:

Rialto Capital Advisors, LLC
790 NW 107th Avenue, 4th Floor
Miami, Florida 33172
Attention: Liat Heller
Facsimile No.: (305) 229-6425
Email: liat.heller@rialtocapital.com

CERTIFICATE ADMINISTRATOR:

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services – WFCM 2019-C50
Email: trustadministrationgroup@wellsfargo.com

CUSTODIAN:

Wells Fargo Bank, National Association
1055 10th Avenue SE
Minneapolis, Minnesota 55414
Attention: Document Custody Group – WFCM 2019-C50
Email: cmbscustody@wellsfargo.com

TRUSTEE:

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee WFCM 2019-C50

Email: CMBSTrustee@wilmingtontrust.com

Exh. E-3

DIRECTING CERTIFICATEHOLDER:

Rialto Real Estate Fund III – Debt, LP
c/o Rialto Capital Management LLC
600 Madison Avenue, 12th Floor
New York, New York 10022
Attention: Josh Cromer
Fax number: (212) 751-4646

with a copy to:

Rialto Real Estate Fund III – Debt, LP
c/o Rialto Capital Management LLC
600 Madison Avenue, 12th Floor
New York, New York 10022
Attention: Joseph Bachkosky
Fax number: (212) 751-4646

ASSET REPRESENTATIONS REVIEWER:

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York, 10016
Attention: WFCM 2019-C50 Surveillance Manager
Email: cmbs.notices@parkbridgefinancial.com

OPERATING ADVISOR:

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York, 10016
Attention: WFCM 2019-C50 Surveillance Manager
Email: cmbs.notices@parkbridgefinancial.com

Exh. E-4

EXHIBIT F

FORM OF LIMITED POWER OF ATTORNEY

TO WELLS FARGO BANK, NATIONAL ASSOCIATION AND RIALTO CAPITAL ADVISORS, LLC WITH RESPECT TO WELLS FARGO COMMERCIAL MORTGAGE TRUST 2019-C50, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2019-C50

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, pursuant to the terms of the Mortgage Loan Purchase Agreement dated April 29, 2019 (the “Mortgage Loan Purchase Agreement”), between UBS AG (“Seller”) and Wells Fargo Commercial Mortgage Securities, Inc. (“Depositor”), Seller is selling certain commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”) to Depositor;

WHEREAS, pursuant to the terms of the Pooling and Servicing Agreement dated as of May 1, 2019 (the “Pooling and Servicing Agreement”), between the Depositor, Wells Fargo Bank, National Association (“Wells Fargo Bank”), as master servicer (in such capacity, the “Master Servicer”), Rialto Capital Advisors, LLC, as special servicer (the “Special Servicer”), Wells Fargo Bank, as certificate administrator, tax administrator and as custodian (in such capacity, the “Custodian”), Wilmington Trust, National Association, as trustee (the “Trustee”), and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, the Trustee, the Custodian and the Special Servicer are granted certain powers, responsibilities and authority in connection with the completion and the filing and recording of assignments of mortgage, deeds of trust or similar documents, Form UCC-3 assignments of financing statements, reassignments of assignments of leases, rents and profits and other Mortgage Loan documents required to be filed or recorded in appropriate public filing and recording offices; and

WHEREAS, Seller has agreed to provide this Limited Power of Attorney pursuant to the Mortgage Loan Purchase Agreement;

NOW, THEREFORE, Seller does hereby make, constitute and appoint the Custodian (on behalf of the Trustee), acting solely in its capacity as Custodian under, and in accordance with the terms of, the Pooling and Servicing Agreement, Seller’s true and lawful agent and attorney-in-fact with respect to each Mortgage Loan in Seller’s name, place and stead: (i) to complete (to the extent necessary) and to cause to be submitted for filing or recording in the appropriate public filing or recording offices, all assignments of mortgage, deeds of trust or similar documents, assignments or reassignments of rents, leases and profits, in each case in favor of the Trustee, as set forth in the definition of “Mortgage File” in Section 1.01 of the Pooling and Servicing Agreement, that have been received by the Trustee or a Custodian on its behalf, and all Form UCC-3 assignments of financing statements and all other comparable instruments or documents with respect to the Mortgage Loans which are customarily and reasonably necessary or appropriate to assign agreements, documents and instruments pertaining to the Mortgage Loans, in each case in favor of the Trustee as set forth in the definition of “Mortgage File” in, and in accordance with Section 1.01 of, the Pooling and Servicing Agreement, and to evidence, provide

Exh. F-1

notice of and perfect such assignments and conveyances in favor of the Trustee in the public records of the appropriate filing and recording offices; and (ii) to prepare, execute and file or record in the appropriate public filing or recording offices, as applicable, all other Mortgage Loan documents to be recorded under the terms of the Pooling and Servicing Agreement or any such Mortgage Loan documents which have not been submitted for filing or recordation by Seller on or before the date hereof or which have been so submitted but are subsequently lost or returned unrecorded or unfiled as a result of actual or purported defects therein, in order to evidence, provide notice of and perfect such documents in the public records of the appropriate filing and recording offices. Notwithstanding the foregoing, this Limited Power of Attorney shall grant to the Custodian (on behalf of the Trustee) and the Special Servicer only such powers, responsibilities and authority as are set forth in Section 2 of the Mortgage Loan Purchase Agreement.

Seller does also hereby make, constitute and appoint the Special Servicer, acting solely in its capacity as Special Servicer under the Pooling and Servicing Agreement, Seller’s true and lawful agent and attorney-in-fact with respect to the Mortgage Loans in Seller’s name, place and stead solely to exercise and perform all of the rights, authority and powers of the Custodian (on behalf of the Trustee) as set forth in the preceding paragraph in the event of the failure or the incapacity of the Custodian to do so for any reason. As between the Special Servicer and any third party, no evidence of the failure or incapacity of the Custodian shall be required and such third party may rely upon the Special Servicer’s written statement that it is acting pursuant to the terms of this Limited Power of Attorney.

The enumeration of particular powers herein is not intended in any way to limit the grant to the Custodian (on behalf of the Trustee) or the Special Servicer as Seller’s attorney-in-fact of full power and authority with respect to the Mortgage Loans to complete (to the extent necessary), file and record any documents, instruments or other writings referred to above as fully, to all intents and purposes, as Seller might or could do if personally present, hereby ratifying and confirming whatsoever such attorney-in-fact shall and may do by virtue hereof; and Seller agrees and represents to those dealing with such attorney-in-fact that they may rely upon this Limited Power of Attorney until termination thereof under the provisions of the second following paragraph below. As between Seller, the Depositor, the Special Servicer, the Custodian, the Trust and the Certificateholders, neither the Custodian nor the Special Servicer may exercise any right, authority or power granted by this Limited Power of Attorney in a manner which would violate the terms of the Pooling and Servicing Agreement, but any and all third parties dealing with the Custodian (on behalf of the Trustee) or the Special Servicer as Seller’s attorney-in-fact may rely completely, unconditionally and conclusively on the authority of the Custodian or the Special Servicer, as applicable, and need not make any inquiry about whether the Custodian or the Special Servicer is acting pursuant to the Pooling and Servicing Agreement. Any purchaser, title insurance company or other third party may rely upon a written statement by the Custodian or the Special Servicer that any particular Mortgage Loan or related mortgaged real property in question is subject to and included under this Limited Power of Attorney and the Pooling and Servicing Agreement.

Any act or thing lawfully done hereunder by the Custodian (on behalf of the Trustee) or the Special Servicer shall be binding on Seller and Seller’s successors and assigns.

Exh. F-2

This Limited Power of Attorney shall continue in full force and effect with respect to the Custodian (on behalf of the Trustee) and the Special Servicer, as applicable, until the earliest occurrence of any of the following events:

(1)	with respect to the Custodian (on behalf of the Trustee), the termination of the Custodian and its replacement with a successor Custodian under the terms of the Pooling and Servicing Agreement;

(2)	with respect to the Special Servicer, the termination of such entity and its replacement with a successor Special Servicer under the terms of the Pooling and Servicing Agreement;

(3)	with respect to the Custodian (on behalf of the Trustee), the appointment of a receiver or conservator with respect to the business of the Custodian, or the filing of a voluntary or involuntary petition in bankruptcy by or against the Custodian;

(4)	with respect to the Special Servicer, the appointment of a receiver or conservator with respect to the business of such entity, or the filing of a voluntary or involuntary petition in bankruptcy by or against such entity;

(5)	with respect to each of the Custodian (on behalf of the Trustee) and the Special Servicer and any Mortgage Loan, such Mortgage Loan is no longer a part of the Trust;

(6)	with respect to each of the Custodian (on behalf of the Trustee) and the Special Servicer, the termination of the Pooling and Servicing Agreement in accordance with its terms; and

(7)	with respect to the Special Servicer, the occurrence and continuance of, or failure to cure, any of the events described under Section 7.01(a) of the Pooling and Servicing Agreement with respect to the Special Servicer.

Nothing herein shall be deemed to amend or modify the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreement or the respective rights, duties or obligations of Seller under the Mortgage Loan Purchase Agreement, and nothing herein shall constitute a waiver of any rights or remedies under the Pooling and Servicing Agreement.

Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Mortgage Loan Purchase Agreement or, if not defined therein, then in the Pooling and Servicing Agreement.

THIS POWER OF ATTORNEY AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

Exh. F-3

[SIGNATURE ON NEXT PAGE]

Exh. F-4

IN WITNESS WHEREOF, Seller has caused this instrument to be executed and its corporate seal to be affixed hereto by its officer duly authorized as of _______________, 2019.

UBS AG

By:
Name:
Title:

By:
Name:
Title:

Exh. F-5

ACKNOWLEDGEMENT

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On this ____ day of _____________ 20__, before me appeared __________________, to me personally known, who, being by me duly sworn did say that he/she is the ___________________ of UBS AG, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors, and said ___________________ acknowledged said instrument to be the free act and deed of said corporation.

Name:
Notary Public in and for said County and State

My Commission Expires:

Exh. F-6